UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	8/31/14

FORM N-CSR

Item 1.                         Reports to Stockholders.

The BNY Mellon Funds

BNY Mellon Large Cap Stock Fund
BNY Mellon Large Cap Market Opportunities Fund
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
BNY Mellon Income Stock Fund
BNY Mellon Mid Cap Multi-Strategy Fund
BNY Mellon Small Cap Multi-Strategy Fund
BNY Mellon Focused Equity Opportunities Fund
BNY Mellon Small/Mid Cap Multi-Strategy Fund
BNY Mellon International Fund
BNY Mellon Emerging Markets Fund
BNY Mellon International Appreciation Fund
BNY Mellon International Equity Income Fund
BNY Mellon Asset Allocation Fund

ANNUAL REPORT	August 31, 2014

Contents

The Funds

Letter from the President 2

Discussion of Funds' Performance

- BNY Mellon Large Cap Stock Fund 3
- BNY Mellon Large Cap Market Opportunities Fund 6
- BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund 9
- BNY Mellon Income Stock Fund 12
- BNY Mellon Mid Cap Multi-Strategy Fund 15
- BNY Mellon Small Cap Multi-Strategy Fund 18
- BNY Mellon Focused Equity Opportunities Fund 21
- BNY Mellon Small/Mid Cap Multi-Strategy Fund 24
- BNY Mellon International Fund 27
- BNY Mellon Emerging Markets Fund 30
- BNY Mellon International Appreciation Fund 33
- BNY Mellon International Equity Income Fund 36
- BNY Mellon Asset Allocation Fund 39

Understanding Your Fund's Expenses 42

Statements of Investments 46

Statements of Options Written 60

Statement of Financial Futures 95

Statements of Assets and Liabilities 106

Statements of Operations 112

Statements of Changes in Net Assets 116

Financial Highlights 123

Notes to Financial Statements 149

Report of Independent Registered Public Accounting Firm 173

Important Tax Information 174

Board Members Information 185

Officers of the Trust 187

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Funds Trust, covering the 12-month period from September 1, 2013, through August 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite occasional bouts of heightened volatility, U.S. stocks generally gained ground steadily over the reporting period as the domestic economy rebounded. As a result, most broad measures of equity market performance established a series of new record highs over the past 12 months. Growth-oriented and more economically sensitive stocks generally fared well over the reporting period's first half, but value-oriented stocks rallied more strongly over the second half.

We remain cautiously optimistic regarding the U.S. stock market's prospects. We currently expect the economy to continue to accelerate as several long-standing drags, including tight fiscal policies and private sector deleveraging, fade from the scene. Of course, a number of risks remain, including the possibilities of higher short-term interest rates and intensifying geopolitical turmoil. Therefore, we suggest you talk regularly with your financial advisor to assess the potential impact of these and other macroeconomic developments on your investments.

Thank you for your continued confidence and support.

David K. Mossman
President
BNY Mellon Funds Trust
September 15, 2014

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by Warren Chiang, CFA, and Ronald P. Gala, CFA

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of 26.27%, and Investor shares returned 25.96%.1 In comparison, the total return of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), the fund’s benchmark, was 25.21%.2

Despite occasional bouts of heightened volatility, U.S stocks generally climbed during the reporting period in an environment of improving economic growth. The fund produced higher returns than its benchmark, primarily due to the success of our security selection strategy in the consumer staples, consumer discretionary, and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of large capitalization companies with market capitalizations of $5 billion or more at the time of purchase.

Effective October 21, 2013, the fund modified its investment strategy.We apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within large-cap U.S. stocks. We use a proprietary valuation model that identifies and ranks stocks to construct the fund’s portfolio. We construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure.Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 175 securities.

Previously, the fund’s investment adviser selected securities for the fund using a proprietary computer model, along with fundamental analysis, to identify and rank stocks within industries or sectors, based on several characteristics, including value, growth and financial profile.

Stocks Advanced Strongly in a Broad Market Rally

U.S. stocks generally gained value over the fall of 2013 in response to encouraging economic data, enabling the S&P 500® Index to end 2013 near record highs. The market relinquished some of its gains in January 2014 due to concerns regarding a more moderately accommodative U.S. monetary policy and economic slowdowns in the world’s emerging markets, but stocks rebounded sharply in February when those worries proved to be overblown.Another bout of stock market weakness in the spring stemmed from the adverse impact of unusually harsh winter weather in much of the U.S. on domestic economic activity. This market downturn hit formerly high-flying, growth-oriented companies in the information technology and biotech-nology industry groups particularly hard, signaling a shift in market leadership from smaller, more aggressive stocks to their better established, value-oriented counterparts. Investor sentiment rebounded when the economic recovery resumed in warmer weather, driving the U.S. stock market to a series of new record highs over the reporting period’s final three months.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

While stocks of all capitalization ranges produced double-digit returns, on average, in this constructive environment, the shift in market leadership to more conservative companies helped large-cap stocks lead the broad market’s advance for the reporting period overall.

Security Selections Buoyed Relative Results

The fund participated more than fully in the S&P 500® Index’s gains over the reporting period. Our security selection strategy proved particularly effective in the consumer staples sector, where non-carbonated beverages producer Monster Beverage gained value after the sale of minority ownership interests to The Coca-Cola Companies. In addition, grocery chain Kroger continued to execute well on its business plan and was rewarded late in the reporting period for making an accretive acquisition.

In the consumer discretionary sector, apparel producer Hanesbrands achieved 10 consecutive quarters of better-than-expected earnings due, in part, to falling cotton prices. Walt Disney received strong contributions to financial results from its film, television, and theme park units. Among energy companies, refiners Marathon Petroleum and Phillips 66 continued to benefit from the availability of low cost shale oil from North American sources. Individual winners during the reporting period included multi-specialty health care company Allergan, which announced strong earnings and received an acquisition offer, and biotechnology firm Gilead Sciences, which reported better-than-expected financial results.

Disappointments during the reporting period included the information technology sector. Underweighted exposure to consumer electronics giant Apple prevented the fund from participating more fully in its gains. In the financials sector, the fund’s holdings in real estate investment trusts suffered broad-based declines, and a relatively new position in investment manager Waddell & Reed Financial encountered heightened volatility stemming from employee turnover.

Continuing to Find Attractive Opportunities

We recently have been encouraged by improved U.S. economic activity, including a stronger labor market and stable interest rates. In our judgment, an extended economic recovery should generally be good for equities. However, valuations have climbed, suggesting that selectivity is likely to become more critical to investment success. As of the reporting period’s end, our disciplined, bottom-up investment process has continued to identify an ample number of stocks meeting our criteria across the full range of market sectors.

September 15, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	1 Year	5 Years	10 Years
Class M shares	26.27%	15.16%	7.29%
Investor shares	25.96%	14.86%	7.01%
Standard & Poor’s 500
Composite Stock Price Index	25.21%	16.87%	8.37%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Large Cap Stock Fund on 8/31/04 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. The fund changed its investment strategy on October 21, 2013. Prior to that date, the investment adviser selected securities for the fund using a proprietary computer model, along with fundamental analysis, to identify and rank stocks within industries or sectors, based on several characteristics, including value, growth and financial profile. Different investment strategies may lead to different performance results. The fund’s performance for the periods prior to October 21, 2013 reflects the fund’s investment strategy in effect prior to that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by Bernard Schoenfeld, Portfolio Manager, responsible for investment allocation decisions

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon Large Cap Market Opportunities Fund’s Class M shares produced a total return of 23.67%, and Investor shares returned 23.54%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 25.21% for the same period.2

Stocks rallied strongly over the reporting period amid continued U.S. economic growth. The fund underper-formed its benchmark, mainly due to security selection shortfalls in the U.S. Large Cap Equity Strategy, U.S. Large Cap Growth Strategy and Dynamic Large Cap Value Strategy.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of the purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies.The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, including some or all of the following: the Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large CapValue Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus.The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies, and executes all purchases and sales of portfolio securities of the fund.

Stocks Advanced Strongly in a Broad Market Rally

U.S. stocks generally gained value over the fall of 2013 in response to encouraging economic data, enabling the S&P 500 Index to end 2013 near record highs.The market relinquished some of its gains in January 2014 due to concerns regarding a more moderately accommodative U.S. monetary policy and economic slowdowns in the world’s emerging markets, but stocks rebounded in February when those worries proved to be overblown. Another bout of weakness in the spring stemmed from the adverse economic impact of unusually harsh winter weather in much of the U.S.This market downturn hit growth-oriented companies in the information technology and biotechnology industry groups particularly hard, triggering a shift in market leadership from more aggressive growth stocks to their better established, value-oriented counterparts. The economic recovery subsequently resumed, and positive data drove stocks to a series of new record highs over the reporting period’s final three months.

While all capitalization ranges produced double-digit returns, on average, in this constructive environment, the shift in market leadership to more conservative companies helped large-cap stocks lead the broad market’s advance for the reporting period overall.

6

Underlying Investments Delivered Mixed Results

While the fund participated substantially in the stock market’s gains, its relative performance was constrained by disappointing security selections in some of its underlying strategies. The U.S. Large Cap Equity Strategy, managed by Walter Scott & Partners Limited, produced especially weak results, largely due to its focus early in the reporting period on high-quality companies at a time when more speculative investments led the market higher. Dreyfus Research Growth Fund, part of the U.S. Large Cap Growth Strategy, was hurt by shortfalls in the information technology, consumer staples and consumer discretionary sectors. Dreyfus Strategic Value Fund, part of the Dynamic Large Cap Value Strategy, struggled with weakness in the financials and information technology sectors.

The fund achieved better relative performance through the Focused Equity Strategy, which utilizes a concentrated, bottom-up security selection strategy. Performance of the Focused Equity Strategy was helped by its holdings in the health care and information technology sectors. The Income Stock Strategy, which invests in BNY Mellon Income Stock Fund, made strong selections in the information technology, telecommunications services and consumer discretionary sectors.

Positioned for Further Equity Gains

We remain optimistic regarding equities’ prospects.The economic recovery is expected to accelerate as labor markets recover, consumer confidence improves, and businesses become more comfortable with increased capital spending. Nonetheless, equity valuations have risen and short-term interest rates may rise, suggesting that selectivity is likely to become more critical to investment success.

Therefore, in April, we implemented a number of changes to the fund’s allocation strategy. In response to shifting market trends and the performance records of its underlying strategies, we increased the fund’s allocation to the Large Cap Growth Strategy and the Focused Equity Strategy, and reduced its position in the U.S. Large Cap Equity Strategy. In our view, these allocation changes position the fund well for a constructive, but more selective, stock market environment.

September 15, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. The fund may use derivative instruments, such as options, futures, and options on futures and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Funds 7

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	Inception		From
	Date	1 Year	Inception
Class M shares	7/30/10	23.67%	15.16%
Investor shares	7/30/10	23.54%	15.14%
Standard & Poor’s 500
Composite Stock Price Index	7/31/10	25.21%	18.27%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Large Cap Market Opportunities Fund on 7/30/10 (inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by Bernard Schoenfeld, Portfolio Manager, responsible for investment allocation decisions

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s Class M shares produced a total return of 23.82%, and Investor shares returned 23.47%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 25.21% for the same period.2

Stocks rallied strongly over the reporting period amid continued U.S. economic growth. The fund underperformed its benchmark, mainly due to security selection shortfalls in the U.S. Equity Strategy, U.S. Large Cap Growth Strategy and Dynamic Large Cap Value Strategy.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of purchase.The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies. The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on its after-tax returns.The fund allocates its assets among some or all of the following: the Large Cap Core Strategy, Large Cap Tax-Sensitive Strategy, Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large CapValue Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies, and executes all purchases and sales of portfolio securities of the fund.

Stocks Responded Positively to Economic Recovery

U.S. stocks generally advanced over the fall of 2013 in response to encouraging economic data, enabling the S&P 500 Index to end 2013 near record highs. The market relinquished some of its gains in January 2014 amid concerns regarding economic slowdowns in the emerging markets, but stocks rebounded in February when those worries proved overblown. Additional weakness in the spring — mainly due to the performance of companies in the information technology and biotechnology sectors — sparked a shift in market leadership from economically sensitive growth stocks to their more defensive, value-oriented counterparts. By June, however, positive economic data again bolstered investor sentiment, driving the benchmark to new record highs over the reporting period’s final three months.

Underlying Investments Delivered Mixed Results

While the fund participated substantially in the stock market’s gains, its results compared to the benchmark were constrained by disappointing security selections in

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

some of its underlying strategies. The U.S. Large Cap Equity Strategy, managed by Walter Scott & Partners Limited, produced especially weak relative results, largely due to its focus on high-quality companies at a time when more speculative investments led the market higher. Dreyfus Research Growth Fund, part of the U.S. Large Cap Growth Strategy, was hurt by shortfalls in the information technology, consumer staples and consumer discretionary sectors. Dreyfus Strategic Value Fund, part of the Dynamic Large Cap Value Strategy, struggled with weakness in the financials and information technology sectors.

The fund achieved better relative performance through the Focused Equity Strategy, which utilizes a concentrated, bottom-up security selection strategy. Performance of the Focused Equity Strategy was helped by its holdings in the health care and information technology sectors. The Income Stock Strategy, which invests in BNY Mellon Income Stock Fund, made strong security selections in the information technology, telecommunications services and consumer discretionary sectors. Finally, as it is designed to do, the fund’s Large Cap Tax-Sensitive Strategy produced returns that were roughly in line with market averages while effectively reducing the tax impact of its investments.

Positioned for Further Equity Gains

We remain optimistic regarding equities’ prospects. U.S. economic conditions are expected to improve as labor markets continue to recover, consumer confidence improves, and businesses become more comfortable with increased capital spending. Nonetheless, we are aware that equity valuations have risen and short-term interest rates may rise, suggesting that selectivity is likely to become more critical to investment success.

In April, we implemented a number of changes to the fund’s allocation strategy. In response to shifting market trends and the performance records of its underlying strategies, we increased the fund’s allocation to the Large Cap Growth Strategy and the Focused Equity Strategy, and reduced its position in the U.S. Large Cap Equity Strategy. In our view, these allocation changes position the fund well for a constructive, but more selective, stock market environment.

September 15, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may use derivative instruments, such as options, futures, and options on futures and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500
Composite Stock Price Index is a widely accepted, unmanaged index of U.S.
stock market performance. Investors cannot invest directly in any index.

10

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	Inception		From
	Date	1 Year	Inception
Class M shares	7/30/10	23.82%	15.79%
Investor shares	7/30/10	23.47%	15.68%
Standard & Poor’s 500
Composite Stock Price Index	7/31/10	25.21%	18.27%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund on 7/30/10 (inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 11

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by John C. Bailer, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon Income Stock Fund’s Class M shares produced a total return of 25.17%, and its Investor shares returned 24.75%.1 In comparison, the fund’s benchmark, the Dow Jones U.S. Select Dividend Index, produced a total return of 22.74% for the same period.2

Despite occasional bouts of heightened volatility, U.S. stocks generally climbed during the reporting period in an environment of improving economic growth. The fund produced higher returns than its benchmark, primarily due to the success of our sector allocation and security selection strategies across a variety of market segments.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income.To pursue its goal, the fund normally invests at least 80% of its assets in stocks.The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis, and risk management.While we attempt to manage risks by diversifying broadly across companies and industries, the fund may at times overweight certain sectors in an attempt to earn higher yields. The fund may also use derivatives as a substitute for taking a position in an underlying asset, to increase returns or income, or as part of a hedging strategy.

Stocks Advanced Strongly in a Broad Market Rally

U.S. stocks generally gained value over the fall of 2013 in response to encouraging global and domestic economic data, enabling several broad measures of stock market performance to end 2013 near record highs.The market relinquished some of its gains in January 2014 due to concerns regarding economic slowdowns in the world’s emerging markets and some overall profit taking after a strong 2013, but stocks rebounded when those worries proved to be overblown.Another bout of weakness in the spring stemmed from the adverse impact of unusually harsh winter weather in much of the U.S. on domestic economic activity. The market downturn hit growth-oriented companies in the information technology and biotechnology industry groups particularly hard, triggering a shift in market leadership from smaller, more aggressive stocks to their better established, value-oriented, and dividend-paying counterparts. The economic recovery resumed in warmer weather, and positive economic data drove the U.S. stock market to a series of new record highs over the reporting period’s final three months.

While stocks of all capitalization ranges and investment styles produced double-digit returns, on average, in this constructive environment, the shift in market leadership to more conservative companies helped large-cap stocks lead the broad market’s advance for the reporting period overall. The dividend-paying stocks represented in the fund’s benchmark produced modestly lower returns than the broader equity market.

12

Allocation and Selection Strategies Buoyed Relative Results

Our security selection strategy proved particularly effective in the utilities sector, where NRG Yield, a recent spin-off from NRG Energy, advanced strongly while paying a highly competitive dividend. In the telecommunications services sector, lack of exposure to industry giant AT&T helped the fund avoid the company’s relatively weak returns over the reporting period. Instead, we focused on smaller service providers, such as Windstream Holdings, where management reorganized the company and unlocked shareholder value. Among materials companies, the fund benefited from underweighted exposure to commodities producers with a substantial presence in struggling emerging markets. Rather, we favored U.S. centric businesses. For example, aggregates provider Martin Marietta Materials advanced when demand intensified from local governments for the materials used in infrastructure construction, and chemicals producer Dow Chemical benefited from lower input costs.

Only the fund’s investments in the industrials sector significantly lagged their respective components in the benchmark.The fund’s relative performance was hurt by underweighted exposure to a relatively strong performing market sector, where the fund held few of the defense contractors that rallied when fears of government spending cuts did not materialize.

At times during the reporting period, the fund employed a covered call writing strategy using derivative instruments to enhance its overall yield.

Continuing to Find Attractive Dividend-Paying Opportunities

We recently have been encouraged by improved U.S. economic activity, including a stronger labor market. In our judgment, an extended economic recovery should be good for equities, including those that pay generous dividends. However, valuations have climbed and interest rates may rise, suggesting that selectivity is likely to become more critical to investment success. As of the reporting period’s end, we have identified an ample number of stocks meeting our investment criteria in the financials, information technology, and health care sectors, but relatively few in the utilities and materials sectors.

September 15, 2014

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Dow Jones U.S. Select
Dividend Index is an unmanaged index which represents the country’s leading stocks by dividend yield. One hundred U.S. stocks are selected to the index by dividend yield, subject to screens for dividend-per-share growth rate, dividend payout ratio, and average daily dollar trading volume.
Investors cannot invest directly in any index.

The Funds 13

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	1 Year	5 Years	10 Years
Class M shares	25.17%	16.70%	8.46%
Investor shares	24.75%	16.38%	8.19%
Dow Jones U.S. Select Dividend Index	22.74%	18.49%	7.52%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Income Stock Fund on 8/31/04 to a $10,000 investment made in the Dow Jones U.S. Select Dividend Index (the “Dow Jones Index”) on that date. All dividends and capital gain distributions are reinvested. The fund's performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Dow Jones Index is an unmanaged index which represents the country’s leading stocks by dividend yield. Unlike a mutual fund, the Dow Jones Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

14

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by Bernard Schoenfeld, Portfolio Manager, responsible for investment allocation decisions

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 23.09%, and Investor shares returned 22.74%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index, produced a total return of 25.32% for the reporting period.2 The Russell Mid Cap Value and Russell Mid Cap Growth Indexes are secondary benchmarks.

Stocks generally rallied strongly over the reporting period amid continued U.S. economic growth.The fund produced lower returns than its benchmark, mainly due to shortfalls in the Geneva Mid Cap Growth Strategy and, to a lesser extent, the Mid Cap Growth Strategy and the Robeco Mid Cap Value Strategy.

The Fund’s Investment Approach

The fund seeks capital appreciation.The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of midcap companies. The fund considers midcap companies to be those companies with market capitalizations that are within the market capitalization range of companies comprising the Russell Midcap® Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser and unaffiliated sub-investment advisers that invest primarily in equity securities issued by midcap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Mid Cap Tax-Sensitive Core Strategy, Opportunistic Mid Cap Value Strategy, Mid Cap Growth Strategy, Robeco Mid Cap Value Strategy and Geneva Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Stocks Advanced Strongly in a Broad Market Rally

U.S. stocks generally gained value over the fall of 2013 in response to encouraging economic data, enabling several broad measures of stock market performance to end 2013 near record highs. The market relinquished some of its gains in January 2014 due to concerns regarding a shift to more moderately accommodative U.S. monetary policy and economic slowdowns in the world’s emerging markets, but stocks rebounded in February when those worries proved to be overblown. Another bout of weakness in the spring stemmed from the adverse economic impact of unusually harsh winter weather in much of the U.S.This market downturn hit growth-oriented companies in the information technology and biotechnology industry groups particularly hard, signaling a shift in market leadership from more aggressive growth stocks to their better established, value-oriented counterparts. The economic recovery subsequently resumed in warmer weather, and positive data drove stocks to a series of new record highs over the reporting period’s final three months.

The Funds 15

DISCUSSION OF FUND PERFORMANCE (continued)

While all capitalization ranges produced double-digit returns, on average, in this constructive environment, the shift in market leadership to more conservative companies caused midcap stocks to lag their large-cap counterparts for the reporting period overall. In addition, value-oriented midcap stocks generally outperformed midsize growth stocks.

Underlying Investments Delivered Mixed Results

While the fund participated substantially in the midcap stock market’s gains, its performance compared to the Russell Midcap® Index was constrained by disappointing results from the Geneva Mid Cap Growth Strategy, which fell short of market averages due to its focus on higher quality companies.The strategy’s underperformance was especially severe early in the reporting period, when more speculative stocks fared better. More specifically, the strategy’s emphasis on companies with low debt-to-capital ratios proved relatively ineffective over the reporting period.

The fund’s Mid Cap Growth Strategy, which employs a proprietary investment process of The Boston Company Asset Management (“TBCAM”), lagged market averages more modestly. Security selection shortfalls in the information technology sector more than balanced stronger returns from health care stocks. The Robeco Mid Cap Value Strategy mildly underper-formed the benchmark as disappointments in the financials sector offset better relative results in the energy and capital goods industry groups.

The fund achieved above-average relative performance through the Opportunistic Mid CapValue Strategy, which also employs a proprietary investment process of TBCAM. This strategy’s results were bolstered by particularly favorable security selections in the financials sector. Finally, as it is designed to do, the fund’s Mid Cap Tax-Sensitive Core Strategy produced returns that were roughly in line with market averages, while seeking to improve the tax sensitivity of the portfolio’s investment performance.

Positioned for Further Equity Gains

We remain optimistic regarding the prospects for midcap stocks.The economic recovery is expected to accelerate as labor markets continue to recover, consumer confidence improves, and businesses become more comfortable with increased capital spending. Greater mergers-and-acquisitions activity also could lift midcap companies that are considered takeover candidates. Nonetheless, we are aware that equity valuations have risen and short-term interest rates may rise, suggesting that selectivity is likely to become more critical to investment success.

The fund made no changes to its allocation strategy over the reporting period, but we remain prepared to alter its composition as economic and market conditions change. In our view, the fund is well positioned for a constructive, but more selective, stock market environment.

September 15, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap® Index is a widely accepted, unmanaged index of medium-cap stock market performance. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

16

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	1 Year	5 Years	10 Years
Class M shares	23.09%	16.62%	10.11%
Investor shares	22.74%	16.32%	9.83%
Russell Midcap Index	25.32%	19.29%	11.07%
Russell Midcap Value Index	27.20%	19.45%	10.92%
Russell Midcap Growth Index	23.67%	19.14%	10.97%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Mid Cap Multi-Strategy Fund on 8/31/04 to a $10,000 investment made in each of the (1) the Russell Midcap Index, (2) the Russell Midcap Value Index and (3) the Russell Midcap Growth Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy — selecting stocks of mid cap domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results.The fund's performance for periods prior to August 20, 2012, reflects the fund’s investment strategy in effect prior to that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Russell Midcap Index is a widely accepted, unmanaged index of medium-cap stock market performance.The Russell Midcap Value Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.The Russell Midcap Growth Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 17

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by Bernard Schoenfeld, Portfolio Manager, responsible for investment allocation decisions

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon Small Cap Multi-Strategy Fund’s Class M shares produced a total return of 16.24%, and Investor shares returned 15.95%.1 In comparison, the fund’s primary benchmark, the Russell 2000 Index, produced a total return of 17.68% for the same period.2 The fund’s secondary benchmarks, the Russell 2000 Growth Index and the Russell 2000 Value Index, produced total returns of 17.30% and 18.10%, respectively, for the same period.3

Despite occasional bouts of heightened market volatility, stocks generally rallied strongly over the reporting period amid continued U.S. economic growth.The fund produced lower returns than its benchmark, mainly due to shortfalls in the Small Cap Growth Strategy.

The Fund’s Investment Approach

The fund seeks capital appreciation.The fund pursues its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Russell 2000 Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small Cap Strategy, Small Cap Value Strategy and Small Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Stocks Advanced Strongly in a Broad Market Rally

U.S. stocks generally gained value over the fall of 2013 in response to encouraging economic data, enabling several broad measures of stock market performance to end 2013 near record highs. The market relinquished some of its gains in January 2014 due to concerns regarding a shift to more moderately accommodative U.S. monetary policy and economic slowdowns in the world’s emerging markets, but stocks rebounded in February when those worries proved to be overblown. Another bout of market weakness in the spring stemmed from the adverse economic impact of unusually harsh winter weather in much of the U.S. This market downturn hit growth-oriented companies in the information technology and biotechnology industry groups particularly hard, signaling a shift in market leadership from smaller, more aggressive growth stocks to their better established, value-oriented counterparts. The economic recovery subsequently resumed in warmer weather, and new releases of positive data drove stocks to a series of new record highs over the reporting period’s final three months.

While all capitalization ranges of the broad stock market produced double-digit returns, on average, in this constructive environment, the shift in market leadership to more conservative companies caused small-cap stocks to lag their mid- and large-cap counterparts for the reporting period overall. In addition, value-oriented small-cap stocks generally outperformed small growth stocks.

18

Underlying Investments Delivered Mixed Results

Allocations among the fund’s underlying investment strategies remained constant throughout the reporting period. We continued to apportion 40% of the fund’s assets to the Opportunistic Small Cap Value Strategy, 30% to the Small Cap Growth Strategy and 30% to the Small Cap Value Strategy.

While the fund participated substantially in the small-cap stock market’s gains over the reporting period, its performance compared to the Russell 2000 Index was constrained by relatively disappointing results from the Small Cap Growth Strategy.The strategy’s returns fell short of market averages primarily due to unfavorable security selections in the information technology sector.

The fund achieved better relative results through the Small Cap Value Strategy, which was bolstered by the success of its security selections in the financials and information technology sectors. The Opportunistic Small Cap Value Strategy also fared relatively well on the strength of positive stock selections in the health care sector.

Positioned for Further Equity Gains

As of the reporting period’s end, we remain optimistic regarding the prospects for small-cap stocks. The economic recovery currently is expected to accelerate as labor markets continue to recover, consumer confidence improves, and businesses become more comfortable with increased capital spending. Greater mergers-and-acquisitions activity also could lift stocks of small-cap companies that are considered takeover candidates. Nonetheless, we are aware that equity valuations have risen, short-term interest rates may rise, and geopolitical instability may intensify, suggesting to us that selectivity is likely to become more critical to investment success.

The fund made no changes to its allocation strategy over the reporting period, but we remain prepared to alter its composition as economic and market conditions change. In our view, the fund is well positioned for a constructive, but more selective, stock market environment.

September 15, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000® Index is an unmanaged index of small-cap stock market performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The
Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization.The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.
[3]	SOURCE: LIPPER INC. – The Russell 2000 Growth Index is an
unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth
values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund.The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Funds 19

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	1 Year	5 Years	10 Years
Class M shares	16.24%	15.67%	7.13%
Investor shares	15.95%	15.39%	6.92%
Russell 2000 Index	17.68%	17.03%	9.36%
Russell 2000 Value Index	18.10%	15.74%	8.43%
Russell 2000 Growth Index	17.30%	18.29%	10.22%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Small Cap Multi-Strategy Fund on 8/31/04 to a $10,000 investment made in each of the (1) the Russell 2000 Index, (2) the Russell 2000 Value Index and (3) the Russell 2000 Growth Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy — selecting stocks of small cap domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results.The fund's performance for periods prior to August 20, 2012, reflects the fund’s investment strategy in effect prior to that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

20

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by Irene D. O’Neill, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon Focused Equity Opportunities Fund’s Class M shares produced a total return of 30.54%, and Investor shares returned 30.18%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, produced a 25.21% total return for the reporting period.2

Despite occasional bouts of volatility, stocks generally rallied strongly over the reporting period as the U.S. economic recovery gained momentum. The fund outperformed its benchmark due to favorable security selections in the information technology, health care, energy, and financials sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities.We begin with a top-down assessment of broad economic, political, and social trends.We strive to determine those sectors and industries most likely to benefit from identified trends, focusing on sectors we believe present the most attractive growth outlook. Within those sectors and industries, we then employ a bottom-up, fundamental approach to find individual companies with:

  Unrecognized or underestimated earnings power

  Sustainable revenue and cash flow

  Positive operational or financial catalysts

  Attractive valuation based on growth prospects

  Strong or improving financial conditions

Finally, we select for investment the 25 to 30 best opportunities from the companies meeting these criteria.

Large-Cap Stocks Led a Broad Market Rally

Stocks advanced over the final months of 2013 in response to encouraging global and domestic economic data, enabling the S&P 500 Index to end 2013 near record highs.The market relinquished some of its gains in January 2014 amid concerns regarding economic slowdowns in the world’s emerging markets, but stocks rebounded sharply in February when those worries proved to be overblown. Another bout of weakness in the spring—mainly in the information technology and biotechnology industry groups—signaled a shift in market leadership from economically sensitive growth stocks to their more defensive, value-oriented counterparts. By June, however, positive economic data again bolstered investor sentiment, driving stocks to a series of new record highs over the reporting period’s final three months.

While large-, mid-, and small-cap stocks all produced double-digit returns, on average, in this positive environment, the shift in market leadership to more conservative, well-established companies helped large-cap stocks to generally outperform their smaller counterparts during the reporting period.

Security Selections Buoyed Fund’s Relative Performance

The fund achieved especially strong results from its holdings in the information technology sector. Semiconductor maker Micron Technology benefited from a consolidating industry and a solid pricing environment. Specialty chip producer Avago Technologies

The Funds 21

DISCUSSION OF FUND PERFORMANCE (continued)

saw rising sales of semiconductors used in smartphones. Software developer Adobe Systems saw strong growth after changing its business model to cloud-based subscriptions. Business-oriented social network LinkedIn, Cl. A recovered from previous weakness. The fund also benefited from fortunate timing in the sale of media giant Google in advance of a traditionally weak seasonal period for advertising sales.

In the health care sector, specialty biopharmaceutical developer Shire reported higher earnings after a new management team restructured the company and it received an acquisition offer. Teva Pharmaceuticals hired a new CEO, who accelerated restructuring plans. Hospitals operator HCA Holdings achieved higher utilization rates and fewer bad debts as a result of national health care reform.

Among energy companies, services provider Halliburton advanced amid a shale oil production boom in North America and improving prospects in international markets, while refinerValero Energy’s profit margins benefited from its access to low-cost domestic crude oil. In addition, solid cash flow generation enabled Valero Energy to raise its dividend three times over 12 months. The fund also avoided relative weakness in energy giants Chevron and ExxonMobil. Winners in the financials sector included asset manager Invesco, which saw higher assets under management when equity markets climbed. Wells Fargo & Co. proved less sensitive to regulatory changes than its peers, and the bank raised its dividend and launched a major share repurchasing program.

On a more negative note, the fund suffered shortfalls in the consumer staples sector, where tobacco producer Philip Morris International reduced earnings guidance due to higher investments in future growth initiatives. Household goods purveyor Procter & Gamble struggled with weaker consumer demand. The fund’s holdings in the consumer discretionary sector also trailed market averages, as motorcycle manufacturer Harley-Davidson and retailer Lowes were hurt by the unusually harsh winter weather in much of the U.S., and media giant Comcast, Cl.A was held back by uncertainty surrounding its proposed acquisition of Time Warner Cable.

Maintaining a Disciplined Investment Approach

We have been encouraged by recent economic data, which suggest to us that the economic recovery is likely to be sustained. Therefore, we have maintained an emphasis on companies that tend to be relatively sensitive to changing economic conditions. We also have continued to seek companies benefiting from secular growth trends and efforts by management to boost earnings growth.

September 15, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a diversified fund.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

22

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	Inception		From
	Date	1 Year	Inception
Class M shares	9/30/09	30.54%	15.42%
Investor shares	9/30/09	30.18%	15.14%
Standard & Poor’s 500
Composite Stock Price Index	9/30/09	25.21%	16.31%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Focused Equity Opportunities Fund on 9/30/09 (inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 23

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by Bernard Schoenfeld, Portfolio Manager, responsible for investment allocation decisions

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon Small/Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 19.84%, and Investor shares returned 19.53%.1 In comparison, the Russell 2500™ Index, the fund’s benchmark, produced a total return of 21.45% for the same period.2 Russell 2500 Growth and Russell 2500 Value Indexes are secondary benchmarks.

Despite occasional bouts of heightened volatility, stocks generally rallied strongly over the reporting period amid continued U.S. economic growth. The fund produced lower returns than its benchmark, mainly due to shortfalls among a handful of individual investments over the reporting period’s first half.

Effective April 28, 2014, the fund changed its name and modified its investment strategy to provide exposure to various small-cap and midcap equity portfolio managers, investment strategies and styles. On that date, Bernard Schoenfeld became the fund’s primary portfolio manager responsible for investment allocation decisions.

The Fund’s Investment Approach

The fund seeks capital appreciation.The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of small- and midcap companies. The fund currently considers small- and midcap companies to be those companies with total market capitalizations that are within the market capitalization range of the smallest company included in the Russell 2000 Index and the largest company included in the Russell Midcap Index.

Prior to April 28, 2014, the fund invested in growth and value stocks chosen through a disciplined investment process that combined computer modeling techniques, fundamental analysis, and risk management.

As of April 28, 2014, the fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small- and midcap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small/Mid Cap Strategy, the Small/Mid Cap Value Strategy and the Small/Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Stocks Advanced Strongly in a Broad Market Rally

U.S. stocks generally gained value over the fall of 2013 in response to encouraging economic data, enabling several broad measures of stock market performance to end 2013 near record highs.The market relinquished some of its gains in January 2014 due to concerns regarding a shift to more moderately accommodative U.S. monetary policy and economic slowdowns in the world’s emerging markets, but stocks rebounded in February when those worries proved to be overblown.Another bout of market weakness in the early spring stemmed from the adverse economic impact of unusually harsh winter weather in much of the U.S. This downturn hit growth-oriented companies in the information technology and biotech-nology industry groups particularly hard, signaling a shift in market leadership from more aggressive growth stocks to their better established, value-oriented counterparts. The economic recovery subsequently resumed, driving stocks to a series of new record highs over the reporting period’s final three months.

24

Underlying Investments Delivered Mixed Results

The fund’s relative performance from the start of the reporting period through its restructuring on April 28, 2014, was constrained by a handful of disappointing security selections in the consumer discretionary, energy, and information technology sectors. The performance of those securities offset above-average returns in the industrials, financials and materials sectors.

Upon the fund’s restructuring to a multi-strategy approach, we apportioned 40% of its assets to the Opportunistic Small/Mid Cap Strategy, 30% to the Small/Mid Cap Value Strategy and 30% to the Small/Mid Cap Growth Strategy.These new investments enabled the fund to produce higher returns than its benchmark through the reporting period’s end. We attribute the fund’s relative success since April 28 primarily to the Small/Mid Cap Value Strategy, which achieved especially favorable results in the health care sector and also benefited from the broader shift in investor sentiment in favor of value-oriented stocks.

On the other hand, the Small/Mid Cap Growth Strategy produced results that trailed the fund’s benchmark, primarily due to underperforming security selections in the industrials sector. Likewise, relative results from the Opportunistic Small/Mid Cap Strategy were mildly undermined by shortfalls in the information technology sector.

Positioned for Further Equity Gains

We remain optimistic regarding the prospects for small- and midcap stocks. The economic recovery is expected to continue to accelerate as labor markets recover, consumer confidence improves, and businesses become more comfortable with increased capital spending. Greater mergers-and-acquisitions activity also could lift the stocks of smaller companies that are considered takeover candidates. Nonetheless, we are aware that equity valuations have risen and short-term interest rates may rise, suggesting that selectivity is likely to become more critical to investment success.

The fund made no changes to its allocation strategy between April 28, 2014 and the end of the reporting period, but we remain prepared to alter its composition as economic and market conditions change. In our view, the fund is well positioned for a constructive, but more selective, stock market environment.

September 15, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2500™ Index is a widely accepted, unmanaged index, which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth value. Investors cannot invest directly in any index.

The Funds 25

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	Inception		From
	Date	1 Year	Inception
Class M shares	9/30/09	19.84%	13.81%
Investor shares	9/30/09	19.53%	13.50%
Russell 2500 Index	9/30/09	21.45%	17.53%
Russell 2500 Value Index	9/30/09	22.61%	16.86%
Russell 2500 Growth Index	9/30/09	20.25%	18.23%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Small/Mid Cap Multi-Strategy Fund on 9/30/09 (inception date) to a $10,000 investment made in each of (1) the Russell 2500 Index, (2) the Russell 2500 Value Index and (3) the Russell 2500 Growth Index on that date. All dividends and capital gain distributions are reinvested.

On April 28, 2014, the fund changed its name from BNY Mellon Small/Mid Cap Fund to BNY Mellon Small/Mid Cap Multi-Strategy Fund and the fund’s investment strategy changed. From August 20, 2012 through April 27, 2014, the investment adviser selected securities for the fund using a disciplined investment process that combined quantitative modeling techniques, fundamental analysis and risk management. Prior to August 20, 2012, the investment adviser selected securities for the fund using proprietary computer models, along with fundamental analysis to identify and rank stocks within industries or sectors, based on several characteristics, including value, growth and financial profile. Different investment strategies may lead to different performance results.The fund’s performance for the period August 20, 2012 through April 27, 2014 and for the periods prior to August 20, 2012 reflects the fund’s investment strategy in effect during those periods. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Russell 2500 Index is an unmanaged index designed to track the performance of small- to mid-cap U.S. stocks.The Russell 2500 Value Index is an unmanaged index which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.The Russell 2500 Growth Index is an unmanaged index which measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

26

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by D. Kirk Henry, Sean P. Fitzgibbon, Clifford A. Smith, and Mark A. Bogar, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon International Fund’s Class M shares produced a total return of 16.11%, and Investor shares returned 15.85%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 16.43% for the same period.2

Developed equity markets generally rose during the reporting period in response to signs of improving economic fundamentals.The fund produced modestly lower returns than its benchmark, mainly due to shortfalls in Hong Kong, Spain, and Australia.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment advisor. The fund is not managed to a specific target duration between these investment styles. Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EAFE Index and Canada.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth char-acteristics.The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund’s investment approach for the portion of the fund using the value-oriented investment style is research-driven and risk-averse. When selecting stocks, we identify potential investments through valuation screening and extensive fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, business health, and business momentum.

Developed Markets Gained Ground

Western European stock markets climbed during the first nine months of the reporting period as economic growth appeared to pick up in some countries, such as Germany, and long-awaited signs of recovery emerged in some of the region’s more troubled economies, including Italy and Spain. Investors also responded positively to an unexpected reduction in short-term interest rates by the European Central Bank. However, many European stocks came under pressure in June and July due to disappointing quarterly GDP growth rates. Concerns regarding the impact on energy prices relating to the geopolitical tensions in Ukraine and the Middle East also weighed on investor sentiment. Nevertheless, the region’s equities markets ended the reporting period with robust gains.

The Funds 27

DISCUSSION OF FUND PERFORMANCE (continued)

Most developed markets in Asia generated more modestly positive returns. The Japanese stock market struggled with stalling economic growth and the fading benefits of aggressively stimulative monetary and fiscal policies. Hong Kong and Australian stocks were hampered by slowing growth in China.

Selection and Allocation Strategies Delivered Mixed Results

Although the fund participated substantially in the MSCI EAFE Index’s gains, a few of the fund’s holdings and country allocations detracted from its relative returns. In Hong Kong, casino operator SJM Holdings was hurt by the slowing Chinese economy, apparel retailer Esprit Holdings experienced declining brand popularity, and mobile phone and consumer electronics assembler FIH Mobile lost ground due to profit-taking. Individual stock selections in Spain performed relatively well, but the fund’s underweighted exposure to the rebounding Spanish market detracted from its relative returns. In Australia, QBE Insurance Group and Metcash grocery chain suffered declines.

On the other hand, the fund outperformed its benchmark in several areas. A diverse mix of Japanese holdings bolstered returns, led by technology businesses, such as Fujitsu and Tokyo Electron; industrial companies, such as Hitachi; and energy producers, such as INPEX. In the United Kingdom, pharmaceutical maker Shire more than doubled in value after receiving an acquisition offer, while other holdings, such as merchandiser Home Retail Group and hotel and restaurant operator Whitbread, also posted strong gains. The fund’s overweighted exposure to the Italian market further bolstered the fund’s performance, as did good individual stock selections, such as telecommunications operator Telecom Italia and aerospace and defense contractor Finmeccanica.

Valuations Have Remained Attractive

Despite the run-up in some international equity markets, we have continued to see prospects for additional gains. We believe valuations appear attractive in Japan, where a weakening currency may prove positive for exporters. In Europe, discussions of full scale quantitative easing and the possibility of a resolution to the conflict in Ukraine could set the stage for earnings growth and improved investor confidence. We have identified a relatively large number of what we believe are attractive investment opportunities in Europe, and we recently have increased the fund’s exposure to the Australian market.

September 15, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.These risks are enhanced in emerging market countries.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

28

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	1 Year	5 Years	10 Years
Class M shares	16.11%	7.41%	5.59%
Investor shares	15.85%	7.13%	5.33%
Morgan Stanley Capital International
Europe, Australasia, Far East Index	16.43%	8.21%	7.01%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon International Fund on 8/31/04 to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 29

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by D. Kirk Henry, Sean P. Fitzgibbon, and Jay Malikowski, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of 21.82%, and Investor shares returned 21.57%.1 This compares with a 19.98% total return produced by the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), the fund’s benchmark, for the same period.2

Emerging-markets equities rallied despite bouts of heightened market volatility stemming from economic and geopolitical concerns. The fund outperformed its benchmark largely on the strength of overweighted exposure to and favorable security selections within India’s stock market.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment advisor. The fund is not managed to a specific target duration between these investment styles. Pursuant to the core investment style, under normal circumstances at least 80% of the fund’s assets allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EM Index.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth character-istics.The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection.The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EM Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

When choosing stocks for the portion of the fund using the value-oriented investment style, we use a research-driven and risk-averse approach. We identify potential investments through valuation screening and extensive fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors: value, business health, and business momentum.

Positive Developments Lifted Emerging Markets

Stocks of Indian companies delivered robust gains, posting solid increases during the first half of the reporting period amid a strengthening currency and improving trade balances, then soaring during the second half after the election of new, pro-business government leadership. Most other Asian emerging markets produced more modest gains, with China continuing to exhibit slowing, though stabilizing, economic growth. Eastern European emerging markets, on the other hand, were negatively affected by increasing geopolitical tensions surrounding Russia and Ukraine, while Latin American markets remained vulnerable to national fiscal difficulties and weakening demand from China for commodities.

Indian Gains Drove Fund Outperformance

India’s fragile economy appeared to turn a corner during the reporting period. In addition to the election of a Prime Minister with a declared pro-business, pro-reform policy agenda, the country also saw the appointment of

30

new central bank leadership and improving domestic economic fundamentals. The fund benefited both from overweighted exposure to this fast-rising market and from strong individual stock selections. We generally emphasized domestically oriented companies, with top performers including materials producers, such as India Cements and Steel Authority of India; mining groups such as NMDC; financial institutions, such as ICICI Bank, Punjab National Bank, State Bank of India, and Oriental Bank of Commerce; and consumer discretionary companies, such as auto makers Maruti Suzuki India and Tata Motors. To a lesser degree, the fund also outperformed its benchmark with good individual stock selections in South Korea, underweighted exposure to the relatively weak Chilean market, and an emphasis on information technology stocks in Taiwan.

On a more negative note, the fund’s relative results suffered from overweighted exposure to the Russian market, which declined due to concerns over the impact of Western sanctions related to the conflict in Ukraine. Relatively heavy exposure to Chinese stocks also detracted from the fund’s returns compared to the benchmark, as did a few Hong Kong based holdings hurt by the weakening Chinese economy.

Positioned for Continued Recovery

We believe that recent gains in emerging markets may represent the start of investment dollars flowing again into this previously beaten down asset class. We have positioned the fund to benefit from policy changes and economic reforms currently taking place in several countries. In particular, the fund has maintained an overweighted position in the Indian market, although we have trimmed our allocation to that market by taking some profits.We have also taken profits in a few South Korean holdings, and we have substantially reduced exposure to Russian stocks.We have increased exposure to China, where we believe the economic growth rate appears to be bottoming, possibly setting the stage for future gains.

September 15, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.These risks are enhanced in emerging markets countries.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley
Capital International Emerging Markets Index is a market capitalization-
weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin
America, and the Pacific Basin. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Funds 31

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	1 Year	5 Years	10 Years
Class M shares	21.82%	6.42%	10.42%
Investor shares	21.57%	6.14%	10.14%
Morgan Stanley Capital International
Emerging Markets Index	19.98%	7.90%	12.16%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Emerging Markets Fund on 8/31/04 to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America and the Pacific Basin.The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.The Index includes gross dividends reinvested and, unlike a mutual fund, does not take into account charges, fees and other expenses.These factors can contribute to the Index potentially outperforming the fund. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

32

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by Thomas J. Durante, Richard A. Brown, and Karen Q.Wong, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon International Appreciation Fund’s Class M shares produced a total return of 14.65%, and Investor shares returned 14.39%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 16.43% for the same period.2

International equity markets generally rose in response to improving economic fundamentals. The fund underperformed its benchmark due to expenses and pricing disparities between the stocks of the companies comprising the MSCI EAFE Index and the related Depository Receipts (DRs) in which the fund invests.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities, including DRs, common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds, or trusts and other equity investments.

The fund invests primarily in DRs representing the local shares of non-U.S. companies, in particular, American Depositary Receipts (ADRs). In selecting securities, we screen the MSCI EAFE Index universe of approximately 1,000 issuers for the availability of issuers with a DR facility.The investment adviser then uses a proprietary mathematical algorithm to reflect the characteristics of the developed markets that takes into consideration risk characteristics, including country weights and sector weights within each country. As a result of this process, we expect to hold ADRs representing 200 to 300 foreign issuers. The fund’s country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the fund will invest in at least 10 different countries.The fund generally will not invest in securities from developing countries because they are not included in the MSCI EAFE Index.

International Stock Markets Gained Ground

With some exceptions, international stock markets fared well over the reporting period. In Western Europe, stocks climbed during the first nine months of the reporting period as economic growth appeared to pick up in some countries, such as Germany, and long-awaited signs of recovery emerged in others, including Italy and Spain. Investors also responded positively to an unexpected reduction in short-term interest rates by the European Central Bank. However, European stocks came under pressure over the summer of 2014 after the release of disappointing economic data which sparked concerns regarding potential deflationary pressures. Geopolitical instability in Ukraine and the Middle East also weighed on European investor sentiment over the reporting period’s second half.

Most developed markets in Asia generated more modestly positive returns. Despite lower interest rates, the Japanese stock market struggled with the impact an increase in the consumption tax had on economic growth, as well as the fading benefits of aggressively stimulative monetary and fiscal policies. Meanwhile, Hong Kong and Australian stocks were hampered by slowing economic growth in China.

The Funds 33

DISCUSSION OF FUND PERFORMANCE (continued)

Financials, Health Care, and Energy Sectors Buoyed Results

The rise of international equity markets over the reporting period was supported by robust gains among European banks, which responded positively to increased lending activity and higher prices among their sovereign bond holdings. Banks in the United Kingdom and Australia also fared well, mainly due to above-trend economic growth in their markets.

Among health care companies, large pharmaceutical developers posted solid gains stemming from their expansion into the emerging markets and robust research-and-development activity. Drug companies also benefited from strong investor demand for stocks with competitive dividend yields, as did a number of companies in the utilities and telecommunications services sectors. In the energy sector, oil and gas producers intensified their focus on increasing shareholder value, leading to a more cost-conscious approach to new projects.

Disappointments during the reporting period included food retailers, which encountered earnings pressure due to lower agricultural commodity prices and greater competitive pressures. Sanctions imposed by Russia on Western European governments depressed exports from a number of industry groups, including footwear manufacturers in the consumer discretionary sector and food producers in the consumer staples sector, and airlines were forced to fly longer routes after being denied use of Russian airspace. The economic impact of the geopolitical conflict in Ukraine also dampened exports to several Eastern European nations. Meanwhile, Japanese automakers were hurt by a depreciating currency, which undermined sales in China.

At times during the reporting period, the fund employed futures contracts to manage cash flows.

Fully Invested in International Stocks

Despite the recent run-up in international stock prices, we continue to believe that international stock markets have the potential to produce good results, as the global economy gradually strengthens.As always, we continue to monitor the factors considered by the fund’s investment model in light of current market conditions.

September 15, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.These risks are enhanced in emerging market countries.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

34

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	1 Year	5 Years	10 Years
Class M shares	14.65%	7.22%	6.21%
Investor shares	14.39%	6.96%	5.95%
Morgan Stanley Capital International
Europe, Australasia, Far East Index	16.43%	8.21%	7.01%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon International Appreciation Fund on 8/31/04 to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton International Equity Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to BNY Mellon International Appreciation Fund in a tax-free reorganization and the fund commenced operations.The performance figures for the fund’s Class M shares represent the performance of the predecessor fund’s Institutional shares prior to the commencement of operations for BNY Mellon International Appreciation Fund and the performance of BNY Mellon International Appreciation Fund’s Class M shares thereafter.The performance figures for Investor shares represent the performance of the predecessor fund’s Class A shares prior to the commencement of operations for BNY Mellon International Appreciation Fund and the performance of BNY Mellon International Appreciation Fund’s Investor shares thereafter. Investor shares are subject to a Shareholder Services Plan.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 35

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by C.Wesley Boggs,Warren Chiang, CFA, and Ronald Gala, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon International Equity Income Fund’s Class M shares produced a total return of 12.08%, and Investor shares returned 11.79%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International All Country World Index Ex-U.S. (MSCI ACWI Ex-US Index), provided a total return of 17.75% for the same period.2

International equity markets generally rose during the reporting period in response to improving economic fundamentals. The fund produced lower returns than its benchmark, mainly due to shortfalls in the consumer discretionary and energy sectors, as well as overweighted exposure to Turkey.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund focuses on dividend-paying stocks of foreign companies, including those in developed and emerging-market countries. The fund may invest in the stocks of companies of any market capitalization.

We select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of characteristics to identify and rank stocks according to earnings quality. Based on this analysis, we generally select from the higher ranked dividend-paying securities those stocks that we believe will continue to pay above-average dividends.We seek to overweight higher dividend-paying stocks, while maintaining country and sector weights generally similar to those of the MSCI ACWI Ex-US Index.

International Stock Markets Gained Ground

With some exceptions, international stock markets fared well over the past year. In Western Europe, stocks climbed during the first nine months of the reporting period as economic growth appeared to pick up in some countries, such as Germany, and long-awaited signs of recovery emerged in others, including Italy and Spain. Investors also responded positively to an unexpected reduction in short-term interest rates by the European Central Bank. However, many European stocks came under pressure in June and July due to new releases of disappointing economic data. Concerns regarding geopolitical tensions in Ukraine and the Middle East also weighed on investor sentiment in Europe over the reporting period’s second half.

Most developed markets in Asia generated more modestly positive returns. The Japanese stock market struggled with stalling economic growth and the fading benefits of aggressively stimulative monetary and fiscal policies. Hong Kong and Australian stocks were hampered by slowing economic growth in China. In the emerging markets, a number of regional equity markets rebounded from previous weakness, most notably India, Brazil, and, to a lesser extent, China. Other developing markets, such as Russia and Turkey, lagged market averages due to geopolitical developments.

Selection and Allocation Strategies Delivered Mixed Results

Although the fund participated substantially in its benchmark’s gains, overweighted exposure to Turkey’s struggling stock market weighed on its relative results. Although Turkish stocks provided highly competitive dividend

36

yields, on average, local political unrest and a depreciating currency undermined stock prices. Most significantly, in the consumer discretionary sector, Turkish automaker Ford Otomotiv Sanayi was hurt by higher taxes and the weakening Turkish lira. The company paid no dividends in 2013, further pressuring its stock price. Among energy companies, Norwegian offshore oil driller Seadrill missed earnings targets as a result of intensifying competitive pressures in a challenging environment for oil rig leases. German television broadcaster ProSiebenSat.1 Media offered an attractive dividend yield, but its stock price fell amid concerns regarding the company’s high debt levels.

On the other hand, the fund outperformed market averages in the utilities and financials sectors. Utilities stocks, such as Red Electrica in Spain, benefited from low interest rates, which drove investors from bonds to relatively stable sources of dividend income in the equity markets. Australian financial institution Insurance Australia and New Zealand Banking Group gained value when it posted better-than-expected profits and raised the future guidance it provides to analysts. In other areas, U.K.-based pharmaceuticals developer AstraZeneca climbed sharply after receiving a takeover bid from U.S. drugmaker Pfizer, and Spanish construction firm Ferrovial advanced when infrastructure development activity increased in a recovering local economy.

Finding Attractive Income Opportunities Worldwide

Despite the recent run-up in international stock prices, we continue to believe that companies with generous dividend yields have the potential to perform well. Increasingly, investors are turning to dividend-paying stocks for competitive levels of current income in a persistently low interest rate environment.

Our disciplined investment approach has identified an ample number of income-oriented stocks meeting our investment criteria in the emerging markets, as well as in the financials, utilities, and telecommunications services sectors.The fund also ended the reporting period with overweighted exposure to value-oriented companies, which tend to pay higher dividends than their more growth-oriented counterparts. In contrast, we have found relatively few opportunities in the health care, consumer staples, and materials sectors that meet our investment criteria.

September 15, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The MSCI ACWI Ex-US
Index captures large and midcap representation across 22 of 23 Developed
Markets (DM) countries (excluding the US) and 23 Emerging Markets
(EM) countries. Investors cannot invest directly in any index.

The Funds 37

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon International Equity Income Fund on 12/15/11
(inception date) to a $10,000 investment made in the Morgan Stanley Capital International All Country World Index Ex-U.S. (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index captures large and mid cap representation across 23 of 24 Developed Markets (DM) countries (excluding the U.S.) and 21 Emerging Markets (EM) countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† For comparative purposes, the value of the Index on 11/30/11 is used as the beginning value on 12/15/11.

38

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by Warren Chiang, Ronald P. Gala, John Flahive, and Jeffrey M. Mortimer, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon Asset Allocation Fund’s Class M shares produced a total return of 16.25%, and Investor shares returned 15.96%.1 In comparison, the fund’s benchmark, the Morningstar Moderate Target Risk Index, produced a total return of 14.69%.2 The fund’s previous benchmarks, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), produced total returns of 25.21% and 5.66%, respectively, for the same period.3

Effective July 1, 2014, the fund changed its primary benchmark to the Morningstar Moderate Target Risk Index (the “Morningstar Index”) from the S&P 500 Index and discontinued its use of the Barclays Index as a secondary benchmark because the Morningstar Index is more reflective of the manner in which the fund’s assets may be allocated.

Stocks rallied over the reporting period amid continued U.S. economic growth, while bonds responded positively to supply-and-demand dynamics. The fund outperformed its benchmark, mainly due to successful security selections across a variety of its underlying investment strategies.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income. The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds, and exchange-traded funds (collectively, the “underlying funds”). To pursue its goal, the fund may allocate its assets, directly in individual equity and debt securities and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Market Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies, and Money Market Instruments.

Further information about the fund’s investment strategy and process and the underlying funds is described in the fund’s prospectus.

Stocks and Bonds Advanced in Economic Recovery

Stocks generally gained value over the fall of 2013 in response to encouraging economic data, enabling the S&P 500 Index to end 2013 near record highs. The market relinquished some of its gains in January 2014 amid concerns regarding economic slowdowns in the emerging markets, but it rebounded in February when those worries proved overblown. Additional weakness in the spring—mainly in the information technology and biotechnology industry groups—sparked a shift in market leadership from economically sensitive growth stocks to their more defensive, value-oriented counterparts. New releases of positive economic data again drove stocks to new record highs over the reporting period’s final three months.

Bonds also fared relatively well during the reporting period.Yields of long-term U.S. government securities climbed and prices fell during late 2013, when investors responded to stronger economic growth and anticipated a more moderately accommodative monetary policy. However, yields declined in early 2014 due to geopolitical instability and a domestic economic soft patch. Yields subsequently remained low amid robust demand from investors seeking alternatives to low yielding European sovereign bonds.

The Funds 39

DISCUSSION OF FUND PERFORMANCE (continued)

Underlying Investments Delivered Mixed Results

The fund’s relative performance was bolstered by its direct equity investments. This sleeve of the portfolio benefited from favorable stock selections in the consumer staples, consumer discretionary, and energy sectors. The fund also received positive contributions from a number of underlying equity mutual funds, particularly BNY Mellon Focused Equity Opportunities Fund, which made successful security selections in the information technology, health care, energy, and financials sectors. Other above-average performers included Dreyfus Select Managers Small Cap Value Fund and BNY Mellon Emerging Markets Fund. On the other hand, Dreyfus Select Managers Small Cap Growth Fund, Global Stock Fund, and Dreyfus/Newton International Equity Fund lagged their respective stock market averages.

The fund’s direct investments in bonds mildly underper-formed the broader market, as a relatively short average duration prevented those investments from participating more fully in the 2014 rally. Shortfalls experienced by Dreyfus Inflation Adjusted Securities Fund also weighed on the fund’s fixed-income performance. The fund’s bond portfolio achieved better relative results through Dreyfus HighYield Fund and BNY Mellon Corporate Bond Fund, which proved less sensitive to changing long-term interest rates. The fund also received good relative performance from the unaffiliated investment company in the fund’s Emerging Markets Debt asset class.

Among the fund’s alternative investments, the fund received excellent results from one of its unaffiliated investment companies after its addition to the portfolio in May 2014. In contrast, Dreyfus Dynamic Total Return Fund and one of the other unaffiliated investment companies were slight drags on relative performance. Dreyfus Global Real Estate Securities Fund underperformed its benchmark but provided attractive returns in absolute terms.

Positioned for Further Equity Gains

We remain optimistic regarding equities’ prospects as the economic recovery continues, consumer confidence improves, and businesses become more comfortable with increased capital spending. We view bonds less favorably, primarily due to the possibility that interest rates may rise.

Therefore, beginning in May we implemented a number of changes to the fund’s allocation strategy, reducing its exposure to potential interest-rate risks and adding new positions that we believe can provide greater diversification for the overall portfolio. New underlying investments included BNY Mellon Corporate Bond Fund, Dreyfus Floating Rate Income Fund, an unaffiliated investment company that pursues a managed futures strategy, and Dreyfus Dynamic Total Return Fund. In our view, these changes should position the fund well as economic conditions and financial markets evolve.

September 15, 2014

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by the fund’s investment adviser pursuant to an agreement in effect through December 31, 2014, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: BLOOMBERG. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Morningstar Moderate Target
Risk Index is an unmanaged index of global equities, bonds and traditional inflation hedges such as commodities and Treasury Inflation Protected
Securities (TIPS).
[3]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite
Stock Price Index is a widely accepted, unmanaged index of U.S. stock market
performance.The Barclays U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S.
government agency debt instruments, mortgage-backed securities, and asset-
backed securities with an average maturity of 1-10 years.The indices’ returns do not reflect the fees and expenses associated with operating a mutual fund.
Investors cannot invest directly in any index.

40

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	1 Year	5 Years	10 Years
Class M shares	16.25%	9.54%	6.78%
Investor shares	15.96%	9.23%	6.51%
Standard & Poor’s 500
Composite Stock Price Index	25.21%	16.87%	8.37%
Barclays U.S. Aggregate Bond Index	5.66%	4.48%	4.72%
Morningstar Moderate Target Risk Index	14.69%	10.41%	7.65%

† Source: Lipper Inc.
†† Source: Morningstar Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Asset Allocation Fund on 8/31/04 to a $10,000
investment made in each of (1) the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), (2) the Barclays U.S.Aggregate Bond Index
(the “Barclays Index”) and (3) the Morningstar Moderate Target Risk Index (the “Morningstar Index”) on that date.All dividends and capital gain distributions are reinvested.
Effective July 1, 2014, the fund changed its primary benchmark index from the S&P 500 Index to the Morningstar Index and discontinued the use of the Barclays
Index as a secondary benchmark index. In future annual reports, the fund’s performance will be compared to the Morningstar Index because it is more reflective of the manner in which the fund’s assets may be allocated than the S&P 500 Index and the Barclays Index.
The fund changed its investment strategy on September 15, 2011. Prior to that date, the fund invested in individual securities and BNY Mellon funds only and its target allocation was 60% of its assets invested in equity securities (directly and through underlying funds) and 40% of its assets invested in bonds and money market instruments (directly), with a range of 15% above or below such target amount. Different investment strategies may lead to different performance results.The fund's performance for periods prior to September 15, 2011 reflects the investment strategy in effect prior to that date.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The Barclays Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.The Morningstar Index is an unmanaged index of global equities, bonds and traditional inflation hedges such as commodities and Treasury Inflation Protected Securities (TIPS). Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 41

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon equity fund from March 1, 2014 to August 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2014

	Class M Shares	Investor Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.29	$5.61
Ending value (after expenses)	$ 1,102.70	$ 1,101.40
Annualized expense ratio (%)	.81	1.06
BNY Mellon Large Cap Market
Opportunities Fund
Expenses paid per $1,000†	$ 2.81	$ 4.11
Ending value (after expenses)	$1,063.70	$ 1,062.60
Annualized expense ratio (%)	.54	.79
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 3.19	$4.54
Ending value (after expenses)	$1,072.00	$ 1,070.10
Annualized expense ratio (%)	.61	.87
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$ 4.23	$5.65
Ending value (after expenses)	$ 1,096.40	$ 1,094.10
Annualized expense ratio (%)	.80	1.07
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.64	$ 5.93
Ending value (after expenses)	$ 1,046.30	$ 1,044.90
Annualized expense ratio (%)	.90	1.15
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 5.25	$ 6.49
Ending value (after expenses)	$982.30	$ 981.10
Annualized expense ratio (%)	1.05	1.30
BNY Mellon Focused
Equity Opportunities Fund
Expenses paid per $1,000†	$4.51	$ 5.88
Ending value (after expenses)	$ 1,103.10	$ 1,101.00
Annualized expense ratio (%)	.85	1.11

42

Expenses and Value of a $1,000 Investment (continued)
assuming actual returns for the six months ended August 31, 2014

	Class M Shares	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 4.67	$5.99
Ending value (after expenses)	$ 1,034.10	$ 1,032.40
Annualized expense ratio (%)	.91	1.17
BNY Mellon International Fund
Expenses paid per $1,000†	$ 5.19	$6.44
Ending value (after expenses)	$997.60	$996.30
Annualized expense ratio (%)	1.03	1.28
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$ 7.75	$ 9.11
Ending value (after expenses)	$ 1,165.60	$ 1,164.60
Annualized expense ratio (%)	1.42	1.67
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$ 4.16	$ 5.42
Ending value (after expenses)	$1,011.60	$ 1,010.30
Annualized expense ratio (%)	.82	1.07
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$ 5.52	$ 7.01
Ending value (after expenses)	$ 1,045.10	$ 1,043.90
Annualized expense ratio (%)	1.07	1.36
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$ 1.30	$ 2.59
Ending value (after expenses)	$ 1,056.10	$1,054.40
Annualized expense ratio (%)	.25	.50

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Funds 43

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2014

	Class M Shares	Investor Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.13	$5.40
Ending value (after expenses)	$1,021.12	$1,019.86
Annualized expense ratio (%)	.81	1.06
BNY Mellon Large Cap Market
Opportunities Fund
Expenses paid per $1,000†	$ 2.75	$4.02
Ending value (after expenses)	$ 1,022.48	$ 1,021.22
Annualized expense ratio (%)	.54	.79
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$3.11	$ 4.43
Ending value (after expenses)	$ 1,022.13	$ 1,020.82
Annualized expense ratio (%)	.61	.87
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$ 4.08	$5.45
Ending value (after expenses)	$ 1,021.17	$ 1,019.81
Annualized expense ratio (%)	.80	1.07
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 4.58	$ 5.85
Ending value (after expenses)	$ 1,020.67	$ 1,019.41
Annualized expense ratio (%)	.90	1.15
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 5.35	$6.61
Ending value (after expenses)	$1,019.91	$ 1,018.65
Annualized expense ratio (%)	1.05	1.30
BNY Mellon Focused
Equity Opportunities Fund
Expenses paid per $1,000†	$4.33	$ 5.65
Ending value (after expenses)	$ 1,020.92	$ 1,019.61
Annualized expense ratio (%)	.85	1.11

44

Expenses and Value of a $1,000 Investment (continued)
assuming a hypothetical 5% annualized return for the six months ended August 31, 2014

	Class M Shares	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 4.63	$5.96
Ending value (after expenses)	$ 1,020.62	$1,019.31
Annualized expense ratio (%)	.91	1.17
BNY Mellon International Fund
Expenses paid per $1,000†	$ 5.24	$6.51
Ending value (after expenses)	$ 1,020.01	$1,018.75
Annualized expense ratio (%)	1.03	1.28
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$ 7.22	$8.49
Ending value (after expenses)	$ 1,018.05	$1,016.79
Annualized expense ratio (%)	1.42	1.67
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$4.18	$5.45
Ending value (after expenses)	$ 1,021.07	$1,019.81
Annualized expense ratio (%)	.82	1.07
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$ 5.45	$6.92
Ending value (after expenses)	$ 1,019.81	$1,018.35
Annualized expense ratio (%)	1.07	1.36
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$ 1.28	$2.55
Ending value (after expenses)	$1,023.95	$1,022.68
Annualized expense ratio (%)	.25	.50

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Funds 45

STATEMENT OF INVESTMENTS
August 31, 2014

BNY Mellon Large Cap Stock Fund
Common Stocks—99.6%	Shares		Value ($)		Shares		Value ($)
Banks—4.4%				Energy—10.6%
Bank of America	489,775		7,880,480	Chesapeake Energy	120,915		3,288,888
Citigroup	110,035		5,683,308	Chevron	13,330		1,725,568
JPMorgan Chase & Co.	25,491		1,515,440	ConocoPhillips	74,755		6,071,601
Wells Fargo & Co.	122,655		6,309,373	EOG Resources	45,090		4,954,489
			21,388,601	EQT	32,440		3,213,506
Capital Goods—6.1%				Exxon Mobil	142,800		14,202,888
AECOM Technology	91,840	[a]	3,475,226	Marathon Petroleum	54,385		4,949,579
Caterpillar	13,215		1,441,360	National Oilwell Varco	20,270		1,751,936
Emerson Electric	14,045		899,161	Occidental Petroleum	43,510		4,513,292
General Electric	154,751		4,020,431	Phillips 66	7,285		633,941
Honeywell International	13,855		1,319,412	Schlumberger	11,580		1,269,631
Lockheed Martin	25,735		4,477,890	Valero Energy	80,040		4,333,366
Masco	163,955		3,848,024				50,908,685
Northrop Grumman	38,895		4,948,222	Food & Staples Retailing—3.1%
Oshkosh	57,200		2,841,696	CVS Health	79,385		6,307,138
Raytheon	15,020		1,447,027	Kroger	90,315		4,604,259
Rockwell Automation	6,985		814,521	Wal-Mart Stores	54,530		4,117,015
			29,532,970				15,028,412
Consumer Durables & Apparel—1.7%				Food, Beverage &
Hanesbrands	42,080		4,320,774	Tobacco—6.0%
Whirlpool	25,010		3,827,030	Altria Group	133,710		5,760,227
			8,147,804	Archer-Daniels-Midland	82,295		4,103,229
Consumer Services—2.5%				Coca-Cola	21,410		893,225
Las Vegas Sands	51,875		3,450,206	Hershey	32,020		2,927,268
Royal Caribbean Cruises	62,840		4,006,678	Mondelez International, Cl. A	87,210		3,156,130
Wyndham Worldwide	54,415		4,404,350	Monster Beverage	32,465	[a]	2,870,231
			11,861,234	PepsiCo	59,235		5,478,645
Diversified Financials—6.4%				Tyson Foods, Cl. A	97,295		3,703,048
Affiliated Managers Group	16,345	[a]	3,451,247				28,892,003
American Express	10,265		919,231	Health Care Equipment &
Berkshire Hathaway, Cl. B	59,495	[a]	8,165,689	Services—4.5%
Franklin Resources	72,050		4,072,266	Abbott Laboratories	61,180		2,584,243
Moody’s	11,705		1,095,237	Boston Scientific	303,485	[a]	3,848,190
Navient	41,100		737,334	C.R. Bard	17,730		2,631,841
SLM	138,770		1,229,502	Cigna	19,905		1,883,013
State Street	54,385		3,917,352	Medtronic	81,560		5,207,606
T. Rowe Price Group	53,360		4,321,893	Stryker	5,745		478,616
Waddell & Reed Financial, Cl. A	50,265		2,739,443	WellPoint	44,105		5,138,674
			30,649,194				21,772,183

46

BNY Mellon Large Cap Stock Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Household & Personal Products—1.8%				Retailing (continued)
Procter & Gamble	106,520		8,852,877	Lowe’s	103,495		5,434,522
Insurance—1.6%				Macy’s	18,755		1,168,249
Travelers	45,305		4,290,837				17,825,008
XL Group	101,025		3,453,034	Semiconductors & Semiconductor
			7,743,871	Equipment—1.7%
Materials—1.6%				Intel	71,565		2,499,050
Cabot	25,405		1,391,686	Micron Technology	167,985	[a]	5,476,311
Dow Chemical	38,720		2,073,456				7,975,361
PPG Industries	5,095		1,048,857	Software & Services—11.5%
Scotts Miracle-Gro, Cl. A	55,565		3,207,767	Accenture, Cl. A	58,910		4,775,245
			7,721,766	ANSYS	12,645	[a]	1,028,038
Media—4.3%				Cognizant Technology Solutions, Cl. A	86,520	[a]	3,956,560
CBS, Cl. B	72,555		4,301,786	DST Systems	9,505		882,159
Comcast, Cl. A	84,905		4,646,851	Facebook, Cl. A	92,945	[a]	6,954,145
Time Warner	44,765		3,448,248	Google, Cl. A	10,280	[a]	5,986,661
Walt Disney	90,675		8,149,869	Google, Cl. C	10,280	[a]	5,876,048
			20,546,754	International Business Machines	12,420		2,388,366
Pharmaceuticals, Biotech &				Intuit	20,160		1,676,909
Life Sciences—10.8%				MasterCard, Cl. A	43,675		3,311,002
AbbVie	36,940		2,042,043	Microsoft	83,603		3,798,084
Allergan	6,550		1,072,104	Oracle	194,900		8,094,197
Amgen	48,500		6,759,930	Visa, Cl. A	29,895		6,353,285
Biogen Idec	7,270	[a]	2,493,901				55,080,699
Covance	23,565	[a]	1,953,538	Technology Hardware & Equipment—7.2%
Eli Lilly & Co	12,490		793,864	Apple	111,090		11,386,725
Gilead Sciences	79,990	[a]	8,605,324	Corning	163,810		3,417,077
Johnson & Johnson	104,270		10,815,927	Hewlett-Packard	179,080		6,805,040
Merck & Co	95,340		5,730,887	NetApp	82,385		3,473,352
Mettler-Toledo International	11,440	[a]	3,094,291	QUALCOMM	93,710		7,131,331
Pfizer	294,860		8,665,935	SanDisk	23,920		2,343,203
			52,027,744				34,556,728
Real Estate—1.7%				Telecommunication Services—3.9%
Corrections Corporation of America	89,540	[b]	3,191,206	AT&T	242,719		8,485,456
Public Storage	22,430	[b]	3,929,287	CenturyLink	44,540		1,825,695
Simon Property Group	5,225	[b]	888,407	Verizon Communications	170,495		8,494,061
			8,008,900				18,805,212
Retailing—3.7%				Transportation—2.2%
Bed Bath & Beyond	62,470	[a]	4,014,322	Copa Holdings, Cl. A	19,510		2,399,340
Home Depot	77,090		7,207,915	Kirby	30,225	[a]	3,605,540

The Funds 47

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Large Cap Stock Fund (continued)
Common Stocks (continued)	Shares	Value ($)	Other Investment—.4%	Shares	Value ($)
Transportation (continued)			Registered
Southwest Airlines	150,145	4,806,141	Investment Company;
		10,811,021	Dreyfus Institutional Preferred
Utilities—2.3%			Plus Money Market Fund
			(cost $1,762,927)	1,762,927 [c]	1,762,927
Ameren	22,900	915,771
Duke Energy	48,020	3,553,000	Total Investments
Entergy	54,880	4,248,261	(cost $394,636,078)	100.0%	481,187,023
NextEra Energy	26,105	2,570,037	Liabilities, Less Cash
		11,287,069	and Receivables	(.0%)	(69,825)
Total Common Stocks			Net Assets	100.0%	481,117,198
(cost $392,873,151)		479,424,096

a	Non-income producing security.
b	Investment in real estate investment trust.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Software & Services	11.5	Food & Staples Retailing	3.1
Pharmaceuticals, Biotech & Life Sciences	10.8	Consumer Services	2.5
Energy	10.6	Utilities	2.3
Technology Hardware & Equipment	7.2	Transportation	2.2
Diversified Financials	6.4	Household & Personal Products	1.8
Capital Goods	6.1	Consumer Durables & Apparel	1.7
Food, Beverage & Tobacco	6.0	Real Estate	1.7
Health Care Equipment & Services	4.5	Semiconductors & Semiconductor Equipment	1.7
Banks	4.4	Insurance	1.6
Media	4.3	Materials	1.6
Telecommunication Services	3.9	Money Market Investment	.4
Retailing	3.7		100.0

† Based on net assets.
See notes to financial statements.

48

STATEMENT OF INVESTMENTS
August 31, 2014

BNY Mellon Large Cap Market Opportunities Fund
Common Stocks—46.2%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—1.6%				Energy (continued)
Harley-Davidson	24,430		1,552,771	Halliburton	28,561		1,931,009
Johnson Controls	32,744		1,598,235	Nabors Industries	59,560		1,620,628
			3,151,006	Occidental Petroleum	5,431		563,358
Capital Goods—5.3%				Schlumberger	8,036		881,067
Boeing	6,269		794,909	Southwestern Energy	30,200	[a]	1,243,636
Caterpillar	15,046		1,641,067	Valero Energy	33,090		1,791,493
Donaldson	17,924		750,299				11,174,896
Dover	18,665		1,640,093	Food & Staples Retailing—.9%
Eaton	26,975		1,883,125	Costco Wholesale	9,210		1,115,147
Emerson Electric	9,925		635,398	Wal-Mart Stores	8,261		623,706
Flowserve	13,810		1,048,041				1,738,853
MSC Industrial Direct, Cl. A	6,831		615,746	Food, Beverage & Tobacco—1.2%
Precision Castparts	3,354		818,577	Coca-Cola	12,820		534,850
W.W. Grainger	1,283		315,875	PepsiCo	19,515		1,804,942
			10,143,130				2,339,792
Consumer Durables & Apparel—.8%				Health Care Equipment &
DSW, Cl. A	20,560		636,126	Services—4.5%
NIKE, Cl. B	11,493		902,775	Abbott Laboratories	49,890		2,107,354
			1,538,901	C.R. Bard	5,429		805,881
Consumer Services—.8%				HCA Holdings	35,970	[a]	2,511,425
McDonald’s	6,094		571,130	Intuitive Surgical	844	[a]	396,688
Panera Bread, Cl. A	1,711	[a]	256,547	Meridian Bioscience	21,705	[b]	424,767
Starbucks	8,541		664,575	ResMed	19,420	[b]	1,030,231
			1,492,252	Stryker	9,142		761,620
Diversified Financials—3.2%				Varian Medical Systems	7,701	[a]	654,739
Capital One Financial	24,605		2,019,086				8,692,705
IntercontinentalExchange Group	10,674		2,017,386	Household & Personal
Invesco	50,398		2,058,254	Products—1.2%
			6,094,726	Colgate-Palmolive	10,811		699,796
Energy—5.8%				Procter & Gamble	19,855		1,650,149
Apache	5,089		518,213				2,349,945
Devon Energy	20,700		1,561,194	Insurance—.9%
EOG Resources	9,686		1,064,298	Aflac	28,340		1,735,542

The Funds 49

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Large Cap Market Opportunities Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Materials—2.2%				Semiconductors & Semiconductor
Celanese, Ser. A	23,081		1,443,486	Equipment (continued)
FMC	9,465		626,015	Micron Technology	83,320	[a]	2,716,232
Monsanto	7,294		843,551				4,679,825
Praxair	4,678		615,391	Software & Services—6.5%
Sigma-Aldrich	7,620		792,480	Adobe Systems	36,727	[a]	2,640,671
			4,320,923	Automatic Data Processing	9,265		773,442
Media—1.7%				Google, Cl. A	864	[a]	503,159
Comcast, Cl. A	31,735		1,736,856	Google, Cl. C	864	[a]	493,862
Time Warner	19,005		1,463,955	LinkedIn, Cl. A	9,210	[a]	2,079,157
			3,200,811	MasterCard, Cl. A	18,085		1,371,024
Pharmaceuticals, Biotech &				Microsoft	16,219		736,829
Life Sciences—3.3%				Oracle	17,806		739,483
AbbVie	33,260		1,838,613	Paychex	16,161		673,106
Celgene	9,846	[a]	935,567	salesforce.com	34,275	[a]	2,025,310
Gilead Sciences	6,910	[a]	743,378	Teradata	10,730	[a]	490,039
Johnson & Johnson	7,300		757,229				12,526,082
Merck & Co.	35,970		2,162,157	Technology Hardware & Equipment—1.2%
			6,436,944	Amphenol, Cl. A	9,429		971,281
Retailing—2.0%				Cisco Systems	28,238		705,668
Lowe’s	33,085		1,737,293	QUALCOMM	8,237		626,836
The TJX Companies	20,626		1,229,516				2,303,785
Tractor Supply	5,349		358,116	Transportation—.7%
Urban Outfitters	12,985	[a]	516,673	C.H. Robinson Worldwide	8,623	[b]	588,606
			3,841,598	Expeditors International of Washington	15,880		655,844
Semiconductors & Semiconductor							1,244,450
Equipment—2.4%				Total Common Stocks
Avago Technologies	23,920		1,963,593	(cost $62,542,279)			89,006,166

50

BNY Mellon Large Cap Market Opportunities Fund (continued)

				Investment of Cash Collateral
Other Investment—54.2%	Shares		Value ($)	for Securities Loaned—.6%	Shares	Value ($)

Registered Investment Companies:				Registered Investment Company;
BNY Mellon Income				Dreyfus Institutional Cash
Stock Fund, Cl. M	2,687,054	[c]	26,709,319	Advantage Fund
Dreyfus Institutional Preferred				(cost $1,218,848)	1,218,848 [d]	1,218,848
Plus Money Market Fund	1,186,380	[d]	1,186,380
				Total Investments
Dreyfus Research				(cost $152,550,676)	101.0%	194,705,002
Growth Fund, Cl. Y	2,915,361	[c]	41,747,965
Dreyfus Strategic Value Fund, Cl. Y	801,757	[c]	34,836,324	Liabilities, Less Cash
				and Receivables	(1.0%)	(1,864,921)
Total Other Investment
(cost $88,789,549)			104,479,988	Net Assets	100.0%	192,840,081

a Non-income producing security.
b Security, or portion thereof, on loan.At August 31, 2014, the value of the fund’s securities on loan was $1,188,304 and the value of the collateral held by the fund was $1,218,848.
c Investment in affiliated mutual fund.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Mutual Funds: Domestic	53.6	Automobiles & Components	1.6
Software & Services	6.5	Food, Beverage & Tobacco	1.2
Energy	5.8	Household & Personal Products	1.2
Capital Goods	5.3	Money Market Investments	1.2
Health Care Equipment & Services	4.5	Technology Hardware & Equipment	1.2
Pharmaceuticals, Biotech & Life Sciences	3.3	Food & Staples Retailing	.9
Diversified Financials	3.2	Insurance	.9
Semiconductors & Semiconductor Equipment	2.4	Consumer Services	.8
Materials	2.2	Consumer Durables & Apparel	.8
Retailing	2.0	Transportation	.7
Media	1.7		101.0

† Based on net assets.
See notes to financial statements.

The Funds 51

STATEMENT OF INVESTMENTS
August 31, 2014

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Common Stocks—61.7%	Shares	Value ($)		Shares		Value ($)
Automobiles & Components—1.2%			Capital Goods (continued)
BorgWarner	1,040	64,678	MSC Industrial Direct, Cl. A	7,457		672,174
Delphi Automotive	655	45,575	Northrop Grumman	1,406		178,871
Ford Motor	31,238	543,854	PACCAR	5,737		360,341
General Motors	5,760	200,448	Parker Hannifin	612		70,686
Harley-Davidson	36,469	2,317,970	Pentair	306		20,829
Johnson Controls	54,989	2,684,013	Precision Castparts	4,557		1,112,181
		5,856,538	Raytheon	5,885		566,961
Banks—2.3%			Rockwell Collins	5,348		411,689
Bank of America	121,854	1,960,631	Stanley Black & Decker	653		59,750
BB&T	11,947	445,982	United Technologies	7,861		848,831
Citigroup	29,195	1,507,922	Veritiv	25		1,113
Fifth Third Bancorp	6,614	134,959	W.W. Grainger	1,927		474,427
JPMorgan Chase & Co.	41,574	2,471,574	Xylem	2,698		100,527
M&T Bank	1,690	208,935				26,386,601
People’s United Financial	5,315	79,459	Commercial & Professional Services—.2%
PNC Financial Services Group	8,936	757,326	Iron Mountain	2,055		73,939
SunTrust Banks	1,700	64,736	Robert Half International	7,900		396,659
U.S. Bancorp	15,577	658,596	Tyco International	5,399		240,903
Wells Fargo & Co.	50,632	2,604,510	Waste Management	9,074		426,206
		10,894,630				1,137,707
Capital Goods—5.5%			Consumer Durables & Apparel—.8%
3M	8,489	1,222,416	Coach	61		2,247
Allegion	2,996	154,084	DSW, Cl. A	22,420		693,675
Boeing	16,446	2,085,353	Leggett & Platt	9,855		345,812
Caterpillar	24,415	2,662,944	Lennar, Cl. A	8,785		344,196
Cummins	2,516	365,097	Mattel	618		21,315
Danaher	4,112	315,020	NIKE, Cl. B	23,934		1,880,016
Deere & Co.	861	72,401	PulteGroup	6,040		116,089
Donaldson	19,560	818,782	VF	5,240		335,989
Dover	29,119	2,558,687				3,739,339
Eaton	43,406	3,030,173	Consumer Services—1.0%
Emerson Electric	18,715	1,198,134	Carnival	2,398		90,836
Flowserve	20,040	1,520,836	Chipotle Mexican Grill	620	[a]	420,763
Fluor	3,557	262,827	McDonald’s	15,311		1,434,947
General Dynamics	2,581	318,108	Panera Bread, Cl. A	1,868	[a]	280,088
General Electric	105,775	2,748,034	Starbucks	19,494		1,516,828
Honeywell International	11,461	1,091,431	Starwood Hotels & Resorts Worldwide	3,700	[b]	312,798
Illinois Tool Works	2,190	193,180	Wyndham Worldwide	5,110		413,603
Ingersoll-Rand	7,570	455,714	Yum! Brands	5,192		376,057
Lockheed Martin	2,500	435,000				4,845,920

52

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Diversified Financials—3.7%				Energy (continued)
American Express	7,769		695,714	Noble Energy	2,146		154,812
Ameriprise Financial	3,382		425,320	Occidental Petroleum	12,654		1,312,599
Berkshire Hathaway, Cl. B	19,082	[a]	2,619,005	Phillips 66	9,543		830,432
BlackRock	863		285,247	Pioneer Natural Resources	585		122,060
Capital One Financial	41,318		3,390,555	Range Resources	480		37,723
Charles Schwab	12,266		349,704	Schlumberger	21,127		2,316,364
CME Group	5,075		388,491	Southwestern Energy	45,330	[a]	1,866,689
Discover Financial Services	5,797		361,559	Spectra Energy	7,787		324,406
Franklin Resources	1,040		58,781	Tesoro	2,130		137,896
Goldman Sachs Group	3,469		621,333	Valero Energy	51,448		2,785,395
H&R Block	6,930		232,363	Williams	12,569		747,101
IntercontinentalExchange Group	15,589		2,946,321				33,270,219
Invesco	76,805		3,136,716	Food & Staples Retailing—1.3%
Legg Mason	6,695		330,197	Costco Wholesale	16,153		1,955,805
McGraw-Hill Financial	2,118		171,833	CVS Caremark	16,450		1,306,952
Moody’s	720		67,370	Kroger	7,546		384,695
Morgan Stanley	9,425		323,372	Sysco	6,600		249,678
State Street	8,606		619,890	Wal-Mart Stores	23,944		1,807,772
T. Rowe Price Group	5,016		406,271	Walgreen	10,617		642,541
			17,430,042				6,347,443
Energy—7.0%				Food, Beverage & Tobacco—2.6%
Anadarko Petroleum	3,336		375,934	Altria Group	16,814		724,347
Apache	7,654		779,407	Archer-Daniels-Midland	8,255		411,594
Baker Hughes	4,240		293,154	Coca-Cola	50,490		2,106,443
Cabot Oil & Gas	5,120		171,725	ConAgra Foods	960		30,912
Chevron	18,564		2,403,110	Constellation Brands, Cl. A	5,020	[a]	437,192
ConocoPhillips	10,286		835,429	General Mills	6,450		344,301
Devon Energy	32,890		2,480,564	Hershey	1,951		178,360
EOG Resources	23,272		2,557,127	Kraft Foods Group	6,351		374,074
EQT	1,940		192,176	Lorillard	7,270		434,019
Exxon Mobil	43,994		4,375,643	McCormick & Co.	3,462		241,267
FMC Technologies	3,120	[a]	192,941	Mead Johnson Nutrition	2,347		224,373
Halliburton	49,608		3,353,997	Molson Coors Brewing, Cl. B	6,350		469,582
Hess	3,680		372,048	Mondelez International, Cl. A	26,375		954,511
Kinder Morgan	1,697		68,321	Monster Beverage	755	[a]	66,750
Marathon Oil	10,727		447,209	PepsiCo	41,511		3,839,352
Marathon Petroleum	4,888		444,857	Philip Morris International	13,249		1,133,849
Nabors Industries	89,720		2,441,281	Reynolds American	3,410		199,383
National Oilwell Varco	5,575		481,847	Tyson Foods, Cl. A	1,390		52,903
Newfield Exploration	8,210	[a]	367,972				12,223,212

The Funds 53

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Health Care Equipment &				Insurance (continued)
Services—3.9%				Allstate	7,240		445,188
Abbott Laboratories	75,963		3,208,677	American International Group	16,360		917,142
Aetna	3,693		303,306	Aon	6,506		567,063
AmerisourceBergen	2,496		193,165	Chubb	711		65,376
Baxter International	4,425		331,787	Cincinnati Financial	6,710		322,684
Becton Dickinson & Co.	3,380		396,035	Hartford Financial Services Group	11,110		411,626
Boston Scientific	21,064	[a]	267,092	Lincoln National	3,356		184,714
C.R. Bard	8,604		1,277,178	Marsh & McLennan	8,816		468,130
Cardinal Health	1,135		83,650	MetLife	14,502		793,839
Cerner	700	[a]	40,362	Prudential Financial	2,891		259,323
Cigna	2,998		283,611	Travelers	5,461		517,211
Covidien	8,598		746,564				7,596,280
Express Scripts Holding	7,208	[a]	532,887	Materials—2.4%
HCA Holdings	46,200	[a]	3,225,684	Air Products & Chemicals	3,778		503,267
Humana	2,671		343,865	Bemis	335		13,648
Intuitive Surgical	1,610	[a]	756,716	Celanese, Ser. A	29,608		1,851,684
Laboratory Corporation of				Dow Chemical	18,821		1,007,865
America Holdings	2,331	[a]	249,953	E.I. du Pont de Nemours & Co.	9,581		633,400
McKesson	2,759		538,088	Ecolab	3,515		403,592
Medtronic	8,776		560,348	FMC	10,330		683,226
Meridian Bioscience	23,687		463,555	Freeport-McMoRan	5,798		210,873
ResMed	21,187		1,123,970	International Paper	1,354		65,601
St. Jude Medical	2,716		178,142	LyondellBasell Industries, Cl. A	3,425		391,649
Stryker	10,961		913,161	Monsanto	12,071		1,396,011
Tenet Healthcare	3,165	[a]	193,635	Newmont Mining	7,400		200,466
UnitedHealth Group	13,932		1,207,626	Nucor	8,850		480,732
Varian Medical Systems	8,399	[a]	714,083	PPG Industries	2,913		599,670
WellPoint	2,774		323,199	Praxair	6,922		910,589
			18,456,339	Sherwin-Williams	1,290		281,362
Household & Personal Products—1.4%				Sigma-Aldrich	10,861		1,129,544
Clorox	2,630		233,018	United States Steel	11,435		441,963
Colgate-Palmolive	22,053		1,427,491	Vulcan Materials	4,154		263,281
Estee Lauder, Cl. A	1,095		84,129				11,468,423
Kimberly-Clark	4,350		469,800	Media—2.3%
Procter & Gamble	52,696		4,379,565	CBS, Cl. B	3,064		181,665
			6,594,003	Comcast, Cl. A	69,396		3,798,043
Insurance—1.6%				DIRECTV	7,322	[a]	632,987
ACE	2,214		235,415	Discovery Communications, Cl. A	1,955	[a]	85,473
Aflac	39,330		2,408,569

54

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Media (continued)				Real Estate (continued)
Discovery				Kimco Realty	16,900	[b]	396,981
Communications, Cl. C	1,955	[a]	84,006	Macerich	5,895	[b]	384,885
News Corp., Cl. A	5,696	[a]	100,392	Prologis	1,560	[b]	63,866
Omnicom Group	820		59,048	Simon Property Group	2,307	[b]	392,259
Time	1,274		29,914	Ventas	2,870	[b]	188,789
Time Warner	34,552		2,661,541	Washington Prime Group	383		7,476
Time Warner Cable	3,688		545,566	Weyerhaeuser	5,510	[b]	187,065
Twenty-First Century Fox, Cl. A	21,996		779,098				4,329,170
Viacom, Cl. B	3,798		308,208	Retailing—2.6%
Walt Disney	21,118		1,898,086	Amazon.com	3,944	[a]	1,337,174
			11,164,027	AutoZone	50	[a]	26,942
Pharmaceuticals, Biotech &				Bed Bath & Beyond	568	[a]	36,500
Life Sciences—5.3%				Best Buy	10		319
AbbVie	57,648		3,186,781	Dollar Tree	5,430	[a]	291,184
Actavis	1,330	[a]	301,883	eBay	7,047	[a]	391,109
Agilent Technologies	6,475		370,111	Family Dollar Stores	2,595		207,159
Alexion Pharmaceuticals	1,150	[a]	194,684	Genuine Parts	3,594		315,338
Allergan	4,019		657,830	Home Depot	18,754		1,753,499
Amgen	9,855		1,373,590	L Brands	2,529		161,477
Biogen Idec	3,172	[a]	1,088,123	Lowe’s	55,062		2,891,306
Bristol-Myers Squibb	17,472		884,957	Macy’s	7,099		442,197
Celgene	19,456	[a]	1,848,709	Netflix	462	[a]	220,670
Eli Lilly & Co.	9,816		623,905	O’Reilly Automotive	1,734	[a]	270,469
Gilead Sciences	25,343	[a]	2,726,400	Priceline Group	638	[a]	793,870
Johnson & Johnson	41,491		4,303,861	Ross Stores	2,294		173,013
Merck & Co.	82,916		4,984,081	Target	2,070		124,345
Pfizer	69,348		2,038,138	The TJX Companies	34,722		2,069,778
Regeneron Pharmaceuticals	252	[a]	88,331	Tractor Supply	5,836		390,720
Thermo Fisher Scientific	5,530		664,761	Urban Outfitters	14,990	[a]	596,452
			25,336,145				12,493,521
Real Estate—.9%				Semiconductors & Semiconductor
American Tower	2,360	[b]	232,696	Equipment—2.2%
AvalonBay Communities	3,329	[b]	512,999	Analog Devices	1,503		76,833
CBRE Group, Cl. A	9,650	[a]	306,677	Applied Materials	11,620		268,480
Crown Castle International	2,870		228,194	Avago Technologies	30,680		2,518,521
Equity Residential	7,217	[b]	479,714	Intel	61,832		2,159,173
General Growth Properties	10,720	[b]	263,390	Lam Research	6,610		475,325
HCP	7,720	[b]	334,508	Micron Technology	110,740	[a]	3,610,124
Host Hotels & Resorts	15,323	[b]	349,671

The Funds 55

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Semiconductors & Semiconductor				Technology Hardware &
Equipment (continued)				Equipment (continued)
NVIDIA	21,230		412,923	QUALCOMM	30,826		2,345,859
Texas Instruments	13,759		662,909	SanDisk	3,190		312,492
Xilinx	7,919		334,578	Seagate Technology	6,510		407,396
			10,518,866	Teradata	13,772	[a]	628,967
Software & Services—6.8%				Western Digital	3,310		340,963
Accenture, Cl. A	5,925		480,280				16,171,157
Adobe Systems	52,452	[a]	3,771,299	Telecommunication Services—1.0%
Autodesk	8,005	[a]	429,388	AT&T	53,880		1,883,645
Automatic Data Processing	15,932		1,330,003	CenturyLink	755		30,947
Cognizant Technology				Frontier Communications	58,645		398,786
Solutions, Cl. A	5,182	[a]	236,973	TE Connectivity	1,445		90,573
Facebook, Cl. A	15,070	[a]	1,127,537	Verizon Communications	47,680		2,375,418
Fiserv	4,612	[a]	297,336				4,779,369
Google, Cl. A	4,099	[a]	2,387,094	Transportation—1.1%
Google, Cl. C	4,099	[a]	2,342,988	C.H. Robinson Worldwide	9,405		641,985
International Business Machines	8,547		1,643,588	CSX	14,548		449,679
Intuit	2,117		176,092	Delta Air Lines	3,995		158,122
LinkedIn, Cl. A	11,810	[a]	2,666,108	Expeditors International of Washington	17,320		715,316
MasterCard, Cl. A	28,403		2,153,231	FedEx	2,998		443,344
Microsoft	96,888		4,401,622	Norfolk Southern	4,842		518,094
Oracle	52,045		2,161,429	Ryder System	1,665		150,416
Paychex	26,464		1,102,226	Southwest Airlines	19,165		613,472
salesforce.com	54,563	[a]	3,224,128	Union Pacific	7,746		815,421
Visa, Cl. A	6,675		1,418,571	United Parcel Service, Cl. B	8,588		835,870
Western Union	11,942		208,627				5,341,719
Xerox	30,800		425,348	Utilities—1.2%
Yahoo!	17,792	[a]	685,170	AGL Resources	1,600		85,296
			32,669,038	American Electric Power	2,915		156,535
Technology Hardware &				CenterPoint Energy	4,780		118,735
Equipment—3.4%				CMS Energy	10,336		315,661
Amphenol, Cl. A	12,237		1,260,533	Dominion Resources	4,433		311,285
Apple	68,607		7,032,217	DTE Energy	660		51,645
Cisco Systems	80,742		2,017,743	Duke Energy	5,131		379,643
Corning	20,990		437,851	Exelon	17,435		582,678
EMC	15,397		454,673	Integrys Energy Group	5,435		368,982
Hewlett-Packard	23,338		886,844	NextEra Energy	5,805		571,502
Motorola Solutions	768		45,619

56

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares	Value ($)	Other Investment—37.7%	Shares		Value ($)
Utilities (continued)			Registered Investment Companies:
NiSource	10,190	404,237	BNY Mellon Income
Northeast Utilities	9,415	432,054	Stock Fund, Cl. M	5,742,127	[c]	57,076,741
NRG Energy	12,100	372,438	Dreyfus Institutional Preferred
PG&E	775	36,022	Plus Money Market Fund	1,308,884	[d]	1,308,884
Pinnacle West Capital	1,425	81,154	Dreyfus Research
			Growth Fund, Cl. Y	4,506,856	[c]	64,538,184
PPL	1,380	47,789
			Dreyfus Strategic Value Fund, Cl. Y	1,325,514	[c]	57,593,596
Public Service Enterprise Group	150	5,609
			Total Other Investment
SCANA	4,035	209,578	(cost $153,231,218)			180,517,405
Sempra Energy	5,285	560,051
Southern	5,373	238,561	Total Investments
Xcel Energy	14,385	461,039	(cost $356,465,372)	99.4%		475,357,607
		5,790,494	Cash and Receivables (Net)	.6%		2,997,529
Total Common Stocks			Net Assets	100.0%		478,355,136
(cost $203,234,154)		294,840,202

a	Non-income producing security.
b	Investment in real estate investment trust.
c	Investment in affiliated mutual fund.
[d]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Mutual Funds: Domestic	37.4	Insurance	1.6
Energy	7.0	Household & Personal Products	1.4
Software & Services	6.8	Food & Staples Retailing	1.3
Capital Goods	5.5	Automobiles & Components	1.2
Pharmaceuticals, Biotech & Life Sciences	5.3	Utilities	1.2
Health Care Equipment & Services	3.9	Transportation	1.1
Diversified Financials	3.7	Consumer Services	1.0
Technology Hardware & Equipment	3.4	Telecommunication Services	1.0
Food, Beverage & Tobacco	2.6	Real Estate	.9
Retailing	2.6	Consumer Durables & Apparel	.8
Materials	2.4	Money Market Investment	.3
Banks	2.3	Commercial & Professional Services	.2
Media	2.3
Semiconductors & Semiconductor Equipment	2.2		99.4

† Based on net assets.
See notes to financial statements.

The Funds 57

STATEMENT OF INVESTMENTS

August 31, 2014

BNY Mellon Income Stock Fund
Common Stocks—95.5%	Shares	Value ($)		Shares	Value ($)
Automobiles & Components—1.0%			Health Care Equipment &
General Motors	362,349	12,609,745	Services—3.0%
Banks—17.0%			Cardinal Health	345,990	25,499,463
Fifth Third Bancorp	605,540	12,356,044	UnitedHealth Group	149,820	12,986,398
HSBC Holdings, ADR	352,030	19,030,742			38,485,861
JPMorgan Chase & Co.	985,249	58,573,053	Insurance—1.9%
People’s United Financial	901,100	13,471,445	MetLife	441,990	24,194,533
PNC Financial Services Group	417,990	35,424,652	Materials—5.0%
U.S. Bancorp	715,140	30,236,119	Dow Chemical	700,370	37,504,813
Wells Fargo & Co.	912,580	46,943,115	Martin Marietta Materials	204,560	26,789,178
		216,035,170			64,293,991
Capital Goods—6.5%			Media—7.1%
Eaton	218,250	15,236,032	Cinemark Holdings	574,390	20,270,223
General Electric	443,652	11,526,079	Omnicom Group	430,740	31,017,587
Honeywell International	246,730	23,496,098	Regal Entertainment
Lockheed Martin	116,230	20,224,020	Group, Cl. A	1,214,770	25,570,909
PACCAR	196,230	12,325,206	Time Warner	172,860	13,315,406
		82,807,435			90,174,125
Consumer Services—1.3%			Pharmaceuticals, Biotech &
			Life Sciences—9.4%
Carnival	429,610	16,273,627
			AbbVie	773,650	42,767,372
Diversified Financials—2.1%
			Johnson & Johnson	120,340	12,482,868
Invesco	645,989	26,382,191
			Merck & Co.	713,410	42,883,075
Energy—9.2%
			Pfizer	730,208	21,460,813
Exxon Mobil	242,540	24,123,028
					119,594,128
Marathon Oil	387,100	16,138,199
			Retailing—1.0%
Occidental Petroleum	608,770	63,147,712
			Kohl’s	213,950	12,578,121
Phillips 66	149,099	12,974,595
			Semiconductors & Semiconductor
		116,383,534	Equipment—2.8%
Food, Beverage & Tobacco—9.8%			Microchip Technology	394,500	19,263,435
Coca-Cola Enterprises	257,500	12,303,350	Texas Instruments	326,970	15,753,415
Molson Coors Brewing, Cl. B	183,290	13,554,295			35,016,850
PepsiCo	543,500	50,268,315	Software & Services—1.1%
Philip Morris International	560,270	47,947,907	Microsoft	304,180	13,818,897
		124,073,867

58

BNY Mellon Income Stock Fund (continued)
Common Stocks (continued)	Shares	Value ($)	Preferred Stocks—1.0%	Shares	Value ($)
Technology Hardware &			Utilities
Equipment—6.9%			NextEra Energy,
Apple	436,150	44,705,375	Conv., Cum., $2.71
Cisco Systems	1,699,930	42,481,251	(cost $11,701,589)	219,730	12,107,123
		87,186,626
Telecommunication Services—3.9%			Other Investment—1.8%
Windstream Holdings	4,340,582	49,048,577	Registered
Utilities—6.5%			Investment Company;
Exelon	506,250	16,918,875	Dreyfus Institutional Preferred
National Grid, ADR	167,660	12,530,908	Plus Money Market Fund
			(cost $22,923,853)	22,923,853 [a] 22,923,853
NRG Energy	390,060	12,006,047
NRG Yield, Cl. A	521,298	28,353,398	Total Investments
TerraForm Power, Cl. A	428,386	13,382,779	(cost $1,008,372,526)	98.3%	1,247,180,261
		83,192,007	Cash and Receivables (Net)	1.7%	21,354,437
Total Common Stocks
			Net Assets	100.0%	1,268,534,698
(cost $973,747,084)		1,212,149,285

ADR—American Depository Receipts
a Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banks	17.0	Health Care Equipment & Services	3.0
Food, Beverage & Tobacco	9.8	Semiconductors & Semiconductor Equipment	2.8
Pharmaceuticals, Biotech & Life Sciences	9.4	Diversified Financials	2.1
Energy	9.2	Insurance	1.9
Utilities	7.5	Money Market Investment	1.8
Media	7.1	Consumer Services	1.3
Technology Hardware & Equipment	6.9	Software & Services	1.1
Capital Goods	6.5	Automobiles & Components	1.0
Materials	5.0	Retailing	1.0
Telecommunication Services	3.9		98.3

† Based on net assets.
See notes to financial statements.

The Funds 59

STATEMENT OF OPTIONS WRITTEN

August 31, 2014

	Number of
BNY Mellon Income Stock Fund	Contracts	Value ($)
Call Options:
Lockheed Martin,
September 2014 @ $170	22	(11,220)
Microsoft,
September 2014 @ $46	1,476	(45,756)
Microchip Technology,
September 2014 @ $48	1,982	(257,660)
Total Options Written
(premiums received $96,488)		(314,636)

See notes to financial statements.

60

STATEMENT OF INVESTMENTS
August 31, 2014

BNY Mellon Mid Cap Multi-Strategy Fund
Common Stocks—98.6%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—1.9%				Capital Goods—10.2%
BorgWarner	54,140		3,366,967	AECOM Technology	17,410	[a]	658,794
Delphi Automotive	31,160		2,168,113	Allegion	13,756		707,471
Gentex	13,500		398,925	AMETEK	205,933		10,902,093
Goodyear Tire & Rubber	23,150		601,206	B/E Aerospace	17,250	[a]	1,461,765
Harley-Davidson	22,210		1,411,668	Beacon Roofing Supply	71,748	[a]	2,046,253
Lear	150,121		15,181,737	Carlisle	21,175		1,755,407
Tesla Motors	8,990	[a]	2,424,603	Chart Industries	50,208	[a]	3,358,413
Thor Industries	7,630		409,807	Chicago Bridge & Iron Co.	14,398		913,121
TRW Automotive Holdings	113,118	[a]	10,892,132	Curtiss-Wright	29,637		2,129,122
Visteon	7,780	[a]	787,258	Donaldson	135,340		5,665,332
			37,642,416	Dover	72,105		6,335,866
Banks—4.3%				Fastenal	95,559	[b]	4,326,912
BB&T	133,030		4,966,010	Flowserve	79,579		6,039,250
BOK Financial	11,500		774,870	Fluor	109,719		8,107,137
CIT Group	19,940		956,322	Fortune Brands Home & Security	14,200		613,582
Comerica	351,414		17,690,181	Graco	53,710		4,128,151
Cullen/Frost Bankers	14,850		1,167,210	Hexcel	93,770	[a]	3,862,386
East West Bancorp	279,561		9,739,905	Hubbell, Cl. B	8,366		1,011,449
Fifth Third Bancorp	470,123		9,592,860	Huntington Ingalls Industries	44,920		4,586,781
First Citizens Bancshares, Cl. A	2,500		574,475	IDEX	123,761		9,522,171
First Horizon National	48,180		585,869	Ingersoll-Rand	151,710		9,132,942
First Niagara Financial Group	63,160		549,492	KBR	26,080		574,282
First Republic Bank	74,650		3,650,385	L-3 Communications Holdings	9,060		996,147
Fulton Financial	74,230		856,243	Lincoln Electric Holdings	11,160		793,476
Hudson City Bancorp	80,230		791,870	Masco	178,606		4,191,883
Huntington Bancshares	337,575		3,323,426	McDermott International	42,685	[a,b]	307,332
KeyCorp	44,020		599,112	Middleby	58,830	[a]	5,072,911
M&T Bank	11,260		1,392,074	MSC Industrial Direct, Cl. A	85,470		7,704,266
New York Community Bancorp	61,590		982,361	Navistar International	9,390	[a]	354,097
People’s United Financial	56,980		851,851	Nordson	9,685		785,066
Popular	18,490	[a]	572,450	Owens Corning	18,420		663,120
Prosperity Bancshares	72,660		4,388,664	PACCAR	95,220		5,980,768
Regions Financial	126,240		1,281,336	Pall	54,444		4,593,440
Signature Bank	56,839	[a]	6,733,148	Parker Hannifin	187,934		21,706,377
SunTrust Banks	305,308		11,626,129	Pentair	11,890		809,352
TCF Financial	33,090		522,822	Quanta Services	29,180	[a]	1,060,401
Zions Bancorporation	31,720		924,321	Regal-Beloit	133,550		9,491,399
			85,093,386	Rockwell Automation	8,570		999,348

The Funds 61

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Capital Goods (continued)				Consumer Durables &
Rockwell Collins	16,770		1,290,955	Apparel—4.1%
Roper Industries	34,158		5,142,828	Brunswick	81,454		3,502,522
Sensata Technologies Holding	118,020	[a]	5,803,043	Coach	14,590		537,350
Snap-on	3,705		462,940	D.R. Horton	12,075		261,786
SPX	5,555		577,998	Deckers Outdoor	63,940	[a]	5,897,826
Stanley Black & Decker	30,716		2,810,514	DSW, Cl. A	108,576		3,359,341
Terex	17,940		671,135	Fossil Group	8,220	[a]	832,604
Textron	26,790		1,018,020	Garmin	13,590	[b]	738,345
Timken	40,760		1,846,020	Hanesbrands	12,810		1,315,331
TransDigm Group	8,180		1,537,758	Harman International Industries	3,115		358,474
Trinity Industries	139,900	[b]	6,768,362	Hasbro	11,850		623,962
Triumph Group	11,410		791,512	Jarden	72,725	[a]	4,348,228
United Rentals	56,200	[a]	6,611,930	Leggett & Platt	22,780		799,350
Veritiv	771		34,325	Lennar, Cl. A	9,160		358,889
W.W. Grainger	4,718		1,161,572	Mattel	27,510		948,820
WABCO Holdings	13,350	[a]	1,377,720	Michael Kors Holdings	48,700	[a]	3,901,844
Wabtec	84,428		7,037,918	Mohawk Industries	1,835	[a]	267,947
WESCO International	32,775	[a]	2,752,772	Newell Rubbermaid	396,161		13,279,317
Xylem	21,890		815,621	NVR	650	[a]	762,574
			201,861,006	Polaris Industries	82,351		11,972,188
Commercial & Professional				PulteGroup	29,770		572,179
Services—2.9%				PVH	46,830		5,466,934
ADT	17,325	[b]	638,599	Ralph Lauren	37,885		6,410,142
Avery Dennison	13,850		666,600	Toll Brothers	36,670	[a]	1,305,085
Cintas	16,745		1,107,514	Tupperware Brands	8,780		643,223
Copart	255,816	[a]	8,807,745	Under Armour, Cl. A	124,109	[a]	8,484,091
DeVry Education Group	14,200		609,606	VF	28,880		1,851,786
FTI Consulting	22,700	[a]	842,170	Whirlpool	8,340		1,276,187
IHS, Cl. A	81,213	[a]	11,570,416				80,076,325
Iron Mountain	26,655		959,047	Consumer Services—1.3%
Manpowergroup	58,028		4,501,812	Brinker International	12,330		602,937
Pitney Bowes	20,740		561,224	Chipotle Mexican Grill	11,389	[a]	7,729,145
R.R. Donnelley & Sons	37,630		664,922	Darden Restaurants	10,680		505,378
Republic Services	29,945		1,177,737	Hyatt Hotels, Cl. A	9,770	[a]	596,849
Robert Half International	127,359		6,394,695	International Game Technology	41,950		707,277
Steelcase, Cl. A	7,386		115,960	Marriott International, Cl. A	11,320		785,608
Stericycle	41,690	[a]	4,954,857	MGM Resorts International	53,440	[a]	1,307,677
Towers Watson & Co., Cl. A	71,515		7,840,189	Panera Bread, Cl. A	24,750	[a]	3,711,015
Verisk Analytics, Cl. A	80,724	[a]	5,181,674	Royal Caribbean Cruises	10,310		657,366
Waste Connections	27,740		1,360,924	Service Corporation International	28,130		623,642
			57,955,691	Starwood Hotels & Resorts Worldwide	70,780	[c]	5,983,741

62

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Consumer Services (continued)				Energy (continued)
Wyndham Worldwide	13,420		1,086,215	Cobalt International Energy	29,260	[a]	449,141
Wynn Resorts	9,360		1,805,357	Concho Resources	86,641	[a]	12,306,488
			26,102,207	CONSOL Energy	119,100		4,797,348
Diversified Financials—8.7%				Denbury Resources	53,490		921,098
Affiliated Managers Group	37,714	[a]	7,963,311	Dresser-Rand Group	7,850	[a]	544,005
Ameriprise Financial	22,290		2,803,190	Energen	60,892		4,900,588
Blackstone Group	78,930		2,646,523	EQT	48,959		4,849,879
Charles Schwab	92,674		2,642,136	Exterran Holdings	106,650		4,973,089
Discover Financial Services	292,209		18,225,075	FMC Technologies	13,305	[a]	822,781
Dun & Bradstreet	9,890		1,160,888	Golar LNG	11,750		740,250
E*TRADE Financial	521,690	[a]	11,612,819	Helmerich & Payne	51,190		5,377,510
Equifax	119,485		9,410,639	HollyFrontier	64,230		3,213,427
FNF Group	270,870		7,668,330	Kosmos Energy	117,458	[a]	1,176,929
FNFV Group	90,280		1,352,394	Laredo Petroleum	11,650	[a]	275,406
H&R Block	30,380		1,018,641	Marathon Petroleum	43,828		3,988,786
IntercontinentalExchange Group	36,831		6,961,059	Murphy Oil	20,310		1,268,766
Invesco	262,500		10,720,500	Nabors Industries	64,540		1,756,133
Legg Mason	19,970		984,920	Newfield Exploration	26,800	[a]	1,201,176
Leucadia National	37,484		934,476	Noble Energy	67,479		4,867,935
McGraw-Hill Financial	62,033		5,032,737	Oceaneering International	77,474		5,389,091
Moody’s	35,672		3,337,829	ONEOK	16,190		1,136,538
NASDAQ OMX Group	23,680		1,029,370	Patterson-UTI Energy	17,430		602,032
Navient	161,521		2,897,687	Peabody Energy	26,850		426,378
Northern Trust	19,900		1,380,065	Pioneer Natural Resources	13,960		2,912,754
Principal Financial Group	32,030		1,738,909	QEP Resources	85,133		3,028,181
Raymond James Financial	319,214		17,441,853	Range Resources	196,372		15,432,875
SEI Investments	86,469		3,276,743	Rice Energy	49,076		1,436,945
SLM	896,764		7,945,329	RPC	15,280		347,926
State Street	34,896		2,513,559	SandRidge Energy	58,150	[a,b]	304,706
T. Rowe Price Group	74,460		6,030,888	Seadrill	19,235	[b]	716,504
TD Ameritrade Holding	667,495		22,100,759	Seventy Seven Energy	2,485		58,323
Voya Financial	267,930		10,473,384	SM Energy	30,551		2,720,261
			171,304,013	Southwestern Energy	34,280	[a]	1,411,650
Energy—6.4%				Superior Energy Services	21,720		778,445
Antero Resources	34,249		1,981,305	Tesoro	116,492		7,541,692
Cabot Oil & Gas	39,160		1,313,426	Ultra Petroleum	18,690	[a,b]	495,846
Cameron International	34,811	[a]	2,587,502	Unit	9,140	[a]	601,503
Cheniere Energy	25,110	[a]	2,015,329	Valero Energy	31,273		1,693,120
Chesapeake Energy	34,790		946,288	Weatherford International	277,630	[a]	6,577,055
Cimarex Energy	7,960		1,155,474	Western Refining	45,941		2,137,635

The Funds 63

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Energy (continued)				Health Care Equipment &
Whiting Petroleum	14,550	[a]	1,348,203	Services—8.4%
World Fuel Services	9,455		419,613	Alere	14,850	[a]	526,432
WPX Energy	22,110	[a]	588,568	Align Technology	163,837	[a]	8,922,563
			126,535,903	Allscripts Healthcare Solutions	20,770	[a]	306,877
Exchange-Traded Funds—.5%				AmerisourceBergen	118,962		9,206,469
iShares Russell Mid-Cap Growth ETF	79,380		7,244,219	Boston Scientific	298,938	[a]	3,790,534
Standard & Poor’s Depository				Brookdale Senior Living	168,430	[a]	5,886,628
Receipts S&P MidCap 400 ETF Trust	11,190		2,928,871	C.R. Bard	30,991		4,600,304
			10,173,090	Cardinal Health	64,201		4,731,614
Food & Staples Retailing—.6%				CareFusion	131,226	[a]	6,024,586
Kroger	56,060		2,857,939	Catamaran	380,928	[a]	17,949,327
Rite Aid	303,394	[a]	1,887,111	Cerner	127,567	[a]	7,355,513
Safeway	30,090		1,046,530	Cigna	97,180		9,193,228
United Natural Foods	66,930	[a]	4,302,930	Community Health Systems	13,803	[a]	749,227
Whole Foods Market	43,480		1,701,807	Cooper	55,900		9,113,377
			11,796,317	DaVita HealthCare Partners	42,428	[a]	3,168,523
Food, Beverage & Tobacco—2.4%				DENTSPLY International	11,620		554,332
Brown-Forman, Cl. B	16,310		1,511,285	Edwards Lifesciences	9,665	[a]	959,348
Bunge	14,820		1,254,513	HCA Holdings	19,930	[a]	1,391,513
Campbell Soup	3,715		166,506	Health Net	13,485	[a]	636,492
Coca-Cola Enterprises	68,711		3,283,012	Henry Schein	13,220	[a]	1,582,302
ConAgra Foods	51,610		1,661,842	Hill-Rom Holdings	10,970		480,596
Constellation Brands, Cl. A	70,195	[a]	6,113,283	Hologic	500	[a]	12,435
Dr. Pepper Snapple Group	17,770		1,118,088	Humana	14,690		1,891,191
Hain Celestial Group	57,396	[a]	5,645,471	IDEXX Laboratories	22,626	[a]	2,804,945
Hershey	12,140		1,109,839	IMS Health Holdings	169,400		4,726,260
Hormel Foods	1,880		95,278	Laboratory Corporation of
Ingredion	10,390		828,706	America Holdings	46,871	[a]	5,025,977
J.M. Smucker	35,542		3,646,609	McKesson	25,379		4,949,666
Keurig Green Mountain	27,240		3,631,637	MEDNAX	197,340	[a]	11,297,715
Lorillard	70,478		4,207,537	Omnicare	100,336		6,398,427
McCormick & Co.	13,680		953,359	Quest Diagnostics	20,900		1,321,089
Mead Johnson Nutrition	14,500		1,386,200	ResMed	19,620	[b]	1,040,841
Molson Coors Brewing, Cl. B	7,145		528,373	Sirona Dental Systems	64,400	[a]	5,249,244
Monster Beverage	15,620	[a]	1,380,964	St. Jude Medical	28,330		1,858,165
Tyson Foods, Cl. A	91,528		3,483,556	Teleflex	11,900		1,302,812
WhiteWave Foods	128,790	[a]	4,510,226	Tenet Healthcare	13,327	[a]	815,346
			46,516,284	Universal Health Services, Cl. B	43,710		5,002,172

64

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Health Care Equipment &				Insurance (continued)
Services (continued)				W.R. Berkley	47,639		2,303,346
Varian Medical Systems	127,877	[a]	10,872,103	XL Group	96,079		3,283,980
Zimmer Holdings	35,793		3,554,603				62,995,214
			165,252,776	Materials—5.2%
Household & Personal Products—.4%				Airgas	47,350		5,226,493
Avon Products	45,390		637,276	Albemarle	9,110		579,214
Church & Dwight	86,803		5,923,437	Alcoa	51,445		854,501
Clorox	9,230		817,778	Allegheny Technologies	15,220		641,827
Energizer Holdings	7,260		882,235	Ashland	9,860		1,057,189
Herbalife	7,270	[b]	370,625	Bemis	19,490		794,023
Nu Skin Enterprises, Cl. A	5,340		238,805	Celanese, Ser. A	17,280		1,080,691
			8,870,156	CF Industries Holdings	4,080		1,051,294
Insurance—3.2%				Cliffs Natural Resources	26,950	[b]	406,135
Alleghany	8,095	[a]	3,489,997	Crown Holdings	116,025	[a]	5,600,527
Allstate	75,262		4,627,860	Cytec Industries	10,400		1,071,616
Aon	28,850		2,514,566	Eastman Chemical	15,290		1,260,966
Arthur J. Gallagher & Co.	5,750		271,572	FMC	10,010		662,061
Assurant	14,390		960,532	Graphic Packaging Holding	570,062	[a]	7,291,093
Assured Guaranty	22,780		550,137	H.B. Fuller	39,013		1,835,172
Brown & Brown	108,338		3,533,986	Huntsman	82,736		2,224,771
Cincinnati Financial	5,090		244,778	International Flavors &
Everest Re Group	8,640		1,415,578	Fragrances	12,210		1,240,414
Genworth Financial, Cl. A	56,510	[a]	801,877	International Paper	116,755		5,656,780
Hartford Financial Services Group	222,540		8,245,107	Martin Marietta Materials	7,580		992,677
Lincoln National	33,780		1,859,251	MeadWestvaco	18,200		782,600
Loews	47,152		2,062,428	Minerals Technologies	27,920		1,748,350
Markel	1,080	[a]	712,584	Mosaic	24,205		1,156,031
Marsh & McLennan	112,932		5,996,689	New Gold	350,470	[a]	2,274,550
Old Republic International	41,500		637,025	Newmont Mining	227,534		6,163,896
PartnerRe	7,730		863,364	Nucor	37,730		2,049,494
Progressive	80,080		2,003,602	Owens-Illinois	143,815	[a]	4,428,064
Protective Life	22,080		1,532,352	Packaging Corporation of America	11,370		773,046
Reinsurance Group of America	59,574		4,943,451	Rayonier Advanced Materials	8,266	[b]	274,514
StanCorp Financial Group	11,030		722,686	Reliance Steel & Aluminum	66,830		4,672,754
Symetra Financial	66,313		1,614,058	Rock-Tenn, Cl. A	36,620		1,800,239
Torchmark	100,477		5,481,020	Royal Gold	16,340		1,270,435
Unum Group	45,080		1,635,052	Sealed Air	29,410		1,061,701
Validus Holdings	17,600		688,336	Sherwin-Williams	25,920		5,653,411

The Funds 65

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Materials (continued)				Pharmaceuticals, Biotech &
Sigma-Aldrich	44,532		4,631,328	Life Sciences (continued)
Sonoco Products	25,750		1,059,870	Endo International	20,865	[a]	1,329,309
Steel Dynamics	43,240		1,004,898	Hospira	17,310	[a]	930,239
Tahoe Rescouces	20,620	[a]	528,284	ICON	44,927	[a]	2,225,684
TimkenSteel	6,362		303,976	Illumina	13,980	[a]	2,507,453
Valspar	145,433		11,745,169	Incyte	14,730	[a]	798,366
Vulcan Materials	15,290		969,080	Jazz Pharmaceuticals	2,690	[a]	438,255
W.R. Grace & Co.	8,520	[a]	843,736	Medivation	10,610	[a]	968,269
Yamana Gold	999,343		8,494,416	Mettler-Toledo International	2,610	[a]	705,953
			103,217,286	Mylan	45,520	[a]	2,212,272
Media—1.8%				Myriad Genetics	24,140	[a,b]	873,627
AMC Networks, Cl. A	10,100	[a]	632,007	PAREXEL International	153,650	[a]	8,672,006
CBS, Cl. B	75,160		4,456,236	Perrigo Company	45,015		6,695,531
Charter Communications, Cl. A	2,165	[a]	339,624	Pharmacyclics	4,400	[a,b]	547,316
Cinemark Holdings	23,625		833,726	QIAGEN	14,085	[a,b]	340,364
Discovery Communications, Cl. A	22,600	[a]	988,072	Salix Pharmaceuticals	70,180	[a]	11,166,340
Discovery Communications, Cl. C	22,600	[a]	971,122	Techne	7,290		696,341
DISH Network, Cl. A	18,320	[a]	1,187,319	Vertex Pharmaceuticals	81,000	[a]	7,579,170
DreamWorks Animation SKG, Cl. A	11,540	[a]	251,976	Waters	14,140	[a]	1,462,500
Gannett	30,760		1,038,458	Zoetis	35,200		1,247,488
IMAX	172,780	[a,b]	4,789,462				102,932,523
Interpublic Group of Companies	317,680		6,204,290	Real Estate—4.5%
John Wiley & Sons, Cl. A	18,390		1,102,481	American Assets Trust	38,117	[c]	1,336,001
Liberty Media, Cl. A	10,210	[a]	502,638	American Capital Agency	34,960	[c]	826,804
Liberty Media, Cl. C	20,420	[a]	989,757	Annaly Capital Management	49,240	[c]	585,956
Nielsen	28,240		1,326,998	Apartment Investment &
Omnicom Group	115,448		8,313,410	Management, Cl. A	26,530	[c]	909,183
Scripps Networks Interactive, Cl. A	5,610		447,173	AvalonBay Communities	7,330	[c]	1,129,553
Starz, Cl. A	13,870	[a]	433,992	Boston Properties	49,827	[c]	6,049,994
			34,808,741	Camden Property Trust	19,110	[c]	1,430,192
Pharmaceuticals, Biotech &				CBRE Group, Cl. A	167,090	[a]	5,310,120
Life Sciences—5.2%				Corrections Corporation of America	12,179	[c]	434,060
Actavis	24,795	[a]	5,627,969	Crown Castle International	23,510		1,869,280
Agilent Technologies	219,190		12,528,900	Digital Realty Trust	11,390	[b,c]	743,197
Alexion Pharmaceuticals	45,360	[a]	7,678,994	Equity Commonwealth	40,985		1,101,677
Alkermes	101,805	[a]	4,553,738	Equity Lifestyle Properties	25,960	[c]	1,186,112
ARIAD Pharmaceuticals	10,210	[a,b]	63,506	Equity Residential	83,523	[c]	5,551,774
BioMarin Pharmaceutical	14,270	[a]	1,016,309	Essex Property Trust	21,630	[c]	4,184,323
Bruker	7,122	[a]	142,867	Extra Space Storage	22,840	[c]	1,203,668
Charles River Laboratories International	8,470	[a]	500,577	Federal Realty Investment Trust	2,485	[c]	310,078
Covance	96,020	[a]	7,960,058	Forest City Enterprises, Cl. A	28,360	[a]	589,888
Cubist Pharmaceuticals	166,060	[a]	11,463,122	Gaming and Leisure Properties	23,245		774,058

66

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Real Estate (continued)				Retailing (continued)
General Growth Properties	24,840	[c]	610,319	GameStop, Cl. A	17,020	[b]	718,244
Hatteras Financial	38,970	[c]	775,503	Gap	18,975		875,696
HCP	38,155	[c]	1,653,256	Genuine Parts	13,330		1,169,574
Health Care	16,570	[c]	1,119,801	GNC Holdings, Cl. A	6,170		234,151
Healthcare Trust of				Groupon	37,460	[a,b]	254,728
America, Cl. A	53,510		666,200	J.C. Penney	38,875	[a,b]	419,850
Home Properties	9,510	[c]	610,732	Kohl’s	15,600		917,124
Hospitality Properties Trust	29,490	[c]	867,891	L Brands	16,100		1,027,985
Host Hotels & Resorts	105,409	[c]	2,405,433	Liberty Interactive, Cl. A	52,410	[a]	1,547,143
Kimco Realty	189,611	[c]	4,453,962	LKQ	398,106	[a]	11,306,210
Macerich	75,842	[c]	4,951,724	Macy’s	137,417		8,559,705
MFA Financial	132,670	[c]	1,119,735	Murphy USA	9,507	[a]	517,846
Plum Creek Timber	22,180	[c]	901,173	Netflix	5,570	[a]	2,660,455
Prologis	43,040	[c]	1,762,058	Nordstrom	9,970		690,423
Rayonier	24,799	[c]	849,862	O’Reilly Automotive	60,004	[a]	9,359,424
Realogy Holdings	284,735	[a]	11,608,646	PetSmart	13,160		941,861
Realty Income	14,755	[b,c]	659,844	Ross Stores	13,910		1,049,092
Regency Centers	54,390	[c]	3,107,845	Sally Beauty Holdings	18,675	[a]	520,659
SL Green Realty	51,105	[c]	5,588,332	Signet Jewelers	10,690		1,260,030
Spirit Realty Capital	64,200		758,202	Staples	72,040		841,427
Starwood Property Trust	10,850	[c]	258,773	Tiffany & Co.	54,260		5,477,004
Two Harbors Investment	106,240		1,138,893	Tractor Supply	115,613		7,740,290
UDR	28,390	[c]	849,429	TripAdvisor	9,380	[a]	929,464
Ventas	25,810	[c]	1,697,782	Ulta Salon, Cosmetics & Fragrance	61,510	[a]	5,985,538
Vornado Realty Trust	14,720	[c]	1,558,406	Williams-Sonoma	106,720		7,018,974
Weingarten Realty Investors	36,400	[c]	1,245,608				92,903,056
Weyerhaeuser	48,470	[c]	1,645,557	Semiconductors & Semiconductor
WP Carey	9,295		634,663	Equipment—2.6%
			89,025,547	Altera	16,240		573,922
Retailing—4.7%				Analog Devices	75,037		3,835,891
Advance Auto Parts	13,190		1,799,380	Applied Materials	692,270		15,994,898
AutoZone	3,700	[a]	1,993,708	Atmel	57,050	[a]	505,463
Bed Bath & Beyond	11,510	[a]	739,633	Avago Technologies	49,505		4,063,865
Best Buy	18,690		596,024	Broadcom, Cl. A	24,145		950,830
Big Lots	13,740		636,849	Cree	12,790	[a,b]	582,712
CarMax	24,630	[a]	1,290,612	KLA-Tencor	14,680		1,121,846
Dick’s Sporting Goods	11,300		509,291	Lam Research	21,200		1,524,492
Dollar General	29,430	[a]	1,883,226	Linear Technology	28,610		1,290,597
Dollar Tree	14,350	[a]	769,519	Marvell Technology Group	31,830		442,755
Expedia	61,850		5,312,915	Maxim Integrated Products	28,335		875,268
Family Dollar Stores	380		30,335	Mellanox Technologies	96,300	[a]	4,024,377
Foot Locker	94,790		5,318,667	Microchip Technology	102,200	[b]	4,990,426

The Funds 67

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Semiconductors & Semiconductor				Software & Services (continued)
Equipment (continued)				Manhattan Associates	123,596	[a]	3,569,452
Micron Technology	105,170	[a]	3,428,542	NetEase, ADR	17,924	[b]	1,578,029
NVIDIA	37,660		732,487	NetSuite	4,650	[a]	407,526
ON Semiconductor	340,420	[a]	3,322,499	Nuance Communications	32,365	[a]	550,529
Silicon Laboratories	5,465	[a]	247,728	Pandora Media	8,475	[a]	229,164
Skyworks Solutions	14,710		833,469	Paychex	23,210		966,697
Xilinx	30,960		1,308,060	Rackspace Hosting	21,400	[a]	740,440
			50,650,127	Red Hat	99,459	[a]	6,059,042
Software & Services—6.6%				Rovi	16,780	[a]	388,121
Activision Blizzard	182,065		4,285,810	ServiceNow	7,010	[a]	428,521
Akamai Technologies	86,430	[a]	5,222,101	Solera Holdings	16,800		1,024,128
Alliance Data Systems	17,949	[a]	4,750,023	Splunk	9,070	[a]	489,327
Amdocs	100,814		4,748,339	Symantec	72,220		1,753,502
ANSYS	120,829	[a]	9,823,398	Synopsys	134,110	[a]	5,485,099
AOL	9,880	[a]	427,014	TIBCO Software	20,500	[a]	427,220
Autodesk	28,790	[a]	1,544,296	Total System Services	94,758		2,981,087
Blackhawk Network Holdings, Cl. B	4,943		135,784	Twitter	43,445		2,161,389
Broadridge Financial Solutions	17,830		758,488	Tyler Technologies	43,882	[a]	3,908,131
CA	28,780		812,747	Ultimate Software Group	21,112	[a]	3,103,253
Citrix Systems	21,090	[a]	1,481,783	Vantiv, Cl. A	23,204	[a]	725,821
Cognizant Technology Solutions, Cl. A	105,550	[a]	4,826,801	VeriSign	13,110	[a]	748,253
CommVault Systems	37,582	[a]	2,072,271	Western Union	37,975		663,423
Computer Sciences	19,100		1,141,989	Xerox	117,500		1,622,675
Concur Technologies	50,270	[a,b]	5,046,103				129,801,444
CoreLogic	7,780	[a]	219,941	Technology Hardware &
CoStar Group	22,457	[a]	3,250,651	Equipment—7.2%
DST Systems	35,570		3,301,252	3D Systems	6,515	[a,b]	348,618
Electronic Arts	55,365	[a]	2,095,012	Amphenol, Cl. A	139,106		14,329,309
Fidelity National Information Services	85,142		4,831,808	Arrow Electronics	163,724	[a]	10,191,819
Fiserv	127,766	[a]	8,237,074	Avnet	417,013		18,561,249
FleetCor Technologies	1,295	[a]	186,079	AVX	47,000		647,660
Gartner	8,970	[a]	669,072	Brocade Communications Systems	189,144		1,995,469
Global Payments	33,550		2,439,756	CommScope Holding	115,930		2,986,357
IAC/InterActiveCorp	17,377		1,209,265	EchoStar, Cl. A	15,280	[a]	770,570
Informatica	11,140	[a]	379,373	F5 Networks	46,030	[a]	5,716,466
Intuit	92,269		7,674,935	Flextronics International	159,162	[a]	1,757,148
Jack Henry & Associates	13,080		756,155	FLIR Systems	109,270		3,692,233
LinkedIn, Cl. A	33,060	[a]	7,463,295	Harris	22,898		1,634,688

68

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Technology Hardware &				Transportation (continued)
Equipment (continued)				Kansas City Southern	15,910		1,835,378
Ingram Micro, Cl. A	179,740	[a]	5,181,904	Kirby	78,400	[a]	9,352,336
Jabil Circuit	118,896		2,565,776	Landstar System	15,410		1,045,800
JDS Uniphase	598,170	[a]	6,908,864	Southwest Airlines	62,550		2,002,226
Juniper Networks	401,150		9,302,669	Spirit Airlines	69,290	[a]	4,877,323
Knowles	36,053	[a]	1,186,865	United Continential Holdings	34,750	[a]	1,654,448
Lexmark International, Cl. A	9,760		493,466				42,092,864
Motorola Solutions	52,345		3,109,293	Utilities—3.0%
NCR	22,350	[a]	763,476	AES	279,767		4,246,863
NetApp	26,050		1,098,268	Alliant Energy	46,257		2,705,572
Palo Alto Networks	12,380	[a]	1,052,176	Ameren	63,512		2,539,845
Riverbed Technology	36,540	[a]	688,414	American Electric Power	74,213		3,985,238
SanDisk	68,730		6,732,791	American Water Works	22,760		1,151,884
Seagate Technology	240,158		15,029,088	Aqua America	32,225		805,947
Stratasys	36,830	[a,b]	4,418,127	Calpine	42,860	[a]	1,018,782
Tech Data	9,120	[a]	615,600	CenterPoint Energy	49,060		1,218,650
Teradata	15,870	[a]	724,783	CMS Energy	32,050		978,807
Trimble Navigation	178,112	[a]	5,924,005	Consolidated Edison	16,640		963,290
Western Digital	119,117		12,270,242	DTE Energy	20,060		1,569,695
Zebra Technologies, Cl. A	15,970	[a]	1,246,139	Edison International	80,901		4,784,485
			141,943,532	Entergy	7,725		597,992
Telecommunication Services—.4%				FirstEnergy	75,041		2,569,404
SBA Communications, Cl. A	14,210	[a]	1,567,221	Great Plains Energy	266,663		6,845,239
T-Mobile US	20,045	[a]	602,954	ITC Holdings	31,200		1,165,320
TE Connectivity	50,218		3,147,664	MDU Resources Group	5,440		170,326
Telephone & Data Systems	16,670		439,088	National Fuel Gas	12,450		951,678
tw telecom	24,475	[a]	1,004,332	NiSource	42,260		1,676,454
Windstream Holdings	33,420	[b]	377,646	Northeast Utilities	37,690		1,729,594
			7,138,905	NRG Energy	20,740		638,377
Transportation—2.1%				OGE Energy	27,595		1,035,364
American Airlines Group	9,640		375,092	ONE Gas	4,047		151,479
C.H. Robinson Worldwide	20,960		1,430,730	Pepco Holdings	60,380		1,664,073
Copa Holdings, Cl. A	3,475		427,355	PG&E	30,155		1,401,604
Delta Air Lines	85,620		3,388,840	Pinnacle West Capital	23,710		1,350,285
Expeditors International of Washington	26,345		1,088,048	PPL	40,610		1,406,324
Genesee & Wyoming, Cl. A	49,719	[a]	4,888,869	Public Service Enterprise Group	29,385		1,098,705
Hertz Global Holdings	23,400	[a]	691,470	Questar	37,960		892,440
J.B. Hunt Transport Services	119,589		9,034,949

The Funds 69

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)	Other Investment—1.3%	Shares		Value ($)
Utilities (continued)				Registered Investment Company;
SCANA	27,690	[b]	1,438,219	Dreyfus Institutional Preferred
Sempra Energy	21,360		2,263,519	Plus Money Market Fund
Vectren	28,135		1,160,006	(cost $26,314,856)	26,314,856	[d]	26,314,856
Westar Energy	48,662	[b]	1,797,088	Investment of Cash Collateral
Wisconsin Energy	14,830		672,244	for Securities Loaned—1.4%
Xcel Energy	26,435		847,242	Registered Investment Company;
			59,492,034	Dreyfus Institutional
Total Common Stocks				Cash Advantage Fund
(cost $1,424,864,651)	1,946,180,843			(cost $26,858,910)	26,858,910	[d]	26,858,910

	Number of			Total Investments
Rights—.0%	Rights		Value ($)	(cost $1,478,040,468)	101.3% 1,999,355,908
Health Care Equipment & Services				Liabilities, Less Cash and Receivables	(1.3%)		(24,835,469)
Community Health Systems				Net Assets	100.0% 1,974,520,439
(cost $2,051)	33,320	[a]	1,299

ADR—American Depository Receipts
ETF—Exchange-Traded Funds

a Non-income producing security.
b Security, or portion thereof, on loan.At August 31, 2014, the value of the fund’s securities on loan was $31,425,396 and the value of the collateral held by the fund was
$31,965,525, consisting of cash collateral of $26,858,910 and U.S. Government & Agency securities valued at $5,106,615.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Capital Goods	10.2	Commercial & Professional Services	2.9
Diversified Financials	8.7	Money Market Investments	2.7
Health Care Equipment & Services	8.4	Semiconductors & Semiconductor Equipment	2.6
Technology Hardware & Equipment	7.2	Food, Beverage & Tobacco	2.4
Software & Services	6.6	Transportation	2.1
Energy	6.4	Automobiles & Components	1.9
Materials	5.2	Media	1.8
Pharmaceuticals, Biotech & Life Sciences	5.2	Consumer Services	1.3
Retailing	4.7	Food & Staples Retailing	.6
Real Estate	4.5	Exchange-Traded Funds	.5
Banks	4.3	Household & Personal Products	.4
Consumer Durables & Apparel	4.1	Telecommunication Services	.4
Insurance	3.2
Utilities	3.0		101.3

† Based on net assets.
See notes to financial statements.

70

STATEMENT OF INVESTMENTS
August 31, 2014

BNY Mellon Small Cap Multi-Strategy Fund
Common Stocks—99.1%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—1.8%				Capital Goods (continued)
Dana Holding	94,150		2,187,105	Armstrong World Industries	16,490	[a]	951,143
Drew Industries	7,190		319,164	Astec Industries	16,320		677,933
Motorcar Parts of America	4,970	[a]	150,690	Chart Industries	23,930	[a]	1,600,678
Tenneco	28,920	[a]	1,853,194	Comfort Systems USA	86,080		1,308,416
Thor Industries	12,810		688,025	Crane	10,680		743,221
Winnebago Industries	55,550	[a]	1,373,751	DXP Enterprises	17,370	[a]	1,391,684
			6,571,929	FreightCar America	18,831		560,975
Banks—11.5%				Global Power Equipment Group	13,940		234,889
Boston Private Financial Holdings	200,220		2,430,671	Graco	6,020		462,697
Brookline Bancorp	60,680		555,222	Granite Construction	15,490		546,332
Cardinal Financial	29,582		528,630	Great Lakes Dredge and Dock	77,130	[a]	587,731
CoBiz Financial	46,560		537,768	Hexcel	30,610	[a]	1,260,826
Columbia Banking System	82,820		2,154,148	L.B. Foster, Cl. A	12,700		666,242
CVB Financial	170,426		2,648,420	Lindsay	9,360	[b]	728,021
EverBank Financial	160,320		3,026,842	MRC Global	177,020	[a]	4,393,636
First Horizon National	105,410		1,281,786	Mueller Industries	23,640		691,234
First Midwest Bancorp	55,000		926,750	Powell Industries	15,250		803,522
Hancock Holding	39,040		1,297,690	Primoris Services	46,710		1,356,458
IBERIABANK	30,460		1,987,515	Regal-Beloit	14,790		1,051,125
Ladder Capital, Cl. A	80,950		1,505,670	Sun Hydraulics	25,980		1,039,979
National Bank Holdings, Cl. A	40,250		817,880	Taser International	33,700	[a]	528,079
PrivateBancorp	44,440		1,311,424	Thermon Group Holdings	130,710	[a]	3,548,776
Prosperity Bancshares	21,080		1,273,232	Trex	34,010	[a]	1,278,776
Sandy Spring Bancorp	32,830		793,501	Watsco	19,730		1,824,828
South State	30,710		1,798,378	Watts Water Technologies, Cl. A	30,190		1,910,725
Square 1 Financial, Cl. A	2,595		49,798				34,678,596
SVB Financial Group	48,490	[a]	5,397,907	Commercial & Professional
Synovus Financial	84,007		2,028,769	Services—5.8%
UMB Financial	69,170		3,994,567	Advisory Board	25,400	[a]	1,259,840
United Community Banks	57,240		970,790	Herman Miller	82,400		2,448,928
Valley National Bancorp	78,960	[b]	789,600	HNI	32,850		1,245,344
Washington Trust Bancorp	10,970		385,925	Interface	107,450		1,829,874
Webster Financial	30,530		900,635	Knoll	106,750		1,952,458
WesBanco	25,020		776,871	Korn/Ferry International	61,360	[a]	1,856,140
Wintrust Financial	24,840		1,156,799	McGrath RentCorp	19,280		713,360
			41,327,188	On Assignment	35,570	[a]	1,051,449
Capital Goods—9.7%				Steelcase, Cl. A	316,630		4,971,091
Aerovironment	29,180	[a]	920,337	TrueBlue	123,530	[a]	3,352,604
Altra Industrial Motion	22,070		734,048				20,681,088
American Woodmark	18,130	[a]	711,059	Consumer Durables & Apparel—2.2%
Apogee Enterprises	59,305		2,165,226	Brookfield Residential Properties	25,350	[a]	512,070

The Funds 71

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($
Consumer Durables & Apparel (continued)				Energy (continued)
Cavco Industries	6,800	[a]	485,724	Navigator Holdings	35,955	[a]	1,060,313
Ethan Allen Interiors	34,380		867,407	Oil States International	17,910	[a]	1,156,091
Malibu Boats, Cl. A	34,490		717,737	PDC Energy	49,530	[a]	2,976,258
Oxford Industries	12,870		789,317	RSP Permian	42,680		1,220,648
Skechers USA, Cl. A	1,170	[a]	68,293	Synergy Resources	143,520	[a]	1,931,779
Standard Pacific	95,670	[a]	800,758	Tesco	9,680		205,410
Steven Madden	23,145	[a]	786,699	Western Refining	53,810		2,503,779
Taylor Morrison Home, Cl. A	31,810	[a]	631,110				20,714,590
Universal Electronics	6,850	[a]	374,489	Exchange-Traded Funds—.4%
Vera Bradley	26,800	[a,b]	549,936	iShares Russell 2000 ETF	4,430	[b]	516,361
Wolverine World Wide	49,980	[b]	1,327,469	iShares Russell 2000 Value ETF	9,430	[b]	948,186
			7,911,009				1,464,547
Consumer Services—2.0%				Food & Staples Retailing—.8%
Apollo Education Group	64,380	[a]	1,787,833	Casey’s General Stores	17,550		1,258,159
Belmond, Cl. A	67,340	[a]	860,605	Fresh Market	9,290	[a]	309,822
Capella Education	2,430		158,217	United Natural Foods	21,400	[a]	1,375,806
Cheesecake Factory	21,760		978,112				2,943,787
Del Frisco’s Restaurant Group	47,690	[a]	1,055,380	Food, Beverage & Tobacco—1.1%
LifeLock	145,710	[a]	2,159,422	Dean Foods	58,455		945,802
Multimedia Games Holding Company	2,990	[a]	83,152	Fresh Del Monte Produce	24,310		776,461
			7,082,721	TreeHouse Foods	14,490	[a]	1,195,715
Diversified Financials—2.7%				WhiteWave Foods	32,220	[a]	1,128,344
FNFV Group	49,710		744,656				4,046,322
FXCM, Cl. A	57,390	[b]	831,581	Health Care Equipment & Services—4.8%
Nelnet, Cl. A	17,160		754,525	Air Methods	19,900	[a]	1,167,334
Piper Jaffray	19,060	[a]	1,017,042	Align Technology	28,980	[a]	1,578,251
Portfolio Recovery Associates	31,566	[a]	1,793,896	athenahealth	6,950	[a,b]	1,003,858
Raymond James Financial	53,870		2,943,457	Centene	13,494	[a]	1,054,286
SLM	180,110		1,595,775	Computer Programs & Systems	11,440		702,874
			9,680,932	Endologix	70,370	[a]	971,810
Energy—5.8%				Globus Medical, Cl. A	31,450	[a]	570,503
Bill Barrett	39,300	[a]	894,861	Hanger	28,310	[a]	634,144
CARBO Ceramics	13,380		1,439,554	HealthSouth	28,460		1,121,039
Cloud Peak Energy	2,010	[a]	31,577	HealthStream	44,740	[a]	1,161,450
CONSOL Energy	37,330		1,503,652	HeartWare International	6,980	[a]	566,078
Forum Energy Technologies	39,740	[a]	1,353,147	Insulet	29,160	[a]	1,052,968
Geospace Technologies	15,820	[a]	650,518	LDR Holding	40,099		1,085,480
Gulf Island Fabrication	16,080		338,806	LifePoint Hospitals	11,600	[a]	867,680
Key Energy Services	169,910	[a]	1,070,433	Natus Medical	25,900	[a]	728,049
McDermott International	109,500	[a,b]	788,400	Omnicell	26,440	[a]	744,286
Natural Gas Services Group	53,550	[a]	1,589,364	Select Medical Holdings	24,080		337,602

72

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Health Care Equipment &				Pharmaceuticals, Biotech &
Services (continued)				Life Sciences—6.8%
Spectranetics	55,350	[a]	1,570,833	ACADIA Pharmaceuticals	45,530	[a,b]	1,091,809
WellCare Health Plans	6,550	[a]	431,383	Anacor Pharmaceuticals	81,430	[a,b]	1,896,505
			17,349,908	BioDelivery Sciences International	119,520	[a]	1,912,320
Household & Personal Products—.4%				Celldex Therapeutics	71,050	[a,b]	1,130,406
Elizabeth Arden	22,760	[a]	389,196	Cepheid	22,640	[a]	906,279
Inter Parfums	37,160		1,131,894	Cubist Pharmaceuticals	11,940	[a]	824,218
			1,521,090	Emergent BioSolutions	185,080	[a]	4,608,492
Insurance—.4%				KYTHERA Biopharmaceuticals	37,350	[a,b]	1,404,734
Safety Insurance Group	10,810		596,712	Nektar Therapeutics	122,830	[a]	1,751,556
Stewart Information Services	22,990		740,738	NPS Pharmaceuticals	34,555	[a]	1,042,870
			1,337,450	PAREXEL International	29,140	[a]	1,644,662
Materials—6.0%				TherapeuticsMD	609,390	[a,b]	3,382,114
Allied Nevada Gold	623,460	[a,b]	2,381,617	Vanda Pharmaceuticals	90,100	[a,b]	1,165,894
AuRico Gold	430,710		1,955,423	WuXi PharmaTech, ADR	42,380	[a]	1,568,908
Carpenter Technology	18,240		998,275				24,330,767
Chemtura	200,720	[a]	4,955,777	Real Estate—2.8%
Constellium, Cl. A	29,150	[a]	830,192	Acadia Realty Trust	32,640	[c]	940,685
Cytec Industries	10,560		1,088,102	American Assets Trust	21,790	[c]	763,740
Haynes International	10,710		531,002	American Residential Properties	117,730	[a,c]	2,234,515
IAMGOLD	371,220	[a]	1,488,592	Corporate Office Properties Trust	36,140	[c]	1,025,653
Louisiana-Pacific	22,240	[a]	317,365	CyrusOne	22,750		592,410
New Gold	180,810	[a]	1,173,457	EPR Properties	12,410	[c]	706,253
OMNOVA Solutions	223,570	[a]	1,875,752	Getty Realty	24,739	[c]	464,104
Royal Gold	3,950		307,112	Healthcare Trust of America, Cl. A	94,340		1,174,533
Schnitzer Steel Industries, Cl. A	15,050		416,734	Pebblebrook Hotel Trust	21,380	[c]	828,261
Scotts Miracle-Gro, Cl. A	17,120		988,338	Re/Max Holdings, Cl. A	25,080		760,426
Stillwater Mining	36,210	[a]	672,058	Summit Hotel Properties	18,740	[c]	205,203
TimkenSteel	11,240		537,047	Urstadt Biddle Properties, Cl. A	22,323	[c]	475,926
Trecora Resources	19,299	[a]	253,589				10,171,709
Trinseo	35,528		698,480	Retailing—4.1%
			21,468,912	American Eagle Outfitters	93,600	[b]	1,317,888
Media—2.5%				Core-Mark Holding Company	17,710		852,914
DreamWorks Animation SKG, Cl. A	16,650	[a]	363,553	Express	49,678	[a]	861,417
E.W. Scripps, Cl. A	65,690	[a]	1,245,482	Kirkland’s	56,920	[a]	1,014,884
IMAX	60,670	[a,b]	1,681,772	Office Depot	1,020,684	[a]	5,225,902
LIN Media, Cl. A	67,520	[a]	1,574,566	PEP Boys-Manny Moe & Jack	67,644	[a]	752,201
Lions Gate Entertainment	37,130		1,203,383	Restoration Hardware Holdings	8,850	[a,b]	742,249
Media General, Cl. A	33,700	[a]	519,317	Shutterfly	15,150	[a]	772,801
New York Times, Cl. A	183,080		2,266,530	The Children’s Place	20,004		1,075,415
			8,854,603	Vitamin Shoppe	26,950	[a]	1,056,170

The Funds 73

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Retailing (continued)				Software & Services (continued)
Zumiez	29,160	[a]	943,326	Sapient	62,600	[a]	908,326
			14,615,167	SS&C Technologies Holdings	29,400	[a]	1,330,644
Semiconductors & Semiconductor							31,056,556
Equipment—6.5%				Technology Hardware &
Applied Micro Circuits	314,140	[a]	2,660,766	Equipment—8.4%
Brooks Automation	86,820		984,539	Arrow Electronics	54,060	[a]	3,365,235
GT Advanced Technologies	56,770	[a,b]	1,011,074	Aruba Networks	72,540	[a]	1,548,729
Inphi	68,670	[a]	1,033,484	Belden	11,770		860,034
Lattice Semiconductor	223,830	[a]	1,680,963	Ciena	182,990	[a]	3,786,063
Mellanox Technologies	107,740	[a]	4,502,455	Coherent	17,010	[a]	1,096,635
Microsemi	73,960	[a]	1,970,294	FARO Technologies	13,770	[a]	798,798
MKS Instruments	18,550		629,587	FEI	7,410		622,736
Nanometrics	21,847	[a]	365,282	Infinera	109,400	[a]	1,157,452
Photronics	96,780	[a]	854,567	Ixia	26,330	[a]	253,295
Power Integrations	22,630		1,352,821	Jabil Circuit	192,700		4,158,466
Silicon Laboratories	24,660	[a]	1,117,838	JDS Uniphase	268,030	[a]	3,095,747
Teradyne	56,060		1,154,275	Lexmark International, Cl. A	17,670		893,395
Veeco Instruments	93,410	[a]	3,303,912	Littelfuse	11,430		1,050,531
Xcerra	85,922	[a]	897,885	RADWARE	52,170	[a]	904,106
			23,519,742	ScanSource	34,960	[a]	1,348,058
Software & Services—8.6%				Sonus Networks	319,070	[a]	1,202,894
Advent Software	17,940		579,641	Tech Data	32,290	[a]	2,179,575
Cardtronics	49,880	[a]	1,770,740	Universal Display	15,320	[a,b]	532,217
comScore	33,700	[a]	1,291,047	Vishay Intertechnology	89,180		1,426,880
Conversant	29,450	[a,b]	811,053				30,280,846
CoreLogic	153,090	[a]	4,327,854	Transportation—2.5%
CSG Systems International	147,060		4,076,503	Con-way	38,003		1,947,654
Dealertrack Technologies	78,090	[a]	3,495,308	Forward Air	28,500		1,319,265
DST Systems	5,510		511,383	Hub Group, Cl. A	29,920	[a]	1,301,221
FleetMatics Group	33,930	[a,b]	1,113,583	Landstar System	34,940		2,371,203
Infoblox	128,920	[a]	1,733,974	Saia	15,920	[a]	755,722
LogMeIn	34,990	[a]	1,479,377	Spirit Airlines	18,790	[a]	1,322,628
MAXIMUS	32,210		1,327,052				9,017,693
Mentor Graphics	97,570		2,128,002	Utilities—1.5%
Monotype Imaging Holdings	35,040		1,029,826	Chesapeake Utilities	11,550		796,604
NetScout Systems	22,750	[a]	1,048,093	El Paso Electric	23,240		914,262
Proofpoint	39,080	[a]	1,558,510	Hawaiian Electric Industries	62,480	[b]	1,586,367
Q2 Holdings	36,290		535,640

74

BNY Mellon Small Cap Multi-Strategy Fund (continued)
				Investment of Cash Collateral
Common Stocks (continued)	Shares		Value ($)	for Securities Loaned—6.1%	Shares	Value ($)
Utilities (continued)				Registered
NorthWestern	16,960	[b]	818,829	Investment Company;
Portland General Electric	33,096		1,140,819	Dreyfus
			5,256,881	Institutional Cash
				Advantage Fund
Total Common Stocks				(cost $22,096,154)	22,096,154 [d]	22,096,154
(cost $313,383,200)			355,884,033
				Total Investments
Other Investment—1.0%				(cost $338,902,632)	106.2%	381,403,465
Registered Investment Company;				Liabilities, Less Cash
Dreyfus Institutional Preferred				and Receivables	(6.2%)	(22,305,632)
Plus Money Market Fund				Net Assets	100.0%	359,097,833
(cost $3,423,278)	3,423,278	[d]	3,423,278

ADR—American Depository Receipts
ETF—Exchange Traded Funds

a Non-income producing security.
b Security, or portion thereof, on loan.At August 31, 2014, the value of the fund’s securities on loan was $23,512,477 and the value of the collateral held by the fund was
$23,947,525, consisting of cash collateral of $22,096,154 and U.S. Government & Agency securities valued at $1,851,371.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banks	11.5	Diversified Financials	2.7
Capital Goods	9.7	Media	2.5
Software & Services	8.6	Transportation	2.5
Technology Hardware & Equipment	8.4	Consumer Durables & Apparel	2.2
Money Market Investments	7.1	Consumer Services	2.0
Pharmaceuticals, Biotech & Life Sciences	6.8	Automobiles & Components	1.8
Semiconductors & Semiconductor Equipment	6.5	Utilities	1.5
Materials	6.0	Food, Beverage & Tobacco	1.1
Commercial & Professional Services	5.8	Food & Staples Retailing	.8
Energy	5.8	Exchange-Traded Funds	.4
Health Care Equipment & Services	4.8	Household & Personal Products	.4
Retailing	4.1	Insurance	.4
Real Estate	2.8		106.2

† Based on net assets.
See notes to financial statements.

The Funds 75

STATEMENT OF INVESTMENTS
August 31, 2014

BNY Mellon Focused Equity Opportunities Fund
Common Stocks—99.4%	Shares		Value ($)		Shares		Value ($)
Automobiles &				Health Care Equipment &
Components—5.5%				Services—8.7%
Harley-Davidson	299,700		19,048,932	Abbott Laboratories	641,000		27,075,840
Johnson Controls	377,055		18,404,055	HCA Holdings	457,435	[a]	31,938,112
			37,452,987				59,013,952
Capital Goods—9.1%				Household & Personal Products—3.0%
Caterpillar	174,485		19,031,079	Procter & Gamble	246,500		20,486,615
Dover	228,520		20,080,052	Insurance—3.2%
Eaton	321,230		22,425,066	Aflac	352,040		21,558,930
			61,536,197	Materials—2.5%
Diversified Financials—11.1%				Celanese, Ser. A	273,570		17,109,068
Capital One Financial	308,200		25,290,892	Media—5.9%
IntercontinentalExchange Group	133,970		25,320,330	Comcast, Cl. A	400,760		21,933,595
Invesco	599,170		24,470,103	Time Warner	238,440		18,367,033
			75,081,325				40,300,628
Energy—14.3%				Pharmaceuticals, Biotech &
Devon Energy	257,000		19,382,940	Life Sciences—7.7%
Halliburton	287,945		19,467,961	AbbVie	436,000		24,102,080
Nabors Industries	752,590		20,477,974	Merck & Co.	467,420		28,096,616
Southwestern Energy	372,800	[a]	15,351,904				52,198,696
Valero Energy	410,510		22,225,011	Retailing—3.1%
			96,905,790	Lowe’s	393,880		20,682,639
Food & Staples Retailing—2.1%				Semiconductors & Semiconductor
Costco Wholesale	116,700		14,130,036	Equipment—8.8%
Food, Beverage &				Avago Technologies	303,150		24,885,584
Tobacco—3.3%				Micron Technology	1,072,750	[a]	34,971,650
PepsiCo	238,580		22,066,264				59,857,234

76

BNY Mellon Focused Equity Opportunities Fund (continued)

Common Stocks (continued)	Shares		Value ($)	Other Investment—.4%	Shares	Value ($)
Software &				Registered Investment Company;
Services—11.1%				Dreyfus Institutional Preferred
Adobe Systems	330,280	[a]	23,747,132	Plus Money Market Fund
LinkedIn, Cl. A	116,540	[a]	26,308,905	(cost $2,904,985)	2,904,985 [b]	2,904,985

salesforce.com	422,820	[a]	24,984,434	Total Investments (cost $525,775,287)	99.8%	676,325,817
			75,040,471
				Cash and Receivables (Net)	.2%	1,464,935
Total Common Stocks
(cost $522,870,302)			673,420,832	Net Assets	100.0%	677,790,752

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Energy	14.3	Food, Beverage & Tobacco	3.3
Diversified Financials	11.1	Insurance	3.2
Software & Services	11.1	Retailing	3.1
Capital Goods	9.1	Household & Personal Products	3.0
Semiconductors & Semiconductor Equipment	8.8	Materials	2.5
Health Care Equipment & Services	8.7	Food & Staples Retailing	2.1
Pharmaceuticals, Biotech & Life Sciences	7.7	Money Market Investment	.4
Media	5.9
Automobiles & Components	5.5		99.8

† Based on net assets.
See notes to financial statements.

The Funds 77

STATEMENT OF INVESTMENTS
August 31, 2014

BNY Mellon Small/Mid Cap Multi-Strategy Fund
Common Stocks—98.7%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—1.0%				Capital Goods (continued)
Lear	18,412		1,862,006	MSC Industrial Direct, Cl. A	25,340		2,284,148
Motorcar Parts of America	3,540	[a]	107,333	Parker Hannifin	12,660		1,462,230
Tenneco	10,140	[a]	649,771	Regal-Beloit	55,990		3,979,209
TRW Automotive Holdings	14,910	[a]	1,435,684	Sensata Technologies Holding	21,010	[a]	1,033,062
			4,054,794	Snap-on	17,200		2,149,140
Banks—10.1%				Timken	19,140		866,851
BankUnited	44,940		1,417,857	Universal Display	24,610	[a,b]	854,951
Boston Private Financial Holdings	76,880		933,323	Watts Water Technologies, Cl. A	13,810		874,035
City National	26,390		2,002,473	Woodward	13,340		696,748
Columbia Banking System	41,450		1,078,114				34,729,872
Comerica	95,770		4,821,062	Commercial & Professional
CVB Financial	108,850		1,691,529	Services—3.7%
EverBank Financial	199,610		3,768,637	Advisory Board	18,122	[a]	898,851
First American Financial	43,860		1,243,431	Clean Harbors	31,700	[a]	1,919,118
First Horizon National	119,170		1,449,107	Copart	28,430	[a]	978,845
First Republic Bank	14,720		719,808	Herman Miller	87,450		2,599,014
Hancock Holding	38,300		1,273,092	IHS, Cl. A	5,490	[a]	782,160
IBERIABANK	40,770		2,660,242	Interface	65,740		1,119,552
National Bank Holdings, Cl. A	28,750		584,200	Steelcase, Cl. A	315,390		4,951,623
PrivateBancorp	31,030		915,695	Towers Watson & Co., Cl. A	7,160		784,951
Prosperity Bancshares	28,610		1,728,044	TrueBlue	51,930	[a]	1,409,380
SVB Financial Group	64,596	[a]	7,190,827				15,443,494
Synovus Financial	89,422		2,159,541	Consumer Durables & Apparel—2.3%
UMB Financial	84,890		4,902,398	Deckers Outdoor	11,320	[a]	1,044,157
Webster Financial	46,230		1,363,785	Inter Parfums	25,900		788,914
			41,903,165	Jarden	10,880	[a]	650,515
Capital Goods—8.4%				Lennar, Cl. A	25,470		997,915
AGCO	18,020		880,097	Michael Kors Holdings	6,000	[a]	480,720
AMETEK	15,030		795,688	PVH	6,560		765,814
Armstrong World Industries	31,910	[a]	1,840,569	Ralph Lauren	4,680		791,856
Carlisle	22,500		1,865,250	Steven Madden	16,270	[a]	553,017
Chart Industries	19,840	[a]	1,327,098	Toll Brothers	30,060	[a]	1,069,835
Comfort Systems USA	34,040		517,408	Watsco	13,830		1,279,137
Crane	7,521		523,386	Wolverine World Wide	35,120	[b]	932,787
Donaldson	18,250		763,945				9,354,667
DXP Enterprises	12,390	[a]	992,687	Consumer Services—2.4%
Equifax	35,070		2,762,113	Apollo Education Group	90,330	[a]	2,508,464
Graco	32,190		2,474,123	Cheesecake Factory	30,750		1,382,212
Hexcel	45,780	[a]	1,885,678	Del Frisco’s Restaurant Group	34,040	[a]	753,305
MRC Global	157,190	[a]	3,901,456	Hyatt Hotels, Cl. A	31,820	[a]	1,943,884

78

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Consumer Services (continued)				Exchange-Traded Funds (continued)
Malibu Boats, Cl. A	24,790		515,880	iShares Russell Mid-Cap Growth ETF	26,970		2,461,282
MAXIMUS	22,670		934,004	PowerShares QQQ Trust	18,300		1,825,974
On Assignment	25,020	[a]	739,591				6,805,249
Restoration Hardware Holdings	6,230	[a,b]	522,510	Food & Staples Retailing—.8%
Starwood Hotels &				Core-Mark Holding Company	13,020		627,043
Resorts Worldwide	9,990	[c]	844,555	TreeHouse Foods	10,010	[a]	826,025
			10,144,405	United Natural Foods	27,150	[a]	1,745,474
Diversified Financials—4.0%							3,198,542
E*TRADE Financial	198,939	[a]	4,428,382	Food, Beverage & Tobacco—.4%
FNF Group	100,610		2,848,269	WhiteWave Foods	46,230	[a]	1,618,975
FNFV Group	110,153		1,650,092	Health Care Equipment &
Raymond James Financial	77,719		4,246,566	Services—8.6%
T. Rowe Price Group	9,470		767,023	Air Methods	38,321	[a]	2,247,910
Voya Financial	62,340		2,436,871	Align Technology	39,170	[a]	2,133,198
			16,377,203	AmerisourceBergen	10,553		816,697
Energy—5.5%				Brookdale Senior Living	32,110	[a]	1,122,244
CARBO Ceramics	14,670		1,578,345	Catamaran	81,850	[a]	3,856,772
Concho Resources	5,780	[a]	820,991	Centene	24,807	[a]	1,938,171
CONSOL Energy	29,410		1,184,635	Cepheid	15,900	[a]	636,477
Energen	23,300		1,875,184	Cigna	10,450		988,570
Exterran Holdings	22,810		1,063,630	Cooper	5,290		862,429
Forum Energy Technologies	28,370	[a]	965,999	Endologix	50,170	[a]	692,848
Geospace Technologies	16,150	[a]	664,088	Globus Medical, Cl. A	22,040	[a]	399,806
Helmerich & Payne	7,220		758,461	Hanger	31,050	[a]	695,520
Key Energy Services	230,120	[a]	1,449,756	HealthSouth	52,668		2,074,593
Nabors Industries	16,690		454,135	HeartWare International	4,980	[a]	403,878
Natural Gas Services Group	28,710	[a]	852,113	IMS Health Holdings	31,870		889,173
Oil States International	24,260	[a]	1,565,983	Insulet	20,750	[a]	749,283
PDC Energy	26,880	[a]	1,615,219	LDR Holding	28,150		762,021
Primoris Services	33,240		965,290	MEDNAX	60,290	[a]	3,451,603
Range Resources	9,010		708,096	Omnicare	31,180		1,988,349
RSP Permian	30,130		861,718	PerkinElmer	19,750		885,788
Tesoro	14,950		967,863	Select Medical Holdings	65,720		921,394
Trecora Resources	13,650	[a]	179,361	Spectranetics	38,760	[a]	1,100,009
Western Refining	39,644		1,844,635	Universal Health Services, Cl. B	28,746		3,289,692
Whiting Petroleum	27,660	[a]	2,562,976	Varian Medical Systems	24,310	[a]	2,066,836
			22,938,478	WellCare Health Plans	9,960	[a]	655,966
Exchange-Traded Funds—1.6%							35,629,227
iShares Russell 2000 ETF	7,990	[b]	931,314	Insurance—.3%
iShares Russell 2000 Value ETF	15,780	[b]	1,586,679	Old Republic International	87,736		1,346,748

The Funds 79

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Materials—5.5%				Pharmaceuticals, Biotech &
Airgas	7,090		782,594	Life Sciences (continued)
Allegheny Technologies	40,840		1,722,223	Salix Pharmaceuticals	31,330	[a]	4,984,916
Apogee Enterprises	26,460		966,055	Vanda Pharmaceuticals	63,380	[a,b]	820,137
AuRico Gold	313,560		1,423,562	WuXi PharmaTech, ADR	30,160	[a]	1,116,523
Chemtura	162,920	[a]	4,022,495				25,458,810
Constellium, Cl. A	20,800	[a]	592,384	Real Estate—3.4%
Packaging Corporation of America	21,316		1,449,275	Acadia Realty Trust	43,550	[c]	1,255,111
Reliance Steel & Aluminum	9,920		693,606	American Residential Properties	62,010	[a,c]	1,176,950
Scotts Miracle-Gro, Cl. A	12,040		695,069	CBRE Group, Cl. A	22,430	[a]	712,825
Steel Dynamics	70,740		1,643,998	Corporate Office Properties Trust	55,810	[c]	1,583,888
Stillwater Mining	58,180	[a]	1,079,821	Corrections Corporation of America	43,950	[c]	1,566,378
Sun Hydraulics	18,280		731,748	Douglas Emmett	4,430	[c]	126,565
TimkenSteel	16,645		795,298	Healthcare Trust of America, Cl. A	133,970		1,667,927
Trex	24,160	[a]	908,416	RE/MAX Holdings, Cl. A	17,820		540,302
Valspar	26,810		2,165,176	Realogy Holdings	117,000	[a]	4,770,090
Yamana Gold	380,010		3,230,085	RLJ Lodging Trust	25,000	[c]	745,250
			22,901,805				14,145,286
Media—1.4%				Retailing—3.8%
E.W. Scripps, Cl. A	82,710	[a]	1,568,182	American Eagle Outfitters	123,450	[b]	1,738,176
Interpublic Group of Cos.	51,550		1,006,772	Casey’s General Stores	22,455		1,609,799
Lions Gate Entertainment	26,070		844,929	Kirkland’s	40,910	[a]	729,425
Media General	23,790	[a]	366,604	LKQ	26,670	[a]	757,428
New York Times, Cl. A	107,900		1,335,802	Office Depot	819,950	[a]	4,198,144
Shutterfly	10,770	[a]	549,378	Staples	69,850	[b]	815,848
			5,671,667	Tiffany & Co.	7,630		770,172
Pharmaceuticals, Biotech &				Ulta Salon, Cosmetics & Fragrance	12,620	[a]	1,228,052
Life Sciences—6.1%				Urban Outfitters	46,970	[a]	1,868,936
ACADIA Pharmaceuticals	32,099	[a,b]	769,734	Vera Bradley	30,340	[a]	622,577
Alexion Pharmaceuticals	4,910	[a]	831,214	Vitamin Shoppe	18,810	[a]	737,164
Alkermes	17,950	[a]	802,904	Williams-Sonoma	12,920		849,748
Anacor Pharmaceuticals	57,290	[a,b]	1,334,284				15,925,469
BioDelivery Sciences International	84,430	[a]	1,350,880	Semiconductors & Semiconductor
Celldex Therapeutics	49,950	[a,b]	794,705	Equipment—4.9%
Covance	24,370	[a]	2,020,273	Applied Micro Circuits	127,040	[a]	1,076,029
Cubist Pharmaceuticals	79,630	[a]	5,496,859	Coherent	11,940	[a]	769,772
KYTHERA Biopharmaceuticals	26,080	[a,b]	980,869	Inphi	48,780	[a]	734,139
Nektar Therapeutics	85,710	[a]	1,222,225	First Solar	8,730	[a]	608,306
NPS Pharmaceuticals	24,240	[a]	731,563	Lattice Semiconductor	257,060	[a]	1,930,521
PAREXEL International	39,010	[a]	2,201,724	Mellanox Technologies	120,460	[a,b]	5,034,023

80

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Semiconductors & Semiconductor				Technology Hardware & Equipment—9.0%
Equipment (continued)				Amphenol, Cl. A	11,780		1,213,458
Microchip Technology	16,350		798,370	Arrow Electronics	72,510	[a]	4,513,747
Microsemi	46,480	[a]	1,238,227	Aruba Networks	51,220	[a]	1,093,547
Photronics	66,870	[a]	590,462	Avnet	86,480		3,849,225
Power Integrations	16,080		961,262	Ciena	275,270	[a,b]	5,695,336
Silicon Laboratories	17,220	[a]	780,583	CommScope Holding	29,190		751,934
Teradyne	86,163		1,774,096	FLIR Systems	98,850		3,340,141
Veeco Instruments	92,420	[a]	3,268,895	IMAX	75,540	[a,b]	2,093,969
Xcerra	61,350	[a]	641,108	Infinera	78,080	[a,b]	826,086
			20,205,793	Ingram Micro, Cl. A	128,240	[a]	3,697,159
Software & Services—9.1%				IPG Photonics	28,650	[a,b]	1,967,682
Akamai Technologies	28,280	[a]	1,708,678	Jabil Circuit	80,510		1,737,406
Amdocs	34,190		1,610,349	JDS Uniphase	357,900	[a]	4,133,745
ANSYS	9,700	[a]	788,610	Lexmark International, Cl. A	19,490		985,414
athenahealth	4,900	[a,b]	707,756	Littelfuse	8,070		741,714
Cardtronics	30,220	[a]	1,072,810	Stratasys	6,490	[a,b]	778,540
comScore	23,740	[a]	909,479				37,419,103
Concur Technologies	10,730	[a]	1,077,077	Telecommunication Services—.5%
CoreLogic	177,140	[a]	5,007,748	LogMeIn	24,660	[a]	1,042,625
CSG Systems International	36,820		1,020,650	Sonus Networks	227,810	[a]	858,844
Dealertrack Technologies	75,580	[a]	3,382,961				1,901,469
F5 Networks	15,280	[a]	1,897,623	Transportation—4.7%
FleetMatics Group	23,800	[a]	781,116	Alaska Air Group	44,960		2,083,446
HealthStream	31,940	[a]	829,162	Con-way	73,403		3,761,904
IAC/InterActiveCorp	20,790		1,446,776	Forward Air	20,040		927,652
Infoblox	150,950	[a]	2,030,278	Hub Group, Cl. A	20,960	[a]	911,550
Mentor Graphics	51,390		1,120,816	J.B. Hunt Transport Services	9,910		748,700
Monotype				Kirby	34,160	[a]	4,074,946
Imaging Holdings	33,230		976,630	Landstar System	20,770		1,409,556
NICE Systems, ADR	33,940		1,337,575	Navigator Holdings	25,100	[a]	740,199
Proofpoint	27,410	[a]	1,093,111	Ryder System	23,230		2,098,598
PTC	48,860	[a]	1,890,393	Saia	11,320	[a]	537,360
Q2 Holdings	25,570	[b]	377,413	Spirit Airlines	28,097	[a]	1,977,748
RADWARE	36,690	[a]	635,838				19,271,659
Sapient	44,030	[a]	638,875	Utilities—1.2%
Solera Holdings	23,050		1,405,128	CMS Energy	51,540		1,574,032
SS&C Technologies Holdings	20,720	[a]	937,787	NiSource	31,380		1,244,845
Synopsys	69,240	[a]	2,831,916	Portland General Electric	31,135		1,073,223
			37,516,555

The Funds 81

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
				Investment of Cash Collateral
Common Stocks (continued)	Shares		Value ($)	for Securities Loaned—3.8%	Shares	Value ($)
Utilities (continued)				Registered
UGI	20,401		1,080,845	Investment Company;
			4,972,945	Dreyfus Institutional Cash
Total Common Stocks				Advantage Fund
(cost $377,601,009)			408,935,380	(cost $15,829,594)	15,829,594 [d]	15,829,594
				Total Investments
Other Investment—1.3%				(cost $399,037,377)	103.8%	430,371,748
Registered Investment Company;				Liabilities, Less Cash
Dreyfus Institutional Preferred				and Receivables	(3.8%)	(15,949,745)
Plus Money Market Fund				Net Assets	100.0%	414,422,003
(cost $5,606,774)	5,606,774	[d]	5,606,774

ADR—American Depository Receipts
ETF—Exchange-Traded Funds

a Non-income producing security.
b Security, or portion thereof, on loan.At August 31, 2014, the value of the fund’s securities on loan was $19,050,638 and the value of the collateral held by the fund was
$19,430,446, consisting of cash collateral of $15,829,594 and U.S. Government & Agency securities valued at $3,600,852.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banks	10.1	Commercial & Professional Services	3.7
Software & Services	9.1	Real Estate	3.4
Technology Hardware & Equipment	9.0	Consumer Services	2.4
Health Care Equipment & Services	8.6	Consumer Durables & Apparel	2.3
Capital Goods	8.4	Exchange-Traded Funds	1.6
Pharmaceuticals, Biotech & Life Sciences	6.1	Media	1.4
Energy	5.5	Utilities	1.2
Materials	5.5	Automobiles & Components	1.0
Money Market Investments	5.1	Food & Staples Retailing	.8
Semiconductors & Semiconductor Equipment	4.9	Telecommunication Services	.5
Transportation	4.7	Food, Beverage & Tobacco	.4
Diversified Financials	4.0	Insurance	.3
Retailing	3.8		103.8

† Based on net assets.
See notes to financial statements.

82

STATEMENT OF INVESTMENTS
August 31, 2014

BNY Mellon International Fund
Common Stocks—96.3%	Shares		Value ($)		Shares		Value ($
Australia—6.5%				Germany (continued)
ASX	103,330		3,617,978	Bayer	84,730		11,361,386
Australia & New Zealand				Commerzbank	904,870	[a]	13,696,821
Banking Group	90,748		2,833,332	Continental	23,670		5,053,971
Dexus Property Group	5,687,020		6,400,234	Deutsche Bank	175,464		6,003,577
Fortescue Metals Group	915,590		3,565,834	Deutsche Lufthansa	180,650		3,127,301
Insurance Australia Group	1,484,330		8,969,306	E.ON	106,480		1,934,957
Metcash	951,077		2,496,009	Evonik Industries	71,180		2,566,393
QBE Insurance Group	439,087		4,724,188	HeidelbergCement	79,660		6,010,140
Rio Tinto	264,371		15,463,945	Infineon Technologies	403,310		4,687,248
Spark Infrastructure Group	2,595,280		4,775,013	LANXESS	43,220		2,675,624
Westpac Banking	377,510		12,354,257	Muenchener Rueckversicherungs	6,130		1,229,125
			65,200,096	OSRAM Licht	69,840	[a]	2,920,018
Austria—.2%				Siemens	95,530		11,967,296
Erste Group Bank	88,070		2,260,015				85,346,569
Belgium—1.0%				Hong Kong—3.7%
bpost	103,580		2,551,188	BOC Hong Kong Holdings	2,801,500		9,416,594
Solvay	47,430		7,462,936	Cheung Kong Holdings	421,000		7,675,731
			10,014,124	CITIC Pacific	1,179,000		2,294,091
China—.1%				Esprit Holdings	1,819,926		2,954,132
FIH Mobile	1,866,000	[a]	1,052,176	Pacific Basin Shipping	1,764,000		1,083,430
Denmark—.3%				SJM Holdings	4,706,000		11,840,827
Carlsberg, Cl. B	31,623		2,883,997	Yue Yuen Industrial Holdings	692,500		2,148,970
France—11.0%							37,413,775
Airbus Group	128,180		7,883,038	Ireland—1.0%
AXA	453,260		11,226,383	CRH	112,140		2,600,763
BNP Paribas	39,560		2,670,739	Smurfit Kappa Group	312,490		7,088,981
Bouygues	82,998		3,046,473				9,689,744
Cap Gemini	71,370		5,074,279	Israel—1.3%
Carrefour	328,985		11,405,499	Teva Pharmaceutical
Cie de St-Gobain	35,555		1,804,706	Industries, ADR	243,442		12,785,574
Danone	42,562		2,971,835	Italy—3.9%
Electricite de France	270,151		8,783,652	Assicurazioni Generali	177,880		3,636,787
GDF Suez	156,922		3,865,008	Enel	1,198,790		6,341,587
Safran	101,730		6,668,070	Eni	493,880		12,316,824
Sanofi	76,335		8,375,125	Finmeccanica	252,391	[a]	2,361,212
Societe Generale	287,080		14,543,360	Saras	1,192,277	[a]	1,424,040
Thales	147,310		8,225,289	Telecom Italia	9,260,150	[a]	10,652,591
Total	117,022		7,717,308	UniCredit	293,020		2,267,742
Unibail-Rodamco	19,320		5,188,826				39,000,783
			109,449,590	Japan—20.9%
Germany—8.5%				Aisin Seiki	253,900		9,382,916
Aixtron	194,223	[a]	2,548,178	Asahi Glass	1,108,000		5,999,781
Allianz	56,080		9,564,534	Credit Saison	158,200		3,142,865

The Funds 83

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Japan (continued)				Norway—.2%
East Japan Railway	39,190		3,044,575	Norsk Hydro	286,692		1,683,716
Fujitsu	1,417,000		9,719,957	Singapore—.5%
Hitachi	1,118,000		8,451,218	DBS Group Holdings	166,583		2,389,950
Honda Motor	441,300		14,900,158	Singapore Exchange	491,000		2,861,759
INPEX	953,900		13,660,541				5,251,709
Isuzu Motors	588,000		4,062,792	Spain—1.3%
Japan Tobacco	265,700		9,101,397	ACS Actividades de
KDDI	190,800		11,001,098	Construccion y Servicios	138,078		5,815,692
Matsumotokiyoshi Holdings	76,470		2,414,378	Banco Popular Espanol	283,390		1,769,093
Mitsubishi Electric	678,000		8,484,367	Repsol	210,520		5,225,242
Mitsubishi UFJ Financial Group	1,272,700		7,317,306				12,810,027
Nippon Express	551,640		2,523,722	Sweden—2.5%
Nippon Shokubai	501,000		6,076,813	Electrolux, Ser. B	120,360		3,053,236
Nippon Telegraph & Telephone	105,500		7,077,611	Ericsson, Cl. B	379,749		4,735,147
Nippon Telegraph &				Getinge, Cl. B	99,390		2,598,069
Telephone, ADR	8,760		294,686	Nordea Bank	616,340		8,033,562
Nissan Motor	198,900		1,909,761	Svenska Cellulosa, Cl. B	261,050		6,274,836
Nomura Real Estate Holdings	167,400		3,019,941				24,694,850
Omron	124,100		5,373,353	Switzerland—8.0%
Panasonic	566,000		6,914,181	ABB	177,393	[a]	4,024,940
Ricoh	273,500		2,958,568	Adecco	79,860	[a]	6,045,716
Sawai Pharmaceutical	43,400		2,473,564	Cie Financiere Richemont	39,480		3,765,017
Secom	148,500		9,075,991	Credit Suisse Group	178,760	[a]	5,039,278
Seven & I Holdings	205,900		8,257,175	Holcim	30,360	[a]	2,414,117
Shimamura	33,400		3,011,120	Novartis	337,759		30,297,319
Shionogi & Co.	323,600		7,619,972	Roche Holding	61,665		17,981,287
Sumco	260,900		2,246,782	Swiss Life Holding	31,270	[a]	7,881,791
Sumitomo Electric Industries	205,940		3,014,529	UBS	115,429	[a]	2,069,562
Sumitomo Metal Mining	173,000		2,624,638				79,519,027
Sumitomo Mitsui Financial Group	482,700		19,487,542	United Kingdom—20.9%
Sumitomo Mitsui Trust Holdings	525,860		2,157,621	Anglo American	114,699		2,913,365
Yamada Denki	738,100		2,369,411	ArcelorMittal	184,210		2,680,637
			209,170,330	AstraZeneca	102,650		7,782,764
Netherlands—3.2%				Aviva	648,800		5,611,674
Aegon	265,797		2,101,063	Barclays	855,806		3,188,885
ING Groep	628,580	[a]	8,643,326	BHP Billiton	110,650		3,503,966
Koninklijke Philips	511,901		15,597,961	BP	1,016,719		8,129,735
NN Group	101,940		2,978,262	British Sky Broadcasting Group	466,170		6,760,069
Randstad Holding	61,220		2,971,872	Compass Group	321,975		5,235,648
			32,292,484	Drax Group	712,640		7,423,826

84

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares	Value ($)
United Kingdom (continued)				United States—1.3%
esure Group	790,454		3,477,494	iShares MSCI EAFE ETF	194,380	12,967,090
Friends Life Group	412,277		2,099,166	Total Common Stocks
GlaxoSmithKline	252,340		6,176,959	(cost $977,290,979)		962,627,714
Home Retail Group	941,536		2,863,560
HSBC Holdings	649,514		7,030,399	Preferred Stocks—1.3%
Imperial Tobacco Group	184,250		8,035,473	Germany
ITV	1,638,990		5,746,641	Volkswagen
National Grid	557,812		8,325,138	(cost $14,032,878)	56,940	12,782,434
Prudential	496,530		11,952,462
Reckitt Benckiser Group	136,880		11,930,075	Other Investment—1.5%
Royal Bank of Scotland Group	2,937,820	[a]	17,694,420	Registered
Royal Dutch Shell, Cl. A	194,118		7,856,758	Investment Company;
SABMiller	147,570		8,140,898	Dreyfus
Serco Group	597,133		3,077,065	Institutional Preferred
Standard Chartered	331,080		6,667,110	Plus Money Market Fund
				(cost $14,680,791)	14,680,791 [b]	14,680,791
Subsea 7	345,190		5,742,074
Tesco	1,087,640		4,152,049	Total Investments
Unilever	500,249		22,082,510	(cost $1,006,004,648)	99.1%	990,090,939
Whitbread	66,660		4,857,074	Cash and Receivables (Net)	.9%	8,979,443
WPP	381,740		8,004,144	Net Assets	100.0%	999,070,382
			209,142,038

ADR—American Depository Receipts

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	27.3	Information Technology	4.7
Industrial	12.4	Utilities	4.1
Consumer Discretionary	11.8	Telecommunication Services	2.9
Health Care	10.7	Money Market Investment	1.5
Consumer Staples	10.0	Exchange-Traded Fund	1.3
Energy	6.2
Materials	6.2		99.1

† Based on net assets.
See notes to financial statements.

The Funds 85

STATEMENT OF INVESTMENTS
August 31, 2014

BNY Mellon Emerging Markets Fund
Common Stocks—93.0%	Shares	Value ($)		Shares		Value ($)
Brazil—9.2%			China (continued)
Ambev	1,312,400	9,556,453	China Communications
Ambev, ADR	1,509,290	11,002,724	Services, Cl. H	12,848,000		6,200,156
Arteris	1,300,300	10,891,501	China Construction Bank, Cl. H	64,955,939		48,276,619
Banco Santander Brasil, ADS	358,740	2,464,544	China Life Insurance, Cl. H	2,804,000		8,050,142
BM&FBovespa	769,200	4,638,910	China Machinery Engineering, Cl. H	5,214,000		3,020,737
Brasil Insurance Participacoes e			China Petroleum & Chemical, Cl. H	16,589,400		16,824,754
Administracao	769,843	2,747,843	China Railway Group, Cl. H	9,016,000		4,665,023
Cia de Saneamento Basico do			China Shenhua Energy, Cl. H	3,260,000		9,401,359
Estado de Sao Paulo	970,200	9,270,752	China Telecom, Cl. H	7,388,000		4,566,231
Cia de Saneamento Basico do			China ZhengTong
Estado de Sao Paulo, ADR	542,080	5,117,235	Auto Services Holdings	3,945,500		2,107,647
Cia Hering	422,800	5,286,653	CNOOC	23,418,000		47,077,430
EDP—Energias do Brasil	2,860,400	14,439,366	CSR, Cl. H	9,003,000		8,120,073
Fibria Celulose, ADR	390,480	4,045,373	Dongfang Electric, Cl. H	3,216,800		5,370,984
Gerdau, ADR	1,169,510	6,771,463	Guangzhou
Grupo BTG Pactual	611,100	10,264,624	Automobile Group, Cl. H	4,419,254		4,595,995
Itau Unibanco Holding, ADR	390,312	7,025,616	Industrial & Commercial
JBS	1,079,000	4,878,034	Bank of China, Cl. H	22,935,475		15,211,301
Magnesita Refratarios	2,148,900	3,695,897	Lianhua Supermarket
Multiplus	388,100	5,686,701	Holdings, Cl. H	9,867,000	[a]	5,729,189
Oi, ADR	4,266,140	2,858,314	New China Life Insurance, Cl. H	3,177,900		11,337,854
Petroleo Brasileiro	2,292,700	22,676,068	PICC Property & Casualty, Cl. H	10,437,240		17,318,973
Petroleo Brasileiro, ADR	1,707,260	33,411,078	Ping An Insurance Group
			Company of China, Cl. H	513,000		4,176,786
Telefonica Brasil, ADR	319,292	6,832,849
			Shanghai Pharmaceuticals
Vale, ADR	604,740	7,045,221	Holding, Cl. H	3,812,600		7,821,929
		190,607,219	Sihuan Pharmaceutical
Chile—.6%			Holdings Group	14,272,000		9,557,574
Banco Santander Chile, ADR	278,360	6,641,669	Tencent Holdings	1,987,000		32,432,759
Cencosud	278,930	836,657	Vipshop Holdings, ADS	34,320	[a]	6,748,341
ENTEL Chile	386,190	4,472,290	Weichai Power, Cl. H	4,270,000		17,300,275
		11,950,616	Weiqiao Textile, Cl. H	1,803,400		914,492
China—17.5%			West China Cement	17,428,000		1,866,471
Air China, Cl. H	6,044,000	3,743,357	Wumart Stores, Cl. H	6,086,000		5,811,111
Anhui Conch Cement, Cl. H	4,722,000	17,060,019	WuXi PharmaTech Cayman, ADR	144,490	[a]	5,349,020
ANTA Sports Products	3,277,000	6,291,799				361,825,864
Baoxin Auto Group	1,855,000	1,376,281	Colombia—.2%
Beijing Capital			Bancolombia, ADR	73,240		4,634,627
International Airport, Cl. H	10,544,000	8,244,675	Greece—.5%
China Cinda Asset			National Bank of Greece	649,110	[a]	2,226,076
Management, Cl. H	19,030,970	9,748,705
			OPAP	564,770		8,971,788
China Communications
Construction, Cl. H	7,555,000	5,507,803				11,197,864

86

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Hong Kong—5.6%				India (continued)
China Mobile, ADR	215,790		13,439,401	Steel Authority of India	3,660,107		4,874,956
China Overseas Land & Investment	3,406,000		9,580,687	Tata Motors	2,204,563		18,292,878
China Resources Power Holdings	6,303,000		19,071,535	UPL	1,145,320		5,948,970
COSCO Pacific	11,452,733		16,048,500				218,143,221
Global Bio-Chem Technology Group	33,691,920	[a]	1,304,195	Indonesia—.9%
Haier Electronics Group	3,432,000		9,919,523	Aneka Tambang Persero	7,568,000		773,136
iShares FTSE A50 China Index ETF	6,281,700		7,481,254	Bank Negara Indonesia Persero	25,792,400		11,796,481
NWS Holdings	2,730,360		5,157,705	Indocement Tunggal Prakarsa	2,651,500		5,496,805
Parkson Retail Group	32,438,000		10,714,935				18,066,422
PAX Global Technology	2,965,000	[a]	2,697,176	Macau—.4%
Shanghai Industrial Holdings	3,721,000		12,411,255	Sands China	1,159,200		7,553,448
SJM Holdings	3,386,000		8,519,558	Malaysia—.6%
			116,345,724	CIMB Group Holdings	5,434,544		12,724,281
Hungary—.7%				Mexico—1.1%
OTP Bank	417,010		7,204,227	Alpek	1,437,300		2,899,495
Richter Gedeon	412,606		6,635,717	America Movil, ADR, Ser. L	104,180		2,553,452
			13,839,944	Arca Continental	1,324,900		9,726,453
India—10.5%				Consorcio ARA	5,679,016	[a]	2,592,672
Bank of Baroda	832,470		11,956,124	Controladora Vuela Compania
Bank of India	919,651		4,209,193	de Aviacion, ADR	648,822		5,709,633
Bharat Heavy Electricals	1,453,860		5,778,393				23,481,705
Coal India	1,621,130		9,521,461	Peru—.6%
Grasim Industries	13,660		758,701	Credicorp	82,200		12,746,754
Grasim Industries, GDR	123,329		6,926,156	Philippines—1.1%
HCL Technologies	471,300		12,640,176	Metropolitan Bank & Trust	8,065,362		15,899,492
Hindustan Petroleum	494,952		3,735,795	Universal Robina	1,710,490		6,375,106
ICICI Bank	610,260		15,656,769				22,274,598
IDFC	935,180		2,200,109	Poland—1.1%
India Cements	6,321,821		11,379,574	Asseco Poland	154,344		2,038,356
Jubilant Life Sciences	88,391		243,702	Energa	1,764,088		11,483,549
Maruti Suzuki India	434,480		19,805,287	Powszechna Kasa
NMDC	2,637,965		7,370,912	Oszczednosci Bank Polski	770,726		9,204,099
Oil & Natural Gas	2,721,532		19,168,073				22,726,004
Oriental Bank of Commerce	474,458		2,044,673	Qatar—.2%
Power Grid Corporation of India	2,625,020		5,446,974	Commercial Bank of Qatar	230,940		4,319,184
Punjab National Bank	356,920		5,577,022	Russia—4.8%
Reliance Industries	1,587,127		25,779,167	Gazprom, ADR	2,153,273		15,395,902
Rolta India	2,381,222		4,075,338	JKX Oil & Gas	1,483,440	[a]	1,111,299
Sesa Sterlite	1,039,712		4,748,783	Lukoil, ADR	329,190		18,352,342
South Indian Bank	1,353,107		624,969	MMC Norilsk Nickel, ADR	662,860		12,972,170
State Bank of India	233,138		9,379,066	Mobile Telesystems	1,710,160	[b]	12,986,203

The Funds 87

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Emerging Markets Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)

Russia (continued)				South Korea (continued)

Moscow Exchange	387,310	[a]	662,567	Tongyang Life Insurance	598,865		6,733,134

Rosneft, GDR	2,451,906		14,971,338				338,522,437

Sberbank of Russia, ADR	912,110		7,433,697	Taiwan—10.5%

Sberbank of Russia, ADR	1,103,970	[a]	8,997,356	Advanced

X5 Retail Group, GDR	295,950	[a]	5,586,500	Semiconductor Engineering	9,169,842		11,427,598

			98,469,374	Catcher Technology	1,584,000		16,057,008

South Africa—2.6%				China Life Insurance	17,867,784		16,588,247

Barclays Africa Group	352,389		5,503,430	Compal Electronics	22,266,160		19,814,987

Bidvest Group	223,760		5,901,621	CTBC Financial Holding	5,862,720		4,266,043

Mediclinic International	1,492,270		12,938,486	Delta Electronics	2,221,000		15,603,954

MTN Group	983,839		22,233,170	E.Sun Financial Holding	18,438,978		12,121,775

Murray & Roberts Holdings	301,938	[a]	747,043	Epistar	1,582,000		3,440,223

Tiger Brands	198,570		5,715,316	First Financial Holding	8,721,377		5,397,885

			53,039,066	Fubon Financial Holding	11,908,490		19,442,107

South Korea—16.4%				Hon Hai Precision Industry	4,247,490		14,494,371

DGB Financial Group	625,240		10,914,491	Largan Precision	114,000		9,439,454

Hana Financial Group	414,073		17,376,405	Mega Financial Holding	17,180,598		14,829,442

Hite Jinro	308,412		7,026,300	Nan Ya Printed Circuit Board	3,139,013	[a]	5,828,448

Hyundai Mobis	41,703		12,091,999	Radiant Opto-Electronics	1,584,460		6,838,137

Hyundai Motor	156,130		35,877,795	Shin Kong Financial Holding	13,662,940		4,456,723

KB Financial Group	390,398		15,997,867	Simplo Technology	527,000		2,962,011

KB Financial Group, ADR	158,300		6,441,227	Taiwan Semiconductor

Korea Electric Power	34,605		1,440,240	Manufacturing	1,456,517		6,042,325

Korea Electric Power, ADR	664,929		13,883,717	Taiwan Semiconductor
				Manufacturing, ADR	1,085,910		22,738,955
Korean Reinsurance	148,301		1,725,876
				United Microelectronics	10,069,397		4,598,360
KT	55,830		1,927,166
				United Microelectronics, ADR	504,000		1,118,880
KT, ADR	269,430		4,607,253
							217,506,933
LG Chem	18,640		4,954,367
				Thailand—3.5%
LG Electronics	426,996		31,836,775
				Advanced Info Service	1,562,100		10,221,631
Lotte Shopping	21,445		7,021,786
				Bangkok Bank	1,813,800		11,641,484
Mirae Asset Securities	97,601		4,663,710
				Jasmine International	59,187,500		11,859,737
NAVER	24,502		18,558,643
				PTT	838,400		8,425,999
NongShim	25,129		6,245,385
				PTT Global Chemical	11,174,983		21,692,202
POSCO	19,574		6,447,770
				Thai Beverage	11,964,000		6,800,721
POSCO, ADR	56,320		4,663,296
				Thai Oil	1,746,100		2,829,076
Samsung Electronics	46,958		57,148,944
							73,470,850
Samsung Fire &

Marine Insurance	56,292		15,406,115	Turkey—2.2%

Shinhan Financial Group	490,660		25,405,247	Emlak Konut Gayrimenkul
				Yatirim Ortakligi	11,508,930		14,482,669
Shinsegae	39,220		9,012,535
				Ford Otomotiv Sanayi	193,060	[a]	2,545,552
SK Telecom	41,280		11,114,394

88

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)	Preferred Stocks (continued)	Shares	Value ($)
Turkey (continued)			Brazil (continued)
Turkiye Garanti Bankasi	177,930	697,232	Itausa—Investimentos Itau	978,500	4,764,642
Turkiye Halk Bankasi	3,701,206	27,140,465	Metalurgica Gerdau	121,100	858,006
		44,865,918	Randon Participacoes	46,500	150,811
United Arab Emirates—.1%			Suzano Papel e Celulose, Cl. A	427,200	1,700,403
Emaar Properties	975,333	2,721,761	Vale	1,056,300	12,254,684
United States—2.1%			Total Preferred Stocks
iShares MSCI Emerging Markets ETF	964,150	43,444,599	(cost $90,934,906)		100,104,662
Total Common Stocks
(cost $1,676,623,546)		1,924,478,413	Other Investment—.9%
			Registered
Preferred Stocks—4.9%			Investment Company;
Brazil			Dreyfus Institutional Preferred
Banco Bradesco	852,000	15,544,195	Plus Money Market Fund
			(cost $19,099,791)	19,099,791 [c] 19,099,791
Banco do Estado do
Rio Grande do Sul, Cl. B	1,712,800	11,821,648	Total Investments
Braskem, Cl. A	380,900	2,594,918	(cost $1,786,658,243)	98.8%	2,043,682,866
Cia Brasileira de Distribuicao	411,800	20,957,005	Cash and Receivables (Net)	1.2%	25,581,031
Gerdau	634,400	3,672,917
			Net Assets	100.0%	2,069,263,897
Itau Unibanco Holding	1,430,146	25,785,433

ADR—American Depository Receipts
ADS—American Depository Shares
ETF—Exchange-Traded Funds
GDR—Global Depository Receipts
a Non-income producing security.
b The valuation of this security has been determined in good faith by management under the direction of the Board of Directors.At August 31, 2014, the value of this security amounted to $12,986,203 or .6% of net assets.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	29.4	Consumer Staples	5.2
Information Technology	14.6	Utilities	3.9
Energy	12.0	Exchange-Traded Funds	2.5
Consumer Discretionary	9.0	Health Care	2.1
Materials	7.9	Money Market Investment	.9
Industrial	5.7
Telecommunications	5.6		98.8

† Based on net assets.
See notes to financial statements.

The Funds 89

STATEMENT OF INVESTMENTS
August 31, 2014

BNY Mellon International Appreciation Fund
Common Stocks—97.5%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—4.7%				Capital Goods—9.0%
Bridgestone, ADR	30,448		523,097	ABB, ADR	7,972	[a]	181,522
Daimler	12,157		992,254	Airbus Group, ADR	31,572		485,577
Denso, ADR	27,288		592,559	Asahi Glass, ADR	38,076		204,468
Fiat, ADR	21,195	[a]	208,135	Atlas Copco, Cl. A, ADR	13,747		400,588
Honda Motor, ADR	17,948		611,129	Atlas Copco, Cl. B, ADR	17,820		475,972
Nissan Motor, ADR	14,962		287,420	BAE Systems, ADR	121		3,571
Toyota Motor, ADR	15,548		1,777,447	Hutchison Whampoa, ADR	14,325		371,877
Volkswagen, ADR	10,750		483,428	ITOCHU, ADR	11,705		297,658
			5,475,469	Kajima, ADR	7,417		379,828
Banks—13.4%				Kawasaki Heavy Industries, ADR	17,754		266,132
Australia & New Zealand				Keppel, ADR	28,187		491,863
Banking Group, ADR	36,898		1,147,159	Komatsu, ADR	15,788		356,493
Banco Bilbao Vizcaya Argentaria, ADR	76,283		925,313	Kubota, ADR	5,271		377,404
Banco Santander, ADR	122,411		1,214,319	Marubeni, ADR	4,423		319,650
Bank of Ireland, ADR	17,000	[a]	274,380	Metso, ADR	11,062		434,184
Bank of Yokohama, ADR	13,208		290,312	Mitsubishi, ADR	10,957		451,976
Barclays, ADR	41,305		619,575	Mitsubishi Electric, ADR	18,575		463,632
BNP Paribas, ADR	20,711		698,996	Mitsui & Co., ADR	811		264,792
Commerzbank, ADR	15,142	[a]	229,098	Nidec, ADR	16,562		265,489
Commonwealth Bank of Australia, ADR	6,823	[b]	1,556,837	NSK, ADR	16,210		431,672
Credit Agricole, ADR	25,691		188,829	Rolls-Royce Holdings, ADR	6,622		562,274
Danske Bank, ADR	27,008		380,273	Sandvik, ADR	34,476		428,537
Erste Group Bank, ADR	11,283		145,099	Siemens, ADR	4,961		621,613
Hachijuni Bank, ADR	2,799		169,396	SKF, ADR	22,490		520,194
Hang Seng Bank, ADR	24,669		415,673	Sumitomo, ADR	24,536		315,288
HSBC Holdings, ADR	35,078		1,896,317	Sumitomo Electric Industries, ADR	27,020		396,654
Intesa Sanpaolo, ADR	31,934		566,829	TOTO, ADR	16,445		398,627
Lloyds Banking Group, ADR	139,680	[a]	716,558	Volvo, ADR	29,652		354,934
Mitsubishi UFJ Financial Group, ADR	72,092		415,971				10,522,469
National Australia Bank, ADR	64,206		1,056,189	Commercial & Professional
Shinsei Bank, ADR	57,546		238,816	Services—1.3%
Societe Generale, ADR	40,745		416,006	Dai Nippon Printing, ADR	12,828		133,539
Sumitomo Mitsui Financial Group, ADR	25,296		206,162	Experian, ADR	31,640		547,214
Sumitomo Mitsui Trust Holdings, ADR	18,240		73,963	Secom, ADR	37,120		566,451
United Overseas Bank, ADR	13,700		504,845	Toppan Printing, ADR	39,905		293,473
Westpac Banking, ADR	38,815		1,275,461				1,540,677
			15,622,376

90

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Consumer Durables & Apparel—2.3%				Food & Staples Retailing—1.5%
Adidas, ADR	10,475		391,765	Aeon, ADR	36,968		397,036
Casio Computer, ADR	2,290		399,430	Delhaize Group, ADR	17,892		310,605
Electrolux, Cl. B, ADR	6,467		328,951	J. Sainsbury, ADR	13,245		258,410
LVMH Moet Hennessy				Koninklijke Ahold, ADR	19,603		335,407
Louis Vuitton, ADR	19,319		669,597	Tesco, ADR	34,486		399,003
Panasonic, ADR	25,520		313,386				1,700,461
Pandora, ADR	10,200		190,638	Food, Beverage & Tobacco—7.7%
Sega Sammy Holdings, ADR	37,384		180,939	Ajinomoto, ADR	21,230		346,261
Sharp, ADR	2,118	[a]	6,629	Anheuser-Busch InBev, ADR	3,775		421,970
Sony, ADR	11,522		220,185	British American Tobacco, ADR	7,800		923,676
			2,701,520	Coca-Cola Amatil, ADR	23,162		195,487
Consumer Services—1.1%				Coca-Cola HBC, ADR	3,685	[a]	86,008
Compass Group, ADR	33,525		541,764	Danone, ADR	32,712		456,660
InterContinental Hotels Group	6,214		238,058	Diageo, ADR	5,698		683,019
Sodexo, ADR	4,962		486,127	Heineken, ADR	11,309		428,498
			1,265,949	Imperial Tobacco Group, ADR	5,587		489,980
Diversified Financials—3.1%				Kirin Holdings, ADR	25,382		338,088
Credit Suisse Group, ADR	16,875	[a]	476,550	Nestle, ADR	31,905		2,474,871
Daiwa Securities Group, ADR	57,790		472,722	Orkla, ADR	26,607		242,124
Deutsche Bank	16,206		556,028	SABMiller, ADR	13,542		746,029
ING Groep, ADR	43,569	[a]	599,945	Unilever (NY Shares)	13,003		541,445
Nomura Holdings, ADR	46,857		299,416	Unilever, ADR	7,390		325,603
ORIX, ADR	5,179		392,050	Yamazaki Baking, ADR	2,023		266,592
UBS	47,851	[a]	858,447				8,966,311
			3,655,158	Health Care Equipment & Services—1.0%
Energy—7.2%				Essilor International, ADR	9,284		491,866
BG Group, ADR	37,135		743,814	Fresenius Medical Care & Co., ADR	8,450		297,102
BP, ADR	27,414		1,311,486	Olympus, ADR	5,140	[a]	182,624
ENI, ADR	15,875		791,528	Smith & Nephew, ADR	2,943		255,747
Repsol, ADR	13,755		342,087				1,227,339
Royal Dutch Shell, Cl. A, ADR	25,774		2,086,921	Household & Personal Products—1.6%
Royal Dutch Shell, Cl. B, ADR	1,593		135,166	Henkel & Co., ADR	5,822		607,875
Statoil, ADR	13,455		381,987	Kao, ADR	6,988		300,624
Technip, ADR	14,012		324,588	L’Oreal, ADR	19,014		629,554
Total, ADR	24,569		1,620,571	Shiseido, ADR	4,862		89,558
Woodside Petroleum, ADR	15,115		604,600	Svenska Cellulosa, ADR	10,419		250,994
			8,342,748				1,878,605

The Funds 91

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares	Value ($)
Insurance—5.1%				Materials (continued)
Aegon (NY Shares)	42,610		337,897	Teijin, ADR	5,424	133,430
Ageas, ADR	14,975		500,465	Toray Industries, ADR	3,528	240,874
Allianz, ADR	69,670		1,192,402	UPM-Kymmene, ADR	14,622	218,453
AXA, ADR	28,100		698,847			9,446,527
Legal & General Group, ADR	41,000		817,950	Media—1.7%
MS&AD Insurance Group Holdings, ADR	14,902		167,648	British Sky Broadcasting Group, ADR	2,995	176,271
Prudential, ADR	21,350		1,030,351	Pearson, ADR	5,020	92,519
Tokio Marine Holdings, ADR	13,055		399,091	Publicis Groupe, ADR	24,564	456,153
Zurich Insurance Group, ADR	26,797	[a]	810,609	Reed Elsevier, ADR	6,531	429,283
			5,955,260	Wolters Kluwer, ADR	7,972	220,187
Materials—8.1%				WPP, ADR	5,529	579,826
Air Liquide, ADR	25,367		648,634			1,954,239
Akzo Nobel, ADR	13,015		305,202	Pharmaceuticals, Biotech &
Alumina, ADR	19,620	[a]	112,737	Life Sciences—9.5%
Amcor, ADR	7,596		325,033	AstraZeneca, ADR	11,434	869,098
Anglo American, ADR	29,277		369,769	Bayer, ADR	10,580	1,420,894
ArcelorMittal (NY Shares)	4,455		64,865	Eisai, ADR	11,123	466,165
Asahi Kasei, ADR	17,985		287,220	GlaxoSmithKline, ADR	14,399	706,991
BASF, ADR	10,546		1,085,183	Novartis, ADR	25,237	2,267,292
BHP Billiton Ltd., ADR	11,504		789,520	Novo Nordisk, ADR	26,075	1,198,407
BHP Billiton PLC, ADR	15,134		960,706	Roche Holding, ADR	61,632	2,250,184
Boral, ADR	12,221		251,922	Sanofi, ADR	27,039	1,479,033
James Hardie Industries, ADR	5,924		355,677	Teva Pharmaceutical Industries, ADR	7,700	404,404
Johnson Matthey, ADR	3,051		320,027			11,062,468
Kobe Steel, ADR	24,450		198,876	Real Estate—3.2%
Koninklijke DSM, ADR	5,053		84,587	British Land, ADR	23,035	278,493
Lafarge, ADR	13,770		262,732	CapitaLand, ADR	32,796	174,803
Newcrest Mining, ADR	12,139	[a]	127,945	Cheung Kong Holdings, ADR	22,243	401,375
Nippon Steel & Sumitomo Metal, ADR	14,082		398,521	City Developments, ADR	27,591	219,348
Nitto Denko, ADR	8,620		226,016	Daiwa House Industry, ADR	20,610	389,941
Norsk Hydro, ADR	40,233		235,765	Hysan Development, ADR	23,301	228,497
OJI Holdings, ADR	200		8,144	Lend Lease Group, ADR	31,616	423,971
Rexam, ADR	339		14,458	Mitsubishi Estate, ADR	19,000	438,330
Rio Tinto, ADR	15,000		806,100	Sino Land, ADR	25,641	226,628
Stora Enso, ADR	2,684		23,190	Sun Hung Kai Properties, ADR	26,037	392,898
Syngenta, ADR	8,195		590,941	Swire Pacific, Cl. A, ADR	14,906	199,144

92

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Real Estate (continued)				Telecommunication
Westfield Group, ADR	26,214		372,239	Services (continued)
			3,745,667	NTT DOCOMO, ADR	5,465		94,435
Retailing—1.1%				Orange, ADR	16,852		255,813
Hennes & Mauritz, ADR	82,506		697,588	Singapore Telecommunications, ADR	17,960		560,756
Kingfisher, ADR	32,128		327,224	Spark New Zealand, ADR	7,128		87,603
Marui Group, ADR	15,401		259,142	Swisscom, ADR	7,236		419,977
			1,283,954	Telecom Italia, ADR	22,896	[a]	263,304
Semiconductors & Semiconductor				Telecom Italia, Cl. A, ADR	3,370		30,903
Equipment—.4%				Telefonica, ADR	40,428		640,784
Advantest, ADR	36,445		423,855	Telenor, ADR	6,496		448,987
Software & Services—1.8%				Telstra, ADR	17,148		446,534
Computershare, ADR	17,042		195,813	Vodafone Group, ADR	25,540		877,044
Dassault Systemes, ADR	4,670		308,220				5,465,998
Fujitsu, ADR	9,602		330,057	Transportation—1.8%
NICE Systems, ADR	1,700		66,997	ANA Holdings, ADR	23,722		115,498
Sage Group, ADR	10,064		262,711	Deutsche Lufthansa, ADR	15,916		276,700
SAP, ADR	9,612		749,063	International Consolidated
Trend Micro, ADR	4,337		139,912	Airlines Group, ADR	13,062	[a]	391,338
			2,052,773	MTR, ADR	18,662		740,447
Technology Hardware &				Nippon Yusen, ADR	60,373		356,201
Equipment—2.5%				Ryanair Holdings, ADR	1,709	[a]	93,824
Alcatel-Lucent, ADR	69,950		238,530	TNT Express, ADR	12,356		92,299
Canon, ADR	10,097		329,869				2,066,307
Ericsson, ADR	23,904		298,561	Utilities—3.7%
FUJIFILM Holdings, ADR	9,819		296,435	Centrica, ADR	26,440		566,609
Hitachi, ADR	7,435		564,688	CLP Holdings, ADR	22,613		189,497
Kyocera, ADR	7,424		347,517	E.ON, ADR	2,044		37,017
Omron, ADR	9,660		417,312	Enel, ADR	114,307		595,539
Ricoh, ADR	4,031		219,125	Energias de Portugal, ADR	8,130		390,565
TDK, ADR	4,571		227,923	GDF Suez, ADR	15,036		369,886
			2,939,960	Hong Kong & China Gas, ADR	171,474		381,014
Telecommunication Services—4.7%				Iberdrola, ADR	21,274		626,519
BT Group, ADR	6,958		449,835	National Grid, ADR	1,447		108,149
Deutsche Telekom, ADR	47,984		714,962	RWE, ADR	9,180		358,112
Koninklijke KPN, ADR	15,329	[a]	51,199	SSE, ADR	16,682		424,557
Nippon Telegraph & Telephone, ADR	3,682		123,862	United Utilities Group, ADR	8,447		248,088

The Funds 93

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Appreciation Fund (continued)

Common Stocks (continued)	Shares		Value ($)	Other Investment—2.0%	Shares	Value ($)
Utilities (continued)				Registered
Veolia Environnement, ADR	977		18,054	Investment Company;
			4,313,606	Dreyfus
Total Common Stocks				Institutional Preferred
(cost $128,664,385)			113,609,696	Plus Money Market Fund
				(cost $2,288,421)	2,288,421 [d]	2,288,421

	Principal			Total Investments
Short-Term Investments—.1%	Amount ($)		Value ($)	(cost $131,087,806)	99.6%	116,033,117
U.S. Treasury Bills;
				Cash and Receivables (Net)	.4%	501,403
0.01%, 9/11/14
(cost $135,000)	135,000	[c]	135,000	Net Assets	100.0%	116,534,520

ADR—American Depository Receipts

a Non-income producing security.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2014, this security was valued at $1,556,837 or 1.3% of net assets.
c Held by or on behalf of a counterparty for open financial futures contracts.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banks	13.4	Consumer Durables & Apparel	2.3
Pharmaceuticals, Biotech & Life Sciences	9.5	Short-Term/Money Market Investments	2.1
Capital Goods	9.0	Software & Services	1.8
Materials	8.1	Transportation	1.8
Food, Beverage & Tobacco	7.7	Media	1.7
Energy	7.2	Household & Personal Products	1.6
Insurance	5.1	Food & Staples Retailing	1.5
Automobiles & Components	4.7	Commercial & Professional Services	1.3
Telecommunication Services	4.7	Consumer Services	1.1
Utilities	3.7	Retailing	1.1
Real Estate	3.2	Health Care Equipment & Services	1.0
Diversified Financials	3.1	Semiconductors & Semiconductor Equipment	.4
Technology Hardware & Equipment	2.5		99.6

† Based on net assets.
See notes to financial statements.

94

STATEMENT OF FINANCIAL FUTURES

August 31, 2014

		Market Value		Unrealized
BNY Mellon		Covered by		(Depreciation)
International Appreciation Fund	Contracts	Contracts ($)	Expiration	at 8/31/2014	($)
Financial Futures Long
MSCI EAFE Index	28	2,689,120	September 2014	(29,624)

See notes to financial statements.

The Funds 95

STATEMENT OF INVESTMENTS

August 31, 2014

BNY Mellon International Equity Income Fund
Common Stocks—96.2%	Shares		Value ($)		Shares	Value ($)
Australia—15.5%				France—3.8%
Australia & New Zealand				GDF Suez	87,400	2,152,673
Banking Group	94,500		2,950,477	Neopost	88,700	5,924,133
Bendigo and Adelaide Bank	338,800		3,939,461	Total	76,850	5,068,065
Commonwealth Bank of Australia	65,300		4,959,463			13,144,871
Insurance Australia Group	1,714,400		10,359,541	Germany—4.1%
Metcash	2,435,800		6,392,519	Deutsche Telekom	11,850	177,191
National Australia Bank	187,600		6,167,364	Muenchener Rueckversicherungs	11,250	2,255,735
Tabcorp Holdings	662,300		2,220,615	ProSiebenSat.1 Media	292,150	11,713,869
Tatts Group	1,819,800		5,642,685			14,146,795
Telstra	943,600		4,899,895	Hong Kong—1.1%
Westpac Banking	172,700		5,651,718	NWS Holdings	549,000	1,037,072
			53,183,738	Shougang Fushan
Belgium—3.5%				Resources Group	9,930,700	2,729,323
Belgacom	234,000		8,343,087			3,766,395
Telenet Group Holding	63,000	[a]	3,681,195	Israel—2.2%
			12,024,282	Bezeq The Israeli
Brazil—3.0%				Telecommunication	4,006,000	7,571,558
Cielo	375,796		7,044,181	Italy—.1%
EcoRodovias				Enel	27,500	145,475
Infraestrutura e Logistrica	484,700		3,096,364	STMicroelectronics	14,550	121,859
			10,140,545			267,334
Canada—.5%				Japan—4.9%
Crescent Point Energy	43,200		1,787,915	Aozora Bank	2,795,000	9,536,499
China—2.2%				Canon	6,000	196,011
Bank of China, Cl. H	4,232,500		1,966,052	Chugoku Electric Power	15,000	197,799
Bosideng International Holdings	6,094,100		967,186	Dai Nippon Printing	22,300	233,942
Guangzhou R&F				Daito Trust Construction	13,000	1,607,429
Properties, Cl. H	2,352,300		2,834,883	Eisai	11,000	459,421
Jiangsu Expressway, Cl. H	53,300		60,727	Hokuriku Electric Power	16,000	207,141
Zhejiang Expressway, Cl. H	1,722,700		1,713,798	Japan Airlines	4,000	224,903
			7,542,646	NTT DoCoMo	72,000	1,244,577
Denmark—1.1%				Showa Shell Sekiyu	21,000	225,249
TDC	453,100		3,889,263

96

BNY Mellon International Equity Income Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares	Value ($)
Japan (continued)				Spain (continued)
Sumitomo	90,000		1,161,709	Red Electrica	93,500	7,873,775
Takeda Pharmaceutical	13,000		593,493			34,128,748
TonenGeneral Sekiyu	110,000		1,003,316	Sweden—.9%
			16,891,489	Ratos, Cl. B	23,800	192,906
Netherlands—3.0%				Skanska, Cl. B	140,400	2,904,724
Corio	62,249		3,344,086			3,097,630
Ziggo	145,300	[a]	6,911,229	Taiwan—.1%
			10,255,315	Compal Electronics	136,000	121,028
New Zealand—2.9%				Farglory Land Development	117,000	162,443
Auckland International Airport	1,977,219		6,069,604			283,471
Spark New Zealand	1,584,200		3,889,176	Thailand—.9%
			9,958,780	Advanced Info Service	454,300	2,972,721
Norway—7.2%				Turkey—.9%
Aker Solutions	368,800		5,581,433	Tupras Turkiye Petrol Rafinerileri	130,500	3,067,037
Gjensidige Forsikring	453,500		9,431,530	United Kingdom—20.5%
Seadrill	257,900		9,495,523	AstraZeneca	67,200	5,095,000
			24,508,486	Aviva	190,000	1,643,369
Poland—1.3%				BAE Systems	540,800	3,996,117
KGHM Polska Miedz	33,800		1,390,855	BP	603,100	4,822,417
PGE	123,100		838,231	British American Tobacco	294,524	17,374,843
Synthos	1,472,000		2,114,051	Friends Life Group	534,100	2,719,445
			4,343,137	GlaxoSmithKline	146,800	3,593,476
Russia—.5%				HSBC Holdings	302,900	3,278,617
Lukoil, ADR	31,600		1,761,700	ICAP	159,900	1,006,609
South Africa—3.2%				Legal & General Group	1,130,400	4,535,787
Kumba Iron Ore	93,400		2,788,975	National Grid	254,400	3,796,826
MMI Holdings	1,274,400		3,284,496	Royal Dutch Shell, Cl. A	79,177	3,204,621
Vodacom Group	409,600		4,928,832	Royal Dutch Shell, Cl. B	11,800	498,654
			11,002,303	SSE	154,800	3,901,096
Spain—10.0%				Standard Life	624,200	3,983,373
Banco Santander	1,492,200		14,881,610	Vodafone Group	1,992,745	6,839,765
Ferrovial	558,800		11,373,363			70,290,014

The Funds 97

BNY Mellon International Equity Income Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investment—1.0%	Shares	Value ($)
United States—2.8%			Registered
Vanguard FTSE			Investment Company;
Developed Markets ETF	230,000	9,588,700	Dreyfus Institutional Preferred
Total Common Stocks			Plus Money Market Fund
(cost $309,990,542)		329,614,873	(cost $3,435,128)	3,435,128 [b]	3,435,128

			Total Investments
Preferred Stocks—1.6%			(cost $318,791,048)	98.8%	338,530,982

Brazil			Cash and Receivables (Net)	1.2%	4,032,789
AES Tiete
			Net Assets	100.0%	342,563,771
(cost $5,365,378)	609,800	5,480,981

ADR—American Depository Receipts
ETF—Exchange-Traded Funds

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	29.4	Exchange-Traded Funds	2.8
Telecommunication Services	16.2	Health Care	2.8
Industrial	12.7	Materials	2.6
Energy	9.0	Information Technology	2.2
Utilities	7.2	Money Market Investment	1.0
Consumer Staples	6.9
Consumer Discretionary	6.0		98.8

† Based on net assets.
See notes to financial statements.

98

STATEMENT OF INVESTMENTS

August 31, 2014

BNY Mellon Asset Allocation Fund
	Coupon	Maturity	Principal
Bonds and Notes—13.0%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./Auto Receivables—.1%
AmeriCredit Automobile Receivables Trust, Ser. 2013-2, Cl. A3	0.65	12/8/17	375,000		375,074
Casinos—.1%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	158,000	[a]	160,100
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	134,000	[a]	132,019
					292,119
Commercial Mortgage Pass-Through Ctfs.—.1%
WFRBS Commercial Mortgage Trust, Ser. 2011-C5, Cl. A2	2.68	11/15/44	80,000		82,505
WFRBS Commerical Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/45	540,000		536,711
					619,216
Consumer Discretionary—.6%
21st Century Fox America, Gtd. Notes	6.15	3/1/37	265,000		322,480
Amazon.com, Sr. Unscd. Notes	2.50	11/29/22	435,000		416,610
Comcast, Gtd. Notes	3.13	7/15/22	720,000		738,456
Discovery Communications, Gtd. Notes	3.70	6/1/15	390,000		399,346
eBay, Sr. Unscd. Notes	2.88	8/1/21	325,000		326,151
Time Warner, Gtd. Notes	4.00	1/15/22	470,000		496,070
Time Warner Cable, Gtd. Notes	4.13	2/15/21	305,000		330,371
					3,029,484
Consumer Staples—.4%
Anheuser-Busch InBev Worldwide, Gtd. Notes	2.50	7/15/22	425,000		417,234
ConAgra Foods, Sr. Unscd. Notes	3.20	1/25/23	149,000		147,107
PepsiCo, Sr. Unscd. Notes	4.50	1/15/20	375,000		419,245
Pernod Ricard, Sr. Unscd. Notes	4.45	1/15/22	385,000	[a]	414,508
Walgreen, Sr. Unscd. Notes	3.10	9/15/22	520,000		515,981
					1,914,075
Energy—.1%
BP Capital Markets, Gtd. Notes	3.20	3/11/16	275,000		286,006
Petrobras International Finance, Gtd. Notes	5.38	1/27/21	325,000		344,272
					630,278
Financial—2.3%
American International Group, Sr. Unscd. Notes	5.85	1/16/18	500,000		567,461
Bank of America, Sr. Unscd. Notes	2.60	1/15/19	1,070,000		1,081,540
BlackRock, Sr. Unscd. Notes	6.25	9/15/17	420,000		479,912
Boston Properties, Sr. Unscd. Notes	4.13	5/15/21	360,000		387,686
Citigroup, Sr. Unscd. Notes	2.50	9/26/18	465,000		472,506
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	195,000		221,387
Citizens Financial Group, Sub. Notes	4.15	9/28/22	445,000	[a]	452,612
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	390,000		404,755
General Electric Capital, Jr. Sub. Cap. Secs., Ser. C	5.25	6/29/49	270,000	[b,c]	276,412
General Electric Capital, Sub. Notes	5.30	2/11/21	495,000		568,358

The Funds 99

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	495,000	611,768
HSBC Finance, Sr. Sub. Notes	6.68	1/15/21	582,000	699,480
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	395,000	389,443
MetLife, Sr. Unscd. Notes	7.72	2/15/19	345,000	427,307
Morgan Stanley, Sub. Notes	4.88	11/1/22	735,000	795,313
NYSE Euronext, Gtd. Notes	2.00	10/5/17	460,000	467,554
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	395,000	411,627
Rabobank Nederland, Gtd. Notes	4.50	1/11/21	530,000	589,921
Royal Bank of Canada, Sr. Unscd. Notes	1.25	6/16/17	520,000	520,796
Simon Property Group, Sr. Unscd. Notes	5.65	2/1/20	450,000	525,124
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	335,000	338,035
Toyota Motor Credit, Sr. Unscd. Notes	1.13	5/16/17	350,000	350,010
Wachovia, Sub. Notes	5.63	10/15/16	340,000	372,084
				11,411,091
Foreign/Governmental—.3%
Mexican Government, Sr. Unscd. Notes	5.63	1/15/17	315,000	348,862
Mexican Government, Sr. Unscd. Notes	6.63	3/3/15	185,000	190,530
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/22	330,000	359,370
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	330,000	362,334
				1,261,096
Health Care—.1%
Amgen, Sr. Unscd. Notes	5.65	6/15/42	485,000	577,847
Industrial—.2%
ABB Finance USA, Gtd. Notes	2.88	5/8/22	650,000	651,551
Burlington Northern Santa Fe, Sr. Unscd. Debs.	3.45	9/15/21	430,000	449,329
				1,100,880
Information Technology—.3%
Intel, Sr. Unscd. Notes	2.70	12/15/22	730,000	718,782
Oracle, Sr. Unscd. Notes	5.75	4/15/18	620,000	710,028
				1,428,810
Materials—.1%
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	460,000	473,428
Municipal Bonds—.7%
Chicago, GO	7.78	1/1/35	340,000	409,265
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	3.00	7/1/20	750,000	763,493
Illinois, GO	4.42	1/1/15	440,000	445,795
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	210,000	229,877
Metropolitan Transportation Authority,
Special Obligation Taxable Bonds	3.02	7/1/24	600,000	603,924
New Jersey Economic Development Authority,
School Facilities Construction Revenue	1.10	6/15/16	475,000	473,988

100

BNY Mellon Asset Allocation Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Municipal Bonds (continued)
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution
Revenue (Build America Bonds)	6.28	6/15/42	320,000		370,176
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	180,000		213,952
University of California Regents,
Medical Center Pooled Revenue (Build America Bonds)	5.44	5/15/23	135,000		157,301
					3,667,771
Telecommunication Services—.3%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	450,000		499,396
Telefonica Emisiones, Gtd. Notes	5.13	4/27/20	575,000		641,346
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	535,000		606,166
					1,746,908
U.S. Government Agencies/Mortgage-Backed—3.8%
Federal Home Loan Mortgage Corp.:
3.00%, 9/1/27—11/1/28			1,212,940	[d]	1,256,745
3.50%, 12/1/28—6/1/43			1,153,637	[d]	1,193,839
4.00%, 6/1/26—4/1/44			986,951	[d]	1,053,366
4.50%, 5/1/39—11/1/41			2,141,277	[d]	2,335,110
5.00%, 7/1/40			633,726	[d]	698,695
5.50%, 12/1/37—12/1/38			623,182	[d]	692,724
Federal National Mortgage Association:
2.50%, 3/1/28—7/1/28			1,864,555	[d]	1,896,922
3.00%, 10/1/32—5/1/43			1,130,794	[d]	1,143,198
3.35%, 4/1/41			201,097	[c,d]	212,940
3.50%, 9/1/26—8/1/44			2,720,503	[d]	2,824,719
4.00%, 2/1/41—4/1/42			1,060,322	[d]	1,126,022
4.50%, 6/1/23—4/1/44			338,117	[d]	363,071
5.00%, 12/1/21—11/1/43			1,242,942	[d]	1,372,167
5.50%, 4/1/36—1/1/39			1,363,761	[d]	1,524,872
6.00%, 4/1/33—9/1/34			246,784	[d]	280,608
6.50%, 10/1/36			34,531	[d]	38,972
REMIC, Ser. 2014-28, Cl. ND, 3.00%, 3/25/40			440,210	[d]	451,204
Government National Mortgage Association II;
3.00%, 1/20/44			635,106		645,611
					19,110,785
U.S. Government Securities—3.4%
U.S. Treasury Inflation Protected Securities:
Notes, 0.13%, 4/15/18			783,568	e	800,218
Notes, 0.13%, 1/15/23			655,650	e	651,706
Notes, 0.63%, 7/15/21			629,171	b,e	657,631
Notes, 1.38%, 7/15/18			801,284	e	863,791
Notes, 1.38%, 1/15/20			512,486	b,e	555,607
U.S. Treasury Notes:
0.25%, 4/15/16			465,000		464,264
0.50%, 6/15/16			275,000		275,392

The Funds 101

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
0.63%, 10/15/16			420,000		420,443
0.63%, 9/30/17			1,565,000	b	1,546,599
0.63%, 4/30/18			315,000		307,777
0.75%, 10/31/17			650,000		643,856
0.88%, 9/15/16			1,005,000		1,011,909
0.88%, 12/31/16			640,000		642,975
0.88%, 1/31/17			835,000		838,490
0.88%, 5/15/17			3,115,000	[b]	3,118,529
0.88%, 1/31/18			250,000		247,617
1.00%, 5/31/18			675,000		667,670
1.25%, 4/30/19			780,000	[b]	768,909
1.38%, 9/30/18			785,000		783,866
1.38%, 2/28/19			220,000		218,453
2.00%, 11/30/20			715,000	[b]	717,989
2.63%, 1/31/18			805,000		844,118
2.75%, 2/15/24			30,000		31,120
					17,078,929
Utilities—.1%
Hydro-Quebec, Gov’t Gtd. Notes	2.00	6/30/16	280,000		286,751
Total Bonds and Notes
(cost $63,313,578)					65,004,542

Common Stocks—18.1%			Shares		Value ($)
Consumer Discretionary—2.2%
Bed Bath & Beyond			11,615	[f]	746,380
CBS, Cl. B			13,755		815,534
Comcast, Cl. A			15,850		867,470
Hanesbrands			7,965		817,846
Home Depot			14,615		1,366,503
Las Vegas Sands			9,815		652,796
Lowe’s			19,585		1,028,408
Macy’s			3,445		214,589
Royal Caribbean Cruises			11,885		757,788
Time Warner			8,430		649,363
Walt Disney			17,190		1,545,037
Whirlpool			4,730		723,785
Wyndham Worldwide			10,315		834,896
					11,020,395
Consumer Staples—2.0%
Altria Group			25,350		1,092,078
Archer-Daniels-Midland			15,545		775,074
Coca-Cola			3,865		161,248
CVS Caremark			15,045		1,195,325
Hershey			6,015		549,891

102

BNY Mellon Asset Allocation Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Consumer Staples (continued)				Financial (continued)
Kroger	17,015		867,425	Wells Fargo & Co.	23,255		1,196,237
Mondelez International, Cl. A	16,455		595,506	XL Group	18,910		646,344
Monster Beverage	6,160	[f]	544,606				12,797,558
PepsiCo	11,235		1,039,125	Health Care—2.8%
Procter & Gamble	20,195		1,678,406	Abbott Laboratories	11,595		489,773
Tyson Foods, Cl. A	18,455		702,397	AbbVie	6,875		380,050
Wal-Mart Stores	10,155		766,702	Allergan	1,240		202,963
			9,967,783	Amgen	9,110		1,269,752
Energy—1.9%				Biogen Idec	1,380	[f]	473,395
Chesapeake Energy	23,205		631,176	Boston Scientific	57,445	[f]	728,403
Chevron	2,510		324,920	C.R. Bard	3,355		498,016
ConocoPhillips	14,180		1,151,700	Cigna	3,770		356,642
EOG Resources	8,530		937,276	Covance	4,355	[f]	361,030
EQT	6,045		598,818	Eli Lilly & Co.	2,365		150,319
Exxon Mobil	27,070		2,692,382	Gilead Sciences	15,160	[f]	1,630,913
Marathon Petroleum	10,315		938,768	Johnson & Johnson	19,770		2,050,742
National Oilwell Varco	3,835		331,459	Medtronic	15,465		987,440
Occidental Petroleum	8,235		854,217	Merck & Co.	18,050		1,084,985
Phillips 66	1,325		115,301	Mettler-Toledo International	2,155	[f]	582,884
Schlumberger	2,155		236,274	Pfizer	55,895		1,642,754
Valero Energy	15,180		821,845	Stryker	1,025		85,393
			9,634,136	WellPoint	8,140		948,391
Exchange-Traded Funds—.1%							13,923,845
Standard & Poor’s Depository				Industrial—1.5%
Receipts S&P 500 ETF Trust	3,225		647,290	AECOM Technology	17,190	[f]	650,470
Financial—2.5%				Caterpillar	2,505		273,220
Affiliated Managers Group	3,080	[f]	650,342	Copa Holdings, Cl. A	3,640		447,647
American Express	1,940		173,727	Emerson Electric	2,580		165,172
Bank of America	92,830		1,493,635	General Electric	29,320		761,734
Berkshire Hathaway, Cl. B	11,255	[f]	1,544,749	Honeywell International	2,580		245,693
Citigroup	20,655		1,066,831	Kirby	5,605	[f]	668,620
Corrections Corporation of America	16,755	[g]	597,148	Lockheed Martin	4,880		849,120
Franklin Resources	13,665		772,346	Masco	30,535		716,656
JPMorgan Chase & Co.	4,727		281,020	Northrop Grumman	7,305		929,342
Moody’s	2,160		202,111	Oshkosh	10,750		534,060
Navient	7,765		139,304	Raytheon	2,845		274,087
Public Storage	4,215	[g]	738,384	Rockwell Automation	1,290		150,427
Simon Property Group	990	[g]	168,330	Southwest Airlines	28,420		909,724
SLM	26,215		232,265				7,575,972
State Street	10,315		742,989	Information Technology—3.7%
T. Rowe Price Group	10,120		819,669	Accenture, Cl. A	11,170		905,440
Travelers	8,590		813,559	ANSYS	2,390	[f]	194,307
Waddell & Reed Financial, Cl. A	9,515		518,568	Apple	21,070		2,159,675

The Funds 103

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)

Common Stocks (continued)	Shares		Value ($)	Other Investments—68.9%	Shares		Value ($)
Information Technology (continued)				Registered
Cognizant Technology Solutions, Cl. A	16,370	[f]	748,600	Investment Companies:
Corning	31,015		646,973	ASG Global Alternatives
DST Systems	1,735		161,025	Fund, Cl. Y	1,194,188		13,518,212
Facebook, Cl. A	17,585	[f]	1,315,710	ASG Managed Futures
				Strategy Fund, Cl. Y	697,625		7,876,187
Google, Cl. A	1,910	[f]	1,112,308
				BNY Mellon Corporate
Google, Cl. C	1,915	[f]	1,094,614	Bond Fund, Cl. M	871,800	[h]	11,298,530
Hewlett-Packard	33,955		1,290,290	BNY Mellon Emerging
Intel	12,960		452,563	Markets Fund, Cl. M	3,669,635	[h]	40,292,594
International Business Machines	2,355		452,866	BNY Mellon Focused Equity
Intuit	3,820		317,748	Opportunities Fund, Cl. M	2,151,111	[h]	39,365,337
MasterCard, Cl. A	8,055		610,650	BNY Mellon Income
Micron Technology	31,765	[f]	1,035,539	Stock Fund, Cl. M	2,249,607	[h]	22,361,095
Microsoft	15,905		722,564	BNY Mellon Intermediate
NetApp	15,465		652,004	Bond Fund, Cl. M	1,822,022	[h]	23,230,778
Oracle	36,955		1,534,741	BNY Mellon
				International Fund, Cl. M	1,895,364	[h]	24,109,035
QUALCOMM	17,745		1,350,395
				BNY Mellon Mid Cap
SanDisk	4,535		444,249	Multi-Strategy Fund, Cl. M	1,535,714	[h]	23,926,427
Visa, Cl. A	5,640		1,198,613	BNY Mellon Short-Term
			18,400,874	U.S. Government
Materials—.3%				Securities Fund, Cl. M	832,040	[h]	9,942,881
Cabot	4,820		264,040	BNY Mellon Small/Mid Cap
Dow Chemical	7,265		389,041	Multi-Strategy Fund, Cl. M	467,147	[h,j]	7,932,152
PPG Industries	950		195,567	Dreyfus Floating Rate
Scotts Miracle-Gro, Cl. A	10,375		598,949	Income Fund, Cl. Y	760,867	[h]	9,609,754
			1,447,597	Dreyfus Global Real Estate
				Securities Fund, Cl. Y	809,538	[h]	7,447,751
Telecommunication Services—.7%
				Dreyfus High Yield Fund, Cl. I	1,020,374	[h]	6,958,949
AT&T	46,002		1,608,230
				Dreyfus Inflation Adjusted
CenturyLink	8,165		334,683	Securities Fund, Cl. Y	430,949	[h]	5,542,001
Verizon Communications	32,340		1,611,179	Dreyfus Institutional
			3,554,092	Preferred Plus
Utilities—.4%				Money Market Fund	8,543,763	[i]	8,543,763
Ameren	4,325		172,957	Dreyfus Research
Duke Energy	9,085		672,199	Growth Fund, Cl. Y	524,611	[h]	7,512,435
Entergy	10,405		805,451	Dreyfus Select Managers Small Cap
NextEra Energy	4,815		474,037	Growth Fund, Cl. Y	467,623	[h]	11,592,369
			2,124,644	Dreyfus Select Managers Small Cap
				Value Fund, Cl. Y	407,509	[h]	10,362,960
Total Common Stocks
(cost $75,442,138)			91,094,186	Dreyfus U.S. Equity Fund, Cl. Y	477,275	[h]	9,769,812

104

BNY Mellon Asset Allocation Fund (continued)

				Investment of Cash Collateral
Other Investments (continued)	Shares		Value ($)	for Securities Loaned—.1%	Shares	Value ($)

Registered Investment				Registered Investment Company;
Companies (continued):				Dreyfus Institutional Cash
Dreyfus/Newton International				Advantage Fund
Equity Fund, Cl.Y	557,049	[h]	11,620,052	(cost $286,200)	286,200 [i]	286,200

Dynamic Total Return Fund, Cl. Y	486,666	[h]	7,567,657	Total Investments
Global Stock Fund, Cl. Y	896,123	[h]	17,160,762	(cost $426,502,107)	100.1%	502,265,173

TCW Emerging Markets				Liabilities, Less Cash
Income Fund, Cl. I	956,279		8,338,752	and Receivables	(.1%)	(267,562)
Total Other Investments
(cost $287,460,191)			345,880,245	Net Assets	100.0%	501,997,611

ETF—Exchange-Traded Funds
GO—General Obligation
REMIC—Real Estate Mortgage Investment Conduit

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2014, these securities were valued at $1,159,239 or .2% of net assets.
[b] Security, or portion thereof, on loan.At August 31, 2014, the value of the fund’s securities on loan was $6,471,206 and the value of the collateral held by the fund was
$6,722,000, consisting of cash collateral of $286,200 and U.S. Government & Agency securities valued at $6,435,800.
c Variable rate security—interest rate subject to periodic change.
[d] The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with
FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Non-income producing security.
g Investment in real estate investment trust.
[h] Investment in affiliated mutual fund.
i Investment in affiliated money market mutual fund.
j Formally, BNY Mellon Small/Mid Cap Fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Mutual Funds: Domestic	42.8	Municipal Bonds	.7
Mutual Funds: Foreign	24.4	Foreign/Governmental	.3
Common Stocks	18.0	Asset-Backed	.1
U.S. Government Agencies/Mortgage-Backed	7.2	Commercial Mortgage-Backed	.1
Corporate Bonds	4.6	Exchange-Traded Funds	.1
Money Market Investments	1.8		100.1

† Based on net assets.
See notes to financial statements.

The Funds 105

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2014

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund
Assets ($):
Investments in securities—
See Statement of Investments:†
(including securities on loan)††—Note 2(c):
Unaffiliated issuers	479,424,096	89,006,166	294,840,202	1,224,256,408
Affiliated issuers	1,762,927	105,698,836	180,517,405	22,923,853
Cash	—	6,400	109,629	—
Dividends receivable	1,140,709	—	615,879	2,891,614
Receivable for shares of Beneficial Interest subscribed	156,564	31,700	—	1,444,061
Receivable for investment securities sold	—	464,974	3,192,713	39,015,188
Dividends and securities lending income receivable	—	152,334	—	—
Prepaid expenses	17,172	16,340	19,330	20,004
	482,501,468	195,376,750	479,295,158	1,290,551,128
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)	295,633	80,367	215,535	719,571
Due to Administrator—Note 4(a)	49,316	9,236	30,665	129,728
Cash overdraft due to Custodian	536,790	—	—	1,095,395
Payable for shares of Beneficial Interest redeemed	452,932	752,765	86,996	657,124
Liability for securities on loan—Note 2 (c)	—	1,218,848	—	—
Payable for investment securities purchased	—	433,998	557,348	19,030,677
Outstanding options written, at value
(premiums received $96,488 for
BNY Mellon Income Stock Fund)—
See statement of Options Written—Note 5	—	—	—	314,636
Accrued expenses	49,599	41,455	49,478	69,299
	1,384,270	2,536,669	940,022	22,016,430
Net Assets ($)	481,117,198	192,840,081	478,355,136	1,268,534,698

106

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund
Composition of Net Assets ($):
Paid-in capital	320,148,990	125,063,986	301,789,836	925,450,855
Accumulated undistributed investment income—net	102,520	562,590	2,608,730	53,324
Accumulated net realized gain (loss) on investments	74,314,743	25,059,179	55,064,335	104,440,932
Accumulated net unrealized appreciation
(depreciation) on investments	86,550,945	42,154,326	118,892,235	—
Accumulated net unrealized appreciation (depreciation)
on investments and options transactions	—	—	—	238,589,587
Net Assets ($)	481,117,198	192,840,081	478,355,136	1,268,534,698
Net Asset Value Per Share
Class M Shares
Net Assets ($)	468,445,597	192,209,333	474,495,708	1,254,621,506
Shares Outstanding	65,543,536	11,854,637	27,715,145	126,202,817
Net Asset Value Per Share ($)	7.15	16.21	17.12	9.94
Investor Shares
Net Assets ($)	12,671,601	630,748	3,859,428	13,913,192
Shares Outstanding	1,772,251	38,711	221,765	1,388,996
Net Asset Value Per Share ($)	7.15	16.29	17.40	10.02
† Investments at cost ($):
Unaffiliated issuers	392,873,151	62,542,279	203,234,154	985,448,673
Affiliated issuers	1,762,927	90,008,397	153,231,218	22,923,853
††Value of securities on loan ($)	—	1,188,304	—	—

See notes to financial statements.

The Funds 107

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Mid Cap	Small Cap	Focused Equity	Small/Mid Cap
	Multi-Strategy Fund	Multi-Strategy Fund	Opportunities Fund	Multi-Strategy Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 2(c):
Unaffiliated issuers	1,946,182,142	355,884,033	673,420,832	408,935,380
Affiliated issuers	53,173,766	25,519,432	2,904,985	21,436,368
Cash	841,421	174,250	153,005	43,595
Dividends and securities
lending income receivable	1,988,587	205,387	—	216,796
Receivable for shares of
Beneficial Interest subscribed	1,181,348	106,692	931,960	1,000
Receivable for investment securities sold	220,129	1,370,794	6,038,956	533,888
Dividends receivable	—	—	605,343	—
Prepaid expenses	23,914	18,413	20,604	22,480
	2,003,611,307	383,279,001	684,075,685	431,189,507
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(b)	1,286,537	289,985	412,245	274,337
Due to Administrator—Note 4(a)	201,686	36,597	69,035	42,434
Liability for securities on loan—Note 2(c)	26,858,910	22,096,154	—	15,829,594
Payable for shares of
Beneficial Interest redeemed	460,047	61,525	199,043	139,513
Payable for investment securities purchased	184,295	1,643,498	5,553,653	432,148
Accrued expenses	99,393	53,409	50,957	49,478
	29,090,868	24,181,168	6,284,933	16,767,504
Net Assets ($)	1,974,520,439	359,097,833	677,790,752	414,422,003

108

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Mid Cap	Small Cap	Focused Equity	Small/Mid Cap
	Multi-Strategy Fund	Multi-Strategy Fund	Opportunities Fund	Multi-Strategy Fund
Composition of Net Assets ($):
Paid-in capital	1,363,138,794	302,609,830	433,328,974	282,671,446
Accumulated undistributed
investment income (loss)—net	3,410,763	(592,232)	2,717,811	5,503
Accumulated net realized
gain (loss) on investments	86,655,442	14,579,402	91,193,437	100,410,683
Accumulated net unrealized appreciation
(depreciation) on investments	521,315,440	42,500,833	150,550,530	31,334,371
Net Assets ($)	1,974,520,439	359,097,833	677,790,752	414,422,003
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,922,073,127	347,612,907	674,221,655	411,334,048
Shares Outstanding	123,390,435	20,238,085	36,848,791	24,226,402
Net Asset Value Per Share ($)	15.58	17.18	18.30	16.98
Investor Shares
Net Assets ($)	52,447,312	11,484,926	3,569,097	3,087,955
Shares Outstanding	3,411,693	689,804	196,082	182,927
Net Asset Value Per Share ($)	15.37	16.65	18.20	16.88
† Investments at cost ($):
Unaffiliated issuers	1,424,866,702	313,383,200	522,870,302	377,601,009
Affiliated issuers	53,173,766	25,519,432	2,904,985	21,436,368
††Value of securities on loan ($)	31,425,396	23,512,477	—	19,050,638

See notes to financial statements.

The Funds 109

STATEMENTS OF ASSETS AND LIABILITIES (continued)

		BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	International	Asset Allocation
	International Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 2(c):
Unaffiliated issuers	975,410,148	2,024,583,075	113,744,696	335,095,854	185,831,879
Affiliated issuers	14,680,791	19,099,791	2,288,421	3,435,128	316,433,294
Cash	1,303,986	420,588	23,432	807,194	—
Cash denominated in foreign currencies†††	6,116,111	20,515,282	—	1,241,848	—
Receivable for investment securities sold	15,810,236	21,444,618	251,445	—	—
Dividends receivable	2,644,333	4,964,765	336,998	1,803,111	—
Receivable for shares of
Beneficial Interest subscribed	1,101,854	526,372	25,000	598,503	53,500
Unrealized appreciation on forward foreign
currency exchange contracts—Note 5	2,301	1,911	—	—	—
Dividends, interest and
securities lending income receivable	—	—	—	—	593,200
Prepaid expenses and other assets	17,755	22,427	268,067	5,904	18,937
	1,017,087,515	2,091,578,829	116,938,059	342,987,542	502,930,810
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(b)	814,556	2,788,264	56,181	294,878	118,895
Due to Administrator—Note 4(a)	103,004	213,163	12,075	34,764	15,989
Cash overdraft due to Custodian	—	—	—	—	442,989
Payable for investment securities purchased	17,027,025	18,769,734	252,483	2,322	—
Payable for shares of
Beneficial Interest redeemed	22,810	408,883	26,932	27,943	15,421
Unrealized depreciation on forward foreign
currency exchange contracts—Note 5	377	54,237	—	—	—
Interest payable—Note 3	—	168	—	—	—
Payable for futures variation margin—Note 5	—	—	700	—	—
Liability for securities on loan—Note 2(c)	—	—	—	—	286,200
Accrued expenses	49,361	80,483	55,168	63,864	53,705
	18,017,133	22,314,932	403,539	423,771	933,199
Net Assets ($)	999,070,382	2,069,263,897	116,534,520	342,563,771	501,997,611

110

		BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	International	Asset Allocation
	International Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund
Composition of Net Assets ($):
Paid-in capital	1,563,388,401	2,004,698,491	171,053,889	323,171,756	407,728,435
Accumulated undistributed
investment income—net	12,852,542	19,989,036	2,855,923	4,184,813	432,191
Accumulated net realized
gain (loss) on investments	(561,218,956)	(212,361,507)	(42,290,979)	(4,519,938)	18,073,919
Accumulated net unrealized appreciation
(depreciation) on investments
and foreign currency transactions	(15,951,605)	256,937,877	—	19,727,140	—
Accumulated net unrealized appreciation
(depreciation) on investments [including
($29,624) net unrealized (depreciation)
on financial futures for BNY Mellon
International Appreciation Fund]	—	—	(15,084,313)	—	75,763,066
Net Assets ($)	999,070,382	2,069,263,897	116,534,520	342,563,771	501,997,611
Net Asset Value Per Share
Class M Shares
Net Assets ($)	990,118,570	2,046,317,336	111,224,522	341,644,989	493,659,510
Shares Outstanding	77,839,870	186,327,350	8,003,164	23,046,691	39,285,177
Net Asset Value Per Share ($)	12.72	10.98	13.90	14.82	12.57
Investor Shares
Net Assets ($)	8,951,812	22,946,561	5,309,998	918,782	8,338,101
Shares Outstanding	663,067	2,039,996	386,592	61,714	659,482
Net Asset Value Per Share ($)	13.50	11.25	13.74	14.89	12.64
† Investments at cost ($):
Unaffiliated issuers	991,323,857	1,767,558,452	128,799,385	315,355,920	167,088,241
Affiliated issuers	14,680,791	19,099,791	2,288,421	3,435,128	259,413,866
†† Value of securities on loan ($)	—	—	—	—	6,471,206
††† Cash denominated in
foreign currencies (cost) ($)	6,131,949	20,513,310	—	1,247,428	—

See notes to financial statements.

The Funds 111

STATEMENTS OF OPERATIONS
Year Ended August 31, 2014

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund
Investment Income ($):
Income:
Cash dividends (net of $9,039, $6,263 and $8,987
foreign taxes withheld at source for BNY Mellon
Large Cap Stock Fund, BNY Mellon Large Cap Market
Opportunities Fund and BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund, respectively):
Unaffiliated issuers	11,237,046	1,497,072	6,822,397	32,942,047
Affiliated issuers	1,323	1,066,001	2,420,259	20,301
Income from securities lending—Note 2(c)	3,858	16,038	6,631	142,937
Total Income	11,242,227	2,579,111	9,249,287	33,105,285
Expenses:
Investment advisory fees—Note 4(a)	3,639,968	886,998	2,957,523	7,470,746
Administration fees—Note 4(a)	693,301	128,274	465,968	1,422,492
Custodian fees—Note 4(b)	77,712	20,457	35,872	79,220
Trustees’ fees and expenses—Note 4(c)	37,232	12,651	40,872	64,879
Shareholder servicing costs—Note 4(b)	35,697	651	5,036	15,017
Registration fees	29,295	30,929	28,220	37,485
Professional fees	25,439	19,505	40,816	43,714
Interest expense—Note 3	6,960	138	270	125
Prospectus and shareholders’ reports	6,744	6,296	6,524	6,257
Loan commitment fees—Note 3	4,532	1,975	5,399	9,138
Miscellaneous	26,418	19,446	27,906	31,783
Total Expenses	4,583,298	1,127,320	3,614,406	9,180,856
Less—reduction in fees
due to earnings credits—Note 4(b)	(6)	(1)	(1)	(8)
Net Expenses	4,583,292	1,127,319	3,614,405	9,180,848
Investment Income—Net	6,658,935	1,451,792	5,634,882	23,924,437
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	240,523,951	20,927,852	39,505,114	119,310,926
Affiliated issuers	—	2,247,683	10,176,030	—
Capital gain distributions:
Affiliated issuers	—	4,533,684	9,158,531	—
Net realized gain (loss) on options transactions	—	—	—	1,037,685
Net Realized Gain (Loss)	240,523,951	27,709,219	58,839,675	120,348,611
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	(104,929,782)	1,082,972	39,750,638	109,630,640
Affiliated issuers	—	15,691,443	27,897,898	—
Net unrealized appreciation
(depreciation) on options transactions	—	—	—	(353,256)
Net Unrealized Appreciation (Depreciation)	(104,929,782)	16,774,415	67,648,536	109,277,384
Net Realized and Unrealized Gain (Loss) on Investments	135,594,169	44,483,634	126,488,211	229,625,995
Net Increase in Net Assets Resulting from Operations	142,253,104	45,935,426	132,123,093	253,550,432
See notes to financial statements.

112

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Mid Cap	Small Cap	Focused Equity	Small/Mid Cap
	Multi-Strategy Fund	Multi-Strategy Fund	Opportunities Fund	Multi-Strategy Fund
Investment Income ($):
Income:
Cash dividends (net of $12,757, $1,749, $70,432
and $5,933 foreign taxes withheld at source for
BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon
Small Cap Multi-Strategy Fund, BNY Mellon Focused
Equity Opportunities Fund and BNY Mellon
Small/Mid Cap Multi-Strategy Fund, respectively):
Unaffiliated issuers	22,293,027	2,642,726	9,184,587	5,989,106
Affiliated issuers	20,564	3,896	2,111	1,788
Income from securities lending—Note 2(c)	252,248	224,099	3,192	165,614
Total Income	22,565,839	2,870,721	9,189,890	6,156,508
Expenses:
Investment advisory fees—Note 4(a)	13,742,729	2,975,238	4,290,288	3,384,907
Administration fees—Note 4(a)	2,267,940	433,264	758,563	558,740
Trustees’ fees and expenses—Note 4(c)	121,768	18,200	31,853	29,844
Custodian fees—Note 4(b)	118,620	79,869	45,942	35,368
Shareholder servicing costs—Note 4(b)	103,788	26,730	5,728	4,400
Professional fees	70,290	37,116	26,803	24,864
Prospectus and shareholders’ reports	43,222	15,388	7,453	7,337
Registration fees	29,427	27,863	35,922	33,914
Loan commitment fees—Note 3	19,252	2,971	5,659	4,366
Interest expense—Note 3	—	—	224	4,687
Miscellaneous	40,359	21,878	21,437	18,664
Total Expenses	16,557,395	3,638,517	5,229,872	4,107,091
Less—reduction in fees due to
earnings credits—Note 4(b)	(91)	(36)	(2)	(3)
Net Expenses	16,557,304	3,638,481	5,229,870	4,107,088
Investment Income (Loss)—Net	6,008,535	(767,760)	3,960,020	2,049,420
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	110,864,828	53,222,106	107,670,666	107,737,911
Net unrealized appreciation
(depreciation) on investments	253,946,236	(2,358,237)	49,308,976	(25,461,563)
Net Realized and Unrealized
Gain (Loss) on Investments	364,811,064	50,863,869	156,979,642	82,276,348
Net Increase in Net Assets
Resulting from Operations	370,819,599	50,096,109	160,939,662	84,325,768

See notes to financial statements.

The Funds 113

STATEMENTS OF OPERATIONS (continued)

		BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	International	Asset Allocation
	International Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund
Investment Income ($):
Income:
Cash dividends (net of $1,728,157, $5,792,297,
$257,566, $1,006,999 and $975 foreign taxes
withheld at source for BNY Mellon International
Fund, BNY Mellon Emerging Markets Fund,
BNY Mellon International Appreciation Fund,
BNY Mellon International Equity Income Fund
and BNY Mellon Asset Allocation Fund,
respectively):
Unaffiliated issuers	20,247,962	47,801,088	4,064,355	14,643,430	2,099,771
Affiliated issuers	11,698	14,899	1,558	3,245	3,825,981
Interest	4,945	191,069	51	40	1,864,664
Income from securities lending—Note 2(c)	—	—	—	—	4,529
Total Income	20,264,605	48,007,056	4,065,964	14,646,715	7,794,945
Expenses:
Investment advisory fees—Note 4(a)	6,459,395	22,428,003	565,982	2,006,171	1,270,026
Administration fees—Note 4(a)	940,158	2,413,929	140,110	291,949	178,482
Custodian fees—Note 4(b)	218,050	1,831,775	9,008	108,878	25,340
Trustees’ fees and expenses—Note 4(c)	45,697	123,802	4,020	15,349	28,997
Professional fees	41,473	127,296	30,594	41,161	45,320
Registration fees	29,777	32,152	29,731	49,094	30,959
Shareholder servicing costs—Note 4(b)	19,423	43,828	13,325	814	14,630
Prospectus and shareholders’ reports	6,430	8,884	3,658	7,178	8,352
Loan commitment fees—Note 3	5,815	18,809	715	1,763	3,846
Interest expense—Note 3	—	1,213	—	893	—
ADR fees	—	—	101,893	—	—
Miscellaneous	56,388	662,462	32,576	28,721	36,244
Total Expenses	7,822,606	27,692,153	931,612	2,551,971	1,642,196
Less—reduction in expenses
due to undertaking—Note 4(a)	—	—	—	(9)	(411,964)
Less—reduction in fees
due to earnings credits—Note 4(b)	(7)	(11)	(15)	(2)	(2)
Net Expenses	7,822,599	27,692,142	931,597	2,551,960	1,230,230
Investment Income—Net	12,442,006	20,314,914	3,134,367	12,094,755	6,564,715

114

		BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	International	Asset Allocation
	International Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund

Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments
and foreign currency transactions	68,176,684	38,608,076	—	2,864,963	—
Net realized gain (loss) on forward
foreign currency exchange contracts	(88,424)	(437,278)	—	(70,661)	—
Net realized gain (loss) on financial futures	—	—	181,149	—	—
Net realized gain (loss) on investments:
Unaffiliated issuers	—	—	198,220	—	22,350,193
Affiliated issuers	—	—	—	—	6,949,486
Capital gain distributions:
Unaffiliated issuers	—	—	—	—	1,601,106
Affiliated issuers	—	—	—	—	6,564,936
Net Realized Gain (Loss)	68,088,260	38,170,798	379,369	2,794,302	37,465,721
Net unrealized appreciation
(depreciation) on investments
and foreign currency transactions	8,436,322	324,853,446	—	11,110,733	—
Net unrealized appreciation (depreciation)
on forward foreign currency
exchange contracts	2,256	12,474	—	—	—
Net unrealized appreciation
(depreciation) on financial futures	—	—	53,168	—	—
Net unrealized appreciation
(depreciation) on investments:
Unaffiliated issuers	—	—	11,234,796	—	(568,152)
Affiliated issuers	—	—	—	—	25,124,909
Net Unrealized Appreciation (Depreciation)	8,438,578	324,865,920	11,287,964	11,110,733	24,556,757
Net Realized and Unrealized
Gain (Loss) on Investments	76,526,838	363,036,718	11,667,333	13,905,035	62,022,478
Net Increase in Net Assets Resulting
from Operations	88,968,844	383,351,632	14,801,700	25,999,790	68,587,193

See notes to financial statements.

The Funds 115

STATEMENTS OF CHANGES IN NET ASSETS

			BNY Mellon Large Cap
	BNY Mellon Large Cap Stock Fund		Market Opportunities Fund
	Year Ended August 31,		Year Ended August 31,
	2014	2013	2014	2013
Operations ($):
Investment income—net	6,658,935	10,501,420	1,451,792	1,405,192
Net realized gain (loss) on investments	240,523,951	123,059,384	27,709,219	17,536,287
Net unrealized appreciation (depreciation) on investments	(104,929,782)	(10,138,306)	16,774,415	10,760,193
Net Increase (Decrease) in Net Assets
Resulting from Operations	142,253,104	123,422,498	45,935,426	29,701,672
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(6,578,118)	(10,402,918)	(2,627,874)	(1,053,761)
Investor Shares	(129,062)	(132,786)	(2,364)	(178)
Net realized gain on investments:
Class M Shares	(276,682,757)	(41,986,273)	(15,333,111)	—
Investor Shares	(6,356,857)	(546,696)	(15,341)	—
Total Dividends	(289,746,794)	(53,068,673)	(17,978,690)	(1,053,939)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	102,188,208	77,759,660	22,641,895	70,144,183
Investor Shares	6,674,853	14,649,638	1,095,640	98,998
Dividends reinvested:
Class M Shares	170,863,377	30,201,050	9,542,067	133,186
Investor Shares	5,699,397	557,896	7,599	100
Cost of shares redeemed:
Class M Shares	(392,623,979)	(416,800,568)	(84,005,367)	(35,261,770)
Investor Shares	(16,968,010)	(8,136,515)	(617,681)	(28,772)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(124,166,154)	(301,768,839)	(51,335,847)	35,085,925
Total Increase (Decrease) in Net Assets	(271,659,844)	(231,415,014)	(23,379,111)	63,733,658
Net Assets ($):
Beginning of Period	752,777,042	984,192,056	216,219,192	152,485,534
End of Period	481,117,198	752,777,042	192,840,081	216,219,192
Undistributed investment income—net	102,520	154,239	562,590	783,030
Capital Share Transactions (Shares):
Class M Shares
Shares sold	14,961,103	8,219,711	1,496,568	5,322,811
Shares issued for dividends reinvested	26,962,119	3,394,443	644,299	10,655
Shares redeemed	(49,885,750)	(44,138,261)	(5,499,352)	(2,658,868)
Net Increase (Decrease) in Shares Outstanding	(7,962,528)	(32,524,107)	(3,358,485)	2,674,598
Investor Shares
Shares sold	879,010	1,467,244	70,970	7,053
Shares issued for dividends reinvested	897,303	61,989	510	8
Shares redeemed	(2,026,510)	(852,776)	(39,963)	(2,151)
Net Increase (Decrease) in Shares Outstanding	(250,197)	676,457	31,517	4,910

See notes to financial statements.

116

	BNY Mellon Tax-Sensitive
	Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Year Ended August 31,		Year Ended August 31,
	2014	2013	2014	2013
Operations ($):
Investment income—net	5,634,882	4,125,294	23,924,437	21,168,160
Net realized gain (loss) on investments	58,839,675	22,883,887	120,348,611	25,570,834
Net unrealized appreciation (depreciation) on investments	67,648,536	36,330,755	109,277,384	92,080,248
Net Increase (Decrease) in Net Assets
Resulting from Operations	132,123,093	63,339,936	253,550,432	138,819,242
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(8,697,498)	(1,087,759)	(23,938,332)	(21,080,259)
Investor Shares	(2,065)	—	(108,436)	(53,777)
Net realized gain on investments:
Class M Shares	(21,406,582)	—	(37,420,387)	(473,022)
Investor Shares	(8,762)	—	(137,721)	(1,451)
Total Dividends	(30,114,907)	(1,087,759)	(61,604,876)	(21,608,509)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	49,785,143	495,682,964	251,807,801	413,807,788
Investor Shares	4,592,845	3,026,866	14,287,359	4,038,516
Dividends reinvested:
Class M Shares	20,533,885	83,182	22,677,254	4,266,679
Investor Shares	10,827	—	215,737	46,170
Cost of shares redeemed:
Class M Shares	(335,575,104)	(43,118,721)	(192,299,027)	(95,126,887)
Investor Shares	(2,282,029)	(1,907,243)	(4,352,989)	(2,828,774)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(262,934,433)	453,767,048	92,336,135	324,203,492
Total Increase (Decrease) in Net Assets	(160,926,247)	516,019,225	284,281,691	441,414,225
Net Assets ($):
Beginning of Period	639,281,383	123,262,158	984,253,007	542,838,782
End of Period	478,355,136	639,281,383	1,268,534,698	984,253,007
Undistributed investment income—net	2,608,730	3,549,629	53,324	175,655
Capital Share Transactions (Shares):
Class M Shares
Shares sold	3,127,442	37,436,918	27,439,072	51,216,956
Shares issued for dividends reinvested	1,319,658	6,504	2,518,201	554,014
Shares redeemed	(20,893,214)	(3,140,007)	(20,714,936)	(12,338,735)
Net Increase (Decrease) in Shares Outstanding	(16,446,114)	34,303,415	9,242,337	39,432,235
Investor Shares
Shares sold	283,402	224,259	1,499,156	512,596
Shares issued for dividends reinvested	683	—	23,465	5,965
Shares redeemed	(143,996)	(143,583)	(465,821)	(361,839)
Net Increase (Decrease) in Shares Outstanding	140,089	80,676	1,056,800	156,722

See notes to financial statements.

The Funds 117

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund
	Year Ended August 31,		Year Ended August 31,
	2014	2013	2014	2013
Operations ($):
Investment income (loss)—net	6,008,535	8,207,614	(767,760)	212,751
Net realized gain (loss) on investments	110,864,828	131,965,095	53,222,106	40,620,725
Net unrealized appreciation (depreciation) on investments	253,946,236	160,374,845	(2,358,237)	26,653,309
Net Increase (Decrease) in Net Assets
Resulting from Operations	370,819,599	300,547,554	50,096,109	67,486,785
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(6,436,066)	(2,758,781)	—	(580,713)
Investor Shares	(68,259)	—	—	—
Net realized gain on investments:
Class M Shares	(82,167,114)	(97,703,444)	—	—
Investor Shares	(1,816,907)	(2,035,528)	—	—
Total Dividends	(90,488,346)	(102,497,753)	—	(580,713)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	281,797,689	335,912,212	44,258,327	45,917,357
Investor Shares	32,357,068	9,448,413	4,797,347	2,962,065
Dividends reinvested:
Class M Shares	48,034,957	57,479,998	—	129,939
Investor Shares	1,594,057	1,690,809	—	—
Cost of shares redeemed:
Class M Shares	(254,700,059)	(203,744,439)	(44,682,812)	(44,862,742)
Investor Shares	(17,095,449)	(10,243,456)	(3,258,381)	(2,514,418)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	91,988,263	190,543,537	1,114,481	1,632,201
Total Increase (Decrease) in Net Assets	372,319,516	388,593,338	51,210,590	68,538,273
Net Assets ($):
Beginning of Period	1,602,200,923	1,213,607,585	307,887,243	239,348,970
End of Period	1,974,520,439	1,602,200,923	359,097,833	307,887,243
Undistributed investment
(distribution in excess of) income (loss)—net	3,410,763	4,972,064	(592,232)	(423,571)
Capital Share Transactions (Shares):
Class M Shares
Shares sold	19,308,828	27,543,848	2,641,544	3,557,454
Shares issued for dividends reinvested	3,431,069	5,234,972	—	11,192
Shares redeemed	(17,347,675)	(16,777,547)	(2,668,257)	(3,510,292)
Net Increase (Decrease) in Shares Outstanding	5,392,222	16,001,273	(26,713)	58,354
Investor Shares
Shares sold	2,229,933	765,173	298,427	223,795
Shares issued for dividends reinvested	115,178	155,548	—	—
Shares redeemed	(1,184,000)	(864,387)	(198,568)	(204,693)
Net Increase (Decrease) in Shares Outstanding	1,161,111	56,334	99,859	19,102
See notes to financial statements.

118

	BNY Mellon Focused Equity		BNY Mellon Small/Mid Cap
	Opportunities Fund		Multi-Strategy Fund
	Year Ended August 31,		Year Ended August 31,
	2014	2013	2014	2013
Operations ($):
Investment income—net	3,960,020	5,518,027	2,049,420	4,004,123
Net realized gain (loss) on investments	107,670,666	44,441,315	107,737,911	59,865,850
Net unrealized appreciation (depreciation) on investments	49,308,976	28,992,705	(25,461,563)	13,695,989
Net Increase (Decrease) in Net Assets
Resulting from Operations	160,939,662	78,952,047	84,325,768	77,565,962
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(4,990,326)	(4,210,323)	(2,444,709)	(7,566,379)
Investor Shares	(10,658)	(1,896)	(3,840)	(10,362)
Net realized gain on investments:
Class M Shares	(43,201,156)	—	(26,997,201)	—
Investor Shares	(111,275)	—	(60,634)	—
Total Dividends	(48,313,415)	(4,212,219)	(29,506,384)	(7,576,741)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	134,940,084	178,147,579	20,968,147	56,761,726
Investor Shares	5,384,521	1,593,152	4,320,253	1,655,396
Dividends reinvested:
Class M Shares	26,641,196	769,049	18,111,234	1,058,234
Investor Shares	112,908	1,861	55,878	10,104
Cost of shares redeemed:
Class M Shares	(138,547,390)	(182,464,987)	(146,438,338)	(190,139,885)
Investor Shares	(3,364,762)	(894,288)	(1,884,562)	(2,305,372)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	25,166,557	(2,847,634)	(104,867,388)	(132,959,797)
Total Increase (Decrease) in Net Assets	137,792,804	71,892,194	(50,048,004)	(62,970,576)
Net Assets ($):
Beginning of Period	539,997,948	468,105,754	464,470,007	527,440,583
End of Period	677,790,752	539,997,948	414,422,003	464,470,007
Undistributed investment income—net	2,717,811	3,758,775	5,503	437,489
Capital Share Transactions (Shares):
Class M Shares
Shares sold	8,119,093	12,698,505	1,280,357	4,110,875
Shares issued for dividends reinvested	1,702,313	58,483	1,170,732	81,907
Shares redeemed	(8,349,038)	(13,143,120)	(8,971,607)	(13,975,928)
Net Increase (Decrease) in Shares Outstanding	1,472,368	(386,132)	(6,520,518)	(9,783,146)
Investor Shares
Shares sold	326,470	111,122	266,756	119,537
Shares issued for dividends reinvested	7,238	142	3,626	784
Shares redeemed	(202,095)	(62,345)	(116,668)	(165,048)
Net Increase (Decrease) in Shares Outstanding	131,613	48,919	153,714	(44,727)

See notes to financial statements.

The Funds 119

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund
	Year Ended August 31,		Year Ended August 31,
	2014	2013	2014	2013
Operations ($):
Investment income—net	12,442,006	9,569,650	20,314,914	25,590,495
Net realized gain (loss) on investments	68,088,260	38,452,929	38,170,798	(34,982,641)
Net unrealized appreciation (depreciation) on investments	8,438,578	67,380,146	324,865,920	23,320,974
Net Increase (Decrease) in Net Assets
Resulting from Operations	88,968,844	115,402,725	383,351,632	13,928,828
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(9,398,282)	(16,766,463)	(21,077,630)	(21,707,909)
Investor Shares	(94,457)	(109,039)	(134,594)	(115,068)
Total Dividends	(9,492,739)	(16,875,502)	(21,212,224)	(21,822,977)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	466,602,462	46,553,758	380,383,384	426,526,076
Investor Shares	9,925,009	3,227,291	25,557,631	12,387,403
Dividends reinvested:
Class M Shares	1,980,309	3,256,938	4,429,908	4,437,020
Investor Shares	78,661	93,855	104,032	86,532
Cost of shares redeemed:
Class M Shares	(77,103,607)	(177,223,174)	(528,279,852)	(730,431,847)
Investor Shares	(6,284,913)	(3,756,896)	(16,688,711)	(18,129,975)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	395,197,921	(127,848,228)	(134,493,608)	(305,124,791)
Total Increase (Decrease) in Net Assets	474,674,026	(29,321,005)	227,645,800	(313,018,940)
Net Assets ($):
Beginning of Period	524,396,356	553,717,361	1,841,618,097	2,154,637,037
End of Period	999,070,382	524,396,356	2,069,263,897	1,841,618,097
Undistributed investment income—net	12,852,542	9,338,567	19,989,036	21,173,888
Capital Share Transactions (Shares):
Class M Shares
Shares sold	37,197,981	4,373,736	38,809,061	43,117,963
Shares issued for dividends reinvested	166,413	326,020	448,371	438,441
Shares redeemed	(6,210,847)	(17,177,788)	(53,935,438)	(75,161,840)
Net Increase (Decrease) in Shares Outstanding	31,153,547	(12,478,032)	(14,678,006)	(31,605,436)
Investor Shares
Shares sold	752,109	288,218	2,499,311	1,237,791
Shares issued for dividends reinvested	6,213	8,829	10,260	8,328
Shares redeemed	(470,168)	(340,516)	(1,633,928)	(1,816,084)
Net Increase (Decrease) in Shares Outstanding	288,154	(43,469)	875,643	(569,965)

See notes to financial statements.

120

	BNY Mellon		BNY Mellon International
	International Appreciation Fund		Equity Income Fund
	Year Ended August 31,		Year Ended August 31,
	2014	2013	2014	2013
Operations ($):
Investment income—net	3,134,367	2,553,655	12,094,755	5,942,737
Net realized gain (loss) on investments	379,369	(3,130,483)	2,794,302	(5,824,995)
Net unrealized appreciation (depreciation) on investments	11,287,964	20,407,123	11,110,733	10,065,227
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,801,700	19,830,295	25,999,790	10,182,969
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(2,202,471)	(3,637,873)	(10,136,788)	(4,924,144)
Investor Shares	(97,873)	(133,114)	(14,404)	(1,414)
Total Dividends	(2,300,344)	(3,770,987)	(10,151,192)	(4,925,558)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	13,738,275	1,777,503	202,314,910	108,163,369
Investor Shares	173,521	843,940	2,094,589	320,785
Dividends reinvested:
Class M Shares	152,529	169,947	2,697,636	1,337,922
Investor Shares	96,784	131,579	10,915	1,043
Cost of shares redeemed:
Class M Shares	(12,943,567)	(38,790,868)	(44,350,921)	(30,656,835)
Investor Shares	(318,481)	(818,947)	(1,235,314)	(284,973)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	899,061	(36,686,846)	161,531,815	78,881,311
Total Increase (Decrease) in Net Assets	13,400,417	(20,627,538)	177,380,413	84,138,722
Net Assets ($):
Beginning of Period	103,134,103	123,761,641	165,183,358	81,044,636
End of Period	116,534,520	103,134,103	342,563,771	165,183,358
Undistributed investment income—net	2,855,923	1,827,550	4,184,813	2,236,471
Capital Share Transactions (Shares):
Class M Shares
Shares sold	999,329	149,651	13,965,897	7,738,685
Shares issued for dividends reinvested	11,538	14,727	186,008	97,599
Shares redeemed	(950,808)	(3,308,031)	(3,058,624)	(2,181,574)
Net Increase (Decrease) in Shares Outstanding	60,059	(3,143,653)	11,093,281	5,654,710
Investor Shares
Shares sold	13,069	72,626	140,397	24,109
Shares issued for dividends reinvested	7,400	11,512	738	74
Shares redeemed	(23,680)	(71,746)	(83,100)	(21,304)
Net Increase (Decrease) in Shares Outstanding	(3,211)	12,392	58,035	2,879

See notes to financial statements.

The Funds 121

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Asset Allocation Fund
		Year Ended August 31,
	2014	2013
Operations ($):
Investment income—net	6,564,715	6,919,542
Net realized gain (loss) on investments	37,465,721	9,717,443
Net unrealized appreciation (depreciation) on investments	24,556,757	19,197,595
Net Increase (Decrease) in Net Assets
Resulting from Operations	68,587,193	35,834,580
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(9,401,580)	(9,168,546)
Investor Shares	(103,512)	(102,392)
Net realized gain on investments:
Class M Shares	(23,978,914)	(939,855)
Investor Shares	(292,104)	(11,962)
Total Dividends	(33,776,110)	(10,222,755)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	74,623,554	36,319,448
Investor Shares	4,044,875	1,672,893
Dividends reinvested:
Class M Shares	19,364,809	1,363,476
Investor Shares	361,969	103,441
Cost of shares redeemed:
Class M Shares	(45,909,198)	(44,707,793)
Investor Shares	(1,452,314)	(2,248,956)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	51,033,695	(7,497,491)
Total Increase (Decrease) in Net Assets	85,844,778	18,114,334
Net Assets ($):
Beginning of Period	416,152,833	398,038,499
End of Period	501,997,611	416,152,833
Undistributed investment income—net	432,191	672,651
Capital Share Transactions (Shares):
Class M Shares
Shares sold	6,212,862	3,154,967
Shares issued for dividends reinvested	1,623,930	121,436
Shares redeemed	(3,766,568)	(3,896,907)
Net Increase (Decrease) in Shares Outstanding	4,070,224	(620,504)
Investor Shares
Shares sold	328,225	143,907
Shares issued for dividends reinvested	30,108	9,131
Shares redeemed	(119,378)	(194,197)
Net Increase (Decrease) in Shares Outstanding	238,955	(41,159)

See notes to financial statements.

122

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon equity fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon Large Cap Stock Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	9.97	9.17	8.14	7.16	6.77
Investment Operations:
Investment income—net[a]	.09	.12	.08	.09	.06
Net realized and unrealized
gain (loss) on investments	1.88	1.21	1.03	.98	.39
Total from Investment Operations	1.97	1.33	1.11	1.07	.45
Distributions:
Dividends from investment income—net	(.10)	(.12)	(.08)	(.09)	(.06)
Dividends from net realized gain on investments	(4.69)	(.41)	—	—	—
Total Distributions	(4.79)	(.53)	(.08)	(.09)	(.06)
Net asset value, end of period	7.15	9.97	9.17	8.14	7.16
Total Return (%)	26.27	15.16	13.73	14.86	6.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.80	.81	.80	.80
Ratio of net expenses to average net assets	.81	.80	.81	.80	.80
Ratio of net investment income
to average net assets	1.20	1.23	.95	.98	.81
Portfolio Turnover Rate	142.41	50.96	76.82	86.71	71.61
Net Assets, end of period ($ x 1,000)	468,446	732,612	971,849	1,093,037	1,178,235

a Based on average shares outstanding.
See notes to financial statements.

The Funds 123

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Large Cap Stock Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	9.97	9.17	8.15	7.16	6.78
Investment Operations:
Investment income—net[a]	.07	.09	.06	.06	.04
Net realized and unrealized
gain (loss) on investments	1.88	1.21	1.02	1.00	.38
Total from Investment Operations	1.95	1.30	1.08	1.06	.42
Distributions:
Dividends from investment income—net	(.08)	(.09)	(.06)	(.07)	(.04)
Dividends from net realized gain on investments	(4.69)	(.41)	—	—	—
Total Distributions	(4.77)	(.50)	(.06)	(.07)	(.04)
Net asset value, end of period	7.15	9.97	9.17	8.15	7.16
Total Return (%)	25.96	14.87	13.33	14.78	6.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.06	1.06	1.05	1.05
Ratio of net expenses to average net assets	1.06	1.06	1.06	1.05	1.05
Ratio of net investment income
to average net assets	.93	.99	.71	.68	.56
Portfolio Turnover Rate	142.41	50.96	76.82	86.71	71.61
Net Assets, end of period ($ x 1,000)	12,672	20,165	12,344	12,986	7,473

a Based on average shares outstanding.
See notes to financial statements.

124

			Class M Shares
			Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	2014	2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	14.21	12.16	11.00	9.48	10.00
Investment Operations:
Investment income—net[b]	.11	.10	.06	.02	.00	[c]
Net realized and unrealized
gain (loss) on investments	3.13	2.03	1.13	1.55	(.52)
Total from Investment Operations	3.24	2.13	1.19	1.57	(.52)
Distributions:
Dividends from investment income—net	(.18)	(.08)	(.03)	(.02)	—
Dividends from net realized gain on investments	(1.06)	—	—	(.03)	—
Total Distributions	(1.24)	(.08)	(.03)	(.05)	—
Net asset value, end of period	16.21	14.21	12.16	11.00	9.48
Total Return (%)	23.67	17.64	10.89	16.48	(5.20)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.53	.79	.78	.94	15.54	[f]
Ratio of net expenses to average net assets[e]	.53	.79	.78	.75	.98	[f]
Ratio of net investment income
to average net assets[e]	.69	.76	.55	.21	.48	[f]
Portfolio Turnover Rate	26.42	78.41	43.61	22.06	2.12	[d]
Net Assets, end of period ($ x 1,000)	192,209	216,116	152,458	117,994	5,074

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Amount does not include the expenses of the underlying funds.
f	Annualized.

See notes to financial statements.

The Funds 125

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	2014	2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	14.28	12.25	10.98	9.48	10.00
Investment Operations:
Investment income—net[b]	.06	.07	.13	.00 [c]	.00	[c]
Net realized and unrealized
gain (loss) on investments	3.17	2.04	1.14	1.54	(.52)
Total from Investment Operations	3.23	2.11	1.27	1.54	(.52)
Distributions:
Dividends from investment income—net	(.16)	(.08)	—	(.01)	—
Dividends from net realized gain on investments	(1.06)	—	—	(.03)	—
Total Distributions	(1.22)	(.08)	—	(.04)	—
Net asset value, end of period	16.29	14.28	12.25	10.98	9.48
Total Return (%)	23.54	17.29	11.57	16.16	(5.20)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.81	1.05	1.02	1.24	9.38	[f]
Ratio of net expenses to average net assets[e]	.81	1.05	1.02	1.00	1.23	[f]
Ratio of net investment income
to average net assets[e]	.45	.48	.95	.03	.16	[f]
Portfolio Turnover Rate	26.42	78.41	43.61	22.06	2.12	[d]
Net Assets, end of period ($ x 1,000)	631	103	28	11	9

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Amount does not include the expenses of the underlying funds.
f	Annualized.

See notes to financial statements.

126

			Class M Shares
			Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2014	2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	14.45	12.50	11.14	9.52	10.00
Investment Operations:
Investment income—net[b]	.15	.13	.09	.06	.01
Net realized and unrealized
gain (loss) on investments	3.22	1.93	1.32	1.61	(.49)
Total from Investment Operations	3.37	2.06	1.41	1.67	(.48)
Distributions:
Dividends from investment income—net	(.20)	(.11)	(.05)	(.02)	—
Dividends from net realized gain on investments	(.50)	—	—	(.03)	—
Total Distributions	(.70)	(.11)	(.05)	(.05)	—
Net asset value, end of period	17.12	14.45	12.50	11.14	9.52
Total Return (%)	23.82	16.60	12.75	17.54	(4.80)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.61	.79	.87	1.28	8.12	[e]
Ratio of net expenses to average net assets[d]	.61	.79	.87	.88	.99	[e]
Ratio of net investment income
to average net assets[d]	.95	.97	.78	.51	.91	[e]
Portfolio Turnover Rate	13.01	82.04	32.62	29.24	1.53	[c]
Net Assets, end of period ($ x 1,000)	474,496	638,085	123,250	75,326	10,337

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding.
c	Not annualized.
[d]	Amount does not include the expenses of the underlying funds.
e	Annualized.

See notes to financial statements.

The Funds 127

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2014	2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	14.64	12.41	11.04	9.52	10.00
Investment Operations:
Investment income—net[b]	.08	.13	.06	.03	.01
Net realized and unrealized
gain (loss) on investments	3.30	2.10	1.31	1.54	(.49)
Total from Investment Operations	3.38	2.23	1.37	1.57	(.48)
Distributions:
Dividends from investment income—net	(.12)	—	—	(.02)	—
Dividends from net realized gain on investments	(.50)	—	—	(.03)	—
Total Distributions	(.62)	—	—	(.05)	—
Net asset value, end of period	17.40	14.64	12.41	11.04	9.52
Total Return (%)	23.47	17.97	12.51	16.31	(4.80)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.87	1.05	1.11	1.77	5.88	[e]
Ratio of net expenses to average net assets[d]	.87	1.03	1.11	1.13	1.24	[e]
Ratio of net investment income
to average net assets[d]	.53	.89	.46	.26	.65	[e]
Portfolio Turnover Rate	13.01	82.04	32.62	29.24	1.53	[c]
Net Assets, end of period ($ x 1,000)	3,859	1,196	12	11	10

a	From July 30, 2010 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding.
c	Not annualized.
[d]	Amount does not include the expenses of the underlying funds.
e	Annualized.

See notes to financial statements.

128

			Class M Shares
			Year Ended August 31,
BNY Mellon Income Stock Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	8.39	6.99	6.28	5.49	5.39
Investment Operations:
Investment income—net[a]	.19	.24	.21	.17	.09
Net realized and unrealized
gain (loss) on investments	1.86	1.41	.70	.79	.10
Total from Investment Operations	2.05	1.65	.91	.96	.19
Distributions:
Dividends from investment income—net	(.19)	(.24)	(.20)	(.17)	(.09)
Dividends from net realized gain on investments	(.31)	(.01)	—	—	—
Total Distributions	(.50)	(.25)	(.20)	(.17)	(.09)
Net asset value, end of period	9.94	8.39	6.99	6.28	5.49
Total Return (%)	25.17	24.01	14.80	17.41	3.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.81	.82	.86	.86
Ratio of net expenses to average net assets	.80	.81	.82	.86	.86
Ratio of net investment income
to average net assets	2.08	3.03	3.17	2.71	1.55
Portfolio Turnover Rate	57.74	41.79	35.60	72.27	66.78
Net Assets, end of period ($ x 1,000)	1,254,622	981,444	541,604	204,785	90,645

a Based on average shares outstanding.
See notes to financial statements.

The Funds 129

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Income Stock Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	8.45	7.04	6.33	5.54	5.44
Investment Operations:
Investment income—net[a]	.16	.22	.19	.15	.08
Net realized and unrealized
gain (loss) on investments	1.89	1.43	.71	.80	.10
Total from Investment Operations	2.05	1.65	.90	.95	.18
Distributions:
Dividends from investment income—net	(.17)	(.23)	(.19)	(.16)	(.08)
Dividends from net realized gain on investments	(.31)	(.01)	—	—	—
Total Distributions	(.48)	(.24)	(.19)	(.16)	(.08)
Net asset value, end of period	10.02	8.45	7.04	6.33	5.54
Total Return (%)	24.75	23.84	14.45	17.02	3.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.06	1.06	1.12	1.11
Ratio of net expenses to average net assets	1.07	1.06	1.06	1.12	1.11
Ratio of net investment income
to average net assets	1.74	2.80	2.91	2.32	1.29
Portfolio Turnover Rate	57.74	41.79	35.60	72.27	66.78
Net Assets, end of period ($ x 1,000)	13,913	2,809	1,235	1,056	988

a Based on average shares outstanding.
See notes to financial statements.

130

			Class M Shares
			Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.33	11.65	11.41	9.31	8.64
Investment Operations:
Investment income (loss)—net [a]	.05	.07	.01	(.00)[b]	.05
Net realized and unrealized
gain (loss) on investments	2.94	2.60	.60	2.10	.68
Total from Investment Operations	2.99	2.67	.61	2.10	.73
Distributions:
Dividends from investment income—net	(.05)	(.03)	(.04)	(.00)[b]	(.06)
Dividends from net realized gain on investments	(.69)	(.96)	(.33)	—	—
Total Distributions	(.74)	(.99)	(.37)	(.00)[b]	(.06)
Net asset value, end of period	15.58	13.33	11.65	11.41	9.31
Total Return (%)	23.09	24.74	5.66	22.59	8.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.92	.90	.90	.90
Ratio of net expenses to average net assets	.90	.92	.90	.90	.90
Ratio of net investment income
(loss) to average net assets	.33	.59	.09	(.01)	.53
Portfolio Turnover Rate	53.63	106.59	156.98	132.20	123.41
Net Assets, end of period ($ x 1,000)	1,922,073	1,572,562	1,188,324	1,280,742	1,162,906

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.

See notes to financial statements.

The Funds 131

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.17	11.52	11.29	9.24	8.57
Investment Operations:
Investment income (loss)—net[a]	.01	.04	(.02)	(.03)	.03
Net realized and unrealized
gain (loss) on investments	2.91	2.57	.60	2.08	.68
Total from Investment Operations	2.92	2.61	.58	2.05	.71
Distributions:
Dividends from investment income—net	(.03)	—	(.02)	—	(.04)
Dividends from net realized gain on investments	(.69)	(.96)	(.33)	—	—
Total Distributions	(.72)	(.96)	(.35)	—	(.04)
Net asset value, end of period	15.37	13.17	11.52	11.29	9.24
Total Return (%)	22.74	24.46	5.36	22.19	8.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	1.17	1.15	1.15	1.15
Ratio of net expenses to average net assets	1.15	1.17	1.15	1.15	1.15
Ratio of net investment income
(loss) to average net assets	.08	.37	(.16)	(.26)	.27
Portfolio Turnover Rate	53.63	106.59	156.98	132.20	123.41
Net Assets, end of period ($ x 1,000)	52,447	29,639	25,283	28,098	20,733

a Based on average shares outstanding.
See notes to financial statements.

132

			Class M Shares
			Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	14.78	11.53	10.78	8.94	8.57
Investment Operations:
Investment income (loss)—net[a]	(.04)	.01	(.00)[b]	(.02)	.00	[b]
Net realized and unrealized
gain (loss) on investments	2.44	3.27	1.05	1.86	.38
Total from Investment Operations	2.40	3.28	1.05	1.84	.38
Distributions:
Dividends from investment income—net	—	(.03)	(.30)	—	(.01)
Net asset value, end of period	17.18	14.78	11.53	10.78	8.94
Total Return (%)	16.24	28.51	10.05	20.58	4.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.05	1.04	1.01	1.00
Ratio of net expenses to average net assets	1.03	1.05	1.04	1.01	.98
Ratio of net investment income
(loss) to average net assets	(.21)	.09	(.01)	(.16)	.01
Portfolio Turnover Rate	92.86	128.11	148.75	161.05	183.41
Net Assets, end of period ($ x 1,000)	347,613	299,415	232,952	351,122	412,824

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.

See notes to financial statements.

The Funds 133

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	14.36	11.21	10.49	8.72	8.36
Investment Operations:
Investment (loss)—net[a]	(.07)	(.02)	(.03)	(.04)	(.02)
Net realized and unrealized
gain (loss) on investments	2.36	3.17	1.03	1.81	.38
Total from Investment Operations	2.29	3.15	1.00	1.77	.36
Distributions:
Dividends from investment income—net	—	—	(.28)	—	—
Net asset value, end of period	16.65	14.36	11.21	10.49	8.72
Total Return (%)	15.95	28.10	9.76	20.30	4.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	1.30	1.29	1.26	1.25
Ratio of net expenses to average net assets	1.28	1.30	1.29	1.26	1.23
Ratio of net investment (loss)
to average net assets	(.46)	(.16)	(.26)	(.39)	(.24)
Portfolio Turnover Rate	92.86	128.11	148.75	161.05	183.41
Net Assets, end of period ($ x 1,000)	11,485	8,472	6,397	7,815	6,022

[a] Based on average shares outstanding.
See notes to financial statements.

134

			Class M Shares
			Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	2014	2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	15.24	13.08	12.04	10.09	10.00
Investment Operations:
Investment income—net[b]	.11	.16	.08	.04	.06
Net realized and unrealized
gain (loss) on investments	4.31	2.12	1.01	1.96	.04
Total from Investment Operations	4.42	2.28	1.09	2.00	.10
Distributions:
Dividends from investment income—net	(.14)	(.12)	(.02)	(.05)	(.01)
Dividends from net realized gain on investments	(1.22)	—	(.03)	—	(.00)[c]
Total Distributions	(1.36)	(.12)	(.05)	(.05)	(.01)
Net asset value, end of period	18.30	15.24	13.08	12.04	10.09
Total Return (%)	30.54	17.54	9.07	19.82	1.01	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.86	.87	.87	.98	[e]
Ratio of net expenses to average net assets	.85	.86	.87	.87	.89	[e]
Ratio of net investment income
to average net assets	.65	1.12	.62	.29	.59	[e]
Portfolio Turnover Rate	76.48	77.03	59.71	58.98	64.75	[d]
Net Assets, end of period ($ x 1,000)	674,222	539,019	467,903	425,016	238,332

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

The Funds 135

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	2014	2013	2012	2011		2010	[a]
Per Share Data ($):
Net asset value, beginning of period	15.18	13.05	12.04	10.07		10.00
Investment Operations:
Investment income—net[b]	.06	.12	.06	.00	[c]	.02
Net realized and unrealized
gain (loss) on investments	4.30	2.10	.99	1.99		.06
Total from Investment Operations	4.36	2.22	1.05	1.99		.08
Distributions:
Dividends from investment income—net	(.12)	(.09)	(.01)	(.02)		(.01)
Dividends from net realized gain on investments	(1.22)	—	(.03)	—		(.00)[c]
Total Distributions	(1.34)	(.09)	(.04)	(.02)		(.01)
Net asset value, end of period	18.20	15.18	13.05	12.04		10.07
Total Return (%)	30.18	17.12	8.73	19.80		.75	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.13	1.13	1.12		1.53	[e]
Ratio of net expenses to average net assets	1.11	1.13	1.13	1.12		1.14	[e]
Ratio of net investment income
to average net assets	.36	.90	.52	.00	[f]	.23	[e]
Portfolio Turnover Rate	76.48	77.03	59.71	58.98		64.75	[d]
Net Assets, end of period ($ x 1,000)	3,569	979	203	26		13

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.
f	Amount represents less than .01%.

See notes to financial statements.

136

			Class M Shares
			Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	2014	2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	15.09	12.99	13.14	10.92	10.00
Investment Operations:
Investment income—net[b]	.07	.12	.05	.04	.01
Net realized and unrealized
gain (loss) on investments	2.82	2.19	(.02)	2.31	.95
Total from Investment Operations	2.89	2.31	.03	2.35	.96
Distributions:
Dividends from investment income—net	(.08)	(.21)	(.18)	(.04)	(.01)
Dividends from net realized gain on investments	(.92)	—	—	(.09)	(.03)
Total Distributions	(1.00)	(.21)	(.18)	(.13)	(.04)
Net asset value, end of period	16.98	15.09	12.99	13.14	10.92
Total Return (%)	19.84	18.07	.34	21.41	9.65	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	.92	.92	.92	1.07	[d]
Ratio of net expenses to average net assets	.91	.92	.92	.92	.92	[d]
Ratio of net investment income
to average net assets	.46	.83	.38	.29	.06	[d]
Portfolio Turnover Rate	144.87	169.30	149.30	107.81	109.25	[c]
Net Assets, end of period ($ x 1,000)	411,334	464,031	526,484	510,512	222,034

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding.
c	Not annualized.
[d] Annualized.

See notes to financial statements.

The Funds 137

FINANCIAL HIGHLIGHTS (continued)

				Investor Shares
				Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	2014		2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	15.02		12.94	13.11	10.89	10.00
Investment Operations:
Investment income (loss)—net[b]	(.00	)c	.09	.00 [c]	.01	.01
Net realized and unrealized
gain (loss) on investments	2.84		2.17	(.01)	2.30	.92
Total from Investment Operations	2.84		2.26	(.01)	2.31	.93
Distributions:
Dividends from investment income—net	(.06)		(.18)	(.16)	—	(.01)
Dividends from net realized gain on investments	(.92)		—	—	(.09)	(.03)
Total Distributions	(.98)		(.18)	(.16)	(.09)	(.04)
Net asset value, end of period	16.88		15.02	12.94	13.11	10.89
Total Return (%)	19.53		17.65	.08	21.14	9.34	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17		1.17	1.17	1.20	2.35	[e]
Ratio of net expenses to average net assets	1.17		1.17	1.17	1.20	1.20	[e]
Ratio of net investment income
(loss) to average net assets	(.03)		.64	.04	.06	.08	[e]
Portfolio Turnover Rate	144.87		169.30	149.30	107.81	109.25	[d]
Net Assets, end of period ($ x 1,000)	3,088		439	957	507	16

a	From September 30, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

138

			Class M Shares
			Year Ended August 31,
BNY Mellon International Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	11.14	9.29	9.94	9.38	10.12
Investment Operations:
Investment income—net[a]	.21	.19	.22	.22	.18
Net realized and unrealized
gain (loss) on investments	1.57	1.98	(.54)	.55	(.67)
Total from Investment Operations	1.78	2.17	(.32)	.77	(.49)
Distributions:
Dividends from investment income—net	(.20)	(.32)	(.33)	(.21)	(.25)
Net asset value, end of period	12.72	11.14	9.29	9.94	9.38
Total Return (%)	16.11	23.74	(2.98)	8.05	(5.07)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.05	1.04	1.02	1.09
Ratio of net expenses to average net assets	1.03	1.05	1.04	1.02	1.09
Ratio of net investment income
to average net assets	1.64	1.77	2.35	2.07	1.79
Portfolio Turnover Rate	92.94	55.78	44.62	57.38	67.16
Net Assets, end of period ($ x 1,000)	990,119	519,964	549,601	879,450	996,647

a Based on average shares outstanding.
See notes to financial statements.

The Funds 139

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon International Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	11.82	9.84	10.51	9.92	10.69
Investment Operations:
Investment income—net[a]	.19	.17	.18	.21	.16
Net realized and unrealized
gain (loss) on investments	1.67	2.10	(.54)	.56	(.70)
Total from Investment Operations	1.86	2.27	(.36)	.77	(.54)
Distributions:
Dividends from investment income—net	(.18)	(.29)	(.31)	(.18)	(.23)
Net asset value, end of period	13.50	11.82	9.84	10.51	9.92
Total Return (%)	15.85	23.36	(3.20)	7.67	(5.26)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	1.30	1.29	1.27	1.34
Ratio of net expenses to average net assets	1.28	1.30	1.29	1.27	1.34
Ratio of net investment income
to average net assets	1.38	1.51	1.85	1.79	1.46
Portfolio Turnover Rate	92.94	55.78	44.62	57.38	67.16
Net Assets, end of period ($ x 1,000)	8,952	4,432	4,116	6,157	4,319

a Based on average shares outstanding.
See notes to financial statements.

140

			Class M Shares
			Year Ended August 31,
BNY Mellon Emerging Markets Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	9.11	9.19	10.65	10.02	8.71
Investment Operations:
Investment income—net[a]	.10	.12	.12	.14	.08
Net realized and unrealized
gain (loss) on investments	1.88	(.10)	(1.16)	.54	1.31
Total from Investment Operations	1.98	.02	(1.04)	.68	1.39
Distributions:
Dividends from investment income—net	(.11)	(.10)	(.11)	(.05)	(.08)
Dividends from net realized gain on investments	—	—	(.31)	—	—
Total Distributions	(.11)	(.10)	(.42)	(.05)	(.08)
Net asset value, end of period	10.98	9.11	9.19	10.65	10.02
Total Return (%)	21.82	.09	(9.55)	6.77	15.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.42	1.41	1.40	1.41	1.54
Ratio of net expenses to average net assets	1.42	1.41	1.40	1.41	1.54
Ratio of net investment income
to average net assets	1.04	1.19	1.21	1.20	.85
Portfolio Turnover Rate	70.89	53.25	67.21	77.45	76.34
Net Assets, end of period ($ x 1,000)	2,046,317	1,830,754	2,138,311	2,352,233	1,796,274

a Based on average shares outstanding.
See notes to financial statements.

The Funds 141

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Emerging Markets Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	9.33	9.41	10.91	10.27	8.94
Investment Operations:
Investment income—net[a]	.09	.09	.09	.13	.06
Net realized and unrealized
gain (loss) on investments	1.91	(.10)	(1.19)	.55	1.33
Total from Investment Operations	2.00	(.01)	(1.10)	.68	1.39
Distributions:
Dividends from investment income—net	(.08)	(.07)	(.09)	(.04)	(.06)
Dividends from net realized gain on investments	—	—	(.31)	—	—
Total Distributions	(.08)	(.07)	(.40)	(.04)	(.06)
Net asset value, end of period	11.25	9.33	9.41	10.91	10.27
Total Return (%)	21.57	(.19)	(9.86)	6.59	15.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.67	1.65	1.65	1.67	1.77
Ratio of net expenses to average net assets	1.67	1.65	1.65	1.67	1.77
Ratio of net investment income
to average net assets	.90	.90	.87	1.10	.54
Portfolio Turnover Rate	70.89	53.25	67.21	77.45	76.34
Net Assets, end of period ($ x 1,000)	22,947	10,864	16,326	22,027	7,091

a Based on average shares outstanding.
See notes to financial statements.

142

			Class M Shares
			Year Ended August 31,
BNY Mellon International Appreciation Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.38	10.80	11.31	10.54	11.35
Investment Operations:
Investment income—net[a]	.38	.27	.28	.36	.26
Net realized and unrealized
gain (loss) on investments	1.42	1.69	(.39)	.68	(.73)
Total from Investment Operations	1.80	1.96	(.11)	1.04	(.47)
Distributions:
Dividends from investment income—net	(.28)	(.38)	(.40)	(.27)	(.34)
Net asset value, end of period	13.90	12.38	10.80	11.31	10.54
Total Return (%)	14.65	18.39	(.55)	9.75	(4.35)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.83	.83	.70	.68
Ratio of net expenses to average net assets	.81	.83	.83	.70	.66
Ratio of net investment income
to average net assets	2.78	2.27	2.66	2.94	2.29
Portfolio Turnover Rate	4.41	1.24	1.49	9.39	2.71
Net Assets, end of period ($ x 1,000)	111,225	98,361	119,730	198,122	218,067

a Based on average shares outstanding.
See notes to financial statements.

The Funds 143

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon International Appreciation Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.24	10.68	11.19	10.43	11.24
Investment Operations:
Investment income—net[a]	.34	.25	.27	.33	.23
Net realized and unrealized
gain (loss) on investments	1.41	1.66	(.41)	.67	(.72)
Total from Investment Operations	1.75	1.91	(.14)	1.00	(.49)
Distributions:
Dividends from investment income—net	(.25)	(.35)	(.37)	(.24)	(.32)
Net asset value, end of period	13.74	12.24	10.68	11.19	10.43
Total Return (%)	14.39	18.13	(.85)	9.50	(4.60)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.08	1.09	.95	.93
Ratio of net expenses to average net assets	1.06	1.08	1.09	.95	.90
Ratio of net investment income
to average net assets	2.52	2.08	2.52	2.75	2.08
Portfolio Turnover Rate	4.41	1.24	1.49	9.39	2.71
Net Assets, end of period ($ x 1,000)	5,310	4,773	4,032	4,019	3,462

a Based on average shares outstanding.
See notes to financial statements.

144

		Class M Shares
		Year Ended August 31,
BNY Mellon International Equity Income Fund	2014	2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	13.81	12.87	12.50
Investment Operations:
Investment income—net[b]	.75	.64	.65
Net realized and unrealized
gain (loss) on investments	.90	.87	(.02)
Total from Investment Operations	1.65	1.51	.63
Distributions:
Dividends from investment income—net	(.64)	(.57)	(.26)
Net asset value, end of period	14.82	13.81	12.87
Total Return (%)	12.08	11.96	5.28	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.15	1.62	[d]
Ratio of net expenses to average net assets	1.08	1.15	1.20	[d]
Ratio of net investment income
to average net assets	5.13	4.57	7.38	[d]
Portfolio Turnover Rate	83.07	74.80	95.27	[c]
Net Assets, end of period ($ x 1,000)	341,645	165,132	81,034

a	From December 15, 2011 (commencement of operations) to August 31, 2012.
b	Based on average shares outstanding.
c	Not annualized.
[d] Annualized.

See notes to financial statements.

The Funds 145

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
		Year Ended August 31,
BNY Mellon International Equity Income Fund	2014	2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	13.89	12.88	12.50
Investment Operations:
Investment income—net[b]	.50	.98	.65
Net realized and unrealized
gain (loss) on investments	1.11	.49	(.04)
Total from Investment Operations	1.61	1.47	.61
Distributions:
Dividends from investment income—net	(.61)	(.46)	(.23)
Net asset value, end of period	14.89	13.89	12.88
Total Return (%)	11.79	11.56	5.10	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.36	1.42	2.10	[d]
Ratio of net expenses to average net assets	1.36	1.42	1.45	[d]
Ratio of net investment income
to average net assets	3.81	5.34	7.14	[d]
Portfolio Turnover Rate	83.07	74.80	95.27	[c]
Net Assets, end of period ($ x 1,000)	919	51	10

a	From December 15, 2011 (commencement of operations) to August 31, 2012.
b	Based on average shares outstanding.
c	Not annualized.
[d] Annualized.

See notes to financial statements.

146

			Class M Shares
			Year Ended August 31,
BNY Mellon Asset Allocation Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	11.68	10.97	10.63	9.85	9.44
Investment Operations:
Investment income—net[a]	.17	.19	.17	.16	.19
Net realized and unrealized
gain (loss) on investments	1.67	.81	.43	.83	.46
Total from Investment Operations	1.84	1.00	.60	.99	.65
Distributions:
Dividends from investment income—net	(.26)	(.26)	(.21)	(.21)	(.24)
Dividends from net realized gain on investments	(.69)	(.03)	(.05)	—	—
Total Distributions	(.95)	(.29)	(.26)	(.21)	(.24)
Net asset value, end of period	12.57	11.68	10.97	10.63	9.85
Total Return (%)	16.25	9.20	5.72	10.00	6.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.35	.37	.37	.53	.57
Ratio of net expenses to average net assets[b]	.26	.25	.27	.53	.57
Ratio of net investment income
to average net assets[b]	1.43	1.69	1.59	1.49	1.78
Portfolio Turnover Rate	48.28	27.39 [c]	81.55	71.08	69.81
Net Assets, end of period ($ x 1,000)	493,660	411,214	392,948	365,661	335,138

a Based on average shares outstanding.
b Amount does not include the expenses of the underlying funds.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 27.03% .

See notes to financial statements.

The Funds 147

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Asset Allocation Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	11.74	11.03	10.69	9.90	9.50
Investment Operations:
Investment income—net[a]	.14	.17	.14	.14	.17
Net realized and unrealized
gain (loss) on investments	1.68	.80	.43	.83	.44
Total from Investment Operations	1.82	.97	.57	.97	.61
Distributions:
Dividends from investment income—net	(.23)	(.23)	(.18)	(.18)	(.21)
Dividends from net realized gain on investments	(.69)	(.03)	(.05)	—	—
Total Distributions	(.92)	(.26)	(.23)	(.18)	(.21)
Net asset value, end of period	12.64	11.74	11.03	10.69	9.90
Total Return (%)	15.96	8.86	5.44	9.77	6.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.61	.62	.62	.78	.82
Ratio of net expenses to average net assets[b]	.52	.50	.53	.78	.82
Ratio of net investment income
to average net assets[b]	1.17	1.45	1.28	1.23	1.54
Portfolio Turnover Rate	48.28	27.39 [c]	81.55	71.08	69.81
Net Assets, end of period ($ x 1,000)	8,338	4,939	5,091	4,265	4,015

a Based on average shares outstanding.
b Amount does not include the expenses of the underlying funds.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 27.03% .

See notes to financial statements.

148

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following diversified equity funds: BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund; and the following non-diversified equity fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and together, the “funds”). The objectives of the funds are as follows: BNY Mellon Large Cap Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund seek capital appreciation. BNY Mellon Income Stock Fund and BNY Mellon International Equity Income Fund seek total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and BNY Mellon International Appreciation Fund seek long-term capital appreciation. BNY Mellon Asset Allocation Fund seeks long-term growth of principal in conjunction with current income.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on March 11-12, 2014, the Board approved proposals, effective April 28, 2014, to change the name of “BNY Mellon Small/Mid Cap Fund” to “BNY Mellon Small/Mid Cap Multi-Strategy Fund” and to modify the fund’s investment strategy.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”).The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. Walter Scott & Partners Limited (“Walter Scott”), also a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s sub-investment adviser with respect to the U.S. Large Cap Equity Strategy of each fund. Robeco Investment Management, Inc. (“Robeco”) and Geneva Capital Management Ltd. (“Geneva”) serve as BNY Mellon Mid Cap Multi-Strategy Fund’s sub-investment adviser with respect to the Robeco Mid CapValue Strategy and the Geneva Mid Cap Growth Strategy, respectively. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Funds 149

NOTES TO FINANCIAL STATEMENTS (continued)

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the funds’ investments relating to fair value measurements.

These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the funds’ investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

BNY Mellon Asset Allocation Fund: Investments in debt securities, excluding short-term investments (other than U.S.Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by

150

the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S.Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset values, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2014 in valuing each fund’s investments.

At August 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy for any of the funds.

(b) Foreign currency transactions: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are

The Funds 151

NOTES TO FINANCIAL STATEMENTS (continued)

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other	Level 3— Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Large Cap
Stock Fund
Equity Securities—Domestic
Common Stocks†	477,024,756	—	—	—	—	—	477,024,756
Equity Securities—Foreign
Common Stocks†	2,399,340	—	—	—	—	—	2,399,340
Mutual Funds	1,762,927	—	—	—	—	—	1,762,927
BNY Mellon Large Cap
Market Opportunities Fund
Equity Securities—Domestic
Common Stocks†	87,042,573	—	—	—	—	—	87,042,573
Equity Securities—Foreign
Common Stocks†	1,963,593	—	—	—	—	—	1,963,593
Mutual Funds	105,698,836	—	—	—	—	—	105,698,836
BNY Mellon
Tax-Sensitive Large Cap
Multi-Strategy Fund
Equity Securities—Domestic
Common Stocks†	292,321,681	—	—	—	—	—	292,321,681
Equity Securities—Foreign
Common Stocks†	2,518,521	—	—	—	—	—	2,518,521
Mutual Funds	180,517,405	—	—	—	—	—	180,517,405
BNY Mellon
Income Stock Fund
Equity Securities—
Domestic
Common Stocks†	1,180,587,635	—	—	—	—	—	1,180,587,635
Equity Securities—
Domestic
Preferred Stocks†	12,107,123	—	—	—	—	—	12,107,123
Equity Securities—Foreign
Common Stocks†	31,561,650	—	—	—	—	—	31,561,650
Mutual Funds	22,923,853	—	—	—	—	—	22,923,853
Other Financial Instruments:
Options Written	—	(314,636)	—	—	—	—	(314,636)
BNY Mellon Mid Cap
Multi-Strategy Fund
Equity Securities—
Domestic
Common Stocks†	1,902,221,632	—	—	—	—	—	1,902,221,632
Equity Securities—Foreign
Common Stocks†	33,786,121	—	—	—	—	—	33,786,121
Exchange-Traded Funds	10,173,090	—	—	—	—	—	10,173,090
Mutual Funds	53,173,766	—	—	—	—	—	53,173,766
Rights†	1,299	—	—	—	—	—	1,299

152

Table 1—Fair Value Measurements (continued)

			Investments in Securities
				Level 2—Other	Level 3— Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Small Cap
Multi-Strategy Fund
Equity Securities—Domestic
Common Stocks†	341,270,465	—	—	—	—	—	341,270,465
Equity Securities—Foreign
Common Stocks†	13,149,021	—	—	—	—	—	13,149,021
Exchange-Traded Funds	1,464,547	—	—	—	—	—	1,464,547
Mutual Funds	25,519,432	—	—	—	—	—	25,519,432
BNY Mellon Focused Equity
Opportunities Fund
Equity Securities—Domestic
Common Stocks†	648,535,248	—	—	—	—	—	648,535,248
Equity Securities—Foreign
Common Stocks†	24,885,584	—	—	—	—	—	24,885,584
Mutual Funds	2,904,985	—	—	—	—	—	2,904,985
BNY Mellon Small/Mid Cap
Multi-Strategy Fund
Equity Securities—Domestic
Common Stocks†	389,698,160	—	—	—	—	—	389,698,160
Equity Securities—Foreign
Common Stocks†	12,431,971	—	—	—	—	—	12,431,971
Exchange-Traded Funds	6,805,249	—	—	—	—	—	6,805,249
Mutual Funds	21,436,368	—	—	—	—	—	21,436,368
BNY Mellon International Fund
Equity Securities—Foreign
Common Stocks†	949,660,624	—	—	—	—	—	949,660,624
Equity Securities—Foreign
Preferred Stocks†	12,782,434	—	—	—	—	—	12,782,434
Exchange-Traded Funds	12,967,090	—	—	—	—	—	12,967,090
Mutual Funds	14,680,791	—	—	—	—	—	14,680,791
Other Financial Instruments:
Forward Foreign Currency
Exchange Contracts††	—	—	2,301	(377)	—	—	1,924
BNY Mellon
Emerging Markets Fund
Equity Securities—Foreign
Common Stocks†	1,860,566,357	—	12,986,203	—	—	—	1,873,552,560
Equity Securities—Foreign
Preferred Stocks†	100,104,662	—	—	—	—	—	100,104,662
Exchange-Traded Funds	50,925,853	—	—	—	—	—	50,925,853
Mutual Funds	19,099,791	—	—	—	—	—	19,099,791
Other Financial Instruments:
Forward Foreign Currency
Exchange Contracts††	—	—	1,911	(54,237)	—	—	(52,326)

The Funds 153

NOTES TO FINANCIAL STATEMENTS (continued)

Table 1—Fair Value Measurements (continued)

			Investments in Securities
				Level 2—Other	Level 3— Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon International
Appreciation Fund
Equity Securities—Foreign
Common Stocks†	113,609,696	—	—	—	—	—	113,609,696
Mutual Funds	2,288,421	—	—	—	—	—	2,288,421
U.S. Treasury	—	—	135,000	—	—	—	135,000
Other Financial Instruments:
Financial Futures††	—	(29,624)	—	—	—	—	(29,624)
BNY Mellon International
Equity Income Fund
Equity Securities—Foreign
Common Stocks†	320,026,173	—	—	—	—	—	320,026,173
Equity Securities—Foreign
Preferred Stocks†	5,480,981	—	—	—	—	—	5,480,981
Exchange-Traded Funds	9,588,700	—	—	—	—	—	9,588,700
Mutual Funds	3,435,128	—	—	—	—	—	3,435,128
BNY Mellon
Asset Allocation Fund
Asset—Backed	—	—	375,074	—	—	—	375,074
Commercial
Mortgage—Backed	—	—	619,216	—	—	—	619,216
Corporate Bonds†	—	—	22,891,671	—	—	—	22,891,671
Equity Securities—Domestic
Common Stocks†	89,999,249	—	—	—	—	—	89,999,249
Equity Securities—Foreign
Common Stocks†	447,647	—	—	—	—	—	447,647
Exchange-Traded Funds	647,290	—	—	—	—	—	647,290
Foreign Government	—	—	1,261,096	—	—	—	1,261,096
Municipal Bonds	—	—	3,667,771	—	—	—	3,667,771
Mutual Funds	346,166,445	—	—	—	—	—	346,166,445
U.S. Government
Agencies/
Mortgage—Backed	—	—	19,110,785	—	—	—	19,110,785
U.S. Treasury	—	—	17,078,929	—	—	—	17,078,929

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.

154

included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending trans-

action. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Table 2 summarizes the amount The Bank of NewYork Mellon earned from each relevant fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2014.

Table 2—Securities Lending Agreement
BNY Mellon Large Cap Stock Fund	$1,286
BNY Mellon Large Cap
Market Opportunities Fund	4,705
BNY Mellon Tax—Sensitive
Large Cap Multi—Strategy Fund	2,210
BNY Mellon Income Stock Fund	47,632
BNY Mellon Mid Cap Multi-Strategy Fund	65,585
BNY Mellon Small Cap
Multi-Strategy Fund	56,234
BNY Mellon Focused
Equity Opportunities Fund	678
BNY Mellon Small/Mid Cap
Multi-Strategy Fund	38,795
BNY Mellon Asset Allocation Fund	1,148

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Table 3 summarizes each fund’s investments in affiliated investment companies during the period ended August 31, 2014.

(e) Risk: BNY Mellon Asset Allocation Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to

The Funds 155

NOTES TO FINANCIAL STATEMENTS (continued)

Table 3—Affiliated Investment Companies

						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2013	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	8/31/2014	($)	Assets (%)	Distributions ($)
BNY Mellon Large Cap
Stock Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	—		122,355,256	120,592,329	—	—	1,762,927.4			—
Dreyfus Institutional Cash
Advantage Fund	—		22,113,614	22,113,614	—	—	—		—	—
Total	—		144,468,870	142,705,943	—	—	1,762,927.4			—
BNY Mellon
Large Cap Market
Opportunities Fund
BNY Mellon Income
Stock Fund, CI. M	29,840,748		103,194	8,214,921	547,884	4,432,414	26,709,319		13.9	1,673,105
Dreyfus Institutional Cash
Advantage Fund	—		9,644,715	8,425,867	—	—	1,218,848.6			—
Dreyfus Institutional
Preferred Plus
Money Market Fund	3,004,055		41,875,159	43,692,834	—	—	1,186,380.6			719
Dreyfus Research
Growth Fund, Cl. Y††††	38,896,803		8,700,000	13,117,646	1,209,550	6,059,258	41,747,965		21.6	1,532,835
Dreyfus Strategic
Value Fund, Cl. Y†††	38,403,151		—	9,256,847	490,249	5,199,771	34,836,324		18.1	2,393,026
Total	110,144,757		60,323,068	82,708,115	2,247,683	15,691,443	105,698,836		54.8	5,599,685
BNY Mellon
Tax-Sensitive Large Cap
Multi-Strategy Fund
BNY Mellon Income
Stock Fund, Cl. M	76,368,616		264,095	31,828,013	2,499,899	9,772,144	57,076,741		11.9	4,299,071
Dreyfus Institutional Cash
Advantage Fund	—		4,581,788	4,581,788	—	—	—		—	—
Dreyfus Institutional
Preferred Plus
Money Market Fund	4,353,026		63,368,952	66,413,094	—	—	1,308,884.3			2,485
Dreyfus Research
Growth Fund, Cl. Y††††	77,259,705		—	27,548,002	5,635,705	9,190,776	64,538,184		13.5	2,439,471
Dreyfus Strategic
Value, Cl. Y†††	76,275,820		—	29,657,628	2,040,426	8,934,978	57,593,596		12.0	4,837,763
Total	234,257,167		68,214,835	160,028,525	10,176,030	27,897,898	180,517,405		37.7	11,578,790
BNY Mellon
Income Stock Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	13,968,966		368,660,124	359,705,237	—	—	22,923,853		1.8	—
Dreyfus Institutional Cash
Advantage Fund	—		208,558,131	208,558,131	—	—	—		—	—
Total	13,968,966		577,218,255	568,263,368	—	—	22,923,853		1.8	—

156

Table 3—Affiliated Investment Companies (continued)

						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2013	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	8/31/2014	($)	Assets (%)	Distributions ($)
BNY Mellon Mid Cap
Multi-Strategy Fund
Dreyfus Institutional
Preferred Plus Money
Market Fund	24,835,543		205,264,342	203,785,029	—	—	26,314,856		1.3	—
Dreyfus Institutional Cash
Advantage Fund	—		309,811,671	282,952,761	—	—	26,858,910		1.4	—
Total	24,835,543		515,076,013	486,737,790	—	—	53,173,766		2.7	—
BNY Mellon Small Cap
Multi-Strategy Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	5,055,595		75,582,265	77,214,582	—	—	3,423,278		1.0	—
Dreyfus Institutional Cash
Advantage Fund	19,981,865		168,558,087	166,443,798	—	—	22,096,154		6.1	—
Total	25,037,460		244,140,352	243,658,380	—	—	25,519,432		7.1	—
BNY Mellon Focused
Equity Opportunities Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	4,505,312		74,246,963	75,847,290	—	—	2,904,985.4			—
Dreyfus Institutional Cash
Advantage Fund	686,688		28,481,329	29,168,017	—	—	—		—	—
Total	5,192,000		102,728,292	105,015,307	—	—	2,904,985.4			—
BNY Mellon Small/Mid Cap
Multi-Strategy Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	1,647,363		86,164,033	82,204,622	—	—	5,606,774		1.3	—
Dreyfus Institutional Cash
Advantage Fund	37,289,322		222,178,903	243,638,631	—	—	15,829,594		3.8	—
Total	38,936,685		308,342,936	325,843,253	—	—	21,436,368		5.1	—
BNY Mellon
International Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	8,318,742		264,850,712	258,488,663	—	—	14,680,791		1.5	—
BNY Mellon
Emerging Markets Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	3,563,342		523,381,139	507,844,690	—	—	19,099,791.9			—
BNY Mellon International
Appreciation Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	1,761,341		15,276,502	14,749,422	—	—	2,288,421		2.0	—
BNY Mellon International
Equity Income Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	3,045,924		215,237,217	214,848,013	—	—	3,435,128		1.0	—

The Funds 157

NOTES TO FINANCIAL STATEMENTS (continued)

Table 3—Affiliated Investment Companies (continued)

						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2013	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	8/31/2014	($)	Assets (%)	Distributions ($)

BNY Mellon
Asset Allocation Fund
BNY Mellon Corporate
Bond Fund, CI. M	—		11,221,312	—	—	77,218	11,298,530		2.3	91,313
BNY Mellon Emerging
Markets Fund, CI. M	34,357,539		3,373,279	4,173,000	86,640	6,648,136	40,292,594		8.0	401,278
BNY Mellon Focused
Equity Opportunities
Fund, CI. M	31,293,167		2,797,905	1,311,000	42,944	6,542,321	39,365,337		7.8	2,797,905
BNY Mellon Income
Stock Fund, CI. M	19,787,936		1,181,547	2,185,000	74,976	3,501,636	22,361,095		4.5	1,181,548
BNY Mellon Intermediate
Bond Fund, CI. M	13,545,156		9,642,302	—	—	43,320	23,230,778		4.6	481,302
BNY Mellon International
Fund, CI. M	10,157,412		12,284,906	—	—	1,666,717	24,109,035		4.8	182,906
BNY Mellon Mid Cap
Multi-Strategy
Fund, CI. M	23,089,380		1,287,671	4,231,000	685,950	3,094,426	23,926,427		4.8	1,287,670
BNY Mellon Short-Term
U.S. Government
Securities Fund, CI. M	8,613,124		12,124,437	10,728,000	(120,676)	53,996	9,942,881		2.0	109,438
BNY Mellon Small/Mid Cap
Multi-Strategy
Fund, CI. M††	10,776,945		1,827,465	5,818,000	812,332	333,410	7,932,152		1.6	50,690
Dreyfus Emerging Markets
Debt Local Currency
Fund, CI. I	3,673,205		41,594	3,664,011	(196,946)	146,158	—		—	41,594
Dreyfus Floating Rate
Income Fund, CI. Y	—		9,586,970	—	—	22,784	9,609,754		1.9	86,970
Dreyfus Global Real Estate
Securities Fund, CI. Y†††	9,022,527		5,743,447	8,418,744	337,235	763,286	7,447,751		1.5	230,703
Dreyfus High Yield
Fund, CI. I	11,918,784		7,129,768	12,621,000	396,733	134,664	6,958,949		1.4	862,768
Dreyfus Inflation Adjusted
Securities Fund, Cl. Y†††	8,629,098		6,035,437	9,243,990	(315,924)	437,380	5,542,001		1.1	124,448
Dreyfus Institutional Cash
Advantage Fund	—		7,545,832	7,259,632	—	—	286,200.1			—
Dreyfus Institutional
Preferred Plus
Money Market Fund	4,543,384		73,663,471	69,663,092	—	—	8,543,763		1.7	5,657
Dreyfus Research
Growth Fund, CI. Y††††	—		14,526,238	7,155,000	—	141,197	7,512,435		1.5	216,238
Dreyfus Select Managers
Small Cap Growth
Fund, CI. Y†††	10,024,093		19,075,628	17,258,260	400,463	(649,555)	11,592,369		2.3	549,367
Dreyfus Select Managers
Small Cap Value
Fund, CI. Y†††	13,499,890		10,611,431	14,990,543	1,038,991	203,191	10,362,960		2.1	1,248,887
Dreyfus U.S. Equity
und, CI. Y†††	18,009,791		11,657,135	22,217,889	3,385,016	(1,064,241)	9,769,812		1.9	202,245
Dreyfus/Newton International
Equity Fund, CI. Y†††	4,825,670		16,201,429	10,126,076	—	719,029	11,620,052		2.3	93,352
Dynamic Total Return
Fund, CI. Y	—		7,278,000	—	—	289,657	7,567,657		1.5	—
Global Stock
Fund, CI. Y†††	15,891,193		12,056,305	13,128,667	321,752	2,020,179	17,160,762		3.4	144,638
Total	251,658,294		256,893,509	224,192,904	6,949,486	25,124,909	316,433,294		63.1	10,390,917

†	Includes reinvested dividends/distributions.
††	Formerly, BNY Mellon Small/Mid Cap Fund.
†††	During the period ended August 31, 2014, investments were exchanged in the same fund from Class I shares to ClassY shares.
††††	During the period ended August 31, 2014, investments were exchanged in the same fund from Class I shares and Class Z shares to ClassY shares.

158

general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

BNY Mellon Focused Equity Opportunities Fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund:

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund normally declare and pay dividends from investment income-net monthly. BNY Mellon International Equity Income Fund normally declares and pays dividends from investment income-net quarterly. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap

Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund normally declare and pay dividends from investment income-net annually. With respect to each fund, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of the funds not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2014, the funds did not have any liabilities for any uncertain tax positions. The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2014, the funds did not incur any interest or penalties.

Except for BNY Mellon International Equity Income Fund, each tax year in the four-year period ended August 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities. For BNY Mellon International Equity Income Fund, each tax year in the three-year period ended August 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Funds 159

`

NOTES TO FINANCIAL STATEMENTS (continued)

Table 4 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2014.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each relevant fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 5 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2014.

Table 4—Components of Accumulated Earnings

Undistributed	Accumulated	Undistributed	Unrealized	Capital (Losses)
Ordinary	Capital	Capital	Appreciation	Realized After
Income ($)	(Losses) ($)	Gains ($)	(Depreciation) ($)	October 31, 2013 ($)†
BNY Mellon Large Cap Stock Fund	25,140,910	—	49,987,947	85,839,351	—
BNY Mellon Large Cap
Market Opportunities Fund	3,919,613	—	21,755,417	42,101,065	—
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	12,544,195	—	45,218,411	118,802,694	—
BNY Mellon Income Stock Fund	39,891,884	—	67,581,415	235,610,544	—
BNY Mellon Mid Cap Multi-Strategy Fund	28,657,518	—	63,473,858	519,250,269	—
BNY Mellon Small Cap Multi-Strategy Fund	—	—	16,380,300	40,725,781	(618,078	)††
BNY Mellon Focused Equity Opportunities Fund	21,947,303	—	73,392,077	149,122,398	—
BNY Mellon Small/Mid Cap Multi-Strategy Fund	29,293,755	—	72,366,080	30,090,722	—
BNY Mellon International Fund	14,591,880	(553,889,090)	—	(25,020,809)	—
BNY Mellon Emerging Markets Fund	22,578,913	(177,548,149)	—	219,534,642	—
BNY Mellon International Appreciation Fund	2,862,705	(41,833,077)	—	(15,548,997)	—
BNY Mellon International Equity Income Fund	4,191,179	(3,755,809)	—	18,956,645	—
BNY Mellon Asset Allocation Fund	3,718,795	—	15,163,851	75,386,530	—
† These losses were deferred for tax purposes to the first day of the following fiscal year.
†† Late year ordinary losses deferred for tax purposes to the first day of the following fiscal year.

Table 5—Capital Loss Carryover

Post-Enactment	Post-Enactment
Expiring in fiscal year	Short-Term	Long-Term
2017 ($)†	2018($)†	Losses ($)††	Losses ($)†††	Total ($)
BNY Mellon International Fund	91,594,920	462,294,170	—	—	553,889,090
BNY Mellon Emerging Markets Fund	—	—	46,790,492	130,757,657	177,548,149
BNY Mellon International
Appreciation Fund	15,657,135	—	603,312	25,572,630	41,833,077
BNY Mellon International
Equity Income Fund	—	—	3,755,809	—	3,755,809
†	If not applied, the carryovers expire in the above fiscal years.
††	Post-enactment short-term losses which can be carried forward for an unlimited period.
††† Post-enactment long-term losses which can be carried forward for an unlimited period.

160

Table 6 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2014 and August 31, 2013, respectively.

During the period ended August 31, 2014, as a result of permanent book to tax differences, where indicated, each identified fund increased (decreased) accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain (loss) on investments and increased (decreased) paid in capital as summarized in Table 7.These permanent book to tax differences are primarily due to the tax treatment for real estate investment trusts for BNY Mellon Large Cap Stock Fund, short-term capital gain distributions from regulated investment company holdings for BNY Mellon Large Cap Market Opportunities Fund, real estate investment trusts and short-term capital gain distributions from regulated investment company holdings for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, real estate investment

Table 6—Tax Character of Distributions Paid

			Long-Term
	Ordinary Income ($)		Capital Gains ($)
	2014	2013	2014	2013
BNY Mellon Large Cap Stock Fund	44,455,863	11,137,684	245,290,931	41,930,989
BNY Mellon Large Cap Market Opportunities Fund	3,336,229	1,053,939	14,642,461	—
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	27,437,989	1,087,759	2,676,918	—
BNY Mellon Income Stock Fund	38,828,091	21,134,036	22,776,785	474,473
BNY Mellon Mid Cap Multi-Strategy Fund	58,619,743	27,846,244	31,868,603	74,651,509
BNY Mellon Small Cap Multi-Strategy Fund	—	580,713	—	—
BNY Mellon Focused Equity Opportunities Fund	7,358,968	4,212,219	40,954,447	—
BNY Mellon Small/Mid Cap Multi-Strategy Fund	4,047,781	7,576,741	25,458,603	—
BNY Mellon International Fund	9,492,739	16,875,502	—	—
BNY Mellon Emerging Markets Fund	21,212,224	21,822,977	—	—
BNY Mellon International Appreciation Fund	2,300,344	3,770,987	—	—
BNY Mellon International Equity Income Fund	10,151,192	4,925,558	—	—
BNY Mellon Asset Allocation Fund	12,044,550	9,449,181	21,731,560	773,574

Table 7—Return of Capital Statement of Position

		Accumulated	Accumulated
		Undistributed	Net Realized	Paid-in
	Investment Income—Net ($)		Gain (Loss) ($)	Capital ($)
BNY Mellon Large Cap Stock Fund		(3,474)	3,474	—
BNY Mellon Large Cap Market Opportunities Fund		958,006	(958,006)	—
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		2,123,782	(2,123,782)	—
BNY Mellon Mid Cap Multi-Strategy Fund		(1,065,511)	1,065,511	—
BNY Mellon Small Cap Multi-Strategy Fund		599,099	63,487	(662,586)
BNY Mellon Small/Mid Cap Multi-Strategy Fund		(32,857)	32,857	—
BNY Mellon International Fund		564,708	(564,708)	—
BNY Mellon Emerging Markets Fund		(287,542)	287,542	—
BNY Mellon International Appreciation Fund		194,350	(194,350)	—
BNY Mellon International Equity Income Fund		4,779	(4,779)	—
BNY Mellon Asset Allocation Fund		2,699,917	(2,699,917)	—

The Funds 161

NOTES TO FINANCIAL STATEMENTS (continued)

trusts and limited partnership for BNY Mellon Mid Cap Multi-Strategy Fund, real estate investment trusts and net operating losses for BNY Mellon Small Cap Multi-Strategy Fund, real estate investment trusts, passive foreign investment companies and dividend reclassification for BNY Mellon Small/Mid Cap Multi-Strategy Fund, foreign exchange gains and losses and passive foreign investment companies for BNY Mellon International Fund and BNY Mellon Emerging Markets Fund, passive foreign investment companies for BNY Mellon International Appreciation Fund, foreign exchange gains and losses for BNY Mellon International Equity Income Fund and amortization adjustments, paydown gains and losses on mortgage backed securities, short-term capital gain distributions from regulated investment company holdings and consent fees for BNY Mellon Asset Allocation Fund. Net assets and net asset values per share were not affected by these reclassifications.

NOTE 3—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2014, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon International Appreciation Fund and BNY Mellon Asset Allocation Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2014 for BNY Mellon Large Cap Stock Fund was approxi-

mately $609,000, with a related weighted average annualized interest rate of 1.14%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2014 for BNY Mellon Large Cap Market Opportunities Fund was approximately $12,600, with a related weighted average annualized interest rate of 1.10%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2014 for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund was approximately $24,400, with a related weighted average annualized interest rate of 1.11%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2014 for BNY Mellon Income Stock Fund was approximately $11,500, with a related weighted average annualized interest rate of 1.09%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2014 for BNY Mellon Focused Equity Opportunities Fund was approximately $20,500, with a related weighted average annualized interest rate of 1.09%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2014 for BNY Mellon Small/Mid Cap Multi-Strategy Fund was approximately $429,000, with a related weighted average annualized interest rate of 1.09%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2014 for BNY Mellon Emerging Markets Fund was approximately $111,200, with a related weighted average annualized interest rate of 1.09%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2014 for BNY Mellon International Equity Income Fund was approximately $80,300, with a related weighted average annualized interest rate of 1.11%.

162

NOTE 4—Investment Advisory Fee, Administration Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Large Cap Market Opportunities Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Multi-Strategy Fund, .85% of BNY Mellon Small Cap Multi-Strategy Fund, .70% of BNY Mellon Focused Equity Opportunities Fund, .75% of BNY Mellon Small/Mid Cap Multi-Strategy Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .50% of BNY Mellon International Appreciation Fund, .85% of BNY Mellon International Equity Income Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Asset Allocation Fund.

For BNY Mellon International Equity Income Fund, the Investment Adviser had contractually agreed, from September 1, 2013 through December 31, 2013, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the fund’s total annual operating expenses (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed 1.20% of the value of the average daily net assets of their respective class. The reduction in expenses, pursuant to the undertaking, amounted to $9 during the period ended August 31, 2014.

For BNY Mellon Asset Allocation Fund, the Investment Adviser has contractually agreed, from September 1, 2013 through December 31, 2014, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the fund’s total annual fund operating expenses (including indirect fees and expenses of the underlying funds, but excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .87% of the value of the average daily net assets of their respective class.The reduction in expenses, pursuant to the undertaking, amounted to $411,964 during the period ended August 31, 2014.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

No administration fee is applied to assets held by BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund which are invested in shares of other underlying funds.

No administration fee is applied to assets held by BNY Mellon Asset Allocation Fund which are invested in cash or money market instruments or shares of other underlying funds.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual rate of .41% of BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s average daily net assets allocated to the U.S. Large Cap Equity Strategy.

Pursuant to separate Sub-Investment Advisory Agreements between Dreyfus and Robeco and Geneva, each serves as the fund’s sub-adviser responsible for the day-to–day man-

The Funds 163

NOTES TO FINANCIAL STATEMENTS (continued)

agement of a portion of BNY Mellon Mid Cap Multi-Strategy Fund’s portfolio, Dreyfus pays Robeco and Geneva separate monthly fees at an annual percentage of BNY Mellon Mid Cap Multi-Strategy Fund’s average daily net assets allocated to the Robeco Mid Cap Value Strategy and Geneva Mid Cap Growth Strategy, respectively. Dreyfus has obtained an exemptive order from the SEC, upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more subadvisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval.The order also relieves the fund from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated subadviser in documents filed with the SEC and provided to shareholders. In addition, pursuant to the order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a subadviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any subadviser and recommend the hiring, termination, and replacement of any subadviser to the Board.

(b) The funds have adopted a Shareholder Services Plan with respect to their Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 8 summarizes the amounts Investor shares were charged during the period ended August 31, 2014, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 8—Shareholder Services Plan Fees
BNY Mellon Large Cap Stock Fund	$35,609
BNY Mellon Large Cap
Market Opportunities Fund	640
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	4,994
BNY Mellon Income Stock Fund	14,947
BNY Mellon Mid Cap
Multi-Strategy Fund	102,118
BNY Mellon Small Cap
Multi-Strategy Fund	26,233
BNY Mellon Focused Equity
Opportunities Fund	5,700
BNY Mellon Small/Mid Cap
Multi-Strategy Fund	4,360
BNY Mellon International Fund	19,299
BNY Mellon Emerging Markets Fund	43,675
BNY Mellon International
Appreciation Fund	13,104
BNY Mellon International
Equity Income Fund	788
BNY Mellon Asset Allocation Fund	14,606

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statements of Operations.

The funds compensate Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing cash management services for the funds.The cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees, which are comprised of amounts paid on a per-account basis out of the administration fee it receives from the Trust. The

164

funds also compensated The Bank of New York Mellon under a cash management agreement that was in effect until September 30, 2013 for performing certain cash management services related to fund subscriptions and redemptions. Table 9 summarizes the amount each fund was charged during the period ended August 31, 2014, pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits for each fund, also summarized in Table 9.

The funds compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. These fees are determined based on net assets, geographic region and transaction activity. Table 10 summarizes the amount each fund was charged during the period ended August 31, 2014, pursuant to the custody agreement.These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 10.

Table 9—Cash Management Agreement Fees

			The Bank of New York
	Dreyfus Transfer, Inc.	Dreyfus Transfer, Inc.	Mellon Cash
	Cash Management Fees ($)	Earnings Credits ($)	Management Fees ($)
BNY Mellon Large Cap Stock Fund	81	(6)	2
BNY Mellon Large Cap Market Opportunities Fund	13	(1)	—
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	16	(1)	—
BNY Mellon Income Stock Fund	71	(5)	2
BNY Mellon Mid Cap Multi-Strategy Fund	1,231	(91)	33
BNY Mellon Small Cap Multi-Strategy Fund	482	(36)	12
BNY Mellon Focused Equity Opportunities Fund	28	(2)	1
BNY Mellon Small/Mid Cap Multi-Strategy Fund	43	(3)	1
BNY Mellon International Fund	89	(7)	2
BNY Mellon Emerging Markets Fund	152	(11)	4
BNY Mellon International Appreciation Fund	204	(15)	6
BNY Mellon International Equity Income Fund	23	(2)	—
BNY Mellon Asset Allocation Fund	24	(2)	—

Table 10—Custody Agreement Fees

	Custody Fees ($)	Earnings Credits ($)
BNY Mellon Large Cap Stock Fund	77,712	—
BNY Mellon Large Cap Market Opportunities Fund	20,457	—
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	35,872	—
BNY Mellon Income Stock Fund	79,220	(3)
BNY Mellon Mid Cap Multi-Strategy Fund	118,620	—
BNY Mellon Small Cap Multi-Strategy Fund	79,869	—
BNY Mellon Focused Equity Opportunities Fund	45,942	—
BNY Mellon Small/Mid Cap Multi-Strategy Fund	35,368	—
BNY Mellon International Fund	218,050	—
BNY Mellon Emerging Markets Fund	1,831,775	—
BNY Mellon International Appreciation Fund	9,008	—
BNY Mellon International Equity Income Fund	108,878	—
BNY Mellon Asset Allocation Fund	25,340	—

The Funds 165

NOTES TO FINANCIAL STATEMENTS (continued)

Table 11 summarizes the amount each fund was charged for services performed by the Chief Compliance Officer and his staff during the period ended August 31, 2014.

Table 11—Chief Compliance Officer Fees
BNY Mellon Large Cap Stock Fund	$8,296
BNY Mellon Large Cap
Market Opportunities Fund	9,450
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	9,450
BNY Mellon Income Stock Fund	8,296
BNY Mellon Mid Cap Multi-Strategy Fund	10,027
BNY Mellon Small Cap
Multi-Strategy Fund	8,296
BNY Mellon Focused Equity
Opportunities Fund	8,296
BNY Mellon Small/Mid Cap
Multi-Strategy Fund	8,296
BNY Mellon International Fund	8,296
BNY Mellon Emerging Markets Fund	8,296
BNY Mellon International
Appreciation Fund	8,296
BNY Mellon International
Equity Income Fund	8,296
BNY Mellon Asset Allocation Fund	8,873

Table 12 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 5—Securities Transactions:

Table 13 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures and options transactions, during the period ended August 31, 2014.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by each relevant fund during the period ended August 31, 2014 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, BNY Mellon International Appreciation Fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market.A financial futures contract

Table 12—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custodian	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon Large Cap Stock Fund	260,490	2,611	31,378	1,154	—
BNY Mellon Large Cap Market Opportunities Fund	65,478	88	13,186	1,615	—
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	196,645	763	16,512	1,615	—
BNY Mellon Income Stock Fund	685,226	2,793	30,398	1,154	—
BNY Mellon Mid Cap Multi-Strategy Fund	1,229,202	10,674	44,815	1,846	—
BNY Mellon Small Cap Multi-Strategy Fund	252,787	2,358	33,686	1,154	—
BNY Mellon Focused Equity Opportunities Fund	392,697	741	17,653	1,154	—
BNY Mellon Small/Mid Cap Multi-Strategy Fund	258,620	608	13,955	1,154	—
BNY Mellon International Fund	711,472	1,880	100,050	1,154	—
BNY Mellon Emerging Markets Fund	1,992,028	4,676	790,406	1,154	—
BNY Mellon International Appreciation Fund	49,060	1,113	4,854	1,154	—
BNY Mellon International Equity Income Fund	240,128	169	53,427	1,154	—
BNY Mellon Asset Allocation Fund	114,344	1,596	10,500	1,384	(8,929)

166

represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statements of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at August 31, 2014 are set forth in the Statements of Financial Futures.

Options Transactions: BNY Mellon Income Stock Fund purchases and writes (sells) put and call options to hedge against changes in the values of equities, or as a substitute for an investment.The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is ter-

Table 13—Purchases and Sales

	Purchases ($)	Sales ($)
BNY Mellon Large Cap Stock Fund	806,028,424	1,210,976,085
BNY Mellon Large Cap Market Opportunities Fund	55,380,959	115,787,335
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	77,226,067	354,558,528
BNY Mellon Income Stock Fund	671,736,727	645,768,279
BNY Mellon Mid Cap Multi-Strategy Fund	970,940,009	965,121,764
BNY Mellon Small Cap Multi-Strategy Fund	320,787,474	319,774,172
BNY Mellon Focused Equity Opportunities Fund	465,413,244	482,912,192
BNY Mellon Small/Mid Cap Multi-Strategy Fund	650,110,018	786,427,880
BNY Mellon International Fund	1,078,116,120	689,253,063
BNY Mellon Emerging Markets Fund	1,353,875,142	1,458,213,796
BNY Mellon International Appreciation Fund	6,680,424	4,858,883
BNY Mellon International Equity Income Fund	354,459,431	192,896,484
BNY Mellon Asset Allocation Fund	246,229,248	217,983,596

The Funds 167

NOTES TO FINANCIAL STATEMENTS (continued)

minated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received.The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

Table 14 summarizes BNY Mellon Income Stock Fund’s call/put options written during the period ended August 31, 2014.

Forward Foreign Currency Exchange Contracts: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund enter into forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of their invest-

ment strategies. When executing forward contracts, each fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, each fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, each fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statements of Operations. Each fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. Each fund is also exposed to credit risk associated with counter-party non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. At August 31, 2014, there were no forward contracts outstanding for BNY Mellon International Equity Income Fund. Table 15 summarizes open forward contracts for each relevant fund at August 31, 2014.

Table 14—Options Written

BNY Mellon Income Stock Fund			Options Terminated
	Number of	Premiums		Net Realized
Options Written	Contracts	Received ($)	Cost ($)	Gain ($)
Contracts outstanding August 31, 2013	1,740	145,548
Contracts written	28,801	1,677,596
Contracts terminated:
Contracts closed	10,121	450,625	316,455	134,170
Contracts expired	12,368	903,515	—	903,515
Contracts exercised	4,572	372,516
Total contracts terminated	27,061	1,726,656	316,455	1,037,685
Contracts outstanding August 31, 2014	3,480	96,488

168

Table 15—Forward Foreign Currency Exchange Contracts

BNY Mellon International Fund
	Foreign			Unrealized
	Currency			Appreciation
Forward Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
British Pound, Expiring 9/2/2014[a]	93,496	155,291	155,216	(75)
Danish Krone, Expiring 9/2/2014[b]	557,223	98,597	98,295	(302)
Sales:		Proceeds ($)
Japanese Yen, Expiring: 9/2/2014[c]	136,647,186	1,315,648	1,313,347	2,301
Gross Unrealized Appreciation				2,301
Gross Unrealized Depreciation				(377)

Counterparties:
a	Northern Trust
b	Citigroup
c	Goldman Sachs International

Table 15—Forward Foreign Currency Exchange Contracts (continued)

BNY Mellon Emerging Markets Fund
	Foreign			Unrealized
	Currency			Appreciation
Forward Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Brazilian Real, Expiring:
9/2/2014 [a]	355,353	157,759	158,746	987
9/3/2014 [a]	1,648,820	737,562	736,574	(988)
Chilean Peso, Expiring
9/2/2014 [b]	37,264,128	63,466	63,508	42
Sales:		Proceeds ($)
Brazilian Real, Expiring:
9/2/2014 [a]	10,477,865	4,647,328	4,680,753	(33,425)
9/3/2014 [a]	1,470,144	657,636	656,754	882
Hong Kong Dollar, Expiring
9/2/2014 [c]	22,352,613	2,884,150	2,884,190	(40)
Indonesian Rupiah, Expiring:
9/2/2014 [d]	38,609,789,020	3,291,759	3,300,687	(8,928)
9/3/2014 [d]	2,975,715,684	252,179	254,389	(2,210)
Philippine Peso, Expiring:
9/2/2014 [d]	80,790,127	1,852,560	1,852,985	(425)
9/3/2014 [d]	169,113,263	3,870,754	3,878,745	(7,991)
Thai Baht, Expiring 9/2/2014[e]	31,899,319	998,496	998,726	(230)
Gross Unrealized Appreciation				1,911
Gross Unrealized Depreciation				(54,237)

Counterparties:

a	Citibank
b	Banco Itau Chile
c	Morgan Stanley Capital Services
[d]	Deutsche Bank
e	HSBC

The Funds 169

NOTES TO FINANCIAL STATEMENTS (continued)

In December 2011, with clarification in January 2013, FASB issued guidance that expands disclosure requirements with respect to the offsetting of certain assets and liabilities. The funds adopted these disclosure provisions during the current reporting period. These disclosures are required for certain investments, including derivative financial instruments subject to master netting arrangements (“MNA”) or similar agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require each relevant fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the funds do not offset derivative assets and derivative liabilities that are subject to MNA in the Statement of Assets and Liabilities.

Table 16 summarizes each relevant fund’s derivatives assets and liabilities (by type) on a gross basis, and net of amounts available for offsetting under MNA and net of related collateral received or pledged, if any, as of August 31, 2014.

Table 16—Derivatives of Assets and Liabilities subject to MNA offsetting

BNY Mellon International Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	2,301	(377)
Total gross amount of derivative assets and liabilities
in the Statement of Assets and Liabilities	2,301	(377)
Derivatives not subject to MNA or similar agreements	—	—
Total gross amount of assets and liabilities
subject to MNA or similar agreements	2,301	(377)

		Financial
		Instruments
	Gross Amount of	and Derivatives	Collateral	Net Amount of
Counterparty	Assets ($)[1]	Available for Offset ($)	Received ($)	Assets ($)

Goldman Sachs International	2,301	—	—	2,301

		Financial
		Instruments
	Gross Amount of	and Derivatives	Collateral	Net Amount of
Counterparties	Liabilities ($)[1]	Available for Offset ($)	Pledged ($)	Liabilities ($)

Citigroup	(302)	—	—	(302)
Northern Trust	(75)	—	—	(75)
Total	(377)	—	—	(377)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

170

Table 16—Derivatives of Assets and Liabilities subject to MNA offsetting (continued)

BNY Mellon Emerging Markets Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	1,911	(54,237)
Total gross amount of derivative assets and liabilities
in the Statement of Assets and Liabilities	1,911	(54,237)
Derivatives not subject to MNA or similar agreements	—	—
Total gross amount of assets and liabilities
subject to MNA or similar agreements	1,911	(54,237)

		Financial
		Instruments
	Gross Amount of	and Derivatives	Collateral	Net Amount of
Counterparties	Assets ($)[1]	Available for Offset ($)	Received ($)	Assets ($)
Banco Itau Chile	42	—	—	42
Citibank	1,869	(1,869)	—	—
Total	1,911	(1,869)	—	42

		Financial
		Instruments
	Gross Amount of	and Derivatives	Collateral	Net Amount of
Counterparties	Liabilities ($)[1]	Available for Offset ($)	Pledged ($)	Liabilities ($)
Citibank	(34,413)	1,869	—	(32,544)
Deutsche Bank	(19,554)	—	—	(19,554)
Morgan Stanley Capital Services	(40)	—	—	(40)
HSBC	(230)	—	—	(230)
Total	(54,237)	1,869	—	(52,368)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The Funds 171

NOTES TO FINANCIAL STATEMENTS (continued)

Table 17 summarizes each relevant fund’s average market value of derivatives outstanding during the period ended August 31, 2014.

Table 18 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2014.

Table 17—Average Market Value of Derivatives

Average
Market Value ($)
BNY Mellon Income Stock Fund
Equity options contracts	241,863
BNY Mellon International Fund
Forward contracts	4,585,550
BNY Mellon Emerging Markets Fund
Forward contracts	10,398,277
BNY Mellon International Appreciation Fund
Equity financial futures	2,385,921
BNY Mellon International Equity Income Fund
Forward contracts	3,744,189

Table 18—Accumulated Net Unrealized Appreciation (Depreciation)

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon Large Cap Stock Fund	395,347,672	88,692,215	2,852,864	85,839,351
BNY Mellon Large Cap Market Opportunities Fund	152,603,937	42,482,084	381,019	42,101,065
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	356,554,913	119,090,078	287,384	118,802,694
BNY Mellon Income Stock Fund	1,011,351,569	240,407,888	4,579,196	235,828,692
BNY Mellon Mid Cap Multi-Strategy Fund	1,480,105,639	532,120,060	12,869,791	519,250,269
BNY Mellon Small Cap Multi-Strategy Fund	340,677,684	50,340,017	9,614,236	40,725,781
BNY Mellon Focused Equity Opportunities Fund	527,203,419	152,725,441	3,603,043	149,122,398
BNY Mellon Small/Mid Cap Multi-Strategy Fund	400,281,026	39,709,932	9,619,210	30,090,722
BNY Mellon International Fund	1,015,073,852	48,347,614	73,330,527	(24,982,913)
BNY Mellon Emerging Markets Fund	1,824,086,471	329,573,671	109,977,276	219,596,395
BNY Mellon International Appreciation Fund	131,582,114	19,986,590	35,535,587	(15,548,997)
BNY Mellon International Equity Income Fund	319,561,543	32,571,705	13,602,266	18,969,439
BNY Mellon Asset Allocation Fund	426,878,643	77,252,947	1,866,417	75,386,530

172

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders BNY Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund (formerly, BNY Mellon Small/Mid Cap Fund), BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund (collectively the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments, statement of options written (with respect to BNY Mellon Income Stock Fund) and statement of financial futures (with respect to BNY Mellon International Appreciation Fund) as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenta-tion.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds, as of August 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 29, 2014

The Funds 173

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Large Cap Stock Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 30.64% of ordinary income dividends paid during the fiscal year ended August 31, 2014 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $15,112,384 as ordinary income dividends paid during the fiscal year ended August 31, 2014 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns. Also, the fund reports the maximum amount allowable but not less than $4.0606 per share as a capital gain dividend paid on December 9, 2013 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.6249 as a short-term capital gain dividend paid on December 9, 2013 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Large Cap Market Opportunities Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 62.20% of ordinary income dividends paid during the fiscal year ended August 31, 2014 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $3,336,229 as ordinary income dividends paid during the fiscal year ended August 31, 2014 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.0142 per share as a capital gain dividend paid on December 20, 2013 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0489 as a short-term capital gain dividend paid on December 20, 2013 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 34.62% of ordinary income dividends paid during the fiscal year ended August 31, 2014 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $13,073,167 as ordinary income dividends paid during the fiscal year ended August 31, 2014 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.0623 per share as a capital gain dividend paid on December 20, 2013 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.4361 as a short-term capital gain dividend paid on December 20, 2013 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

174

BNY Mellon Income Stock Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 46.22% of ordinary income dividends paid during the fiscal year ended August 31, 2014 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $30,075,157 as ordinary income dividends paid during the fiscal year ended August 31, 2014 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.1883 per share as a capital gain dividend paid on December 9, 2013 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.1222 as a short-term capital gain dividend paid on December 9, 2013 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Mid Cap Multi-Strategy Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 28.09% of ordinary income dividends paid during the fiscal year ended August 31, 2014 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $11,531,725 as ordinary income dividends paid during the fiscal year ended August 31, 2014 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.2616 per share as a capital gain dividend paid on December 16, 2013 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.4278 as a short-term capital gain dividend paid on December 16, 2013 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Focused Equity Opportunities Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 65.25% of ordinary income dividends paid during the fiscal year ended August 31, 2014 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $7,358,968 as ordinary income dividends paid during the fiscal year ended August 31, 2014 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.1550 per share as a capital gain dividend paid on December 11, 2013 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0665 as a short-term capital gain dividend paid on December 11, 2013 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

The Funds 175

IMPORTANT TAX INFORMATION (Unaudited) (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 30.23% of ordinary income dividends paid during the fiscal year ended August 31, 2014 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $4,047,782 as ordinary income dividends paid during the fiscal year ended August 31, 2014 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns.Also, the fund reports the maximum amount allowable but not less than $.8676 per share as a capital gain dividend paid on December 16, 2013 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0545 as a short-term capital gain dividend paid on December 16, 2013 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon International Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $21,529,562 as income sourced from foreign countries for the fiscal year ended August 31, 2014 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $1,526,640 as taxes paid from foreign countries for the fiscal year ended August 31, 2014 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2014 calendar year with Form 1099-DIV which will be mailed in early 2015. Also, the fund reports the maximum amount allowable, but not less than $9,492,739 as ordinary income dividends paid during the fiscal year ended August 31, 2014 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Emerging Markets Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $53,731,165 as income sourced from foreign countries for the fiscal year ended August 31, 2014 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $5,518,673 as taxes paid from foreign countries for the fiscal year ended August 31, 2014 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2014 calendar year with Form 1099-DIV which will be mailed in early 2015. Also, the fund reports the maximum amount allowable, but not less than $21,212,224 as ordinary income dividends paid during the fiscal year ended August 31, 2014 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon International Appreciation Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from for-

176

eign countries. The fund reports the maximum amount allowable but not less than $4,321,921 as income sourced from foreign countries for the fiscal year ended August 31, 2014 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $256,164 as taxes paid from foreign countries for the fiscal year ended August 31, 2014 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2014 calendar year with Form 1099-DIV which will be mailed in early 2015. Also the fund reports the maximum amount allowable, but not less than $2,300,344 as ordinary income dividends paid during the fiscal year ended August 31, 2014 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon International Equity Income Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $15,456,412 as income sourced from foreign countries for the fiscal year ended August 31, 2014 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $717,031 as taxes paid from foreign countries for the fiscal year ended August 31, 2014 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2014 calendar year with Form 1099-DIV which will be mailed in early 2015. Also, the fund reports the maximum amount allowable, but not less than $10,151,192 as ordinary income dividends paid during the fiscal year ended August 31, 2014 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Asset Allocation Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 41.77% of ordinary income dividends paid during the fiscal year ended August 31, 2014 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $5,869,554 as ordinary income dividends paid during the fiscal year ended August 31, 2014 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.6170 per share as a capital gain dividend paid on December 31, 2013 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0721 as a short-term capital gain dividend paid on December 31, 2013 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

The Funds 177

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION
AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY
FUND’S SUB-ADVISORY AGREEMENTS (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 11-12, 2014, the Board considered the renewal of (i) the Trust’s Investment Advisory Agreement and Administration Agreement (together, the “Agreement”), pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of NewYork Mellon provides the funds with administrative services, (ii) the Sub-Investment Advisory Agreement with respect to BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, pursuant to which Walter Scott & Partners Limited (“Walter Scott”) provides day-to-day management of the portion of each fund’s investments allocated to the U.S. Large Cap Equity Strategy, (iii) the Sub-Investment Advisory Agreement with respect to BNY Mellon Mid Cap Multi-Strategy Fund, pursuant to which Robeco Investment Management, Inc. (“Robeco”) provides day-to-day management of the portion of the fund’s investments allocated to the Robeco Mid Cap Value Strategy, and (iv) the Sub-Investment Advisory Agreement with respect to BNY Mellon Mid Cap Multi-Strategy Fund, pursuant to which Geneva Capital Management Ltd. (“Geneva”) provides day-to-day management of the portion of the fund’s investments allocated to the Geneva Mid Cap Growth Strategy (Walter Scott, Robeco and Geneva, collectively, the “Sub-Advisers”).The Agreement and each Sub-Investment Advisory Agreement are collectively referred to herein as the “Agreements”. The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of the administrative services referenced above. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Advisers. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds. Dreyfus provided the number of open accounts in each fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds (such as intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Advisers. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) each fund’s performance with the performance of a group of com-

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parable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2013, and (2) each fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance.

As applicable to each fund, Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus, the Sub-Advisers or the Dreyfus-affiliated primary employer of each fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to each Sub-Adviser in relation to the fee paid to Dreyfus by the relevant fund and the respective services provided by the Sub-Adviser and Dreyfus. The Board also noted each Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the relevant fund) and not the fund.

BNY Mellon Large Cap Market Opportunities Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the one-, two- and three-year periods, except for the two-year period when the fund’s performance was at the Performance Group median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group median and above the Expense Universe median and total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians (lowest in the Performance Group) for the one-, two- and three-year periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the

The Funds 179

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT,
ADMINISTRATION AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY FUND’S
SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon Mid Cap Multi-Strategy Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the one-year period when the fund’s performance was above Performance Group and Performance Universe medians and for the ten-year period when the fund’s performance was above the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that, effective March 21, 2013, Geneva became an additional sub-adviser for the fund as part of the efforts by the fund’s investment adviser begun on August 20, 2012 to provide the fund with exposure to various mid cap equity portfolio managers and investment strategies and styles.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon Small Cap Multi-Strategy Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group and Performance Universe medians, ranking in the first quartile of the Performance Group and Performance Universe for the one- and two-year periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon Asset Allocation Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (lowest in the Performance Group and ranking in the fourth quartile of the Performance Universe for all periods except the ten-year period). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above the performance of the benchmark index in six of the ten years.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians (lowest fees and expenses in the Expense Group).

Dreyfus representatives noted that the investment adviser has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until December 31, 2014, so that annual direct fund operating expenses (including indirect fees and expenses of the underlying funds in which the fund may invest, but excluding shareholder services fees, taxes, interest, brokerage commis-

180

sions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.87% of the fund’s average daily net assets.

BNY Mellon Income Stock Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (highest in the Performance Group and ranking in the first quartile of the Performance Universe for all periods), except for the ten-year period when the fund’s performance was ranked third of the three funds in the Performance Group. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indexes.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon Small/Mid Cap Multi-Strategy Fund (formerly, BNY Mellon Small/Mid Cap Fund)

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, ranking in the fourth quartile in the Performance Group and the Performance Universe for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above the index’s performance in one of the four years. The Board noted that on or about April 28, 2014, the fund’s investment adviser will implement changes to the fund’s investment strategy.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon International Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group and Performance Universe medians, ranking first in the Performance Group and in the first quartile of the Performance Universe for the one-year period. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median (highest in the Expense Group), the fund’s actual management fee was above the Expense Group and Expense Universe medians (highest in the Expense Group) and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon Emerging Markets Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods (ranking in the fourth quartile of the Performance Group), except for the one-year period when the fund’s performance was at the Performance Group median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Funds 181

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT,
ADMINISTRATION AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY FUND’S
SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median (highest in the Expense Group) and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians (fee was highest in the Expense Group).

BNY Mellon Large Cap Stock Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that, since October 21, 2013, the fund’s investment adviser has implemented changes to the fund’s investment strategy.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon International Equity Income Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians (lowest in the Performance Group and ranking in the fourth quartile of the Performance Universe) for the one- and two-year periods since commencement of the fund’s operations. Dreyfus also provided a comparison of the fund’s calendar year total return to the return of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians (fees and expenses were the highest in the Expense Group).

BNY Mellon International Appreciation Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median (lowest in the Expense Group) and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon Focused Equity Opportunities Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group and Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the

182

Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Analysis of Profitability and Economies of Scale.

Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to Dreyfus and its affiliates of managing each fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus to each fund. The Board also noted the expense limitation arrangement for BNY Mellon Asset Allocation Fund and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board considered on the advice of its counsel the profitability analysis with respect to each fund (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Advisers, including the nature, extent, and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the relevant fund, pays each Sub-Adviser pursuant to its corresponding Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among the funds and the funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to Dreyfus and the Sub-Advisers from acting as investment adviser and sub-investment advisers, respectively, and noted the soft dollar arrangements in effect for trading each fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent, and qual- ity of the services provided by Dreyfus to each fund, by Walter Scott to BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and by Robeco and Geneva to BNY Mellon Mid Cap Multi-Strategy Fund, are adequate and appropriate.

  With respect to BNY Mellon Income Stock Fund, the Board was satisfied with the fund’s performance.

  With respect to BNY Mellon Small Cap Multi- Strategy Fund, BNY Mellon International Fund, BNY Mellon International Appreciation Fund and BNY Mellon Focused Equity Opportunities Fund, the Board generally was satisfied with each fund’s overall performance.

The Funds 183

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT,
ADMINISTRATION AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY FUND’S
SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

  With respect to BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Asset Allocation Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund, while the Board was concerned with the funds’ performance, the Board expressed confidence in the funds’ strategies and portfolio managers and agreed to closely monitor performance.

  With respect to BNY Mellon Mid Cap Multi- Strategy Fund, BNY Mellon Large Cap Stock Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund, the Board noted Dreyfus’ efforts to improve each fund’s performance and agreed to closely moni- tor performance (and, with respect to BNY Mellon Mid Cap Multi-Strategy Fund, improvement in the fund’s recent performance).

  The Board concluded that the fee paid to Dreyfus by each fund (and the Sub-Advisers, as applicable) was rea- sonable in light of the considerations described above.

  The Board determined that the fees charged by Dreyfus under the Agreement with respect to BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and BNY Mellon Asset Allocation Fund, were for services in addition to, and not duplicative of, services provided under the advisory contracts of the underlying funds in which those funds invested.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Advisers, of each fund and the services provided to the funds by Dreyfus and, as applicable, the Sub-Advisers.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreements, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreements was in the best interests of each fund and its respective shareholders.

184

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

The Funds 185

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

186

OFFICERS OF THE FUND (Unaudited)

DAVID K. MOSSMAN, President since October 2011.

As Director of Investment Administration for BNY Mellon Wealth Management's Investments Group (the "Investments Group") since January 2006, Mr. Mossman's responsibilities include oversight of securities trading and portfolio management systems administration and mutual fund product management. Mr. Mossman also serves as chief administrative officer of the Investments Group. He is 61 years old and has served in various capacities with BNY Mellon since 1982, including positions in the management of investment, mutual fund and brokerage businesses that encompassed financial, systems, product management, internal distribution and marketing responsibilities, and has been an employee of Dreyfus since September 2000.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

The Funds 187

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 167 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 162 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

188

NOTES

Ticker Symbols:
BNY Mellon Large Cap Stock Fund	Class M: MPLCX	Investor: MILCX
BNY Mellon Large Cap Market Opportunities Fund	Class M: MMOMX	Investor: MMOIX
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Class M: MTSMX	Investor: MTSIX
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX
BNY Mellon Mid Cap Multi-Strategy Fund	Class M: MPMCX	Investor: MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	Class M: MPSSX	Investor: MISCX
BNY Mellon Focused Equity Opportunities Fund	Class M: MFOMX	Investor: MFOIX
BNY Mellon Small/Mid Cap Multi-Strategy Fund	Class M: MMCMX	Investor: MMCIX
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX
BNY Mellon International Appreciation Fund	Class M: MPPMX	Investor: MARIX
BNY Mellon International Equity Income Fund	Class M: MLIMX	Investor: MLIIX
BNY Mellon Asset Allocation Fund	Class M: MPBLX	Investor: MIBLX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the funds voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

The BNY Mellon Funds

BNY Mellon Bond Fund
BNY Mellon Intermediate Bond Fund
BNY Mellon Corporate Bond Fund
BNY Mellon Short-Term U.S. Government Securities Fund

ANNUAL REPORT	August 31, 2014

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon Bond Fund	3
BNY Mellon Intermediate Bond Fund	6
BNY Corporate Bond Fund	9
BNY Mellon Short-Term U.S. Government Securities Fund	12
Understanding Your Fund's Expenses	15
Comparing Your Fund's Expenses With Those of Other Funds	16
Statements of Investments	17
Statements of Assets and Liabilities	37
Statements of Operations	38
Statements of Changes in Net Assets	39
Financial Highlights	41
Notes to Financial Statements	49
Report of Independent Registered Public Accounting Firm	59
Important Tax Information	60
Information About the Renewal of Each Fund's Investment Advisory Agreement and Administration Agreement	61
Board Members Information	65
Officers of the Trust	67

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Funds Trust, covering the 12-month period from September 1, 2013, through August 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite bouts of heightened volatility during the final months of 2013, when a more moderately accommodative monetary policy and accelerating economic growth caused long-term interest rates to rise, municipal bonds generally gained ground for the reporting period overall. Long-term interest rates moderated early in 2014 due to geopolitical and economic concerns, driving prices of long-term securities higher, and favorable supply-and-demand dynamics helped support yields when economic growth resumed. Meanwhile, improving economic fundamentals enabled many states and municipalities to shore up their fiscal conditions.

While we remain cautiously optimistic regarding the municipal bond market's prospects, we believe that selectivity is likely to become more important to investment success. Long-term rates could rise if, as we anticipate, the economy continues to accelerate. On the other hand, intensifying geopolitical turmoil and other factors could dampen the adverse effects of a stronger domestic economic recovery, and rising investor demand for tax-advantaged investments may continue to support municipal bond prices. Therefore, we suggest you talk regularly with your financial advisor to assess the potential impact of macroeconomic developments on your investments.

Thank you for your continued confidence and support.

Sincerely,

David K. Mossman
President
BNY Mellon Funds Trust
September 15, 2014

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by John F. Flahive, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon Bond Fund’s Class M shares produced a total return of 5.19%, and Investor shares produced a total return of 4.95%.1 In comparison, the fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Index”), produced a total return of 5.66% for the same period.2

A recovering U.S. economy and rising long-term interest rates caused bond prices to fall during the final months of 2013, but renewed economic uncertainties and favorable supply-and-demand dynamics sent long-term interest rates lower and bond prices higher over the first eight months of 2014. The fund produced lower returns than its benchmark, mainly due to a relatively short average duration and fund fees and expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities, and foreign corporate and government bonds. The fund’s investments in bonds must be rated investment-grade quality at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

Economic Developments Drove Bond Market Performance

By the end of 2013, recovering labor markets, higher housing prices, increased manufacturing activity, and a decision by the Federal Reserve Board (the “Fed”) to begin reducing its quantitative easing program drove yields of 10-year U.S.Treasury securities above 3% for the first time in more than two years. However, renewed global economic concerns at the start of 2014 caused yields to moderate, and the Fed made clear that short-term interest rates were likely to remain near historically low levels for some time to come. Meanwhile, harsh winter weather in much of the U.S. dampened domestic economic activity; U.S. GDP contracted at a 2.1% annualized rate during the first quarter of 2014, despite continued declines in the unemployment rate.

In contrast, government officials estimated that economic growth rebounded at a 4.2% annualized rate during the second quarter. Labor markets continued to strengthen, inflation accelerated mildly, and the Fed continued to taper its bond purchases. Nonetheless, robust demand for a relatively limited supply of U.S. government securities kept yields low as global investors sought alternatives to even lower yielding European sovereign bonds. By the reporting period’s end, yields of 10-year U.S.Treasury securities remained well below their year-end 2013 levels, while short-term yields continued to be anchored by an unchanged overnight federal funds rate. As a result, yield differences generally narrowed along the market’s maturity spectrum over the first eight months of 2014.

Higher yielding bond market sectors, such as corporate-backed bonds and asset-backed securities, generally outperformed U.S. government securities when underlying business conditions improved and income-oriented investors resumed their reach for competitive yields during the reporting period.

Duration Management Strategy Dampened Results

Although a modestly short average duration helped cushion the fund against the damaging effects of rising long-term interest rates in late 2013, the same strategy

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

proved counterproductive in 2014, when rates fell and yield spreads narrowed along the market’s maturity range. The fund’s underweighted exposure to bonds with long-term maturities and an emphasis on maturities in the three-to-seven year range proved particularly counterproductive.To a lesser degree, the fund’s holdings of Treasury Inflation Protected Securities (“TIPS”) also weighed on its relative performance when inflationary pressures remained subdued.

The fund achieved better relative results through underweighted exposure to lower yielding U.S. Treasury securities and overweighted exposure to higher yielding corporate-backed bonds. Heavier-than-average positions among corporate securities from the financials sector helped bolster the fund’s returns. Finally, an overweighted position in taxable municipal bonds added value to the fund’s performance compared to its benchmark over the reporting period.

Strategies for an Improving Economic Environment

As of the reporting period’s end, the U.S. economic recovery apparently is back on track. Moreover, we believe above-trend U.S. GDP growth seems likely to persist over the remainder of the year and into 2015.This development raises the risk of rising interest rates, and could spark heightened market volatility. In addition, corporate-backed bonds and other higher yielding market sectors have reached richer valuations.

Therefore, we have maintained the fund’s relatively short duration posture, which we believe should help address the potential risks of rising interest rates. We have also maintained overweighted exposure to corporate securities, but in light of the prospects of persistently muted inflation, we recently reduced the fund’s exposure to TIPS. In our judgment, these are prudent strategies for today’s changing market environment.

September 15, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S.
government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years.
Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	1 Year	5 Years	10 Years
Class M shares	5.19%	4.08%	4.49%
Investor shares	4.95%	3.82%	4.23%
Barclays U.S. Aggregate Bond Index	5.66%	4.48%	4.72%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Bond Fund on 8/31/04 to a $10,000 investment made in the Barclays U.S. Aggregate Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 5

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by John F. Flahive, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon Intermediate Bond Fund’s Class M shares produced a total return of 2.87%, and Investor shares produced a total return of 2.69%.1 In comparison, the fund’s benchmark, the Barclays Intermediate Government/Credit Bond Index (the “Index”), produced a total return of 3.55%.2

A recovering U.S. economy and rising long-term interest rates caused bond prices to fall during the final months of 2013, but renewed economic uncertainties and favorable supply-and-demand dynamics sent long-term interest rates lower and bond prices higher over the first eight months of 2014.The fund lagged its benchmark, mainly due to a relatively short average duration and fund fees and expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds, and municipal bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years. When managing the fund, we use a disciplined process to select securities and manage risk.We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

Economic Developments Drove Bond Market Performance

By the end of 2013, a sustained economic recovery and a decision by the Federal Reserve Board (the “Fed”) to begin reducing its quantitative easing program drove yields of 10-year U.S. Treasury securities above 3% for the first time in more than two years. However, renewed global economic concerns at the start of 2014 caused yields to moderate, and the Fed made clear that short-term interest rates were likely to remain near historically low levels for some time. Meanwhile, harsh winter weather in much of the U.S. dampened domestic economic activity; U.S. GDP contracted at a 2.1% annualized rate during the first quarter of 2014, despite declines in the unemployment rate.

In contrast, government officials estimated that economic growth rebounded at a 4.2% annualized rate during the second quarter. Labor markets continued to strengthen, inflation accelerated mildly, and the Fed continued to taper its bond purchases. Nonetheless, robust demand for a relatively limited supply of U.S. government securities kept yields low. By the reporting period’s end, yields of 10-year U.S.Treasury securities remained well below their year-end 2013 levels, while short-term yields continued to be anchored by an unchanged federal funds rate. As a result, yield differences generally narrowed along the market’s maturity spectrum over the first eight months of 2014.

Higher yielding bond market sectors, such as corporate-backed bonds and asset-backed securities, generally outperformed U.S. government securities when under-

6

lying business conditions improved and income-oriented investors resumed their reach for competitive yields during the reporting period.

Duration Management Strategy Dampened Results

Although a modestly short average duration helped cushion the fund against the damaging effects of rising long-term interest rates in 2013, the same strategy proved counterproductive in 2014, when rates fell and yield spreads narrowed along the market’s maturity range. The fund’s underweighted exposure to bonds with eight- to 10-year maturities and an emphasis on maturities in the three- to five-year range proved particularly counterproductive. To a lesser degree, the fund’s holdings of Treasury Inflation Protected Securities (“TIPS”) also weighed on its relative performance when inflation remained subdued.

The fund achieved better relative results through underweighted exposure to U.S. Treasury securities and overweighted exposure to higher yielding corporate-backed bonds. Heavier-than-average positions among corporate securities from the financials and industrials sectors helped bolster returns. Finally, an overweighted position in taxable municipal bonds added value.

Strategies for an Improving Economic Environment

The U.S. economic recovery apparently is back on track, and we believe above-trend growth seems likely to persist into 2015. This development raises the risk of rising interest rates, and could spark heightened market volatility. In addition, corporate-backed bonds and other higher yielding market sectors have reached richer valuations.

Therefore, we have maintained the fund’s relatively short duration posture, which we believe should help address the potential risk of rising interest rates.We have also maintained overweighted exposure to corporate securities, but in light of the prospects of persistently muted inflation, we recently reduced the fund’s exposure to TIPS. In our judgment, these are prudent strategies for today’s changing market environment.

September 15, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]

SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Intermediate Government/Credit Bond Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities, and nonconvertible investment-grade credit debt, with an average maturity of 1- 10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Funds 7

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	1 Year	5 Years	10 Years
Class M shares	2.87%	2.92%	3.71%
Investor shares	2.69%	2.67%	3.45%
Barclays Intermediate
Government/Credit Bond Index	3.55%	3.70%	4.12%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Intermediate Bond Fund on 8/31/04 to a $10,000 investment made in the Barclays Intermediate Government/Credit Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a widely accepted, unmanaged index of Government and credit bond market performance composed of U.S. Government,Treasury and Agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by John F. Flahive, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon Corporate Bond Fund’s Class M shares produced a total return of 7.21%, and Investor shares produced a total return of 6.92%.1 In comparison, the fund’s benchmark, the Barclays U.S. Intermediate Credit Bond Index (the “Index”), produced a 3.55% total return and the Barclays U.S. Credit Index produced a 9.06% total return for the same period.2

A recovering U.S. economy and robust demand for higher yielding securities helped support corporate bond prices over the reporting period. The fund produced higher returns than its benchmark, mainly due to overweighted exposure to bonds with credit ratings toward the bottom of the investment-grade range.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets in corporate bonds, which include U.S. dollar-denominated bonds issued by U.S. and foreign corporations.The remainder of the fund’s assets may be invested in U.S. government and agency bonds, mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities, foreign corporate bonds denominated in foreign currencies, foreign government bonds, municipal bonds and commercial paper, and other money market instruments. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the investment adviser.

We employ a disciplined process to select bonds and manage risk, choosing bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. In selecting corporate bonds for investment, we analyze fundamental metrics, including the issuer’s cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macroeconomic factors.

Economic Developments Drove Bond Market Performance

By the end of 2013, a sustained economic recovery and a decision by the Federal Reserve Board (the “Fed”) to begin reducing its quantitative easing program drove yields of 10-year U.S. Treasury securities above 3% for the first time in more than two years. However, renewed global economic concerns at the start of 2014 caused Treasury yields to moderate, and the Fed reiterated that short-term interest rates were likely to remain near historically low levels for some time to come. Meanwhile, harsh winter weather in much of the U.S. dampened domestic economic activity; U.S. GDP contracted at a 2.1% annualized rate during the first quarter of 2014, despite continued declines in the unemployment rate.

In contrast, government officials estimated that economic growth rebounded at a 4.2% annualized rate during the second quarter. Labor markets continued to strengthen, inflation accelerated mildly, and the Fed continued to taper its bond purchases. Nonetheless, robust demand for a relatively limited supply of U.S. government securities kept yields low. By the reporting period’s end, yields of 10-year U.S. Treasury securities remained well below year-end 2013 levels, while short-term yields continued to be anchored by an unchanged federal funds rate.As a result, yield differences generally narrowed along the market’s maturity spectrum over the first eight months of 2014.

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

Corporate-backed bonds generally outperformed U.S. government securities as underlying business conditions improved. In addition, corporate bond prices were bolstered by robust demand from income-oriented investors, who resumed their reach for competitive yields.

Security Selection Strategy Boosted Fund Performance

The fund participated more than fully in the corporate bond market’s gains over the reporting period. An emphasis on bonds with BBB credit ratings, which are at the bottom of the investment-grade spectrum, proved especially helpful. Positive contributions to performance were particularly significant among bonds from the financials and industrials sectors.

The fund also benefited from its holdings of international fixed-income securities, including sovereign bonds from Spain and Bermuda. Supranational bonds, which are issued by state-supported companies, also fared well. In addition, an overweighted position in taxable municipal bonds added a degree of value to the fund’s relative performance.

Finally, over most of the reporting period we set the fund’s average duration in a position that was slightly longer than market averages.This strategy enabled the fund to participate more fully in gains stemming from narrowing yield differences along the market’s maturity range.

Strategies for an Improving Economic Environment

The U.S. economic recovery apparently is back on track, and we believe above-trend growth seems likely to persist into 2015. This development raises the risks of higher interest rates, which could spark heightened bond market volatility. In addition, we recognize that corporate bonds have reached richer valuations.

As of the reporting period’s end, we have maintained a relatively constructive investment posture. We have continued to identify what we believe are attractive opportunities throughout the investment-grade corporate bond market, and we have also maintained overweighted positions in the financials and industrials sectors. In our judgment, these strategies position the fund well for further improvement in U.S. economic conditions.

September 15, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

[2]

Source: LIPPER INC. – The Barclays U.S. Intermediate Credit Bond Index is an unmanaged index that consists of dollar denominated, investment grade, publicly issued securities with a maturity of between one and ten years and that are issued by both corporate issuers and non-corporate issuers. Unlike a mutual fund, the Index is not subject to charges, fees, and other expenses.The Barclays U.S. Credit Index is an unmanaged index designed to measure the performance of investment grade securities with a maturity of at least one year, issued by U.S. and foreign industrial, utility and financial issuers and by non- corporate issuers. Investors cannot invest directly in any index.

10

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	Inception		From
	Date	1 Year	Inception
Class M shares	3/2/12	7.21%	4.62%
Investor shares	3/2/12	6.92%	4.36%
Barclays U.S. Intermediate Credit Index	2/29/12	3.55%	1.89	%††
Barclays U.S. Credit Index	2/29/12	9.06%	4.52	%††

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Corporate Bond Fund on 3/2/12 (inception date) to a $10,000 investment made in each of the Barclays U.S. Intermediate Credit Index and the Barclays U.S. Credit Index on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Barclays U.S.
Intermediate Credit Index is an unmanaged index that consists of dollar denominated, investment grade, publicly issued securities with a maturity of between one and ten years and that are issued by both corporate issuers and non-corporate issuers. The Barclays U.S. Credit Index is an unmanaged index designed to measure the performance of investment grade securities with a maturity of at least one year, issued by U.S. and foreign industrial, utility and financial issuers and by non-corporate issuers. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† For comparative purposes, the value of the indices as of 02/29/12 is used as the beginning value on 3/2/12.

The Funds 11

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by Lawrence R. Dunn, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares produced a total return of 0.44%, and Investor shares produced a total return of 0.18%.1 In comparison, the Barclays 1-3 Year U.S. Government Index (the “Index”), the fund’s benchmark, achieved a total return of 0.81%.2

Despite heightened volatility among long-term bonds stemming from changing economic conditions and supply-and-demand dynamics, short-term bonds remained relatively stable as the Federal Reserve Board (the “Fed”) left the overnight federal funds rate unchanged.The fund lagged its benchmark, mainly due to a relatively conservative investment posture as well as the impact of fund fees and expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements.The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market.We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Economic Developments Drove Bond Market Performance

By the end of 2013, a sustained economic recovery and the Fed’s decision to begin reducing its quantitative easing program drove yields of 10-year U.S. Treasury securities above 3% for the first time in more than two years. However, renewed global economic concerns at the start of 2014 caused yields to moderate, and the Fed made clear that short-term interest rates were likely to remain near historically low levels. Meanwhile, harsh winter weather dampened domestic economic activity: U.S. GDP contracted at a 2.1% annualized rate during the first quarter of 2014.

In contrast, government officials estimated that economic growth rebounded at a 4.2% annualized rate during the second quarter. Labor markets continued to strengthen, inflation accelerated mildly, and the Fed continued to taper its bond purchases. Nonetheless, robust demand for U.S. government securities kept yields low. By the reporting period’s end, yields of 10-year U.S. Treasury securities remained well below their year-end 2013 levels, while short-term yields continued to be anchored by

12

an unchanged federal funds rate.As a result, yield differences generally narrowed along the market’s maturity spectrum.These developments had a far greater impact on long-term U.S. government securities than on their short-term counterparts, which remained relatively stable due to the Fed’s unchanged target for short-term interest rates.

Conservative Investment Posture Dampened Relative Results

In light of stable short-term rates and heightened volatility among longer term bonds, we maintained the fund’s average duration in a position we considered to be roughly in line with market averages. Consequently, the fund did not benefit as much as it might have when yield differences narrowed across the maturity spectrum.

The fund achieved better results from its security selection strategy. In an effort to capture higher yields, we maintained overweighted positions in residential and commercial mortgage-backed securities. Most of the fund’s mortgage-backed securities holdings were backed by U.S. government agencies and featured maturities between three and five years, which we believed would provide protection from rising interest rates and potential increases in mortgage prepayment rates. In addition, an overweighted position in taxable municipal bonds added value to the fund’s relative performance.

Strategies for an Improving Economic Environment

The U.S. economic recovery apparently is back on track, and above-trend growth seems likely to persist into 2015. This development raises the risk of rising longer term interest rates, which could spark heightened market volatility. However, the Fed recently confirmed that it intends to maintain its historically low target for the federal funds rate for “a considerable time” after its quantitative easing program ends.

Therefore, we have maintained the fund’s neutral duration posture, and its focus on higher yielding alternatives to U.S.Treasury securities. In our judgment, these are prudent strategies for today’s changing market environment.

September 15, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays 1-3Year U.S.
Government Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities, and nonconvertible investment-
grade credit debt, with an average maturity of 1-10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Funds 13

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	1 Year	5 Years	10 Years
Class M shares	0.44%	0.53%	2.20%
Investor shares	0.18%	0.25%	1.93%
Barclays 1-3 Year U.S. Government Index	0.81%	1.14%	2.61%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Short-Term U.S. Government Securities Fund on 8/31/04 to a $10,000 investment made in the Barclays 1-3 Year U.S. Government Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-3 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

14

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon fixed income fund from March 1, 2014 to August 31, 2014. It also shows how much as $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2014
	Class M Shares	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.80	$4.07
Ending value (after expenses)	$1,021.20	$1,020.10
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.79	$4.10
Ending value (after expenses)	$1,009.00	$1,008.30
Annualized expense ratio (%)	.55	.81
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.87	$4.19
Ending value (after expenses)	$1,030.00	$1,028.70
Annualized expense ratio (%)	.56	.82
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.62	$3.93
Ending value (after expenses)	$1,000.70	$999.30
Annualized expense ratio (%)	.52	.78

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Funds 15

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2014
	Class M Shares	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.80	$4.08
Ending value (after expenses)	$1,022.43	$1,021.17
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.80	$4.13
Ending value (after expenses)	$1,022.43	$1,021.12
Annualized expense ratio (%)	.55	.81
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.85	$4.18
Ending value (after expenses)	$1,022.38	$1,021.07
Annualized expense ratio (%)	.56	.82
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.65	$3.97
Ending value (after expenses)	$1,022.58	$1,021.27
Annualized expense ratio (%)	.52	.78

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16

STATEMENT OF INVESTMENTS

August 31, 2014

BNY Mellon Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—98.9%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./Auto Receivables—.7%
AmeriCredit Automobile Receivables Trust, Ser. 2013-2, Cl. A3	0.65	12/8/17	7,160,000		7,161,414
Casinos—.3%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	1,043,000	[a]	1,056,862
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.35	10/1/15	753,000	[a]	744,039
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	1,243,000	[a]	1,224,628
					3,025,529
Commercial Mortgage Pass-Through Ctfs.—1.1%
Commercial Mortgage Asset Trust, Ser. 1999-C1, Cl. D	7.30	1/17/32	222,228	[b]	222,243
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/45	730,000		752,107
WFRBS Commercial Mortgage Trust, Ser. 2011-C5, Cl. A2	2.68	11/15/44	1,110,000		1,144,762
WFRBS Commerical Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/45	9,045,000		8,989,902
					11,109,014
Consumer Discretionary—4.9%
21st Century Fox America, Gtd. Notes	6.15	3/1/37	5,054,000		6,150,238
Amazon.com, Sr. Unscd. Notes	2.50	11/29/22	6,675,000		6,392,814
Comcast, Gtd. Notes	3.13	7/15/22	11,887,000		12,191,711
Discovery Communications, Gtd. Notes	3.70	6/1/15	7,050,000		7,218,953
eBay, Sr. Unscd. Notes	2.88	8/1/21	5,245,000		5,263,583
Time Warner, Gtd. Notes	4.00	1/15/22	7,570,000		7,989,893
Time Warner Cable, Gtd. Notes	4.13	2/15/21	5,220,000		5,654,226
					50,861,418
Consumer Staples—2.9%
Anheuser-Busch InBev Worldwide, Gtd. Notes	2.50	7/15/22	6,160,000		6,047,438
ConAgra Foods, Sr. Unscd. Notes	3.20	1/25/23	2,022,000		1,996,304
PepsiCo, Sr. Unscd. Notes	4.50	1/15/20	7,040,000		7,870,636
Pernod Ricard, Sr. Unscd. Notes	4.45	1/15/22	5,610,000	[a]	6,039,978
Walgreen, Sr. Unscd. Notes	3.10	9/15/22	8,355,000		8,290,424
					30,244,780
Energy—1.0%
BP Capital Markets, Gtd. Notes	3.20	3/11/16	4,990,000		5,189,715
Petrobras International Finance, Gtd. Notes	5.38	1/27/21	5,355,000		5,672,552
					10,862,267
Financial—18.6%
American International Group, Sr. Unscd. Notes	5.85	1/16/18	8,300,000		9,419,853
Bank of America, Sr. Unscd. Notes	2.60	1/15/19	18,500,000		18,699,523
BlackRock, Sr. Unscd. Notes	6.25	9/15/17	7,860,000		8,981,213
Boston Properties, Sr. Unscd. Notes	4.13	5/15/21	7,185,000		7,737,577
Citigroup, Sr. Unscd. Notes	2.50	9/26/18	7,075,000		7,189,205
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	3,135,000		3,559,219

The Funds 17

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
Citizens Financial Group, Sub. Notes	4.15	9/28/22	8,555,000	[a]	8,701,333
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	6,225,000		6,460,517
General Electric Capital, Jr. Sub. Cap. Secs., Ser. C	5.25	6/29/49	4,930,000	[b,c]	5,047,088
General Electric Capital, Sub. Notes	5.30	2/11/21	8,285,000		9,512,820
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	8,270,000		10,220,843
HSBC Finance, Sr. Sub. Notes	6.68	1/15/21	10,510,000		12,631,507
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	5,770,000		5,688,822
MetLife, Sr. Unscd. Notes	7.72	2/15/19	6,865,000		8,502,783
Morgan Stanley, Sub. Notes	4.88	11/1/22	11,490,000		12,432,858
NYSE Euronext, Gtd. Notes	2.00	10/5/17	7,340,000		7,460,530
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	7,135,000		7,435,334
Rabobank Nederland, Gtd. Notes	4.50	1/11/21	8,060,000		8,971,256
Royal Bank of Canada, Sr. Unscd. Notes	1.25	6/16/17	8,385,000		8,397,829
Simon Property Group, Sr. Unscd. Notes	5.65	2/1/20	8,782,000		10,248,085
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	6,630,000		6,690,061
Toyota Motor Credit, Sr. Unscd. Notes	1.13	5/16/17	5,615,000		5,615,163
Wachovia, Sub. Notes	5.63	10/15/16	5,545,000		6,068,248
					195,671,667
Foreign/Governmental—2.0%
Mexican Government, Sr. Unscd. Notes	5.63	1/15/17	5,975,000		6,617,313
Mexican Government, Sr. Unscd. Notes	6.63	3/3/15	1,480,000		1,524,237
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/22	5,345,000		5,820,705
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,500,000		7,136,883
					21,099,138
Health Care—.9%
Amgen, Sr. Unscd. Notes	5.65	6/15/42	7,955,000		9,477,881
Industrial—1.7%
ABB Finance USA, Gtd. Notes	2.88	5/8/22	11,060,000		11,086,389
Burlington Northern Santa Fe, Sr. Unscd. Debs	3.45	9/15/21	6,415,000		6,703,361
					17,789,750
Information Technology—2.2%
Intel, Sr. Unscd. Notes	2.70	12/15/22	10,900,000		10,732,500
Oracle, Sr. Unscd. Notes	5.75	4/15/18	10,410,000		11,921,594
					22,654,094
Materials—.7%
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	7,075,000		7,281,526
Municipal Bonds—5.9%
Chicago, GO	7.78	1/1/35	6,460,000		7,776,031
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	3.00	7/1/20	14,000,000		14,251,860

18

BNY Mellon Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Municipal Bonds (continued)
Illinois, GO	4.42	1/1/15	4,935,000		4,999,994
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	3,985,000		4,362,180
Metropolitan Transportation Authority,
Special Obligation Taxable Bonds	3.02	7/1/24	9,700,000		9,763,438
New Jersey Economic Development Authority,
School Facilities Construction Revenue	1.10	6/15/16	7,425,000		7,409,185
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution
Revenue (Build America Bonds)	6.28	6/15/42	5,430,000		6,281,424
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	3,550,000		4,219,601
University of California Regents, Medical Center
Pooled Revenue (Build America Bonds)	5.44	5/15/23	2,715,000		3,163,491
					62,227,204
Telecommunications—2.8%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	7,980,000		8,855,965
Telefonica Emisiones, Gtd. Notes	5.13	4/27/20	9,395,000		10,479,033
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	8,490,000		9,619,340
					28,954,338
U.S. Government Agencies/Mortgage-Backed—30.2%
Federal Home Loan Mortgage Corp.:
3.00%, 9/1/27—11/1/28			21,325,481	[d]	22,095,819
3.50%, 12/1/28—6/1/43			18,800,647	[d]	19,461,075
4.00%, 6/1/26—4/1/44			16,459,454	[d]	17,566,568
4.50%, 5/1/39—11/1/41			37,864,196	[d]	41,258,482
5.00%, 12/1/39—7/1/40			11,280,628	[d]	12,485,549
5.50%, 12/1/37—12/1/38			7,240,454	[d]	8,037,056
Federal National Mortgage Association:
2.50%, 3/1/28—7/1/28			29,291,179	[d]	29,799,637
3.00%, 10/1/32—5/1/43			18,116,812	[d]	18,318,222
3.35%, 4/1/41			4,598,324	[b,d]	4,869,137
3.50%, 9/1/26—8/1/44			45,783,066	[d]	47,564,355
4.00%, 2/1/41—4/1/42			19,098,186	[d]	20,280,336
4.50%, 3/1/23—4/1/44			5,852,131	[d]	6,305,718
5.00%, 12/1/21—11/1/43			12,914,517	[d]	14,208,132
5.50%, 2/1/38—1/1/39			20,128,057	[d]	22,500,798
6.00%, 4/1/33—9/1/36			2,548,378	[d]	2,891,947
REMIC, Ser. 2014-28, Cl. ND 3.00%, 3/25/40			7,314,264	[d]	7,496,931
REMIC, Ser. 2011-8, Cl. PV, 4.00%, 1/25/30			3,777,000	[d]	3,971,385
Government National Mortgage Association I;
5.00%, 11/15/34—3/15/36			7,015,364		7,739,968
Government National Mortgage Association II;
3.00%, 1/20/44			10,217,742		10,386,744
					317,237,859

The Funds 19

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Securities—22.5%
U.S. Treasury Inflation Protected Securities:
Notes, 0.13%, 4/15/18			12,052,507	[e]	12,308,623
Notes, 0.13%, 1/15/23			12,457,354	[e]	12,382,410
Notes, 0.63%, 7/15/21			8,903,561	[c,e]	9,306,304
Notes, 1.38%, 7/15/18			13,793,146	[e]	14,869,121
Notes, 1.38%, 1/15/20			11,026,711	[c,e]	11,954,509
U.S. Treasury Notes:
0.25%, 4/15/16			6,250,000		6,240,113
0.63%, 9/30/17			24,750,000	[c]	24,458,990
0.88%, 9/15/16			21,000,000		21,144,375
0.88%, 12/31/16			21,500,000		21,599,932
0.88%, 1/31/17			20,250,000		20,334,645
0.88%, 5/15/17			33,000,000	[c]	33,037,389
1.25%, 4/30/19			2,415,000	[c]	2,380,661
1.38%, 9/30/18			16,470,000	[c]	16,446,201
2.00%, 11/30/20			12,890,000		12,943,880
2.63%, 1/31/18			16,250,000		17,039,653
					236,446,806
Utilities—.5%
Hydro-Quebec, Gov’t Gtd. Notes	2.00	6/30/16	5,130,000		5,253,679
Total Bonds and Notes
(cost $1,005,845,748)					1,037,358,364

Other Investment—.7%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $7,816,922)			7,816,922	[f]	7,816,922

20

BNY Mellon Bond Fund (continued)

Investment of Cash Collateral for Securities Loaned—.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $2,385,000)	2,385,000 [f]	2,385,000
Total Investments (cost $1,016,047,670)	99.8%	1,047,560,286
Cash and Receivables (Net)	.2%	1,889,570
Net Assets	100.0%	1,049,449,856

GO—General Obligation
REMIC—Real Estate Mortgage Investment Conduit

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2014, these securities were valued at $17,766,840 or 1.7% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Security, or portion thereof, on loan.At August 31, 2014, the value of the fund’s securities on loan was $78,407,395 and the value of the collateral held by the fund was
$81,263,834, consisting of cash collateral of $2,385,000 and U.S. Government & Agency securities valued at $78,878,834.
[d] The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with
FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government Agencies/Mortgage-Backed	52.7	Commercial Mortgage-Backed	1.1
Corporate Bonds	36.5	Money Market Investments	.9
Municipal Bonds	5.9	Asset-Backed	.7
Foreign/Governmental	2.0		99.8

† Based on net assets.
See notes to financial statements.

The Funds 21

STATEMENT OF INVESTMENTS
August 31, 2014

BNY Mellon Intermediate Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—98.3%	Rate (%)	Date	Amount ($)		Value ($)
Asset—Backed Ctfs./Auto Receivables—.5%
Santander Drive Auto Receivables Trust, Ser. 2011-1, Cl. D	4.01	2/15/17	4,321,000		4,436,187
Casinos—.2%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	777,000	[a]	787,326
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.35	10/1/15	370,000	[a]	365,597
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	949,000	[a]	934,974
					2,087,897
Commercial Mortgage Pass-Through Ctfs.—2.7%
Banc of America Commerical Mortgage Trust, Ser. 2005-4, Cl. A5A	4.93	7/10/45	10,470,000		10,728,672
GCCFC Commercial Mortgage Trust, Ser. 2005-GG3, Cl. A4	4.80	8/10/42	3,452,069	[b]	3,469,238
GE Capital Commercial Mortgage, Ser. 2005-C2, Cl. AJ	5.06	5/10/43	2,290,000	[b]	2,347,218
GE Capital Commercial Mortgage
Corporation Trust, Ser. 2006-C1, Cl. A4	5.45	3/10/44	2,908,524	[b]	3,043,691
Morgan Stanley Capital I Trust, Ser. 2006-HQ10, Cl. A4FX	5.33	11/12/41	4,814,195		5,163,619
					24,752,438
Consumer Discretionary—5.8%
21st Century Fox America, Gtd. Notes	3.00	9/15/22	7,200,000		7,131,492
Amazon.com, Sr. Unscd. Notes	1.20	11/29/17	6,345,000	[c]	6,312,184
Discovery Communications, Gtd. Notes	3.70	6/1/15	4,800,000		4,915,032
Grupo Televisa, Sr. Unscd. Notes	6.00	5/15/18	6,120,000		6,945,588
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	1,760,000		1,873,182
NBCUniversal Media, Gtd. Notes	4.38	4/1/21	7,050,000		7,801,763
Stanford University, Unscd. Bonds	4.75	5/1/19	5,000,000		5,623,055
Time Warner Cable, Gtd. Notes	4.13	2/15/21	4,455,000		4,825,589
Time Warner, Gtd. Notes	4.00	1/15/22	7,400,000		7,810,463
					53,238,348
Consumer Staples—7.0%
Anheuser-Busch InBev Worldwide, Gtd. Notes	1.38	7/15/17	3,430,000		3,453,238
Coca-Cola, Sr. Unscd. Notes	0.75	11/1/16	3,345,000		3,345,268
ConAgra Foods, Sr. Unscd. Notes	3.20	1/25/23	3,536,000		3,491,065
CVS Caremark, Sr. Unscd. Notes	2.25	8/12/19	4,340,000		4,344,366
Diageo Capital, Gtd. Notes	1.50	5/11/17	5,300,000		5,358,221
Dr. Pepper Snapple Group, Gtd. Notes	2.60	1/15/19	6,145,000		6,247,111
Kroger, Sr. Unscd. Notes	2.30	1/15/19	4,570,000		4,605,673
McDonald’s, Sr. Unscd. Notes	5.80	10/15/17	4,460,000		5,064,049
Mondelez International, Sr. Unscd. Notes	4.13	2/9/16	6,930,000		7,256,438
Pernod Ricard, Sr. Unscd. Notes	4.45	1/15/22	4,520,000	[a]	4,866,435
Walgreen, Sr. Unscd. Notes	1.80	9/15/17	7,280,000		7,337,163
Wal-Mart Stores, Sr. Unscd. Notes	3.63	7/8/20	7,920,000		8,518,396
					63,887,423

22

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Energy—1.6%
BP Capital Markets, Gtd. Notes	3.20	3/11/16	6,250,000		6,500,144
Occidental Petroleum, Sr. Unscd. Notes	4.13	6/1/16	3,005,000		3,181,418
Petrobras International Finance, Gtd. Notes	3.88	1/27/16	5,000,000		5,152,480
					14,834,042
Financial—17.4%
American Express Credit, Sr. Unscd. Notes	2.75	9/15/15	5,010,000		5,131,693
American Honda Finance, Unscd. Notes	1.20	7/14/17	3,450,000		3,451,076
American International Group, Sr. Unscd. Notes	5.85	1/16/18	5,925,000		6,724,413
Bank of America, Sr. Unscd. Notes	2.60	1/15/19	14,500,000		14,656,383
Boston Properties, Sr. Unscd. Notes	3.70	11/15/18	6,948,000		7,408,263
Citigroup, Sr. Unscd. Notes	2.50	9/26/18	7,780,000		7,905,585
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	3,590,000		4,075,788
Fidelity National Inform, Gtd. Notes	3.88	6/5/24	5,470,000		5,581,304
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	5,035,000		5,225,494
General Electric Capital, Jr. Sub. Cap. Secs., Ser. C	5.25	6/29/49	3,550,000	[b,c]	3,634,313
General Electric Capital, Sub. Notes	5.30	2/11/21	2,765,000		3,174,767
Goldman Sachs Group, Sr. Unscd. Notes	3.30	5/3/15	7,780,000		7,928,240
HSBC Finance, Sr. Sub. Notes	6.68	1/15/21	9,502,000		11,420,036
John Deere Capital, Sr. Unscd. Notes	1.25	12/2/14	3,000,000		3,007,665
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	7,895,000		7,783,925
MetLife, Sr. Unscd. Notes	6.75	6/1/16	4,450,000		4,910,152
Morgan Stanley, Sub. Notes	4.88	11/1/22	7,610,000		8,234,469
NYSE Euronext, Gtd. Notes	2.00	10/5/17	6,660,000		6,769,364
Private Export Funding, Gov’t Gtd. Notes, Ser. Z	4.38	3/15/19	1,065,000		1,184,605
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	4,735,000		4,934,310
Rabobank Nederland, Sr. Unscd. Notes	1.70	3/19/18	6,820,000		6,862,570
Royal Bank of Canada, Covered Bonds	1.20	9/19/18	3,330,000		3,321,702
Royal Bank of Scotland Group, Sr. Unscd. Notes	2.55	9/18/15	5,920,000		6,025,761
Simon Property Group, Sr. Unscd. Notes	4.20	2/1/15	6,682,000		6,720,649
Societe Generale, Gtd. Notes	2.63	10/1/18	4,145,000		4,246,084
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	3,650,000		3,683,065
Toyota Motor Credit, Sr. Unscd. Notes	2.10	1/17/19	5,640,000		5,692,181
					159,693,857
Foreign/Governmental—1.6%
Mexican Government, Sr. Unscd. Notes	6.63	3/3/15	1,064,000		1,095,803
Province of Nova Scotia Canada, Sr. Unscd. Bonds	5.13	1/26/17	5,430,000	[c]	5,981,976
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,515,000		7,153,353
					14,231,132

The Funds 23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care—3.5%
AbbVie, Sr. Unscd. Notes	1.20	11/6/15	6,440,000		6,477,043
Amgen, Sr. Unscd. Notes	5.70	2/1/19	2,905,000		3,337,360
AstraZeneca, Sr. Unscd. Notes	5.90	9/15/17	6,090,000		6,899,404
GlaxoSmithKline Capital, Gtd. Bonds	5.65	5/15/18	5,853,000		6,705,489
Pfizer, Sr. Unscd. Notes	6.20	3/15/19	4,050,000		4,780,681
Thermo Fisher Scientific, Sr. Unscd. Notes	3.20	3/1/16	4,220,000		4,370,443
					32,570,420
Industrial—1.6%
ABB Finance USA, Gtd. Notes	1.63	5/8/17	6,107,000	[c]	6,168,284
Caterpillar Financial Services, Sr. Unscd. Notes	2.10	6/9/19	6,590,000		6,623,233
United Technologies, Sr. Unscd. Notes	6.13	2/1/19	1,860,000		2,188,338
					14,979,855
Information Technology—4.6%
Adobe Systems, Sr. Unscd. Notes	4.75	2/1/20	6,414,000		7,119,251
Apple, Sr. Unscd. Notes	1.00	5/3/18	5,915,000		5,801,976
Cisco Systems, Sr. Unscd. Notes	2.13	3/1/19	7,265,000		7,319,967
EMC, Sr. Unscd. Notes	1.88	6/1/18	5,710,000		5,729,854
Intel, Sr. Unscd. Notes	1.35	12/15/17	7,930,000		7,931,538
Oracle, Sr. Unscd. Notes	5.75	4/15/18	7,000,000		8,016,442
					41,919,028
Materials—.8%
Dow Chemical, Sr. Unscd. Notes	4.25	11/15/20	6,545,000		7,154,038
Municipal Bonds—5.5%
California, GO (Various Purpose)	5.95	4/1/16	3,255,000		3,531,317
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue Bonds	3.00	7/1/20	11,000,000		11,197,890
Illinois, GO	4.42	1/1/15	4,750,000		4,812,558
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	9,625,000		10,536,006
Metropolitan Transportation Authority,
Special Obligation Taxable Bonds	3.02	7/1/24	8,400,000		8,454,936
New Jersey Economic Development Authority,
School Facilities Construction Revenue	1.10	6/15/16	6,450,000		6,436,262
University of California Regents, General Revenue	1.80	7/1/19	5,675,000		5,620,520
					50,589,489
Telecommunication Services—3.4%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	6,960,000		7,723,999
British Telecommunications, Sr. Unscd. Notes	1.25	2/14/17	4,900,000		4,902,489
Telefonica Emisiones, Gtd. Notes	3.99	2/16/16	6,635,000		6,928,758
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	10,515,000		11,913,705
					31,468,951

24

BNY Mellon Intermediate Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies—1.0%
Federal Home Loan Bank, Bonds	1.38	3/9/18	5,500,000		5,517,908
Federal National Mortgage Association, Notes	2.00	4/30/20	3,610,000	[d]	3,616,852
					9,134,760
U.S. Government Agencies/Mortgage-Backed—2.6%
Federal Home Loan Mortgage Corp.:
REMIC, Ser. 3977, Cl. GA, 1.50%, 7/15/19			5,603,850	[d]	5,646,997
Federal National Mortgage Association:
3.69%, 6/1/17			4,826,561	[d]	5,141,306
Ser. 2010-9, Cl. A, 4.00%, 11/25/23			106,624	[d]	107,043
Government National Mortgage Association I:
Ser. 2013-17, Cl. AB, 2.30%, 1/16/49			3,332,633		3,324,196
Ser. 2009-119, Cl. B, 4.29%, 2/16/41			701,013		712,488
Ser. 2005-59, Cl. C, 4.98%, 2/16/37			8,662,137	[b]	9,086,495
					24,018,525
U.S. Government Securities—37.8%
U.S. Treasury Bonds;
7.25%, 5/15/16			1,500,000		1,674,024
U.S. Treasury Inflation Protected Securities:
Notes, 0.13%, 4/15/17			18,504,406	[e]	18,940,277
Notes, 0.13%, 4/15/18			22,934,817	[e]	23,422,182
Notes, 0.63%, 7/15/21			7,486,604	[c,e]	7,825,253
Notes, 1.38%, 7/15/18			8,620,716	[e]	9,293,201
U.S. Treasury Notes:
0.25%, 9/15/15			11,375,000	[c]	11,390,550
0.25%, 12/15/15			26,655,000		26,666,968
0.25%, 12/31/15			8,000,000	[c]	8,003,752
0.38%, 8/31/15			10,390,000		10,417,398
0.50%, 6/15/16			16,450,000		16,473,458
0.63%, 7/15/16			32,500,000		32,602,213
0.63%, 2/15/17			4,500,000		4,489,979
0.63%, 5/31/17			7,325,000	[c]	7,278,647
0.63%, 9/30/17			19,500,000	[c]	19,270,719
0.75%, 1/15/17			5,000,000		5,007,225
0.88%, 12/31/16			15,750,000		15,823,206
0.88%, 1/31/17			40,220,000		40,388,120
0.88%, 2/28/17			15,750,000	[c]	15,802,290
1.00%, 9/30/16			3,610,000	[c]	3,642,999
1.50%, 6/30/16			12,150,000		12,382,320
2.00%, 11/30/20			4,590,000		4,609,186
2.13%, 2/29/16			27,995,000		28,755,008
2.63%, 1/31/18			5,765,000		6,045,144
2.75%, 2/15/24			3,100,000		3,215,766
3.25%, 7/31/16			7,135,000	[c]	7,510,701
4.50%, 11/15/15			6,070,000		6,383,813
					347,314,399

The Funds 25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Utilities—.7%
Duke Energy Carolinas, First Mortgage Bonds	1.75	12/15/16	3,010,000	3,073,023
Hydro-Quebec, Gov’t Gtd. Notes	2.00	6/30/16	3,655,000	3,743,118
				6,816,141
Total Bonds and Notes
(cost $885,037,595)				903,126,930

Other Investment—1.1%			Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $10,090,672)			10,090,672 [f]	10,090,672

Investment of Cash Collateral for
Securities Loaned—.5%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $4,090,700)			4,090,700 [f]	4,090,700
Total Investments (cost $899,218,967)			99.9%	917,308,302
Cash and Receivables (Net)			.1%	1,353,914
Net Assets			100.0%	918,662,216

GO—General Obligation
REMIC—Real Estate Mortgage Investment Conduit

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2014, these securities were valued at $6,954,332 or .8% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Security, or portion thereof, on loan.At August 31, 2014, the value of the fund’s securities on loan was $70,600,092 and the value of the collateral held by the fund was
$72,502,228, consisting of cash collateral of $4,090,700 and U.S. Government & Agency securities valued at $68,411,528.
[d] The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with
FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Corporate Bonds	46.6	Foreign/Governmental	1.6
U.S. Government Agencies/Mortgage-Backed	41.4	Money Market Investments	1.6
Municipal Bonds	5.5	Asset-Backed	.5
Commercial Mortgage-Baked	2.7		99.9

† Based on net assets.
See notes to financial statements.

26

STATEMENT OF INVESTMENTS

August 31, 2014

BNY Mellon Corporate Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—98.9%	Rate (%)	Date	Amount ($)		Value ($)
Automobiles & Components—2.4%
Hyundai Capital America, Sr. Unscd. Notes	1.88	8/9/16	3,000,000	[a]	3,042,771
Johnson Controls, Sr. Unscd. Notes	3.75	12/1/21	4,500,000		4,714,407
Nissan Motor Acceptance, Unscd. Notes	0.93	9/26/16	5,000,000	[a,b]	5,033,290
Volkswagen Group of America Finance, Gtd. Notes	2.13	5/23/19	5,000,000	[a]	4,999,210
					17,789,678
Banks—11.9%
American Express Centurion Bank, Sr. Unscd. Notes	0.68	11/13/15	2,375,000	[b]	2,385,970
BAC Capital Trust XIV, Gtd. Notes, Ser. G	4.00	9/29/49	3,000,000	[b,c]	2,467,500
Bank of America, Sub. Notes	4.20	8/26/24	5,000,000		5,081,630
Bank of America, Sub. Notes	5.49	3/15/19	2,000,000		2,249,768
Barclays Bank, Sub. Notes	6.05	12/4/17	6,500,000	[a]	7,331,688
BBVA Bancomer SA Texas, Sr. Unscd. Notes	4.38	4/10/24	4,000,000	[a]	4,120,000
BPCE, Gtd. Notes	4.00	4/15/24	5,000,000		5,183,300
Citigroup, Sub. Notes	4.05	7/30/22	7,000,000		7,227,108
Goldman Sachs Group, Sub. Notes	5.63	1/15/17	2,000,000		2,185,782
Goldman Sachs Group, Sr. Unscd. Notes	6.15	4/1/18	4,000,000		4,559,772
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	1,250,000		1,232,414
Morgan Stanley, Sub. Notes	4.88	11/1/22	7,000,000		7,574,413
Rabobank Nederland, Sr. Unscd. Notes	1.70	3/19/18	5,210,000		5,242,521
RBS Citizens Financial Group, Sub. Notes	4.15	9/28/22	6,000,000	[a]	6,102,630
Royal Bank of Scotland Group, Sub Notes	5.13	5/28/24	5,000,000		5,109,255
Santander Issuances, Gtd. Notes	5.91	6/20/16	5,750,000	[a]	6,125,854
Societe Generale, Gtd. Notes	2.75	10/12/17	6,000,000		6,195,930
Wells Fargo & Co., Sub. Notes	5.13	9/15/16	1,000,000		1,080,681
Wells Fargo Bank, Sub. Notes	5.75	5/16/16	2,465,000		2,668,562
Westpac Banking, Sub. Notes	4.63	6/1/18	4,750,000		5,160,994
					89,285,772
Capital Goods—2.5%
ABB Finance USA, Gtd. Notes	2.88	5/8/22	2,000,000		2,004,772
CRH America, Gtd. Notes	4.13	1/15/16	250,000		260,741
CRH America, Gtd. Notes	6.00	9/30/16	5,500,000		6,037,927
Pentair Finance, Gtd. Notes	2.65	12/1/19	4,500,000		4,506,863
Valmont Industries, Gtd. Notes	6.63	4/20/20	5,000,000		5,949,315
					18,759,618
Commercial & Professional Services—.8%
Waste Management, Gtd. Notes	3.50	5/15/24	2,000,000		2,038,760
Waste Management, Gtd. Notes	4.75	6/30/20	3,853,000		4,302,576
					6,341,336

The Funds 27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Consumer Durables & Apparel—1.9%
Hasbro, Sr. Unscd. Notes	3.15	5/15/21	3,000,000		3,043,023
Mattel, Sr. Unscd. Notes	1.70	3/15/18	2,000,000		1,993,644
Mattel, Sr. Unscd. Notes	2.35	5/6/19	2,000,000		2,002,768
NVR, Sr. Unscd. Notes	3.95	9/15/22	6,775,000		6,939,524
					13,978,959
Consumer Services—.9%
Brinker International, Sr. Unscd. Notes	2.60	5/15/18	3,650,000		3,669,400
George Washington University, Unscd. Notes	1.83	9/15/17	3,000,000		3,043,011
					6,712,411
Diversified Financials—11.2%
American Express, Sr. Unscd. Notes	7.00	3/19/18	3,250,000		3,829,979
Apollo Management Holding, Gtd. Notes	4.00	5/30/24	7,000,000	[a]	7,130,291
Bear Stearns, Sub. Notes	5.55	1/22/17	4,800,000		5,258,861
Blackstone Holdings Finance, Gtd. Notes	4.75	2/15/23	3,000,000	[a]	3,340,968
Blackstone Holdings Finance, Gtd. Notes	6.63	8/15/19	2,000,000	[a]	2,396,242
Carlyle Holdings Finance, Gtd. Notes	3.88	2/1/23	5,736,000	[a]	5,984,960
Caterpillar Financial Services, Sr. Unscd. Notes, Ser. G	1.25	11/6/17	2,000,000		1,994,804
Ford Motor Credit, Sr. Unscd. Notes	4.25	2/3/17	5,500,000		5,871,569
General Electric Capital, Jr. Sub. Cap. Secs., Ser. C	5.25	6/29/49	6,250,000	[b,c]	6,398,437
HSBC Finance, Sr. Sub. Notes	6.68	1/15/21	6,000,000		7,211,136
Jefferies Group, Sr. Unscd. Notes	6.88	4/15/21	2,000,000		2,373,000
Jefferies Group, Sr. Unscd. Bonds	8.50	7/15/19	800,000		1,002,600
John Deere Capital, Sr. Unscd. Notes	2.80	9/18/17	4,000,000		4,182,620
Moody’s, Sr. Unscd. Notes	2.75	7/15/19	2,000,000		2,031,164
Moody’s, Sr. Unscd. Notes	4.50	9/1/22	5,000,000		5,333,310
Nomura Holdings, Sr. Unscd. Bonds	2.00	9/13/16	3,107,000		3,154,938
NYSE Euronext, Gtd. Notes	2.00	10/5/17	4,500,000		4,573,895
Stifel Financial, Sr. Unscd. Notes	4.25	7/18/24	7,000,000		7,135,653
Synchrony Financial, Sr. Unscd. Notes	3.75	8/15/21	3,000,000		3,064,485
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	1,750,000		1,765,853
					84,034,765
Energy—6.1%
Continental Resources, Gtd. Notes	5.00	9/15/22	6,000,000		6,480,000
Devon Energy, Sr. Unscd. Notes	1.88	5/15/17	3,250,000		3,302,592
Energy Transfer Partners, Sr. Unscd. Notes	4.65	6/1/21	2,500,000		2,718,170
EQT Midstream Partners, Gtd. Notes	4.00	8/1/24	5,000,000		5,052,050
Petrobras International Finance, Gtd. Notes	5.38	1/27/21	6,500,000		6,885,450
Pioneer Natural Resource, Sr. Unscd. Notes	3.95	7/15/22	5,000,000		5,249,950
Rowan Companies, Gtd. Notes	4.75	1/15/24	1,000,000		1,056,817
Rowan Companies, Gtd. Notes	5.00	9/1/17	1,050,000		1,141,548
Rowan Companies, Gtd. Notes	7.88	8/1/19	3,000,000		3,693,081

28

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Energy (continued)
Schlumberger Investment, Gtd. Notes	1.25	8/1/17	3,000,000	[a]	3,003,189
Sunoco Logistics Partners Operations, Gtd. Notes	3.45	1/15/23	3,000,000		2,957,028
Sunoco Logistics Partners Operations, Gtd. Notes	4.25	4/1/24	1,250,000		1,299,329
Weatherford International, Gtd. Notes	5.13	9/15/20	2,252,000		2,509,151
					45,348,355
Food & Staples Retailing—.9%
CVS Caremark, Sr. Unscd. Notes	2.25	12/5/18	2,000,000		2,022,438
Walgreen, Sr. Unscd. Notes	3.10	9/15/22	4,500,000		4,465,220
					6,487,658
Food, Beverage & Tobacco—3.6%
Anheuser-Busch InBev Finance, Gtd. Notes	1.25	1/17/18	5,000,000		4,970,650
Anheuser-Busch InBev Worldwide, Gtd. Notes	1.38	7/15/17	1,000,000		1,006,775
ConAgra Foods, Sr. Unscd. Notes	1.90	1/25/18	1,500,000		1,501,056
ConAgra Foods, Sr. Unscd. Notes	3.20	1/25/23	3,075,000		3,035,923
Flowers Foods, Sr. Unscd. Notes	4.38	4/1/22	2,850,000		3,040,334
General Mills, Sr. Unscd. Notes	0.53	1/29/16	2,000,000	[b]	2,005,402
Grupo Bimbo, Gtd. Notes	3.88	6/27/24	3,000,000	[a]	3,033,570
Kraft Foods Group, Sr. Unscd. Notes	1.63	6/4/15	3,500,000		3,531,133
Pernod-Ricard, Sr. Unscd. Notes	5.75	4/7/21	4,000,000	[a]	4,630,068
					26,754,911
Foreign/Governmental—3.6%
Bermudian Government, Sr. Unscd. Notes	5.60	7/20/20	5,102,000	[a]	5,663,220
Commonwealth of Bahamas, Sr. Unscd. Notes	5.75	1/16/24	4,000,000	[a]	4,260,000
North American Development Bank, Sr. Unscd. Notes	2.30	10/10/18	3,000,000		3,049,218
Petroleos Mexicanos, Gtd. Notes	2.25	7/18/18	5,000,000	[b]	5,257,500
Petroleos Mexicanos, Gtd. Notes	5.50	1/21/21	2,000,000		2,260,000
Spanish Government, Sr. Unscd. Notes	4.00	3/6/18	6,000,000	[a]	6,424,380
					26,914,318
Health Care Equipment & Services—2.2%
Aetna, Sr. Unscd. Notes	2.20	3/15/19	4,000,000		4,013,828
Dignity Health, Unscd. Notes	3.13	11/1/22	5,000,000		4,775,205
UnitedHealth Group, Sr. Unscd. Notes	1.40	10/15/17	3,000,000		3,004,203
WellPoint, Sr. Unscd. Notes	1.25	9/10/15	5,000,000		5,032,215
					16,825,451
Insurance—4.9%
American International Group, Sr. Unscd. Notes	5.85	1/16/18	4,750,000		5,390,879
Assured Guaranty U.S. Holdings, Gtd. Notes	5.00	7/1/24	7,000,000	[c]	7,289,079
Fairfax, Gtd. Notes	4.88	8/13/24	7,000,000	[a]	6,988,163
Five Corners Funding Trust, Sr. Unscd. Bonds	4.42	11/15/23	2,500,000	[a]	2,673,170
Genworth Holdings, Gtd. Notes	7.70	6/15/20	4,000,000		4,854,908
MetLife, Sr. Unscd. Notes	1.76	12/15/17	5,000,000	[b]	5,045,105

The Funds 29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Insurance (continued)
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	4,250,000		4,428,895
					36,670,199
Materials—2.7%
Allegheny Technologies, Sr. Unscd. Notes	5.88	8/15/23	5,000,000		5,524,580
Anglo American Capital, Gtd. Notes	1.18	4/15/16	3,000,000	[a,b]	3,019,005
Dow Chemical, Sr. Unscd. Notes	4.13	11/15/21	5,500,000		5,899,724
Eastman Chemical, Sr. Unscd. Notes	2.40	6/1/17	2,000,000		2,050,118
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	4,000,000		4,116,764
					20,610,191
Media—4.7%
21st Century Fox America, Gtd. Notes	3.00	9/15/22	4,250,000		4,209,561
Comcast, Gtd. Notes	3.13	7/15/22	5,000,000		5,128,170
Grupo Televisa, Sr. Unscd. Notes	6.00	5/15/18	5,982,000		6,788,972
Thomson Reuters, Gtd. Notes	4.70	10/15/19	5,750,000		6,342,474
Time Warner, Gtd. Notes	4.00	1/15/22	6,250,000		6,596,675
Time Warner Cable, Gtd. Notes	4.13	2/15/21	5,500,000		5,957,518
					35,023,370
Municipal Bonds—6.5%
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	3.00	7/1/20	7,500,000		7,634,925
Illinois, GO	4.42	1/1/15	5,000,000		5,065,850
JobsOhio Beverage System,
Statewide Senior Lien Liquor Profits Revenue	1.82	1/1/18	5,000,000		5,074,100
Kentucky Public Transportation Infrastructure Authority,
Subordinate Toll Revenue, BAN (Downtown Crossing Project)	3.22	7/1/17	2,500,000		2,527,075
New Jersey Economic Development Authority,
School Facilities Construction Revenue	1.06	3/1/16	4,500,000		4,518,315
New Jersey Economic Development Authority,
School Facilities Construction Revenue	1.10	6/15/16	5,215,000		5,203,892
New Jersey Transportation Trust Fund
Authority (Transportation System)	1.76	12/15/18	5,000,000		4,937,150
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	2,500,000		2,971,550
University of California Regents, General Revenue	0.66	7/1/17	2,000,000	[b]	2,008,840
University of California Regents, General Revenue	1.80	7/1/19	2,905,000		2,877,112
West Contra Costa Unified School District,
GO (Build America Bonds)	8.46	8/1/34	5,000,000		6,143,950
					48,962,759
Pharmaceuticals, Biotech & Life Sciences—2.0%
AbbVie, Sr. Unscd. Notes	1.75	11/6/17	5,000,000		5,030,215
Amgen, Sr. Unscd. Notes	3.88	11/15/21	3,500,000		3,733,786
AstraZeneca, Sr. Unscd. Notes	5.90	9/15/17	1,750,000		1,982,587
Teva Pharmaceutical Finance IV, Gtd. Notes	2.25	3/18/20	4,500,000		4,417,335
					15,163,923

30

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Real Estate—7.7%
Boston Properties, Sr. Unscd. Notes	3.70	11/15/18	5,000,000		5,331,220
Camden Property Trust, Sr. Unscd. Notes	5.00	6/15/15	1,170,000		1,209,601
Corporate Office Properties, Gtd. Notes	3.60	5/15/23	5,500,000		5,331,760
CubeSmart, Gtd. Notes	4.80	7/15/22	6,400,000		6,938,675
DDR, Sr. Unscd. Notes	3.50	1/15/21	5,500,000		5,602,542
Essex Portfolio, Gtd. Notes	3.25	5/1/23	2,000,000		1,977,654
First Industrial, Sr. Unscd. Notes	5.95	5/15/17	1,500,000		1,639,437
Lexington Realty Trust, Gtd. Notes	4.40	6/15/24	4,350,000		4,434,712
Liberty Property, Sr. Unscd. Notes	5.50	12/15/16	2,000,000		2,178,830
Liberty Property, Sr. Unscd. Notes	6.63	10/1/17	2,500,000		2,850,053
National Retail Properties, Sr. Unscd. Notes	3.90	6/15/24	4,000,000		4,073,348
Prologis, Gtd. Notes	2.75	2/15/19	3,000,000		3,059,736
Prologis, Gtd. Notes	7.38	10/30/19	2,100,000		2,570,772
Realty Income, Sr. Unscd. Notes	3.88	7/15/24	500,000		510,265
Realty Income, Sr. Unscd. Notes	4.65	8/1/23	3,000,000		3,253,551
Retail Opportunity Investments Partnership, Gtd. Notes	5.00	12/15/23	3,500,000		3,774,036
Weingarten Realty Investors, Sr. Unscd. Notes	3.50	4/15/23	3,000,000		2,982,333
					57,718,525
Retailing—2.0%
AutoNation, Gtd. Notes	5.50	2/1/20	6,000,000		6,600,000
Staples, Sr. Unscd. Notes	4.38	1/12/23	6,000,000	[c]	6,022,404
TJX, Sr. Unscd. Notes	2.75	6/15/21	2,000,000		2,017,258
					14,639,662
Semiconductors & Semiconductor Equipment—1.1%
Intel, Sr. Unscd. Notes	1.35	12/15/17	3,000,000		3,000,582
Maxim Integrated Products, Sr. Unscd. Notes	2.50	11/15/18	5,000,000		5,066,130
					8,066,712
Software & Services—6.2%
Adobe Systems, Sr. Unscd. Notes	4.75	2/1/20	5,000,000		5,549,775
Broadridge Financial Solution, Sr. Unscd. Notes	3.95	9/1/20	4,000,000		4,201,760
CA, Sr. Unscd. Notes	2.88	8/15/18	3,750,000		3,826,159
eBay, Sr. Unscd. Notes	1.35	7/15/17	2,000,000		2,007,638
eBay, Sr. Unscd. Notes	2.88	8/1/21	2,000,000		2,007,086
Fidelity National Information Services, Gtd. Notes	3.50	4/15/23	2,000,000		1,999,970
Fidelity National Information Services, Gtd. Notes	5.00	3/15/22	4,000,000		4,240,204
Fiserv, Gtd. Notes	3.50	10/1/22	7,000,000		7,115,437
Oracle, Sr. Unscd. Notes	5.75	4/15/18	2,000,000		2,290,412
Symantec, Sr. Unscd. Notes	2.75	6/15/17	3,500,000		3,590,153
Symantec, Sr. Unscd. Notes	4.20	9/15/20	2,830,000		2,930,875
Total System Services, Sr. Unscd. Notes	2.38	6/1/18	6,500,000		6,492,200
					46,251,669

The Funds 31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Technology Hardware & Equipment—3.7%
Arrow Electronics, Sr. Unscd. Notes	3.00	3/1/18	3,500,000		3,611,695
Arrow Electronics, Sr. Unscd. Notes	5.13	3/1/21	3,000,000		3,268,233
Avnet, Sr. Unscd. Notes	4.88	12/1/22	5,500,000		5,882,690
Jabil Circuit, Sr. Unscd. Bonds	5.63	12/15/20	4,737,000		5,156,840
NetApp, Sr. Unscd. Notes	2.00	12/15/17	4,000,000		4,045,436
Seagate HDD Cayman, Gtd. Bonds	4.75	1/1/25	5,500,000	[a]	5,637,500
					27,602,394
Telecommunication Services—4.5%
America Movil Sab de CV, Gtd. Notes	5.00	3/30/20	3,980,000		4,424,248
AT&T, Sr. Unscd. Notes	1.70	6/1/17	1,750,000		1,772,865
AT&T, Sr. Unscd. Notes	4.45	5/15/21	3,000,000		3,329,310
British Telecommunications, Sr. Unscd. Notes	2.00	6/22/15	3,000,000		3,034,296
CenturyLink, Sr. Unscd. Notes, Ser. T	5.80	3/15/22	3,000,000		3,180,000
CenturyLink, Sr. Unscd. Notes, Ser. W	6.75	12/1/23	500,000	[c]	555,312
Telefonica Emisiones, Gtd. Notes	4.57	4/27/23	6,500,000	[c]	6,979,752
Telefonos de Mexico, Gtd. Notes	5.50	11/15/19	3,000,000		3,449,940
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	6,500,000		7,364,630
					34,090,353
Transportation—1.9%
Burlington North Santa Fe, Sr. Unscd. Debs.	3.40	9/1/24	5,000,000		5,056,020
ERAC USA Finance, Gtd. Notes	1.40	4/15/16	2,000,000	[a]	2,017,872
GATX, Sr. Unscd. Notes	4.75	6/15/22	3,000,000		3,294,216
Union Pacific, Sr. Unscd. Notes	2.25	2/15/19	4,000,000		4,059,716
					14,427,824
Utilities—3.0%
Black Hills, Sr. Unscd. Notes	4.25	11/30/23	5,000,000		5,400,360
CMS Energy, Sr. Unscd. Notes	4.25	9/30/15	1,400,000		1,451,834
CMS Energy, Sr. Unscd. Notes	5.05	3/15/22	1,500,000		1,704,816
Dominion Resources, Sr. Unscd. Notes	2.25	9/1/15	2,050,000		2,080,904
Duke Energy, Sr. Unscd. Notes	1.63	8/15/17	2,000,000		2,015,616
Georgia Power, Sr. Unscd. Notes	0.75	8/10/15	2,500,000		2,508,513
NextEra Energy Capital Holdings, Gtd. Debs.	2.70	9/15/19	3,000,000		3,061,239
PPL Capital Funding, Gtd. Notes	1.90	6/1/18	2,000,000		2,002,984
PPL Capital Funding, Gtd. Notes	3.95	3/15/24	2,000,000		2,092,262
					22,318,528
Total Bonds and Notes
(cost $724,082,282)					740,779,341

32

BNY Mellon Corporate Bond Fund (continued)

Other Investment—.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $1,556,274)	1,556,274 [d]	1,556,274

Investment of Cash Collateral for
Securities Loaned—2.2%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $16,427,220)	16,427,220 [d]	16,427,220
Total Investments (cost $742,065,776)	101.3%	758,762,835
Liabilities, Less Cash and Receivables	(1.3%)	(9,969,908)
Net Assets	100.0%	748,792,927

BAN—Bond Anticipation Notes
GO—General Obligation

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2014, these securities were valued at $102,958,041 or 13.7% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Security, or portion thereof, on loan.At August 31, 2014, the value of the fund’s securities on loan was $18,363,750 and the value of the collateral held by the fund was
$18,987,746, consisting of cash collateral of $16,427,220 and U.S. Government & Agency securities valued at $2,560,526.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Corporate Bonds	88.8	Money Market Investments	2.4
Municipal Bonds	6.5
Foreign/Governmental	3.6		101.3

† Based on net assets.
See notes to financial statements.

The Funds 33

STATEMENT OF INVESTMENTS
August 31, 2014

BNY Mellon Short-Term U.S. Government Securities Fund
	Coupon	Maturity	Principal
Bonds and Notes—102.8%	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage Pass-Through Ctfs.—1.5%
GE Capital Commercial Mortgage Corporation Trust,
Ser. 2006-C1, Cl. A4	5.45	3/10/44	2,908,524	[a]	3,043,691
JP Morgan Chase Commericial Mortgage Securities Trust,
Ser. 2013-FL3, Cl. A2	0.86	4/15/28	787,391	[a,b]	787,008
					3,830,699
Municipal Bonds—5.2%
California, GO (Various Purpose)	1.05	2/1/16	1,000,000		1,008,140
California, GO (Various Purpose)	1.25	11/1/16	1,000,000		1,007,970
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	1.30	7/1/16	2,745,000		2,775,689
Illinois, GO	4.42	1/1/15	1,700,000		1,722,389
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue	0.86	11/15/15	2,500,000		2,514,675
New York City, GO	5.13	12/1/15	1,100,000		1,162,535
University of California Regents,
General Revenue	0.66	7/1/17	3,000,000	[a]	3,013,260
					13,204,658
U.S. Government Agencies—16.7%
Federal Farm Credit Bank, Bonds	0.69	5/16/17	1,380,000		1,374,625
Federal Home Loan Bank, Bonds	1.30	2/26/18	5,930,000		5,956,910
Federal Home Loan Bank, Bonds	1.38	3/9/18	750,000		752,442
Federal Home Loan Mortgage Corp., Notes	0.75	10/5/16	3,000,000	[c]	3,000,525
Federal Home Loan Mortgage Corp., Notes	1.13	5/19/17	6,500,000	[c]	6,509,861
Federal Home Loan Mortgage Corp., Notes	1.15	7/28/17	4,495,000	[c]	4,481,695
Federal Home Loan Mortgage Corp., Notes	1.25	8/14/17	7,500,000	[c]	7,503,053
Federal National Mortgage Association, Notes	0.50	4/25/16	4,500,000	[c]	4,500,671
Federal National Mortgage Association, Notes	0.65	2/27/17	2,000,000	[c]	1,991,088
Federal National Mortgage Association, Notes, Ser. 2	0.70	1/30/18	2,715,000	[a,c]	2,705,454
Federal National Mortgage Association, Notes	0.75	11/22/17	2,500,000	[a,c]	2,501,657
Federal National Mortgage Association, Notes, Ser. 1	1.00	4/30/18	1,310,000	[c]	1,296,261
					42,574,242

34

BNY Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal				Principal
Bonds and Notes (continued)	Amount ($)		Value ($)		Amount ($)		Value ($)
U.S. Government Agencies/				U.S. Government Agencies/
Mortgage-Backed—32.5%				Mortgage-Backed (continued)
Federal Home Loan Mortgage Corp.:				Federal National Mortgage
4.50%, 12/1/19—9/1/26	8,604,771	[c]	9,080,278	Association (continued):
REMIC, Ser. 3565, Cl. XA,				REMIC, Ser. 2009-111,
4.00%, 8/15/22	334,434	[c]	338,028	Cl. JB, 3.00%, 4/25/39	669,606	[c]	680,810
REMIC, Ser. 3846, Cl. CK,				REMIC, Ser. 2011-7, Cl. DA,
1.50%, 9/15/20	2,059,146	[c]	2,080,528	3.50%, 5/25/24	365,128	[c]	371,577
REMIC, Ser. 3689, Cl. AB,				REMIC, Ser. 2003-122,
2.00%, 12/15/27	50,819	[c]	50,857	Cl. OL, 4.00%, 12/25/18	1,698,621	[c]	1,779,613
REMIC, Ser. 4079, Cl. WA,				REMIC, Ser. 2008-23, Cl. A,
2.00%, 8/15/40	3,975,884	[c]	3,916,546	4.50%, 10/25/22	276,223	[c]	283,192
REMIC, Ser. 2675, Cl. CK,				REMIC, Ser. 2003-67,
4.00%, 9/15/18	161,949	[c]	169,683	Cl. TJ, 4.75%, 7/25/18	918,355	[c]	966,390
REMIC, Ser. 3829, Cl. CA,				REMIC, Ser. 2003-49,
4.00%, 8/15/24	3,848,311	[c]	3,962,216	Cl. YD, 5.50%, 6/25/23	560,000	[c]	580,745
REMIC, Ser. 3986, Cl. P,				REMIC, Ser. 2004-53, Cl. P,
4.00%, 3/15/39	1,130,879	[c]	1,166,374	5.50%, 7/25/33	467,202	[c]	483,346
REMIC, Ser. 3578, Cl. AM,				Government National
4.50%, 9/15/16	489,650	[c]	503,622	Mortgage Association I:
REMIC, Ser. 3835, Cl. CC,				Ser. 2003-4, Cl. LD, 5.50%,
4.50%, 12/15/40	146,000	[c]	146,322	3/16/32	356,364		357,849
REMIC, Ser. 2495, Cl. UC,				Ser. 2013-101, Cl. A,
5.00%, 7/15/32	14,702	[c]	15,428	0.51%, 5/16/35	4,763,666		4,673,087
Federal National				Ser. 2013-73, Cl. A, 0.98%,
Mortgage Association:				12/16/35	4,988,860		4,929,235
2.50%, 3/1/22	1,664,028	[c]	1,716,244	Ser. 2012-22, Cl. AB,
2.59%, 3/1/16	714,185	[c]	728,514	1.66%, 3/16/33	866,422		867,636
3.63%, 7/1/18	898,887	[c]	963,845	Ser. 2013-105, Cl. A,
4.50%, 11/1/22	6,846,500	[c]	7,292,162	1.71%, 2/16/37	3,822,983		3,812,883
REMIC, Ser. 2010-13,				Ser. 2010-159, Cl. A,
Cl. KA, 2.00%, 12/25/18	1,703,666	[c]	1,727,681	2.16%, 1/16/33	251,888		252,380
REMIC, Ser. 2011-23,				Ser. 2011-49, Cl. A, 2.45%,
Cl. AB, 2.75%, 6/25/20	3,378,839	[c]	3,477,258	7/16/38	4,686,324		4,745,733
REMIC, Ser. 2012-94, Cl. E,				Ser. 2010-122, Cl. AB,
3.00%, 6/25/22	3,290,701	[c]	3,421,478	3.31%, 11/16/37	1,002,827		1,022,328

The Funds 35

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal				Principal
Bonds and Notes (continued)	Amount ($)		Value ($)		Amount ($)		Value ($)
U.S. Government Agencies/				U.S. Government Securities (continued)
Mortgage-Backed (continued)				U.S. Treasury Notes (continued):
Government National				0.63%, 7/15/16	5,000,000		5,015,725
Mortgage Association I (continued):				0.63%, 8/15/16	10,000,000		10,025,590
Ser. 2010-52, Cl. AD,				0.63%, 10/15/16	10,500,000		10,511,077
3.61%, 6/16/36	560,388		567,098	0.63%, 2/15/17	10,500,000		10,476,616
Ser. 2010-100, Cl. D,				0.63%, 9/30/17	11,750,000		11,611,844
4.07%, 1/16/51	1,988,129	[a]	2,078,013	0.75%, 1/15/17	10,500,000		10,515,172
Ser. 2009-119, Cl. B,				0.88%, 12/31/16	10,500,000		10,548,804
4.29%, 2/16/41	2,663,851		2,707,455	0.88%, 1/31/17	10,500,000		10,543,890
Ser. 2006-31, Cl. E, 4.70%,				0.88%, 4/15/17	11,750,000	[d]	11,776,625
5/16/39	2,753,690	[a]	2,802,716	0.88%, 5/15/17	11,750,000	[d]	11,763,313
Ser. 2003-48, Cl. C, 4.89%,				1.00%, 3/31/17	10,500,000		10,557,425
7/16/34	907,783		928,922				119,353,815
Ser. 2005-76, Cl. B, 4.89%,				Total Bonds and Notes
10/16/38	4,564,251	[a]	4,783,057	(cost $262,178,073)			261,815,624
Ser. 2007-12, Cl. B, 5.14%,
12/16/36	1,120,444	[a]	1,150,855
Ser. 2007-69, Cl. C, 5.20%,				Other Investment—3.1%	Shares		Value ($)
10/16/37	1,111,531	[a]	1,137,036	Registered Investment Company;
Ser. 2003-109, Cl. D,				Dreyfus Institutional Preferred
5.23%, 1/16/34	63,482	[a]	63,465	Plus Money Market Fund
Ser. 2006-32, Cl. B, 5.35%,				(cost $7,926,224)	7,926,224	[e]	7,926,224
7/16/36	69,582	[a]	69,725

			82,852,210	Total Investments (cost $270,104,297)	105.9%		269,741,848

U.S. Government Securities—46.9%				Liabilities, Less Cash and Receivables	(5.9%)		(14,980,064)
U.S. Treasury Notes:
0.38%, 2/15/16	6,000,000		6,007,734	Net Assets	100.0%		254,761,784

GO—General Obligation
REMIC—Real Mortagage Investment Conduit

a Variable rate security—interest rate subject to periodic change.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2014, this security was valued at $787,008 or .3% of net assets.
c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with
FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
[d] Security, or portion thereof, on loan.At August 31, 2014, the value of the fund’s securities on loan was $9,284,952 and the value of the collateral held by the fund was
$9,793,539, consisting of U.S. Government & Agency securities.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government Agencies/Mortgage-Backed	96.1	Commercial Mortgage-Backed	1.5
Municipal Bonds	5.2
Money Market Investment	3.1		105.9

† Based on net assets.
See notes to financial statements.

36

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2014

				BNY Mellon
		BNY Mellon	BNY Mellon	Short-Term
	BNY Mellon	Intermediate	Corporate	U.S. Government
	Bond Fund	Bond Fund	Bond Fund	Securities Fund
Assets ($):
Investments in securities—See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	1,037,358,364	903,126,930	740,779,341	261,815,624
Affiliated issuers	10,201,922	14,181,372	17,983,494	7,926,224
Cash	—	—	—	19,067
Dividends, interest and securities lending income receivable	6,057,179	5,427,085	7,071,610	535,662
Receivable for shares of Beneficial Interest subscribed	650,632	1,009,595	487,891	144,216
Prepaid expenses	20,493	20,060	12,536	18,167
	1,054,288,590	923,765,042	766,334,872	270,458,960
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)	391,254	342,617	270,977	83,885
Due to Administrator—Note 4(a)	109,568	95,855	77,685	25,846
Cash overdraft due to Custodian	1,546,536	420,689	590,639	—
Liability for securities on loan—Note 2(b)	2,385,000	4,090,700	16,427,220	—
Payable for shares of Beneficial Interest redeemed	350,043	81,510	110,146	190,847
Payable for investment securities purchased	—	—	—	15,358,006
Accrued expenses	56,333	71,455	65,278	38,592
	4,838,734	5,102,826	17,541,945	15,697,176
Net Assets ($)	1,049,449,856	918,662,216	748,792,927	254,761,784
Composition of Net Assets ($):
Paid-in capital	1,017,845,229	909,028,364	738,965,906	268,828,735
Accumulated investment income—net	392,272	246,964	155,867	60,727
Accumulated net realized gain (loss) on investments	(300,261)	(8,702,447)	(7,025,905)	(13,765,229)
Accumulated net unrealized appreciation
(depreciation) on investments	31,512,616	18,089,335	16,697,059	(362,449)
Net Assets ($)	1,049,449,856	918,662,216	748,792,927	254,761,784
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,040,203,861	912,247,400	747,274,263	253,960,988
Shares Outstanding	80,006,577	71,572,901	57,644,510	21,258,379
Net Asset Value Per Share ($)	13.00	12.75	12.96	11.95
Investor Shares
Net Assets ($)	9,245,995	6,414,816	1,518,664	800,796
Shares Outstanding	712,764	503,136	117,143	67,116
Net Asset Value Per Share ($)	12.97	12.75	12.96	11.93
† Investments at cost ($):
Unaffiliated issuers	1,005,845,748	885,037,595	724,082,282	262,178,073
Affiliated issuers	10,201,922	14,181,372	17,983,494	7,926,224
††Value of securities on loan ($)	78,407,395	70,600,092	18,363,750	9,284,952

See notes to financial statements.

The Funds 37

STATEMENTS OF OPERATIONS
Year Ended August 31, 2014

				BNY Mellon
		BNY Mellon	BNY Mellon	Short-Term
	BNY Mellon	Intermediate	Corporate	U.S. Government
	Bond Fund	Bond Fund	Bond Fund	Securities Fund
Investment Income ($):
Income:
Interest	32,376,509	20,652,955	18,979,341	1,871,724
Income from securities lending—Note 2(b)	57,971	65,722	115,102	22,874
Cash dividends;
Affiliated issuers	7,704	6,693	8,435	3,345
Total Income	32,442,184	20,725,370	19,102,878	1,897,943
Expenses:
Investment advisory fee—Note 4(a)	4,387,134	3,741,274	2,513,578	924,179
Administration fee—Note 4(a)	1,357,739	1,157,816	777,623	326,900
Custodian fees—Note 4(b)	75,799	66,183	41,511	22,173
Professional fees	69,430	37,199	43,973	36,372
Trustees’ fees and expenses—Note 4(c)	45,516	58,694	38,054	14,412
Registration fees	27,640	28,697	48,530	27,464
Shareholder servicing costs—Note 4(b)	22,652	20,024	2,512	2,240
Prospectus and shareholders’ reports	9,051	11,736	5,243	6,859
Loan commitment fees—Note 3	4,607	7,310	5,386	1,705
Miscellaneous	51,857	44,652	37,175	32,521
Total Expenses	6,051,425	5,173,585	3,513,585	1,394,825
Less—reduction in fees due to
earnings credits—Note 4(b)	(16)	(14)	(2)	(3)
Net Expenses	6,051,409	5,173,571	3,513,583	1,394,822
Investment Income—Net	26,390,775	15,551,799	15,589,295	503,121
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	12,833,246	3,250,287	1,247,039	62,069
Net unrealized appreciation (depreciation) on investments	16,427,599	8,171,646	26,849,704	482,972
Net Realized and Unrealized Gain (Loss) on Investments	29,260,845	11,421,933	28,096,743	545,041
Net Increase in Net Assets Resulting from Operations	55,651,620	26,973,732	43,686,038	1,048,162

See notes to financial statements.

38

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2014	2013	2014	2013
Operations ($):
Investment income—net	26,390,775	30,351,318	15,551,799	17,111,446
Net realized gain (loss) on investments	12,833,246	15,818,003	3,250,287	11,874,965
Net unrealized appreciation (depreciation) on investments	16,427,599	(75,665,848)	8,171,646	(45,403,973)
Net Increase (Decrease) in Net Assets
Resulting from Operations	55,651,620	(29,496,527)	26,973,732	(16,417,562)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(30,493,389)	(36,591,932)	(19,216,433)	(21,686,175)
Investor Shares	(230,990)	(263,362)	(140,635)	(135,126)
Net realized gain on investments:
Class M Shares	(15,528,378)	(10,432,257)	(6,357,401)	(1,640,163)
Investor Shares	(122,988)	(81,840)	(56,520)	(8,152)
Total Dividends	(46,375,745)	(47,369,391)	(25,770,989)	(23,469,616)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	139,739,656	177,159,834	190,158,009	205,882,674
Investor Shares	7,978,609	9,156,676	10,164,564	8,031,994
Net assets received in connection
with reorganization—Note 1	—	—	—	41,803,155
Dividends reinvested:
Class M Shares	14,743,821	11,754,220	7,360,340	4,613,966
Investor Shares	330,590	316,118	181,504	130,516
Cost of shares redeemed:
Class M Shares	(271,511,953)	(291,087,372)	(235,558,817)	(218,287,829)
Investor Shares	(7,526,215)	(9,725,407)	(12,338,621)	(7,584,448)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(116,245,492)	(102,425,931)	(40,033,021)	34,590,028
Total Increase (Decrease) in Net Assets	(106,969,617)	(179,291,849)	(38,830,278)	(5,297,150)
Net Assets ($):
Beginning of Period	1,156,419,473	1,335,711,322	957,492,494	962,789,644
End of Period	1,049,449,856	1,156,419,473	918,662,216	957,492,494
Undistributed investment income—net	392,272	654,694	246,964	132,194
Capital Share Transactions (Shares):
Class M Shares
Shares sold	10,819,071	13,126,571	14,905,973	15,694,611
Shares received in connection with reorganization—Note 1	—	—	—	2,936,786
Shares issued for dividends reinvested	1,151,700	871,263	578,435	352,062
Shares redeemed	(21,046,850)	(21,635,993)	(18,475,803)	(16,647,387)
Net Increase (Decrease) in Shares Outstanding	(9,076,079)	(7,638,159)	(2,991,395)	2,336,072
Investor Shares
Shares sold	619,028	679,405	796,117	616,052
Shares received in connection with reorganization—Note 1	—	—	—	238,458
Shares issued for dividends reinvested	25,734	23,525	14,237	9,989
Shares redeemed	(584,147)	(725,716)	(966,716)	(582,853)
Net Increase (Decrease) in Shares Outstanding	60,615	(22,786)	(156,362)	281,646

See notes to financial statements.

The Funds 39

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon		BNY Mellon Short-Term
	Corporate Bond Fund		U.S. Government Securities Fund
	Year Ended August 31,		Year Ended August 31,
	2014	2013	2014	2013
Operations ($):
Investment income (loss)—net	15,589,295	11,090,501	503,121	(365,838)
Net realized gain (loss) on investments	1,247,039	1,662,231	62,069	378,855
Net unrealized appreciation (depreciation) on investments	26,849,704	(17,491,893)	482,972	(1,336,409)
Net Increase (Decrease) in Net Assets
Resulting from Operations	43,686,038	(4,739,161)	1,048,162	(1,323,392)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(20,462,536)	(14,502,105)	(2,917,601)	(3,007,148)
Investor Shares	(29,704)	(9,627)	(7,017)	(7,068)
Net realized gain on investments:
Class M Shares	(138,471)	(1,451,053)	—	—
Investor Shares	(218)	(504)	—	—
Total Dividends	(20,630,929)	(15,963,289)	(2,924,618)	(3,014,216)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	313,078,676	349,530,512	133,824,915	142,068,306
Investor Shares	2,685,439	1,150,432	1,582,308	1,686,738
Dividends reinvested:
Class M Shares	5,561,663	3,805,589	704,409	622,803
Investor Shares	25,818	9,126	6,915	6,982
Cost of shares redeemed:
Class M Shares	(148,537,331)	(90,737,308)	(157,888,755)	(161,931,227)
Investor Shares	(1,804,216)	(600,040)	(1,677,132)	(1,929,155)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	171,010,049	263,158,311	(23,447,340)	(19,475,553)
Total Increase (Decrease) in Net Assets	194,065,158	242,455,861	(25,323,796)	(23,813,161)
Net Assets ($):
Beginning of Period	554,727,769	312,271,908	280,085,580	303,898,741
End of Period	748,792,927	554,727,769	254,761,784	280,085,580
Undistributed investment income—net	155,867	477,272	60,727	61,578
Capital Share Transactions (Shares):
Class M Shares
Shares sold	24,525,732	26,939,469	11,150,819	11,707,053
Shares issued for dividends reinvested	434,815	295,195	58,691	51,361
Shares redeemed	(11,676,338)	(7,056,632)	(13,152,428)	(13,330,341)
Net Increase (Decrease) in Shares Outstanding	13,284,209	20,178,032	(1,942,918)	(1,571,927)
Investor Shares
Shares sold	210,491	89,203	131,951	139,586
Shares issued for dividends reinvested	2,018	711	577	576
Shares redeemed	(141,425)	(46,990)	(139,823)	(159,351)
Net Increase (Decrease) in Shares Outstanding	71,084	42,924	(7,295)	(19,189)

See notes to financial statements.

40

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon fixed income fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon Bond Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.89	13.71	13.38	13.36	12.90
Investment Operations:
Investment income—net[a]	.31	.32	.38	.39	.43
Net realized and unrealized
gain (loss) on investments	.34	(.64)	.42	.14	.56
Total from Investment Operations	.65	(.32)	.80	.53	.99
Distributions:
Dividends from investment income—net	(.36)	(.39)	(.44)	(.49)	(.53)
Dividends from net realized gain on investments	(.18)	(.11)	(.03)	(.02)	—
Total Distributions	(.54)	(.50)	(.47)	(.51)	(.53)
Net asset value, end of period	13.00	12.89	13.71	13.38	13.36
Total Return (%)	5.19	(2.41)	6.05	4.06	7.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.55	.55	.55
Ratio of net expenses to average net assets	.55	.55	.55	.55	.55
Ratio of net investment income
to average net assets	2.41	2.40	2.80	2.98	3.29
Portfolio Turnover Rate	43.62	66.14 [b]	76.43	86.75 [b]	99.66
Net Assets, end of period ($ x 1,000)	1,040,204	1,148,032	1,326,472	1,353,593	1,455,913

a Based on average shares outstanding.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2013 and 2011 were 65.03% and 79.13%, respectively.

See notes to financial statements.

The Funds 41

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Bond Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.86	13.69	13.35	13.34	12.88
Investment Operations:
Investment income—net[a]	.28	.29	.34	.35	.39
Net realized and unrealized
gain (loss) on investments	.34	(.65)	.43	.13	.57
Total from Investment Operations	.62	(.36)	.77	.48	.96
Distributions:
Dividends from investment income—net	(.33)	(.36)	(.40)	(.45)	(.50)
Dividends from net realized gain on investments	(.18)	(.11)	(.03)	(.02)	—
Total Distributions	(.51)	(.47)	(.43)	(.47)	(.50)
Net asset value, end of period	12.97	12.86	13.69	13.35	13.34
Total Return (%)	4.95	(2.74)	5.87	3.72	7.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.80	.80	.81
Ratio of net expenses to average net assets	.80	.80	.80	.80	.81
Ratio of net investment income
to average net assets	2.16	2.16	2.55	2.73	3.03
Portfolio Turnover Rate	43.62	66.14 [b]	76.43	86.75 [b]	99.66
Net Assets, end of period ($ x 1,000)	9,246	8,387	9,240	11,083	12,971

a Based on average shares outstanding.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the period endeds August 31, 2013 and 2011 were 65.03% and 79.13%, respectively.

See notes to financial statements.

42

			Class M Shares
			Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.73	13.26	13.09	13.15	12.81
Investment Operations:
Investment income—net[a]	.21	.23	.29	.32	.35
Net realized and unrealized
gain (loss) on investments	.17	(.44)	.25	.04	.47
Total from Investment Operations	.38	(.21)	.54	.36	.82
Distributions:
Dividends from investment income—net	(.27)	(.30)	(.37)	(.42)	(.48)
Dividends from net realized gain on investments	(.09)	(.02)	(.00)[b]	—	—
Total Distributions	(.36)	(.32)	(.37)	(.42)	(.48)
Net asset value, end of period	12.75	12.73	13.26	13.09	13.15
Total Return (%)	2.87	(1.64)	4.18	2.84	6.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.56	.55	.55	.55
Ratio of net expenses to average net assets	.55	.56	.55	.55	.55
Ratio of net investment income
to average net assets	1.66	1.77	2.23	2.42	2.72
Portfolio Turnover Rate	42.45	44.76	39.00	45.15	44.58
Net Assets, end of period ($ x 1,000)	912,247	949,095	957,778	980,237	988,555

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.

See notes to financial statements.

The Funds 43

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.73	13.26	13.09	13.15	12.81
Investment Operations:
Investment income—net[a]	.18	.20	.26	.29	.31
Net realized and unrealized
gain (loss) on investments	.16	(.45)	.24	.04	.48
Total from Investment Operations	.34	(.25)	.50	.33	.79
Distributions:
Dividends from investment income—net	(.23)	(.26)	(.33)	(.39)	(.45)
Dividends from net realized gain on investments	(.09)	(.02)	(.00)[b]	—	—
Total Distributions	(.32)	(.28)	(.33)	(.39)	(.45)
Net asset value, end of period	12.75	12.73	13.26	13.09	13.15
Total Return (%)	2.69	(1.91)	3.91	2.57	6.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.82	.81	.80	.81
Ratio of net expenses to average net assets	.80	.82	.81	.80	.81
Ratio of net investment income
to average net assets	1.40	1.51	1.98	2.18	2.44
Portfolio Turnover Rate	42.45	44.76	39.00	45.15	44.58
Net Assets, end of period ($ x 1,000)	6,415	8,397	5,012	4,260	4,768

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.

See notes to financial statements.

44

		Class M Shares
		Year Ended August 31,
BNY Mellon Corporate Bond Fund	2014	2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	12.49	12.91	12.50
Investment Operations:
Investment income—net[b]	.32	.30	.12
Net realized and unrealized
gain (loss) on investments	.56	(.29)	.43
Total from Investment Operations	.88	.01	.55
Distributions:
Dividends from investment income—net	(.41)	(.39)	(.14)
Dividends from net realized gain on investments	(.00)[c]	(.04)	—
Total Distributions	(.41)	(.43)	(.14)
Net asset value, end of period	12.96	12.49	12.91
Total Return (%)	7.21	.02	4.40	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.58	.70	[e]
Ratio of net expenses to average net assets	.56	.58	.60	[e]
Ratio of net investment income
to average net assets	2.48	2.31	2.25	[e]
Portfolio Turnover Rate	33.17	36.99	34.08	[d]
Net Assets, end of period ($ x 1,000)	747,274	554,152	312,231

a	From March 2, 2012 (commencement of operations) to August 31, 2012.
b	Based on average shares outstanding.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

The Funds 45

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
		Year Ended August 31,
BNY Mellon Corporate Bond Fund	2014	2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	12.49	12.91	12.50
Investment Operations:
Investment income—net[b]	.28	.26	.07
Net realized and unrealized
gain (loss) on investments	.57	(.29)	.46
Total from Investment Operations	.85	(.03)	.53
Distributions:
Dividends from investment income—net	(.38)	(.35)	(.12)
Dividends from net realized gain on investments	(.00)[c]	(.04)	—
Total Distributions	(.38)	(.39)	(.12)
Net asset value, end of period	12.96	12.49	12.91
Total Return (%)	6.92	(.24)	4.29	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.85	1.12	[e]
Ratio of net expenses to average net assets	.82	.85	.85	[e]
Ratio of net investment income
to average net assets	2.21	2.05	1.67	[e]
Portfolio Turnover Rate	33.17	36.99	34.08	[d]
Net Assets, end of period ($ x 1,000)	1,519	575	40

a	From March 2, 2012 (commencement of operations) to August 31, 2012.
b	Based on average shares outstanding.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

46

			Class M Shares
			Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.03	12.22	12.30	12.40	12.39
Investment Operations:
Investment income (loss)—net[a]	.02	(.02)	(.00)[b]	.07	.13
Net realized and unrealized
gain (loss) on investments	.03	(.04)	.01	.02	.11
Total from Investment Operations	.05	(.06)	.01	.09	.24
Distributions:
Dividends from investment income—net	(.13)	(.13)	(.09)	(.19)	(.23)
Net asset value, end of period	11.95	12.03	12.22	12.30	12.40
Total Return (%)	.44	(.49)	.07	.71	1.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	.53	.52	.52	.53
Ratio of net expenses to average net assets	.53	.53	.52	.52	.53
Ratio of net investment income
(loss) to average net assets	.19	(.13)	(.00)[c]	.56	1.07
Portfolio Turnover Rate	116.19	125.01	152.13	143.65	59.58
Net Assets, end of period ($ x 1,000)	253,961	279,192	302,756	349,975	304,707

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.
c	Amount represents less than .01%.

See notes to financial statements.

The Funds 47

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	2014	2013	2012	2011		2010
Per Share Data ($):
Net asset value, beginning of period	12.01	12.21	12.29	12.40		12.39
Investment Operations:
Investment income (loss)—net[a]	(.01)	(.05)	(.04)	.04		.11
Net realized and unrealized
gain (loss) on investments	.03	(.05)	.02	.00	[b]	.10
Total from Investment Operations	.02	(.10)	(.02)	.04		.21
Distributions:
Dividends from investment income—net	(.10)	(.10)	(.06)	(.15)		(.20)
Net asset value, end of period	11.93	12.01	12.21	12.29		12.40
Total Return (%)	.18	(.84)	(.15)	.34		1.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.78	.78	.78		.78
Ratio of net expenses to average net assets	.78	.78	.78	.78		.78
Ratio of net investment income
(loss) to average net assets	(.06)	(.40)	(.29)	.34		.84
Portfolio Turnover Rate	116.19	125.01	152.13	143.65		59.58
Net Assets, end of period ($ x 1,000)	801	894	1,142	1,171		987

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.

See notes to financial statements.

48

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following diversified fixed income funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and together, the “funds”). The objectives of the funds are as follows: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Corporate Bond Fund seek total return (consisting of capital appreciation and current income). BNY Mellon Short-Term U.S. Government Securities Fund seeks as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”).The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

As of the close of business on February 22, 2013, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees (the “Board”), all of the assets, subject to the liabilities, of BNY Mellon Intermediate U.S. Government Fund (“Intermediate U.S. Government Fund”) were transferred to BNY Mellon Intermediate Bond Fund in exchange for corresponding classes of shares of Beneficial Interest of BNY Mellon Intermediate Bond Fund of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class M and Investor shares of Intermediate U.S. Government Fund received Class M and Investor shares of BNY Mellon Intermediate Bond Fund, in an amount equal to the aggregate net asset value of their investment in Intermediate U.S. Government Fund at the time of the exchange.The exchange ratio for each class was as follows: Class M—.77 to 1 and Investor shares—.77 to 1.The net asset value of BNY Mellon Intermediate Bond Fund’s shares as of the close of business on February 22, 2013, after the reorganization, was $13.16 for Class M and $13.16 for Investor shares, and a total of 2,936,786 Class M shares and 238,458 Investor shares were issued to shareholders of Intermediate U.S. Government Fund in the exchange. Net assets acquired of $41,803,155 included unrealized appreciation of $1,250,668.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable

The Funds 49

NOTES TO FINANCIAL STATEMENTS (continued)

to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the funds’ investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the funds’ investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securi-

50

ties). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2014 in valuing each fund’s investments.

At August 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy for any of the funds.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of NewYork Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner,The Bank of NewYork Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the

The Funds 51

NOTES TO FINANCIAL STATEMENTS (continued)

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other
	Level 1—Unadjusted			Significant	Level 3—Significant
		Quoted Prices	Observable Inputs		Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Bond Fund
Asset-Backed	—	—	7,161,414	—	—	—	7,161,414
Commercial Mortgage-Backed	—	—	11,109,014	—	—	—	11,109,014
Corporate Bonds†	—	—	382,076,929	—	—	—	382,076,929
Foreign Government	—	—	21,099,138	—	—	—	21,099,138
Municipal Bonds†	—	—	62,227,204	—	—	—	62,227,204
Mutual Funds	10,201,922	—	—	—	—	—	10,201,922
U.S. Government Agencies/
Mortgage-Backed	—	—	317,237,859	—	—	—	317,237,859
U.S. Treasury	—	—	236,446,806	—	—	—	236,446,806
BNY Mellon
Intermediate Bond Fund
Asset-Backed	—	—	4,436,187	—	—	—	4,436,187
Commercial Mortgage-Backed	—	—	24,752,438	—	—	—	24,752,438
Corporate Bonds†	—	—	428,650,000	—	—	—	428,650,000
Foreign Government	—	—	14,231,132	—	—	—	14,231,132
Municipal Bonds†	—	—	50,589,489	—	—	—	50,589,489
Mutual Funds	14,181,372	—	—	—	—	—	14,181,372
U.S. Government Agencies/
Mortgage-Backed	—	—	33,153,285	—	—	—	33,153,285
U.S. Treasury	—	—	347,314,399	—	—	—	347,314,399
BNY Mellon
Corporate Bond Fund
Corporate Bonds†	—	—	664,902,264	—	—	—	664,902,264
Foreign Government	—	—	26,914,318	—	—	—	26,914,318
Municipal Bonds†	—	—	48,962,759	—	—	—	48,962,759
Mutual Funds	17,983,494	—	—	—	—	—	17,983,494
BNY Mellon Short-Term U.S.
Government Securities Fund
Commercial Mortgage-Backed	—	—	3,830,699	—	—	—	3,830,699
Municipal Bonds†	—	—	13,204,658	—	—	—	13,204,658
Mutual Funds	7,926,224	—	—	—	—	—	7,926,224
U.S. Government Agencies/
Mortgage-Backed	—	—	125,426,452	—	—	—	125,426,452
U.S. Treasury	—	—	119,353,815	—	—	—	119,353,815

†	See Statements of Investments for additional detailed categorizations.

52

collateral. Table 2 summarizes the amount The Bank of New York Mellon earned from each fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2014.

Table 2—Securities Lending Agreement
BNY Mellon Bond Fund	$14,259
BNY Mellon Intermediate Bond Fund	15,553
BNY Mellon Corporate Bond Fund	28,854
BNY Mellon Short-Term U.S.
Government Securities Fund	5,829

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Table 3 summarizes each fund’s investments in affiliated investment companies during the period ended August 31, 2014.

(d) Risk: The funds invest primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.The funds are normally declared and paid dividends from investment income-net monthly. With respect to each fund, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of the funds not to distribute such gains. Income and capital

Table 3—Affiliated Investment Companies

	Value				Value		Net
	8/31/2013	($)	Purchases ($)	Sales ($)	8/31/2014	($)	Assets (%)
BNY Mellon Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	7,366,145		230,784,983	230,334,206	7,816,922.7
Dreyfus Institutional Cash Advantage Fund	—		34,558,690	32,173,690	2,385,000.2
Total	7,366,145		265,343,673	262,507,896	10,201,922.9
BNY Mellon Intermediate Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	7,922,597		168,470,203	166,302,128	10,090,672		1.1
Dreyfus Institutional Cash Advantage Fund	—		54,135,785	50,045,085	4,090,700.5
Total	7,922,597		222,605,988	216,347,213	14,181,372		1.6
BNY Mellon Corporate Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	3,067,808		221,762,385	223,273,919	1,556,274.2
Dreyfus Institutional Cash Advantage Fund	10,674,810		114,337,042	108,584,632	16,427,220		2.2
Total	13,742,618		336,099,427	331,858,551	17,983,494		2.4
BNY Mellon Short-Term U.S.
Government Securities Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	1,587,311		187,814,980	181,476,067	7,926,224		3.1
Dreyfus Institutional CashAdvantage Fund	—		10,999,973	10,999,973	—		—
Total	1,587,311		198,814,953	192,476,040	7,926,224		3.1

The Funds 53

NOTES TO FINANCIAL STATEMENTS (continued)

gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2014, the funds did not have any liabilities for any uncertain tax positions. The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2014, the funds did not incur any interest or penalties.

Except for BNY Mellon Corporate Bond Fund, each tax year in the four-year period ended August 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities. For BNY Mellon Corporate Bond Fund, each tax year in the three-year period ended August 31, 2014 is subject to examination by the Internal Revenue Service and state taxing authorities.

Table 4 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2014.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each relevant fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 5 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2014.

Table 6 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2014 and August 31, 2013, respectively.

During the period ended August 31, 2014, as a result of permanent book to tax differences, where indicated, each identified fund increased (decreased) accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain (loss) on investments and increased (decreased) paid in capital as summarized in Table 7.These permanent book to tax differences are pri-

Table 4—Components of Accumulated Earnings

	Undistributed	Accumulated	Undistributed	Unrealized
	Ordinary	Capital	Capital	Appreciation
	Income ($)	(Losses) ($)	Gains ($)	(Depreciation) ($)
BNY Mellon Bond Fund	392,272	—	2,406,370	28,805,985
BNY Mellon Intermediate Bond Fund	246,964	(2,926,416)	—	12,313,304
BNY Mellon Corporate Bond Fund	155,867	(912,804)	—	10,583,958
BNY Mellon Short-Term
U.S. Government Securities Fund	60,727	(13,527,309)	—	(600,369)

54

marily due to the tax treatment for amortization of premiums, paydown gains and losses on mortgage-backed securities and consent fees for BNY Mellon Bond Fund, amortization of premiums, paydown gains and losses on mortgage-backed securities, Treasury Inflation Protected Securities and dividend reclassification for BNY Mellon Intermediate Bond Fund, amortization of premiums, con-

sent fees and dividend reclassification for BNY Mellon Corporate Bond Fund, and amortization of premiums, paydown gains and losses on mortgage-backed securities and capital loss carryover expiration for BNY Mellon Short-Term U.S. Government Securities Fund. Net assets and net asset values per share were not affected by these reclassifications.

†	If not applied, the carryovers expire in the above fiscal years.
††	Post-enactment short-term losses which can be carried forward for an unlimited period.
††† Post-enactment long-term losses which can be carried forward for an unlimited period.

Table 6—Tax Character of Distributions Paid

	Ordinary Income ($)		Long-Term Capital Gains ($)
	2014	2013	2014	2013
BNY Mellon Bond Fund	30,724,379	36,855,294	15,651,366	10,514,097
BNY Mellon Intermediate Bond Fund	19,361,232	22,268,904	6,409,757	1,200,712
BNY Mellon Corporate Bond Fund	20,630,929	15,963,289	—	—
BNY Mellon Short-Term
U.S. Government Securities Fund	2,924,618	3,014,216	—	—

Table 7—Return of Capital Statement of Position

	Accumulated
	Undistributed	Accumulated
	Investment	Net Realized	Paid-in
	Income—Net ($)	Gain (Loss) ($)	Capital ($)
BNY Mellon Bond Fund	4,071,182	(4,071,182)	—
BNY Mellon Intermediate Bond Fund	3,920,039	(3,920,039)	—
BNY Mellon Corporate Bond Fund	4,581,540	(4,581,540)	—
BNY Mellon Short-Term U.S. Government Securities Fund	2,420,646	402,074	(2,822,720)

The Funds 55

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2014, the funds did not borrow under the Facilities.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .40% of BNY Mellon Corporate Bond Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

(b) The funds have adopted a Shareholder Services Plan with respect to their Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 8 summarizes the amounts Investor shares were charged during the period ended August 31, 2014, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 8—Shareholder Services Plan Fees
BNY Mellon Bond Fund	$22,372
BNY Mellon Intermediate Bond Fund	19,746
BNY Mellon Corporate Bond Fund	2,467
BNY Mellon Short-Term
U.S. Government Securities Fund	2,192

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statements of Operations.

The funds compensate Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing cash management services for the funds.The cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees, which are comprised of amounts paid on a per account basis, out of the administration fee it receives from the Trust.The

56

funds also compensated The Bank of New York Mellon for performing certain cash management services related to fund subscriptions and redemptions, including shareholder redemption draft processing, under a cash management agreement that was in effect until September 30, 2013 and, beginning October 1, 2013, compensate The Bank of New York Mellon for processing shareholder redemption drafts under a shareholder draft processing agreement. Table 9 summarizes the amount each fund was charged during the period ended August 31, 2014, pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits for each fund, also summarized in Table 9.

The funds compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. These fees are determined based on net assets, geographic region and transaction activity. Table 10 summarizes the amount each fund was charged during the period ended August 31, 2014, pursuant to the custody agreement.

Table 10—Custody Agreement Fees

BNY Mellon Bond Fund	$75,799
BNY Mellon Intermediate Bond Fund	66,183
BNY Mellon Corporate Bond Fund	41,511
BNY Mellon Short-Term
U.S. Government Securities Fund	22,173

During the period ended August 31, 2014, each fund was charged $8,296 for services performed by the Chief Compliance Officer and his staff.

Table 11 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

Table 9—Cash Management Agreement Fees

			The Bank of New York
	Dreyfus Transfer, Inc.	Dreyfus Transfer, Inc.	Mellon Cash
	Cash Management Fees ($)	Earnings Credits ($)	Management Fees ($)
BNY Mellon Bond Fund	212	(16)	68
BNY Mellon Intermediate Bond Fund	186	(14)	106
BNY Mellon Corporate Bond Fund	31	(2)	10
BNY Mellon Short-Term U.S. Government Securities Fund	42	(3)	11

Table 11—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custodian	Compliance
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)
BNY Mellon Bond Fund	356,147	1,932	32,021	1,154
BNY Mellon Intermediate Bond Fund	311,575	1,388	28,500	1,154
BNY Mellon Corporate Bond Fund	252,512	311	17,000	1,154
BNY Mellon Short-Term
U.S. Government Securities Fund	73,511	165	9,055	1,154

The Funds 57

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5—Securities Transactions:

Table 12 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended August 31, 2014.

Table 13 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2014.

Table 12—Purchases and Sales

		Purchases ($)		Sales ($)
BNY Mellon Bond Fund		473,661,997	608,056,483
BNY Mellon Intermediate Bond Fund		392,544,836	450,356,070
BNY Mellon Corporate Bond Fund		375,343,095	204,142,183
BNY Mellon Short-Term U.S. Government Securities Fund		304,575,600	312,806,694

Table 13—Accumulated Net Unrealized Appreciation (Depreciation)

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon Bond Fund	1,018,754,301	34,755,486	5,949,501	28,805,985
BNY Mellon Intermediate Bond Fund	904,994,998	19,852,849	7,539,545	12,313,304
BNY Mellon Corporate Bond Fund	748,178,877	17,408,077	6,824,119	10,583,958
BNY Mellon Short-Term U.S. Government Securities Fund	270,342,217	413,713	1,014,082	(600,369)

58

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of BNY Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund, and BNY Mellon Short-Term U.S. Government Securities Fund, (collectively the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund, and BNY Mellon Short-Term U.S. Government Securities Fund as of August 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 29, 2014

The Funds 59

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Bond Fund

For federal tax purposes, the fund designates the maximum amount allowable but not less than 91.12% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.1800 per share as a capital gain dividend paid on December 16, 2013 in accordance with Section 852(b)(3)(c) of the Internal Revenue Code.

BNY Mellon Intermediate Bond Fund

For federal tax purposes, the fund designates the maximum amount allowable but not less than 87.42% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0863 per share as a capital gain dividend paid on December 16, 2013 in accordance with Section 852(b)(3)(c) of the Internal Revenue Code.

BNY Mellon Corporate Bond Fund

For federal tax purposes, the fund designates the maximum amount allowable but not less than 90.19% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0031 per share as a short-term capital gain dividend paid on December 16, 2013 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Short-Term U.S. Government Securities Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

60

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT
ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 11-12, 2014, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement (together, the “Agreement”), pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services. The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds. Dreyfus provided the number of open accounts in each fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds (such as intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) each fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2013, and (2) each fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance.

The Funds 61

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY
AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

As applicable to each fund, Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

BNY Mellon Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the ten-year period when the fund’s performance was above the Performance Universe median. The Board also noted that the fund’s yield performance was at or above the Performance Group medians for seven of the ten one-year periods and above the Performance Universe medians for nine of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.The Board also received a presentation from the fund’s primary portfolio manager regarding the factors that had influenced the fund’s performance results over the past year, including the fact that the fund’s target duration generally was shorter than those of the funds in the Performance Group and the fund typically held higher quality securities than those held by some of the funds in the Performance Group.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon Intermediate Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (ranking in the fourth quartile of the Performance Group in all periods), except for the ten-year period when the fund’s performance was above the Performance Universe median. The Board also noted that the fund’s yield performance was at or above the Performance Group medians for seven of the ten one-year periods and above the Performance Universe medians for each of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also received a presentation from the fund’s primary portfolio manager regarding the factors that had influenced the fund’s performance results over the past year, including the fact that the fund’s target duration generally was shorter than those of the funds in the Performance Group.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians (highest in the Expense Group) and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

62

BNY Mellon Corporate Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group median and above the Performance Universe median for the one-year period (the fund commenced operations in 2012). The Board also noted that the fund’s yield performance was below the Performance Group and Performance Universe medians for the one-year period ended December 31st. Dreyfus also provided a comparison of the fund’s total return to the return of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon Short-Term U.S. Government Securities Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods (ranking in the fourth quartile of the Performance Group), except for the one-year period when the fund’s performance was above the Performance Group and Performance Universe medians. The Board also noted that the fund’s yield performance was at or above the Performance Group medians for six of the ten one-year periods and above the Performance Universe medians for eight of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also received a presentation from the fund’s portfolio manager regarding the factors that had influenced the fund’s performance results over the past year, including the fact that the fund’s target duration generally was shorter than those of the funds in the Performance Group.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to Dreyfus and its affiliates of managing each fund, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus to each fund.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board considered on the advice of its counsel the profitability analysis with respect to each fund (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent, and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of

The Funds 63

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY
AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among the funds and the funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading each fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent, and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

  With respect to BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund, the Board was satisfied with each fund’s yield perfor- mance and noted the considerations described above with respect to total return performance.

  With respect to BNY Mellon Corporate Bond Fund, the Board generally was satisfied with the fund’s over- all performance.

  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of each fund and the services provided to the funds by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of each fund and its respective shareholders.

64

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

The Funds 65

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

66

OFFICERS OF THE TRUST (Unaudited)

DAVID K. MOSSMAN, President since October 2011.

As Director of Investment Administration for BNY Mellon Wealth Management's Investments Group (the "Investments Group") since January 2006, Mr. Mossman's responsibilities include oversight of securities trading and portfolio management systems administration and mutual fund product management. Mr. Mossman also serves as chief administrative officer of the Investments Group. He is 61 years old and has served in various capacities with BNY Mellon since 1982, including positions in the management of investment, mutual fund and brokerage businesses that encompassed financial, systems, product management, internal distribution and marketing responsibilities, and has been an employee of Dreyfus since September 2000.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

The Funds 67

OFFICERS OF THE TRUST (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 167 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 162 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

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NOTES

For More Information

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2014 MBSC Securities Corporation

MFTAR0814-TB

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund
BNY Mellon National Short-Term Municipal Bond Fund
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
BNY Mellon Municipal Opportunities Fund

ANNUAL REPORT	August 31, 2014

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon National Intermediate Municipal Bond Fund	3
BNY Mellon National Short-Term Municipal Bond Fund	7
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	11
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	15
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	19
BNY Mellon Municipal Opportunities Fund	23
Understanding Your Fund's Expenses	26
Comparing Your Fund's Expenses With Those of Other Funds	27
Statements of Investments	28
Statements of Financial Futures	44,59,67,77,85,100
Statements of Assets and Liabilities	101
Statements of Operations	103
Statement of Cash Flows	105
Statements of Changes in Net Assets	106
Financial Highlights	111
Notes to Financial Statements	123
Report of Independent Registered Public Accounting Firm	133
Important Tax Information	134
Information About the Renewal of Each Fund's Investment Advisory Agreement and Administration Agreement	136
Board Members Information	141
Officers of the Trust	143

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Funds Trust, covering the 12-month period from September 1, 2013, through August 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite bouts of heightened volatility during the final months of 2013, when the Fed's tapering talk and accelerating economic growth caused long-term interest rates to rise, U.S. fixed-income securities generally gained ground during the reporting period overall. Long-term interest rates moderated early in 2014 due to geopolitical and economic concerns, driving down yields of long-term U.S. government securities. Meanwhile, improving business conditions and robust investor demand for higher yields supported returns of corporate-backed bonds.

While we remain cautiously optimistic regarding the U.S. bond market's prospects, we believe that selectivity is likely to become more important to investment success in the asset class. Long-term rates could rise if, as we anticipate, the economy continues to accelerate. On the other hand, a number of factors could dampen the impact of the domestic economic recovery, including intensifying geopolitical turmoil. Therefore, we suggest you talk regularly with your financial advisor to assess the potential impact of these and other macroeconomic developments on your investments.

Thank you for your continued confidence and support.

Sincerely,

David K. Mossman
President
BNY Mellon Funds Trust
September 15, 2014

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon National Intermediate Municipal Bond Fund’s Class M shares produced a total return of 7.18%, and its Investor shares returned 6.92%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 8.46%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, achieved a total return of 8.58% for the same period.

Municipal bonds rallied over the reporting period as long-term interest rates moderated, investor demand rebounded, the supply of newly issued securities declined, and national credit conditions improved.The fund lagged its benchmark, mainly due to a relatively short average duration.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax.The fund may occasionally, including for temporary defensive purposes, invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Economic and Technical Forces Buoyed Municipal Bonds

Municipal bonds struggled early in the reporting period as fixed-income investors responded negatively to evidence of more robust economic growth and plans by the Federal Reserve Board (the “Fed”) to begin backing away from its massive quantitative easing program. Indeed, by year-end 2013, long-term interest rates had climbed above 3% for the first time in more than two years, and municipal bond prices fell as newly anxious investors withdrew from the market. However, interest rates subsequently moderated and bond prices rebounded when unusually harsh winter weather in much of the U.S. contributed to an economic contraction during the first quarter of 2014.

Although the economic recovery appeared to get back on track during the spring, favorable supply-and-demand dynamics kept long-term interest rates low. Less refinancing activity produced a reduced supply of newly issued tax-exempt securities over the first eight months of 2014, while demand intensified from investors seeking competitive after-tax yields in a low interest rate environment. This constructive market environment enabled municipal bonds to produce highly competitive total returns for the reporting period, with longer term and lower rated securities faring particularly well.

The U.S. economic rebound persisted through the reporting period’s end, resulting in better underlying credit conditions for many issuers. Tax revenues increased, helping most states achieve budget surpluses. Isolated credit problems in Detroit and Puerto Rico proved to be notable exceptions to recovering credit conditions over the reporting period.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

Short Duration Posture Dampened Relative Performance

Although the fund’s relatively short average duration sheltered it from some of the adverse impact of rising interest rates in late 2013, the same strategy prevented the fund from participating more fully in gains when long-term rates moderated in 2014.To a lesser degree, a small allocation to Puerto Rico municipal bonds also hampered the fund’s relative performance, as did the fund’s positions in highly rated escrowed securities and our security selection strategy among bonds with a “single-A” credit rating.

The fund achieved better relative results through its holdings of bonds with maturities of 25 years and greater. Underweighted exposure to general obligation bonds from states and local governments also supported the fund’s results compared to the benchmark. Instead, we emphasized bonds backed by revenues from municipal services.The fund received especially strong contributions to performance from bonds backed by municipal water and sewer facilities. However, underweighted exposure to bonds issued on behalf of hospitals offset some of those gains.

At times during the reporting period, the fund employed futures contracts to manage its interest rate strategies.

Maintaining a Cautious Investment Posture

The U.S. economic recovery appears to have gained additional momentum, as evidenced by a strengthening labor market and improved investor confidence. In addition, investors have returned their focus to market and issuer fundamentals now that it appears the Fed is close to the end of its quantitative easing program. From a technical standpoint, we currently expect the supply of newly issued municipal bonds to increase as issuers become more comfortable borrowing in a better economic climate.

In light of these developments, we have maintained a generally defensive stance. We have also maintained the fund’s relatively short average duration, and we have reduced its holdings of lower rated securities in favor of their higher quality counterparts. In our view, these are prudent strategies in today’s changing market environment.

September 15, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: BLOOMBERG L.P. — The S&P Municipal Bond
Investment Grade Intermediate Index and the S&P Municipal Bond
Intermediate Index are unmanaged, market-weighted indexes designed to measure the performance of municipal bonds with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years, and, in the case of the S&P Municipal Bond Investment Grade Index, that are rated at least BBB- by Standard & Poor’s Ratings Services, Baa3 by
Moody’s Investor Services, Inc., or BBB- by Fitch Ratings. Unlike a mutual fund, neither index is subject to charges, fees and other expenses and is not limited to investments principally in Pennsylvania municipal obligations.
Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds.
†	The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the
S&P Municipal Bond Investment Grade Index has been calculated for a
10-year period.

4

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	1 Year	5 Years	10 Years
Class M shares	7.18%	4.52%	4.19%
Investor shares	6.92%	4.26%	3.93%
S&P Municipal Bond Intermediate Index	8.58%	5.27%	4.83%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund on 8/31/04 to a $10,000 investment made in the S&P Municipal Bond Intermediate Index on that date. All dividends and capital gain distributions are reinvested. Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The S&P Municipal Bond Intermediate Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Intermediate Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 5

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	Inception		From
	Date	1 Year	Inception
Class M shares	3/31/13	7.18%	2.22%
Investor shares	3/31/13	6.92%	2.02%
S&P Municipal Bond Investment Grade
Intermediate Index	3/31/13	8.46%	2.96	%†††

†† Source: Bloomberg L.P.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund on
3/31/13 to a $10,000 investment made in the S&P Municipal Bond Investment Grade Intermediate Index on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The S&P Municipal Bond
Investment Grade Intermediate Index is comprised of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s Ratings Services,
Baa3 by Moody’s Investor Services, Inc. or BBB- by Fitch Ratings with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Investment Grade Intermediate Index is not
subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
††† For comparative purposes, the value of the S&P Municipal Bond Investment Grade Intermediate Index on 3/31/13 is used as the beginning value on 3/19/13.

6

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by Timothy J. Sanville and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon National Short-Term Municipal Bond Fund’s Class M shares produced a total return of 1.37%, and its Investor shares returned 1.20%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Short Index (the “Index”), produced a total return of 1.65%, and the fund’s former benchmark, the S&P Municipal Bond Short Index, achieved a total return of 1.69% for the same period.2

Although long-term municipal bonds rallied strongly amid changing economic conditions, their short-term counterparts remained relatively stable as the Federal Reserve Board (the “Fed”) left the overnight federal funds rate unchanged.The fund lagged its benchmark, mainly due to credit issues affecting its Puerto Rico holdings as well as the impact of fund fees and expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax.The fund occasionally may invest in taxable bonds, including for temporary defensive purposes.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Economic and Technical Forces Buoyed Municipal Bonds

Municipal bonds struggled early in the reporting period as fixed-income investors responded negatively to evidence of more robust economic growth and the Fed’s plans to back away from its quantitative easing program. By the end of 2013, long-term interest rates had climbed above 3% for the first time in more than two years, and municipal bond prices fell as anxious investors withdrew from the market. However, interest rates subsequently moderated and bond prices rebounded when unusually harsh winter weather in much of the U.S. triggered an economic contraction during the first quarter of 2014.

Although the recovery got back on track during the spring, favorable supply-and-demand dynamics kept long-term interest rates low. Less refinancing activity produced a reduced supply of newly issued tax-exempt securities over the first eight months of 2014, while demand intensified from investors seeking competitive after-tax yields. This constructive market environment enabled longer term municipal bonds to produce highly competitive total returns, with lower rated securities faring particularly well.These developments had a muted impact on short-term municipal bonds, where yields remained anchored by the historically low federal funds rate.

The U.S. economic rebound persisted through the reporting period’s end, resulting in better underlying credit conditions for many issuers. Tax revenues increased, helping most states achieve budget surpluses. Isolated credit problems in Detroit and Puerto Rico proved to be notable exceptions to recovering credit conditions over the reporting period.

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

Puerto Rico Holdings Dampened Relative Performance

The fund’s holdings of Puerto Rico bonds were relatively modest over the reporting period, but even a light position had a significant impact on the fund’s relative performance when the U.S. territory’s bonds were hurt by media reports detailing its economic and fiscal challenges.

The fund achieved better relative results by maintaining its average duration in a position that was slightly longer than industry averages. This strategy enabled the fund to participate more fully in gains among bonds with maturities of four years or more. Conversely, underweighted exposure to very short maturities helped cushion the impact of their relative weakness. Our security selection strategy also proved effective when “single-A” rated bonds, an area of overweighted exposure, produced higher returns than bonds with “double-A” and “triple-A” credit ratings. Finally, the fund received strong contributions from revenue-backed securities issued on behalf of industrial development projects.

At times during the reporting period, the fund employed futures contracts to establish its interest rate strategies.

Maintaining a Balanced Investment Posture

The U.S. economic recovery appears to have gained additional momentum, as evidenced by strengthening labor markets and improved consumer confidence. In addition, we believe that investors are returning their focus to market and issuer fundamentals now that it appears the Fed is close to ending its quantitative easing program. From a technical standpoint, we currently expect the supply of newly issued municipal bonds to increase as issuers become more comfortable borrowing in a better economic climate.

In light of these potential developments, we have continued to balance our efforts to bolster current tax-advantaged income with the need to preserve investors’ capital.We have maintained the fund’s relatively long average duration to capture higher yields, but we have reduced its holdings of lower-rated securities in favor of their higher quality counterparts.

September 15, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends
and, where applicable, capital gain distributions.The S&P Municipal Bond
Investment Grade Short Index and the S&P Municipal Bond Short Index
are unmanaged, market-weighted indexes designed to measure the performance of municipal bonds with a minimum maturity of 6 months and a maximum maturity of up to, but not including, 4 years, and, in the case of the S&P
Municipal Bond Investment Grade Short Index, that are rated at least BBB-
by Standard & Poor’s Ratings Services, Baa3 by Moody’s Investor Services,
Inc., or BBB- by Fitch Ratings. Unlike a mutual fund, neither index is subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.The S&P Municipal Bond
Investment Grade Intermediate Index was first calculated on March 19,
2013.Accordingly, the fund will continue to report the performance of the
S&P Municipal Bond Intermediate Index until the S&P Municipal Bond
Investment Grade Index has been calculated for a 10-year period.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

8

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	1 Year	5 Years	10 Years
Class M shares	1.37%	1.39%	2.11%
Investor shares	1.20%	1.17%	1.87%
S&P Municipal Bond Short Index	1.69%	1.87%	2.73%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund on
8/31/04 to a $10,000 investment made in the S&P Municipal Bond Short Index on that date.All dividends and capital gain distributions are reinvested.
Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Short Index to the S&P Municipal Bond Investment Grade Short Index
because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings.The S&P Municipal Bond Investment Grade Short Index was
launched on 3/19/13.Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond
Investment Grade Short Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade
Short Index is included in the graph and table on the next page.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The S&P Municipal Bond
Short Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 6 months and a maximum maturity of up to, but not including,
4 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Short Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 9

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	Inception		From
	Date	1 Year	Inception
Class M shares	3/31/13	1.37%	0.50%
Investor shares	3/31/13	1.20%	0.30%
S&P Municipal Bond Investment Short Index	3/31/13	1.65%	1.11	%†††

†† Source: Bloomberg L.P.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund on
3/31/13 to a $10,000 investment made in the S&P Municipal Bond Investment Grade Short Index on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The S&P Municipal Bond
Investment Grade Short Index is comprised of bonds in the S&P Municipal Bond Index that are rated at least BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch with a minimum maturity of 6 months and a maximum maturity of up to, but not including, 4 years as measured from the date on which the Index is rebalanced.
Unlike a mutual fund, the S&P Municipal Bond Investment Grade Short Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
††† For comparative purposes, the value of the S&P Municipal Bond Investment Grade Short Index on 3/31/13 is used as the beginning value on 3/19/13.

10

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by Jeremy N. Baker and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares produced a total return of 6.31%, and its Investor shares returned 6.04%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 8.46%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, achieved a total return of 8.58% for the same period.2

Municipal bonds rallied over the reporting period as long-term interest rates moderated, investor demand rebounded, and the supply of newly issued securities declined. The fund lagged its benchmark, mainly due to a relatively short average duration.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Economic and Technical Forces Buoyed Municipal Bonds

Municipal bonds struggled early in the reporting period when investors responded negatively to evidence of accelerating economic growth and plans by the Federal Reserve Board (the “Fed”) to back away from its massive quantitative easing program. By the end of 2013, long-term interest rates had climbed above 3% for the first time in more than two years, and municipal bond prices fell as anxious investors withdrew from the market. However, interest rates subsequently moderated and bond prices rebounded when unusually harsh winter weather in much of the U.S. contributed to an economic contraction during the first quarter of 2014.

Although the economic recovery got back on track during the spring, favorable supply-and-demand dynamics kept long-term interest rates low. In addition, less refinancing activity produced a reduced supply of newly issued tax-exempt securities over the first eight months of 2014, while demand intensified from investors seeking competitive after-tax yields in a low interest rate environment. This constructive market environment enabled municipal bonds to produce highly competitive total returns for the reporting period, with longer term and lower rated securities faring particularly well.

The Funds 11

DISCUSSION OF FUND PERFORMANCE (continued)

The economic rebound persisted through the reporting period’s end, resulting in better underlying credit conditions for many issuers. Tax revenues increased, helping most states achieve budget surpluses. However, Pennsylvania has continued to struggle with fiscal pressures, which prompted one agency to downgrade its credit rating. Isolated credit problems in Detroit and Puerto Rico also were notable exceptions to recovering national credit conditions over the reporting period.

Short Duration Posture Dampened Relative Performance

Although the fund’s relatively short average duration sheltered it from some of the adverse impact of rising interest rates in late 2013, the same strategy prevented the fund from participating more fully in gains when long-term rates moderated in 2014. An allocation to Puerto Rico municipal bonds also hampered the fund’s relative performance, as did the fund’s positions in highly rated, shorter term escrowed securities.

The fund achieved better relative results through municipal bonds with maturities of 25 years and greater. Underweighted exposure to general obligation bonds also supported the fund’s results compared to the benchmark. Instead, we emphasized bonds backed by revenues from municipal services. The fund received especially strong contributions from bonds issued on behalf of toll roads, airports, and educational institutions.

At times during the reporting period, the fund employed futures contracts to manage its interest rate strategies.

Maintaining a Cautious Investment Posture

The U.S. economic recovery appears to have gained additional momentum, as evidenced by a strengthening labor market and improved consumer confidence. In addition, investors have returned their focus to market and issuer fundamentals now that it appears the Fed is close to ending its quantitative easing program. From a technical standpoint, we currently expect the supply of newly issued municipal bonds to increase as issuers become more comfortable borrowing in a better economic climate.

In light of these potential developments, we have maintained a generally defensive stance. We have also maintained the fund’s relatively short average duration, and we have reduced its holdings of lower rated securities in favor of their higher quality counterparts. In our view, these are prudent strategies in today’s changing market environment.

September 15, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: BLOOMBERG L.P. — The S&P Municipal Bond
Investment Grade Intermediate Index and the S&P Municipal Bond
Intermediate Index are unmanaged, market-weighted indexes designed to measure the performance of municipal bonds with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years, and, in the case of the S&P Municipal Bond Investment Grade Index, that are rated at least BBB- by Standard & Poor’s Ratings Services, Baa3 by
Moody’s Investor Services, Inc., or BBB- by Fitch Ratings. Unlike a mutual fund, neither index is subject to charges, fees and other expenses and is not limited to investments principally in Pennsylvania municipal obligations.The
S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013.Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the
S&P Municipal Bond Investment Grade Index has been calculated for a 10-
year period. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

12

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	1 Year	5 Years	10 Years
Class M shares	6.31%	3.87%	3.51%
Investor shares	6.04%	3.64%	3.26%
S&P Municipal Bond Intermediate Index	8.58%	5.27%	4.83%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund on
8/31/04 to a $10,000 investment made in the S&P Municipal Bond Intermediate Index on that date.All dividends and capital gain distributions are reinvested.
Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade
Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings.The S&P Municipal Bond Investment
Grade Intermediate Index was first calculated on 3/19/13.Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate
Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the
S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.
The fund invests primarily in Pennsylvania investment-grade municipal bonds.The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The S&P Municipal Bond Intermediate Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Intermediate Index is are not subject to charges, fees and other expenses and is not limited to investments principally in
Pennsylvania municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 13

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	Inception		From
	Date	1 Year	Inception
Class M shares	3/31/13	6.31%	1.17%
Investor shares	3/31/13	6.04%	0.92%
S&P Municipal Bond Investment Grade
Intermediate Index	3/31/13	8.46%	2.96	%†††

†† Source: Bloomberg L.P.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund on
3/31/13 to a $10,000 investment made in the S&P Municipal Bond Investment Grade Intermediate Index on that date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in Pennsylvania investment-grade municipal bonds.The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The S&P Municipal Bond Investment Grade Intermediate Index is comprised of bonds in the S&P Municipal
Bond Index that are rated at least BBB- by Standard & Poor’s Ratings Services, Baa3 by Moody’s Investor Services, Inc. or BBB- by Fitch Ratings with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Investment Grade Intermediate Index is not subject to charges, fees and other expenses and is not limited to investments principally in
Pennsylvania municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
††† For comparative purposes, the value of the S&P Municipal Bond Investment Grade Intermediate Index on 3/31/13 is used as the beginning value on 3/19/13.

14

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Class M shares produced a total return of 6.21%, and its Investor shares returned 5.95%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 8.46%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, achieved a total return of 8.58% for the same period.2

Municipal bonds rallied over the reporting period as long-term interest rates moderated, investor demand rebounded, the supply of newly issued securities declined, and credit conditions improved. The fund lagged its benchmark, mainly due to a relatively short average duration.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Economic and Technical Forces Buoyed Municipal Bonds

Municipal bonds struggled early in the reporting period when investors responded negatively to evidence of more robust economic growth and plans by the Federal Reserve Board (the “Fed”) to begin backing away from its massive quantitative easing program. By the end of 2013, long-term interest rates had climbed above 3% for the first time in more than two years, and municipal bond prices fell as anxious investors withdrew from the market. However, interest rates subsequently moderated and bond prices rebounded when unusually harsh winter weather in much of the U.S. contributed to an economic contraction during the first quarter of 2014.

Although the economic recovery appeared to get back on track during the spring, favorable supply-and-demand dynamics kept long-term interest rates low. Less refinancing activity produced a reduced supply of newly issued tax-exempt securities over the first eight months of 2014, while demand intensified from investors seeking competitive after-tax yields in a low interest rate environment. This constructive market environment enabled municipal bonds to produce highly competitive total returns for the reporting period, with longer term and lower rated securities faring particularly well.

The U.S. economic rebound persisted through the reporting period’s end, resulting in better underlying credit conditions for many issuers. Tax revenues increased, helping most states achieve budget surpluses. Massachusetts fared especially well due to its diverse economy and conservative fiscal management. Isolated

The Funds 15

DISCUSSION OF FUND PERFORMANCE (continued)

credit problems in Detroit and Puerto Rico proved to be notable exceptions to recovering national credit conditions over the reporting period.

Short Duration Posture Dampened Relative Performance

Although the fund’s relatively short average duration sheltered it from some of the adverse impact of rising interest rates in late 2013, the same strategy prevented the fund from participating more fully in gains when long-term rates moderated in 2014. An allocation to Puerto Rico municipal bonds also hampered the fund’s relative performance, as did the fund’s positions in highly rated, shorter term escrowed securities.

The fund achieved better relative results through its holdings of bonds with maturities of 25 years and greater. Underweighted exposure to general obligation bonds also supported the fund’s results compared to the benchmark. Instead, we emphasized bonds backed by revenues from municipal services. The fund received especially strong contributions from bonds issued on behalf of Massachusetts educational institutions and hospitals.

At times during the reporting period, the fund employed futures contracts to manage its interest rate strategies.

Maintaining a Cautious Investment Posture

The U.S. economic recovery appears to have gained additional momentum, as evidenced by a strengthening labor market and improved consumer confidence. In addition, investors have returned their focus to market and issuer fundamentals now that it appears the Fed is close to the end of its quantitative easing program. From a technical standpoint, we currently expect the supply of newly issued municipal bonds to increase as issuers become more comfortable borrowing in a better economic climate.

In light of these potential developments, we have maintained a generally defensive stance. We have also maintained the fund’s relatively short average duration, and we have reduced its holdings of lower rated securities in favor of their higher quality counterparts. In our view, these are prudent strategies in today’s changing market environment.

September 15, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: BLOOMBERG L.P. — Municipal Bond Investment Grade
Intermediate Index and the S&P Municipal Bond Intermediate Index are
unmanaged, market-weighted indexes designed to measure the performance of municipal bonds is composed of bonds in the S&P Municipal Bond Index and, in the case of the S&P Municipal Bond Investment Grade Index, with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years. Unlike a mutual fund, neither index is subject to charges, fees, and other expenses and is not limited to investments principally in Massachusetts municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013.Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the
S&P Municipal Bond Investment Grade Index has been calculated for a 10-
year period.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

16

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	1 Year	5 Years	10 Years
Class M shares	6.21%	3.79%	3.85%
Investor shares	5.95%	3.54%	3.60%
S&P Municipal Bond Intermediate Index	8.58%	5.27%	4.83%

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund on
8/31/04 to a $10,000 investment made in the S&P Municipal Bond Intermediate Index on that date.All dividends and capital gain distributions are reinvested.
Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade
Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings.The S&P Municipal Bond Investment
Grade Intermediate Index was first calculated on 3/19/13.Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate
Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the
S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The S&P Municipal Bond
Intermediate Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Intermediate Index is not subject to charges, fees and other expenses and is not limited to investments principally in Massachusetts municipal obligations. Investors cannot invest directly in any index.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 17

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	Inception		From
	Date	1 Year	Inception
Class M shares	3/31/13	6.21%	1.33%
Investor shares	3/31/13	5.95%	1.08%
S&P Municipal Bond Investment Grade
Intermediate Index	3/31/13	8.46%	2.96	%†††

†† Source: Bloomberg L.P.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund on
3/31/13 to a $10,000 investment made in the S&P Municipal Bond Investment Grade Intermediate Index on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The S&P Municipal Bond
Investment Grade Intermediate Index is comprised of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s Ratings Services,
Baa3 by Moody’s Investor Services, Inc. or BBB- by Fitch Ratings with a minimum maturity of 3 years and a maximum maturity of up to, but not including,
15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Investment Grade Intermediate Index is not
subject to charges, fees and other expenses and is not limited to investments principally in Massachusetts municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
††† For comparative purposes, the value of the S&P Municipal Bond Investment Grade Intermediate Index on 3/31/13 is used as the beginning value on 3/19/13.

18

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by John F. Flahive, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares produced a total return of 7.04%, and its Investor shares returned 6.77%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 8.46%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, achieved a total return of 8.58% for the same period.2

Municipal bonds rallied over the reporting period as long-term interest rates moderated, investor demand rebounded, the supply of newly issued securities declined, and credit conditions improved. The fund lagged its benchmark, mainly due to a relatively short average duration.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, New York state, and New York city income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval.To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal, New York state, and New York city personal income taxes. These municipal bonds include those issued by New York state and New York city as well as those issued by U.S. territories and possessions.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years.

Economic and Technical Forces Buoyed Municipal Bonds

Municipal bonds struggled early in the reporting period when investors responded negatively to evidence of more robust economic growth and plans by the Federal Reserve Board (the “Fed”) to begin backing away from its massive quantitative easing program. By the end of 2013, long-term interest rates had climbed above 3% for the first time in more than two years, and municipal bond prices fell as anxious investors withdrew from the market. However, interest rates subsequently moderated and bond prices rebounded when unusually harsh winter weather in much of the U.S. contributed to an economic contraction during the first quarter of 2014.

Although the economic recovery appeared to get back on track during the spring, favorable supply-and-demand dynamics kept long-term interest rates low. Less refinancing activity produced a reduced supply of newly issued tax-exempt securities over the first eight months of 2014, while demand intensified from investors seeking competitive after-tax yields in a low interest rate environment. This constructive market environment enabled municipal bonds to produce highly competitive total returns for the reporting period, with longer term and lower rated securities faring particularly well.

The U.S. economic rebound persisted through the reporting period’s end, resulting in better underlying credit conditions for many issuers. Tax revenues increased, helping most states achieve budget surpluses. New York was no exception to this trend, as the state recently has shored up its finances, resulting in credit rating upgrades from major rating agencies. Isolated credit problems in Detroit and Puerto Rico proved to

The Funds 19

DISCUSSION OF FUND PERFORMANCE (continued)

be notable exceptions to recovering national credit conditions over the reporting period.

Short Duration Posture Dampened Relative Performance

Although the fund’s relatively short average duration sheltered it from some of the adverse impact of rising interest rates in late 2013, the same strategy prevented the fund from participating more fully in gains when long-term rates moderated in 2014. To a lesser degree, an allocation to Puerto Rico municipal bonds also hampered the fund’s relative performance.

The fund achieved better relative results through its holdings of bonds with maturities of 25 years and greater. Underweighted exposure to general obligation bonds also supported the fund’s results compared to the benchmark. Instead, we emphasized bonds backed by revenues from municipal services. The fund received especially strong contributions from bonds issued on behalf of industrial development projects. Underweighted exposure to high-quality escrowed bonds also bolstered the fund’s relative performance.

At times during the reporting period, the fund employed futures contracts to manage its interest rate strategies.

Maintaining a Cautious Investment Posture

The U.S. economic recovery appears to have gained additional momentum, as evidenced by a strengthening labor market and improved consumer confidence. In addition, investors have returned their focus to market and issuer fundamentals now that it appears the Fed is close to the end of its quantitative easing program. From a technical standpoint, we currently expect the supply of newly issued municipal bonds to increase as issuers become more comfortable borrowing in a better economic climate.

In light of these potential developments, we have maintained a generally defensive stance. We have also maintained the fund’s relatively short average duration, and we have reduced its holdings of lower rated securities in favor of their higher quality counterparts. In our view, these are prudent strategies in today’s changing market environment.

September 15, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-NewYork residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through December 31, 2014, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: BLOOMBERG L.P. — The S&P Municipal Bond
Investment Grade Intermediate Index and the S&P Municipal Bond
Intermediate Index are unmanaged, market-weighted indexes designed to measure the performance of municipal bonds with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years, and, in the case of the S&P Municipal Bond Investment Grade Index, that are rated at least BBB- by Standard & Poor’s Ratings Services, Baa3 by
Moody’s Investor Services, Inc., or BBB- by Fitch Ratings. Unlike a mutual fund, neither index is subject to charges, fees and other expenses and is not limited to investments principally in NewYork municipal obligations.The
S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013.Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the
S&P Municipal Bond Investment Grade Index has been calculated for a
10-year period. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

20

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	1 Year	5 Years	10 Years
Class M shares	7.04%	4.09%	4.04%
Investor shares	6.77%	3.82%	3.79%
S&P Municipal Bond Intermediate Index	8.58%	4.87%	4.66%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund on
8/31/04 to a $10,000 investment made in the S&P Municipal Bond Intermediate Index on that date.All dividends and capital gain distributions are reinvested.
Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade
Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings.The S&P Municipal Bond Investment
Grade Intermediate Index was first calculated on 3/19/13.Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate
Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the
S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.
As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton NewYork Intermediate Tax-Exempt Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to the fund in a tax-free reorganization and the fund commenced operations.The performance figures for the fund’s Class M shares represent the performance of the predecessor fund’s
Institutional shares prior to the commencement of operations for the fund and the performance of the fund’s Class M shares thereafter.The performance figures for
Investor shares represent the performance of the predecessor fund’s Class A shares prior to the commencement of operations for the fund and the performance of the fund’s Investor shares thereafter.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The S&P Municipal Bond
Intermediate Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Intermediate Index is not subject to charges, fees and other expenses and is not limited to investments principally in NewYork municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 21

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/14
	Inception		From
	Date	1 Year	Inception
Class M shares	3/31/13	7.04%	1.80%
Investor shares	3/31/13	6.77%	1.54%
S&P Municipal Bond Investment Grade
Intermediate Index	3/31/13	8.46%	2.96	%†††

†† Source: Bloomberg L.P.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund on
3/31/13 to a $10,000 investment made in the S&P Municipal Bond Investment Grade Intermediate Index on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The S&P Municipal Bond
Investment Grade Intermediate Index is comprised of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s Ratings Services,
Baa3 by Moody’s Investor Services, Inc. or BBB- by Fitch Ratings with a minimum maturity of 3 years and a maximum maturity of up to, but not including,
15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Investment Grade Intermediate Index is
not subject to charges, fees and other expenses and is not limited to investments principally in NewYork municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
††† For comparative purposes, the value of the S&P Municipal Bond Investment Grade Intermediate Index on 3/31/13 is used as the beginning value on 3/19/13.

22

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon Municipal Opportunities Fund’s Class M shares produced a total return of 12.88%, and its Investor shares returned 12.54%.1 In comparison, the fund’s benchmark, the Barclays Municipal Bond Index (the “Index”), produced a total return of 10.14%.2

The municipal bond market rallied over the reporting period as long-term interest rates moderated, investor demand rebounded, the supply of newly issued securities declined, and national credit conditions improved. The fund outperformed its benchmark, mainly due to an emphasis on longer term and lower rated securities.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds).While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities, such as Brady bonds and sovereign debt obligations.

We seek to deliver value-added excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market. Although the fund seeks to be diversified by geography and sector, the fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Economic and Technical Forces Buoyed Municipal Bonds

Municipal bonds struggled early in the reporting period as fixed-income investors responded negatively to evidence of more robust economic growth. Indeed, by year-end 2013, long-term interest rates had climbed above 3% for the first time in more than two years, and municipal bond prices fell as anxious investors withdrew from the market. However, interest rates soon moderated and bond prices rebounded when harsh winter weather in much of the U.S. contributed to an economic contraction during the first quarter of 2014.

Although the recovery appeared to get back on track during the spring, favorable supply-and-demand dynamics kept long-term interest rates low. Less refinancing activity produced a reduced supply of newly issued tax-exempt securities over the first eight months of 2014, while demand intensified from investors seeking competitive after-tax yields. This constructive environment enabled municipal bonds to produce highly competitive total returns for the reporting period, with longer term and lower rated securities faring particularly well.

The U.S. economic rebound persisted through the reporting period’s end, resulting in better underlying credit conditions.Tax revenues increased, helping most states achieve budget surpluses. Isolated credit problems in Detroit and Puerto Rico were notable exceptions to recovering credit conditions.

The Funds 23

DISCUSSION OF FUND PERFORMANCE (continued)

Constructive Investment Posture Buoyed Fund Results

Constructive positioning helped the fund participate more than fully in the market’s gains over the reporting period. A relatively long average duration, including an emphasis on municipal bonds with maturities of 15 years and more, enhanced the fund’s exposure to a particularly strong segment of the market’s maturity spectrum.The fund also held overweighted exposure to investment-grade bonds with “single-A” and “triple-B” credit ratings, which fared well when yield differences narrowed along the market’s credit quality range.

Our security selection strategy also produced positive results for the fund. California bonds gained value as the state’s fiscal condition improved, and bonds issued on behalf of Texas transportation facilities and charter schools produced strong results. More generally, the fund received positive contributions from revenue-backed bonds from hospitals, airports, and toll roads.

Although disappointments over the reporting period proved mild, the fund’s cash holdings dampened its relative performance to a degree, as did a small allocation to struggling Puerto Rico bonds. At times, the fund employed futures contracts to establish some of its strategies, but these derivative instruments weighed on returns. The fund achieved more positive results through the use of inverse floaters, which helped enhance the fund’s overall yield.

A More Cautious Investment Posture

The U.S. economic recovery has gained additional momentum, as evidenced by a strengthening labor market and improved consumer confidence. In addition, we believe that investors are returning their focus to market and issuer fundamentals now that it appears the Federal Reserve Board is close to ending its quantitative easing program. From a technical standpoint, we currently expect the supply of newly issued municipal bonds to increase as issuers become more comfortable borrowing in a better economic climate.

In light of these factors, we have adopted a more defensive stance.We have reduced the fund’s average duration toward the neutral range, and we have trimmed its holdings of lower-rated securities in favor of their higher quality counterparts. In our view, these are prudent strategies in today’s changing market environment.

September 15, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Municipal Bond
Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted tax-exempt bond market. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

24

FUND PERFORMANCE

BNY Mellon Municipal Opportunities Fund (Class M shares)
BNY Mellon Municipal Opportunities Fund (Investor shares)
Barclays Municipal Bond Index†
Dollars
18,000
16,000
14,000
12,000
10,000
$17,795
$17,544
$14,416
10/15/08
09
10
11
12
13
14
Years Ended 8/31

Comparison of change in value of $10,000 investment in BNY Mellon Municipal Opportunities Fund Class M shares and Investor shares and the Barclays Municipal Bond Index

Average Annual Total Returns *as of 8/31/14*

	Inception Date	1 Year	5 Years	From Inception
Class M shares	10/15/08	12.88%	7.05%	10.30%
Investor shares	10/15/08	12.54%	6.79%	10.03%
Barclays Municipal Bond Index	9/30/08	10.14%	5.39%	6.38%††

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Municipal Opportunities Fund on 10/15/08 (inception date) to a $10,000 investment made in the Barclays Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† For comparative purposes, the value of the Index as of 9/30/08 is used as the beginning value on 10/15/08.

The Funds 25

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon municipal bond fund from March 1, 2014 to August 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2014

	Class M Shares	Investor Shares

BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$2.55	$3.83
Ending value (after expenses)	$1,026.00	$1,025.60
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$2.52	$3.83
Ending value (after expenses)	$1,002.20	$1,001.00
Annualized expense ratio (%)	.50	.76
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.47	$4.74
Ending value (after expenses)	$1,024.80	$1,023.60
Annualized expense ratio (%)	.68	.93
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.70	$3.97
Ending value (after expenses)	$1,022.00	$1,020.80
Annualized expense ratio (%)	.53	.78
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$3.02	$4.30
Ending value (after expenses)	$1,030.00	$1,028.70
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal
Opportunities Fund
Expenses paid per $1,000†	$3.63	$5.18
Ending value (after expenses)	$1,056.90	$1,054.80
Annualized expense ratio (%)	.70	1.00

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2014

	Class M Shares	Investor Shares

BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$2.55	$3.82
Ending value (after expenses)	$1,022.68	$1,021.42
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$2.55	$3.87
Ending value (after expenses)	$1,022.68	$1,021.37
Annualized expense ratio (%)	.50	.76
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.47	$4.74
Ending value (after expenses)	$1,021.78	$1,020.52
Annualized expense ratio (%)	.68	.93
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.70	$3.97
Ending value (after expenses)	$1,022.53	$1,021.27
Annualized expense ratio (%)	.53	.78
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$3.01	$4.28
Ending value (after expenses)	$1,022.23	$1,020.97
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal
Opportunities Fund
Expenses paid per $1,000†	$3.57	$5.09
Ending value (after expenses)	$1,021.68	$1,020.16
Annualized expense ratio (%)	.70	1.00

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Funds 27

STATEMENT OF INVESTMENTS
August 31, 2014

BNY Mellon National Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—99.1%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.7%
Alabama 21st Century Authority, Tobacco Settlement Revenue	5.00	6/1/20	1,500,000		1,753,170
Alabama 21st Century Authority, Tobacco Settlement Revenue	5.00	6/1/21	1,240,000		1,455,847
Birmingham Special Care Facilities Financing Authority-Baptist
Medical Centers, Revenue (Baptist Health System, Inc.)	5.00	11/15/15	5,000,000		5,235,600
Jefferson County, Limited Obligation School Warrants	5.25	1/1/15	1,815,000		1,827,705
Jefferson County, Limited Obligation School Warrants	5.25	1/1/16	4,810,000		4,843,670
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/24	13,325,000		13,331,263
Montgomery BMC Special Care Facilities Financing
Authority, Revenue (Baptist Health)
(Insured; National Public Finance Guarantee Corp.)	5.00	11/15/14	2,500,000		2,525,650
Alaska—.5%
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/18	8,000,000		9,038,240
Arizona—2.5%
Arizona Board of Regents, Arizona State University System
Revenue (Polytechnic Campus Project)	6.00	7/1/25	2,500,000		2,936,425
Arizona Board of Regents, Arizona State University System
Revenue (Polytechnic Campus Project)	6.00	7/1/26	1,000,000		1,171,700
Arizona Board of Regents, Arizona State University System
Revenue (Polytechnic Campus Project)	6.00	7/1/28	1,100,000		1,279,498
Arizona Transportation Board, Highway Revenue	5.00	7/1/26	5,000,000		5,702,400
Arizona Transportation Board, Highway Revenue (Prerefunded)	5.00	7/1/16	15,000,000	[a]	16,287,450
Arizona Transportation Board, Subordinated Highway Revenue	5.00	7/1/31	4,335,000		5,036,663
Glendale, Senior Lien Water and Sewer Revenue Obligations	5.00	7/1/26	4,425,000		5,180,480
Phoenix, GO	6.25	7/1/16	1,250,000		1,386,162
Salt River Project Agricultural Improvement and Power District,
Salt River Project Electric System Revenue	5.00	12/1/26	2,000,000		2,366,340
University Medical Center Corporation, HR	5.25	7/1/16	2,310,000		2,319,194
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	3,570,000		3,770,420
California—18.1%
Alameda Corridor Transportation Authority,
Subordinate Lien Revenue (Insured; AMBAC)	5.25	10/1/21	5,000,000		5,485,100
Bay Area Toll Authority,
San Francisco Bay Area Toll Bridge Revenue	1.88	4/1/19	10,000,000		10,230,300
California, Economic Recovery Bonds	5.00	7/1/15	2,950,000		2,951,770
California, GO (Various Purpose)	5.00	2/1/21	4,000,000		4,835,840
California, GO (Various Purpose)	5.00	9/1/21	11,200,000		13,673,856
California, GO (Various Purpose)	5.00	9/1/21	5,000,000		6,104,400
California, GO (Various Purpose)	5.25	10/1/23	5,000,000		6,133,800
California, GO (Various Purpose)	5.00	12/1/23	12,500,000		15,479,875
California, GO (Various Purpose)	5.00	12/1/23	2,500,000		3,095,975
California, GO (Various Purpose)	5.25	9/1/29	10,000,000		12,066,400
California, GO (Various Purpose)	6.00	3/1/33	11,445,000		13,883,586

28

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California, GO (Various Purpose)	6.50	4/1/33	8,750,000		10,702,562
California, GO (Various Purpose)	5.50	3/1/40	7,950,000		9,198,389
California Department of Water Resources,
Power Supply Revenue	5.00	5/1/22	5,000,000		5,956,800
California Department of Water Resources, Power Supply
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/21	11,985,000		13,852,263
California Department of Water Resources,
Water System Revenue (Central Valley Project)	5.00	12/1/19	5,000,000		6,005,700
California Health Facilities Financing Authority,
Revenue (City of Hope)	5.00	11/15/23	1,500,000		1,782,135
California Health Facilities Financing Authority,
Revenue (City of Hope)	5.00	11/15/24	1,600,000		1,884,496
California Health Facilities Financing Authority,
Revenue (Providence Health and Services) (Prerefunded)	6.25	10/1/18	8,500,000	[a]	10,396,180
California Health Facilities Financing Authority, Revenue
(Providence Health and Services) (Prerefunded)	6.25	10/1/18	4,000,000	[a]	4,892,320
California Health Facilities Financing Authority, Revenue
(Providence Health and Services) (Prerefunded)	6.50	10/1/18	60,000	[a]	73,934
California Health Facilities Financing Authority, Revenue
(Providence Health and Services) (Prerefunded)	6.50	10/1/18	3,440,000	[a]	4,234,193
California Health Facilities Financing Authority,
Revenue (Saint Joseph Health System)	5.00	10/17/17	5,000,000		5,685,900
California Pollution Control Financing Authority,
SWDR (Waste Management, Inc. Project)	5.00	1/1/22	2,250,000		2,403,540
California Pollution Control Financing Authority,
SWDR (Waste Management, Inc. Project)	5.00	7/1/27	2,000,000		2,063,920
California State Public Works Board, LR (Department of
General Services) (Capitol East End Complex—Blocks
171-174 and 225) (Insured; AMBAC)	5.25	12/1/19	5,000,000		5,019,850
California State Public Works Board, LR (Department of
General Services) (Capitol East End Complex—Blocks
171-174 and 225) (Insured; AMBAC)	5.00	12/1/23	4,000,000		4,015,040
California State Public Works Board, LR (Various Capital Projects)	5.00	4/1/19	8,760,000		10,295,540
California State Public Works Board, LR (Various Capital Projects)	5.00	10/1/20	2,000,000		2,416,200
California State Public Works Board, LR (Various Capital Projects)	5.00	11/1/20	1,350,000		1,633,243
California Statewide Communities Development Authority,
Mortgage Revenue (Methodist Hospital of
Southern California Project) (Collateralized; FHA)	6.25	8/1/24	4,285,000		5,144,228
California Statewide Communities Development Authority,
Revenue (Saint Joseph Health System)
(Insured; Assured Guaranty Municipal Corp.)	4.50	7/1/18	2,200,000		2,364,142
Los Angeles County Metropolitan Transportation Authority,
Proposition A First Tier Senior Sales Tax Revenue	5.00	7/1/20	7,165,000		8,702,681
Los Angeles Department of Airports, Senior Revenue
(Los Angeles International Airport)	5.25	5/15/26	15,520,000		18,287,061

The Funds 29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Los Angeles Unified School District, GO	5.00	7/1/24	15,000,000		18,848,250
Los Angeles Unified School District, GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	7/1/17	2,395,000	[a]	2,701,680
Los Angeles Unified School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.75	7/1/16	2,000,000		2,201,880
New Haven Unified School District, GO
(Insured; Assured Guaranty Corp.)	0.00	8/1/33	4,000,000	[b]	1,788,280
Port of Oakland, Revenue	5.00	5/1/18	1,835,000		2,111,571
Port of Oakland, Revenue	5.00	5/1/19	2,250,000		2,639,430
Port of Oakland, Revenue	5.00	5/1/23	1,875,000		2,174,512
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/25	4,635,000		5,750,969
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/28	5,000,000		6,101,800
Sacramento County Sanitation Districts Financing Authority,
Subordinate Lien Revenue (Sacramento Regional
County Sanitation District) (Insured; FGIC)	0.69	12/1/35	10,000,000	[c]	8,831,700
Sacramento County Water Financing Authority, Revenue
(Sacramento County Water Agency Zones 40 and 41 Water
System Project) (Insured; National Public Finance Guarantee Corp.)	0.70	6/1/34	8,000,000	[c]	7,124,720
San Francisco City and County Airport Commission,
Second Series Revenue (San Francisco International Airport)	5.00	5/1/25	5,000,000		5,887,600
San Francisco City and County Airport Commission,
Second Series Revenue (San Francisco International Airport)	5.00	5/1/26	5,000,000		5,863,850
San Francisco City and County Public Utilities Commission,
San Francisco Water Revenue	5.00	11/1/37	11,000,000		12,490,280
Southern California Public Power Authority,
Gas Project Revenue (Project Number 1)	5.25	11/1/20	4,000,000		4,605,640
Southern California Public Power Authority,
Revenue (Apex Power Project)	5.00	7/1/30	1,000,000		1,189,440
Southern California Public Power Authority,
Revenue (Apex Power Project)	5.00	7/1/31	3,855,000		4,559,810
Southern California Public Power Authority,
Revenue (Apex Power Project)	5.00	7/1/32	8,000,000		9,447,600
Southern California Public Power Authority,
Revenue (Apex Power Project)	5.00	7/1/33	3,380,000		3,972,582
Colorado—4.0%
City and County of Denver, Airport System Revenue
(Insured: Assured Guaranty Corp. and
National Public Finance Guarantee Corp.)	5.25	11/15/19	4,445,000		4,990,135
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	2,000,000		2,341,780
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,600,000		1,847,792
Colorado Health Facilities Authority, Revenue
(Vail Valley Medical Center Project)	5.00	1/15/20	280,000		283,206

30

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Colorado (continued)
Colorado Health Facilities Authority, Revenue
(Vail Valley Medical Center Project) (Prerefunded)	5.00	1/15/15	970,000	[a]	987,848
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/16	3,565,000		3,843,213
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	9/1/16	5,000,000		5,414,950
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	1.80	9/1/17	5,000,000	[c]	5,037,500
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/17	3,500,000		3,873,520
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	5.45	6/15/16	7,690,000	[a]	8,379,178
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	5.70	6/15/16	7,345,000	[a]	8,036,018
Northwest Parkway Public Highway Authority, Revenue
(Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.55	6/15/16	10,960,000	[a]	11,961,854
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	5.75	11/15/18	2,220,000		2,485,845
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.13	11/15/23	5,350,000		6,691,459
Regional Transportation District, COP	5.00	6/1/19	1,750,000		2,034,882
Regional Transportation District, COP	5.00	6/1/20	2,700,000		3,151,818
Regional Transportation District, COP	5.50	6/1/22	2,200,000		2,579,918
Connecticut—1.1%
Connecticut, GO	5.00	4/15/22	5,000,000		6,065,450
Connecticut, GO	5.00	5/15/23	10,000,000		11,885,800
Connecticut, GO (Insured; AMBAC)	5.25	6/1/18	1,500,000		1,742,805
Delaware—1.1%
Delaware, GO	5.00	2/1/23	5,000,000		5,985,700
Delaware River and Bay Authority, Revenue	5.00	1/1/21	2,000,000		2,353,520
Delaware River and Bay Authority, Revenue	5.00	1/1/22	2,710,000		3,212,434
Delaware River and Bay Authority, Revenue	5.00	1/1/23	1,500,000		1,782,105
Delaware River and Bay Authority, Revenue	5.00	1/1/24	1,000,000		1,199,470
University of Delaware, Revenue	5.00	11/1/27	5,440,000		6,522,397
District of Columbia—.7%
District of Columbia, GO (Insured;
Assured Guaranty Municipal Corp.)	3.30	6/1/16	5,000,000	[c]	5,187,100
Metropolitan Washington Airports Authority,
Airport System Revenue	5.00	10/1/23	4,250,000		4,959,495
Metropolitan Washington Airports Authority,
Airport System Revenue	5.00	10/1/24	2,500,000		2,916,900
Florida—4.9%
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/19	4,220,000		4,706,355

The Funds 31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/20	2,500,000		2,789,325
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/20	3,540,000		3,727,018
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/21	3,675,000		3,867,386
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/17	2,000,000		2,263,960
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/21	2,500,000		2,999,750
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/18	8,500,000		9,866,035
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/21	2,000,000		2,308,800
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/22	1,625,000		1,875,412
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/24	1,000,000		1,154,100
Lee County, Airport Revenue	5.50	10/1/23	2,500,000		2,987,450
Lee County, Airport Revenue	5.50	10/1/24	5,000,000		5,910,800
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/25	4,175,000		4,965,202
Miami-Dade County, Subordinate Special Obligation Bonds
(Insured; National Public Finance Guarantee Corp.)	5.00	10/1/22	2,000,000		2,195,440
Orlando Utilities Commission, Utility System Revenue	3.12	10/1/16	13,400,000	[c]	13,955,162
Port Saint Lucie, Utility System Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/29	5,000,000		5,334,700
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/24	1,790,000		1,954,644
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/25	6,170,000		6,712,096
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/28	2,105,000		2,267,843
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/29	1,085,000		1,165,496
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	245,000	[a]	288,495
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	240,000	[a]	282,607
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	210,000	[a]	247,281
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	725,000	[a]	853,709
Tampa Bay Water, A Regional Water Supply Authority,
Utility System Revenue	5.00	10/1/20	5,000,000		6,004,950
Georgia—1.5%
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	6,000,000		6,996,900

32

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Georgia (continued)
Crisp County Development Authority, EIR
(International Paper Company Project)	5.55	2/1/15	1,000,000		1,019,260
DeKalb County, Water and Sewerage Revenue	5.25	10/1/36	3,500,000		4,025,945
Main Street Natural Gas Inc., Gas Project Revenue	6.38	7/15/38	1,335,000	[d]	215,002
Municipal Electric Authority of Georgia, GO
(Project One Subordinated Bonds)	5.75	1/1/20	5,000,000		5,887,850
Private Colleges and Universities Authority,
Revenue (Emory University)	5.00	9/1/18	2,000,000		2,096,280
Private Colleges and Universities Authority,
Revenue (Emory University)	5.00	9/1/41	6,990,000		7,832,225
Hawaii—.7%
Hawaii Department of Budget and Finance, Special Purpose
Revenue (The Queen’s Health Systems) (Insured; AMBAC)	0.22	7/1/24	14,250,000	[c]	13,555,313
Idaho—.6%
University of Idaho Regents, General Revenue	5.25	4/1/21	10,025,000		11,776,769
Illinois—5.5%
Chicago, General Airport Senior Lien Revenue
(Chicago O’Hare International Airport)	5.00	1/1/22	4,615,000		5,501,680
Chicago, General Airport Senior Lien Revenue
(Chicago O’Hare International Airport)	5.00	1/1/25	7,055,000		8,221,897
Chicago, GO	5.00	1/1/22	5,000,000		5,517,200
Chicago, GO (Modern Schools Across Chicago
Program) (Insured; AMBAC)	5.00	12/1/17	1,110,000		1,204,028
Chicago, GO (Project and Refunding Series)
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/26	6,940,000		7,092,541
Illinois, GO	5.00	8/1/18	19,900,000		22,131,387
Illinois, GO	5.00	8/1/19	10,000,000		11,232,100
Illinois, GO	5.00	9/1/19	7,500,000		7,529,325
Illinois, GO	5.00	2/1/26	5,000,000		5,475,100
Illinois, GO	5.25	2/1/28	6,000,000		6,527,820
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/20	5,000,000		5,673,100
Illinois Finance Authority, Gas Supply Revenue (The Peoples
Gas Light and Coke Company Project) (Insured; AMBAC)	4.30	6/1/16	2,500,000		2,651,600
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	5.00	6/1/15	3,500,000		3,613,890
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	6.25	6/1/24	10,000,000		10,951,200
Indiana—.1%
Indiana Finance Authority, Acquisition Revenue
(National Collegiate Athletic Association Project)	5.00	5/1/15	1,000,000		1,032,490
Kansas—2.4%
Harvey County Unified School District Number 373,
GO Improvement Bonds (Insured; National Public
Finance Guarantee Corp.)	5.00	9/1/21	1,700,000		1,924,315

The Funds 33

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Kansas (continued)
Kansas Department of Transportation, Highway Revenue	5.00	9/1/27	10,000,000		12,335,500
Kansas Department of Transportation, Highway Revenue	5.00	9/1/28	6,000,000		7,355,340
Kansas Development Finance Authority, Revenue
(University of Kansas Projects)	4.00	5/1/21	3,370,000		3,772,985
Wichita, Water and Sewer Utility Revenue	5.00	10/1/21	7,990,000		9,684,359
Wichita, Water and Sewer Utility Revenue	5.00	10/1/22	8,390,000		10,070,265
Kentucky—.2%
Kentucky Housing Corporation, Housing Revenue	4.80	7/1/20	1,580,000		1,591,408
Kentucky Property and Buildings Commission,
Revenue (Project Number 100)	5.00	8/1/21	1,785,000		2,123,418
Louisiana—1.9%
Jefferson Sales Tax District, Special Sales Tax
Revenue (Insured; AMBAC)	5.25	12/1/21	4,000,000		4,525,920
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; AMBAC)	5.00	6/1/21	5,500,000		5,876,530
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; Assured Guaranty Corp.)	6.13	6/1/25	14,500,000		16,929,040
Louisiana Local Government Environmental Facilities and
Community Development Authority, Revenue (Louisiana Community
and Technical College System Facilities Corporation Project)	5.00	10/1/22	5,000,000		5,736,850
Louisiana Public Facilities Authority, Revenue
(CHRISTUS Health Obligated Group)	6.00	7/1/29	2,000,000		2,231,060
Maryland—1.2%
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/28	2,480,000		2,961,269
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/29	4,640,000		5,509,814
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/30	4,640,000		5,482,346
Maryland Department of Transportation,
Consolidated Transportation Revenue	5.00	12/1/21	6,300,000		7,727,706
Massachusetts—1.7%
Massachusetts, GO	0.62	11/1/18	2,000,000	[c]	2,036,820
Massachusetts, GO (Consolidated Loan)	5.00	7/1/25	7,000,000		8,462,860
Massachusetts, GO (Insured; National Public Finance Guarantee Corp.)	5.50	10/1/20	3,285,000		4,067,848
Massachusetts Development Finance Agency, Revenue
(Combined Jewish Philanthropies of Greater Boston, Inc. Project)	4.75	2/1/15	675,000		684,970
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	7.50	10/1/22	2,000,000		2,459,900
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/29	2,950,000		3,183,493
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/39	885,000		953,402
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue) (Prerefunded)	8.00	10/1/15	2,050,000	[a]	2,225,255
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue) (Prerefunded)	8.00	10/1/15	615,000	[a]	667,576

34

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	6,000,000		6,745,920
Massachusetts School Building Authority, Dedicated Sales Tax
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/30	60,000		62,469
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.00	8/15/15	190,000	[a]	198,909
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	380,000		381,664
Michigan—1.7%
Detroit, Water Supply System Second Lien
Revenue (Insured; FGIC)	5.75	7/1/22	7,000,000		7,972,090
Michigan, Grant Anticipation Bonds
(Insured; Assured Guaranty Municipal Corp.)	5.25	9/15/23	7,500,000		8,459,775
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/22	2,400,000		2,853,984
Michigan Finance Authority, Local Government Loan Program
Revenue (Detroit Water and Sewerage Department,
Sewage Disposal System Revenue Senior Lien Local Project
Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/26	1,875,000		2,070,337
Michigan Finance Authority, Local Government Loan Program
Revenue (Detroit Water and Sewerage Department,
Sewage Disposal System Revenue Senior Lien Local Project
Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/27	3,000,000		3,299,550
Michigan Finance Authority, Local Government Loan Program
Revenue (Detroit Water and Sewerage Department,
Sewage Disposal System Revenue Senior Lien Local Project
Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/28	2,500,000		2,732,425
Michigan Finance Authority, Local Government Loan Program
Revenue (Detroit Water and Sewerage Department,
Water Supply System Revenue Senior Lien Local Project
Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/26	2,500,000		2,760,450
Michigan Municipal Bond Authority,
Drinking Water Revolving Fund Revenue	5.50	10/1/15	1,000,000		1,058,350
Minnesota—1.5%
Minneapolis, Health Care System
Revenue (Fairview Health Services)	6.63	11/15/28	12,000,000		14,272,560
University of Minnesota Regents, Special Purpose
Revenue (State Supported Stadium Debt)	5.00	8/1/19	6,300,000		6,846,525
Western Minnesota Municipal Power Agency, Power Supply Revenue	5.00	1/1/20	3,725,000		4,424,071
Western Minnesota Municipal Power Agency, Power Supply Revenue	5.00	1/1/22	1,500,000		1,817,670
Mississippi—.1%
Mississippi Home Corporation, SFMR
(Collateralized: FHLMC, FNMA and GNMA)	4.38	12/1/18	685,000		732,875
Mississippi State University Educational Building Corporation,
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	8/1/16	400,000		437,704

The Funds 35

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Missouri—2.1%
Missouri Environmental Improvement and Energy Resources
Authority, Water Pollution Control and Drinking
Water Revenue (State Revolving Funds Programs)	5.00	7/1/21	1,550,000		1,895,185
Missouri Environmental Improvement and Energy Resources
Authority, Water Pollution Control and Drinking
Water Revenue (State Revolving Funds Programs)	5.00	7/1/22	1,750,000		2,162,037
Missouri Environmental Improvement and Energy Resources
Authority, Water Pollution Control and Drinking
Water Revenue (State Revolving Funds Programs)	5.00	7/1/23	2,200,000		2,747,426
Missouri Environmental Improvement and Energy Resources
Authority, Water Pollution Control and Drinking
Water Revenue (State Revolving Funds Programs)	5.00	1/1/26	750,000		916,815
Missouri Highways and Transportation Commission,
First Lien State Road Revenue	5.00	5/1/23	25,625,000		31,921,831
Nebraska—.1%
Omaha City, GO (City of Omaha Convention
Center/Arena Project) (Escrowed to Maturity)	6.50	12/1/16	1,000,000		1,137,470
Nevada—1.4%
Clark County, Highway Revenue (Motor Vehicle Fuel Tax)	5.00	7/1/28	10,000,000		11,429,200
Clark County School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	6/15/20	12,930,000		14,819,202
New Jersey—5.4%
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.13	11/1/16	1,000,000		1,104,650
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.80	11/1/15	5,000,000	[a]	5,328,350
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.80	11/1/15	5,000,000	[a]	5,328,350
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.80	11/1/15	5,000,000	[a]	5,328,350
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.80	11/1/15	2,500,000	[a]	2,664,175
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	6/15/19	10,000,000		11,446,300
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	9/1/20	5,555,000		6,418,080
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/25	13,000,000		14,876,550
New Jersey Economic Development Authority,
School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	5,000,000		5,864,250

36

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey Economic Development Authority,
School Facilities Construction Revenue
(Insured; National Public Finance Guarantee Corp.)	5.50	9/1/23	10,000,000		12,202,700
New Jersey Educational Facilities Authority,
Revenue (University of Medicine and Dentistry of
New Jersey Issue) (Prerefunded)	7.50	6/1/19	3,750,000	[a]	4,884,263
New Jersey Health Care Facilities Financing Authority,
Revenue (Barnabas Health Issue)	5.00	7/1/22	1,830,000		2,148,127
New Jersey Health Care Facilities Financing Authority,
Revenue (Barnabas Health Issue)	5.00	7/1/24	1,000,000		1,152,330
New Jersey Health Care Facilities Financing Authority,
Revenue (Meridian Health System Obligated Group Issue)	5.00	7/1/19	2,000,000		2,321,440
New Jersey Transportation Trust Fund
Authority (Transportation System)	0.00	12/15/29	10,000,000	[b]	5,147,000
New Jersey Transportation Trust Fund
Authority (Transportation System)	5.50	6/15/31	5,000,000		5,794,600
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/33	5,000,000		5,765,700
Rutgers, The State University, GO	5.00	5/1/21	2,000,000		2,414,000
New Mexico—.6%
New Mexico Finance Authority,
State Transportation Senior Lien Revenue	5.00	6/15/18	5,000,000		5,790,150
New Mexico Municipal Energy Acquisition Authority,
Gas Supply Revenue	5.00	8/1/19	5,000,000		5,808,700
New York—12.6%
Albany Industrial Development Agency, Civic Facility
Revenue (Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	1,000,000		1,137,290
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/15	950,000		994,546
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/28	2,880,000		3,133,757
Metropolitan Transportation Authority,
State Service Contract Revenue	5.75	1/1/18	1,500,000		1,744,395
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/24	5,000,000		5,621,100
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	12,000,000		14,625,360
Metropolitan Transportation Authority, Transportation
Revenue (Insured; Assured Guaranty Municipal Corp.)	0.32	11/1/22	9,175,000	[c]	8,876,813
New York City, GO	5.00	8/1/18	5,000,000		5,796,600
New York City, GO	5.00	8/1/20	18,505,000		22,052,038
New York City, GO	5.00	8/1/23	5,000,000		6,075,400
New York City, GO	5.13	12/1/24	5,000,000		5,649,500
New York City, GO	5.00	10/1/25	2,500,000		2,967,475
New York City, GO	5.00	8/1/26	5,660,000		6,692,327
New York City, GO	5.00	8/1/28	16,000,000		18,711,680

The Funds 37

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	2/1/23	13,000,000		15,452,580
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/25	15,000,000		17,990,700
New York Liberty Development Corporation,
Revenue (Goldman Sachs Headquarters Issue)	5.00	10/1/15	1,000,000		1,042,810
New York State Dormitory Authority, Revenue (Columbia University)	5.00	10/1/41	7,500,000		8,609,775
New York State Dormitory Authority, Revenue
(Consolidated City University System)
(Insured; Assured Guaranty Municipal Corp.)	5.75	7/1/18	165,000		180,465
New York State Dormitory Authority,
Revenue (The Rockefeller University)	5.00	7/1/40	10,000,000		11,320,200
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.00	3/15/35	4,190,000		4,284,568
New York State Dormitory Authority,
State Personal Income Tax Revenue (General Purpose)	5.00	3/15/20	20,000,000		23,859,000
New York State Thruway Authority,
General Revenue Junior Indebtedness Obligations	5.00	5/1/19	8,000,000		9,338,240
New York State Thruway Authority,
Second General Highway and Bridge Trust Fund Bonds	5.00	4/1/16	5,000,000		5,370,550
New York State Thruway Authority,
Second General Highway and Bridge Trust Fund Bonds	5.00	4/1/21	5,000,000		5,626,900
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds
(Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/24	4,500,000		4,987,980
Port Authority of New York and New Jersey
(Consolidated Bonds, 139th Series)
(Insured; National Public Finance Guarantee Corp. )	5.00	10/1/16	5,440,000		5,646,176
Port Authority of New York and New Jersey
(Consolidated Bonds, 184th Series)	5.00	9/1/31	1,145,000		1,355,256
Port Authority of New York and New Jersey
(Consolidated Bonds, 184th Series)	5.00	9/1/32	2,500,000		2,942,425
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue (State Contingency Contract Secured)	5.00	6/1/20	5,000,000		5,398,300
Triborough Bridge and Tunnel Authority,
Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/29	10,000,000	[b]	5,783,900
Utility Debt Securitization Authority of New York,
Restructuring Bonds	5.00	12/15/26	2,500,000		3,042,825
North Carolina—3.1%
North Carolina, GO	5.00	5/1/21	1,500,000		1,830,585
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.00	1/1/17	8,000,000		8,813,280
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.25	1/1/20	5,000,000		5,635,300

38

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
North Carolina (continued)
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.00	1/1/26	18,000,000	20,260,980
North Carolina Eastern Municipal Power Agency,
Power System Revenue (Escrowed to Maturity)	5.00	1/1/17	8,050,000	8,547,007
North Carolina Municipal Power Agency Number 1,
Catawba Electric Revenue	5.00	1/1/24	5,500,000	6,316,860
Wake County, LOR	5.00	1/1/24	5,955,000	6,962,050
Ohio—.7%
Columbus, GO (Various Purpose Limited Tax)	5.00	7/1/21	3,005,000	3,656,815
Hamilton County, Sewer System Improvement Revenue
(The Metropolitan Sewer District of Greater Cincinnati)	5.00	12/1/26	3,500,000	4,247,600
Montgomery County, Revenue (Catholic Health Initiatives)	6.00	10/1/23	3,055,000	3,574,442
Ohio Housing Finance Agency, MFHR (Uptown Towers
Apartments Project) (Collateralized; GNMA)	4.75	10/20/15	280,000	285,743
Toledo-Lucas County Port Authority, Port Facilities
Revenue (Cargill, Inc. Project)	4.50	12/1/15	900,000	936,270
Oregon—1.1%
Oregon, GO	5.00	11/1/18	5,000,000	5,854,950
Oregon, GO	5.00	11/1/19	5,000,000	5,976,150
Oregon, GO	5.00	11/1/20	3,100,000	3,761,633
Tri-County Metropolitan Transportation District,
Payroll Tax and Grant Receipt Revenue	5.00	11/1/18	5,000,000	5,576,550
Pennsylvania—2.3%
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.25	6/15/15	1,620,000	1,684,994
Pennsylvania, GO	5.00	6/15/22	12,470,000	15,118,628
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/31	5,110,000	5,742,873
Pennsylvania Turnpike Commission,
Turnpike Subordinate Revenue	5.00	6/1/18	5,000,000	5,704,800
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	12/1/20	3,675,000	4,335,067
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	12/1/21	3,740,000	4,410,619
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	2,165,000	2,223,845
State Public School Building Authority, School Lease
Revenue (The School District of Philadelphia Project)	5.00	4/1/22	1,000,000	1,153,160
State Public School Building Authority, School Lease
Revenue (The School District of Philadelphia Project)	5.00	4/1/25	2,750,000	3,145,367
South Carolina—.2%
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	3,000,000	3,554,790
Newberry Investing in Children’s Education,
Installment Purchase Revenue (School District of
Newberry County, South Carolina Project)	5.25	12/1/20	1,000,000	1,054,880

The Funds 39

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
South Dakota—.1%
South Dakota Educational Enhancement Funding
Corporation, Tobacco Settlement Revenue	5.00	6/1/25	1,800,000		2,024,784
South Dakota Educational Enhancement Funding
Corporation, Tobacco Settlement Revenue	5.00	6/1/27	500,000		554,925
Tennessee—.6%
Metropolitan Government of Nashville and
Davidson County, GO Improvement Bonds	5.00	7/1/25	10,000,000		11,817,700
Texas—6.5%
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.00	8/15/23	1,100,000		1,240,679
Dallas and Fort Worth, Joint Revenue
(Dallas/Fort Worth International Airport)	5.00	11/1/26	3,000,000		3,485,010
Dallas and Fort Worth, Joint Revenue
(Dallas/Fort Worth International Airport)	5.00	11/1/27	3,400,000		3,924,892
Forney Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.75	8/15/33	1,000,000		1,161,350
Harris County, Toll Road Senior Lien Revenue	5.00	8/15/23	12,500,000		14,614,625
Harris County, Unlimited Tax Road Bonds	5.00	10/1/21	13,705,000		16,123,247
Harris County Health Facilities Development Corporation, HR
(Memorial Hermann Healthcare System) (Prerefunded)	7.00	12/1/18	5,000,000	[a]	6,269,250
Houston, Combined Utility System First Lien Revenue	5.00	5/15/21	5,000,000		6,048,800
Houston, Public Improvement GO	5.00	3/1/18	5,000,000		5,738,100
Houston Community College System, Limited Tax Bonds	5.00	2/15/21	2,250,000		2,713,612
Katy Independent School District, Unlimited Tax
Refunding Bonds (Permanent School Fund Guarantee Program)	0.00	2/15/16	1,505,000	[b]	1,496,738
Lower Colorado River Authority, Revenue (Escrowed to Maturity)	5.00	5/15/16	15,000		16,202
Lower Colorado River Authority, Revenue (Escrowed to Maturity)	5.00	5/15/16	35,000		37,804
San Antonio, Electric and Gas Systems Revenue	5.00	2/1/17	5,000,000		5,547,800
Texas Public Finance Authority, GO	5.00	10/1/23	9,385,000		11,309,300
Texas Transportation Commission, Highway Improvement GO	5.00	4/1/27	5,000,000		5,976,400
Texas Transportation Commission,
State Highway Fund First Tier Revenue	5.00	4/1/20	15,000,000		16,675,800
Texas Transportation Commission,
State Highway Fund First Tier Revenue	5.00	4/1/21	12,500,000		15,191,500
Texas Water Development Board,
State Revolving Fund Subordinate Lien Revenue	5.00	7/15/24	3,650,000		4,061,172
Utah—1.6%
Utah, GO	5.00	7/1/20	20,000,000		24,135,400
Utah Associated Municipal Power Systems,
Revenue (Payson Power Project)	5.00	4/1/22	5,675,000		6,637,650
Virginia—2.6%
Virginia, GO	5.00	6/1/23	5,490,000		6,652,672

40

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Virginia (continued)
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/19	7,000,000	8,203,650
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/21	2,235,000	2,698,472
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/23	11,285,000	13,476,434
Virginia Public Building Authority, Public Facilities Revenue	5.00	8/1/18	8,370,000	9,712,213
Virginia Public Building Authority, Public Facilities Revenue	5.00	8/1/19	6,950,000	8,228,592
Washington—2.3%
Energy Northwest, Electric Revenue (Columbia Generating Station)	5.00	7/1/20	10,955,000	13,094,292
FYI Properties, LR (State of Washington
Department of Information Services Project)	5.25	6/1/29	5,625,000	6,395,963
Washington, Federal Highway Grant Anticipation
Revenue (State Road 520 Corridor Program)	5.00	9/1/22	5,000,000	6,021,750
Washington, Federal Highway Grant Anticipation
Revenue (State Road 520 Corridor Program)	5.00	9/1/23	5,000,000	6,058,450
Washington, Motor Vehicle Fuel Tax GO	5.00	8/1/23	3,570,000	4,292,782
Washington Health Care Facilities Authority,
Revenue (Providence Health and Services)	5.00	10/1/21	5,550,000	6,640,187
West Virginia—.1%
Monongalia County Building Commission, HR
(Monongalia General Hospital)	5.25	7/1/20	2,575,000	2,629,333
Wisconsin—.7%
Wisconsin, GO	5.00	5/1/20	5,800,000	6,669,420
Wisconsin, GO	5.00	5/1/25	5,000,000	5,841,900
U.S. Related—1.3%
A.B. Won International Airport Authority of Guam,
General Revenue (Insured; Assured Guaranty Municipal Corp.)	5.50	10/1/33	1,000,000	1,134,930
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/18	5,000,000	2,754,750
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/23	5,000,000	2,749,750
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	3,940,000	3,966,122
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.50	7/1/15	995,000	967,230
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.50	7/1/16	1,995,000	1,803,600
Puerto Rico Public Buildings Authority,
Government Facilities Revenue (Escrowed to Maturity)	5.50	7/1/15	5,000	5,216
Puerto Rico Public Buildings Authority,
Government Facilities Revenue (Escrowed to Maturity)	5.50	7/1/16	5,000	5,455
Puerto Rico Public Buildings Authority,
Government Facilities Revenue (Escrowed to Maturity)	5.75	7/1/17	5,000	5,699

The Funds 41

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	11,000,000	[e]	8,674,600
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	2,500,000	[e]	1,465,075
Total Long-Term Municipal Investments
(cost $1,742,850,139)					1,853,041,954

Short-Term Municipal Investments—.1%
Colorado—.0%
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond Program)
(LOC; JPMorgan Chase Bank)	0.04	9/2/14	700,000	[f]	700,000
Illinois—.0%
Romeoville, Revenue (Lewis University) (LOC; Wells Fargo Bank)	0.03	9/2/14	100,000	[f]	100,000
New York—.1%
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.04	9/2/14	800,000	[f]	800,000
Total Short-Term Municipal Investments
(cost $1,600,000)					1,600,000
Total Investments (cost $1,744,450,139)			99.2%		1,854,641,954
Cash and Receivables (Net)			.8%		14,975,176
Net Assets			100.0%		1,869,617,130

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Variable rate security—interest rate subject to periodic change.
[d] Non-income producing—security in default.
e Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
f Variable rate demand note—rate shown is the interest rate in effect at August 31, 2014. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Transportation Services	18.5	Lease	4.0
State/Territory	14.6	County	3.2
Special Tax	12.7	Housing	.7
Utility-Electric	9.9	Industrial	.5
Education	8.3	Pollution Control	.3
Utility-Water and Sewer	6.9	Resource Recovery	.1
Prerefunded	5.6	Other	5.1
Health Care	4.7
City	4.1		99.2

†	Based on net assets.

42

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

The Funds 43

STATEMENT OF FINANCIAL FUTURES

August 31, 2014

		Market Value		Unrealized
BNY Mellon National		Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 8/31/2014 ($)
Financial Futures Short
U.S. Treasury 5 Year Notes	345	(40,998,398)	December 2014	(95,692)
U.S. Treasury 10 Year Notes	340	(42,765,625)	December 2014	(146,094)
				(241,786)

See notes to financial statements.

44

STATEMENT OF INVESTMENTS
August 31, 2014

BNY Mellon National Short-Term Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.6%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—.1%
Alabama 21st Century Authority, Tobacco Settlement Revenue	4.00	6/1/16	1,000,000		1,059,670
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	2/15/16	720,000		723,168
Alaska—.5%
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/16	2,525,000		2,684,328
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/18	3,000,000		3,389,340
Arizona—.9%
Arizona Transportation Board, Subordinated Highway Revenue	5.00	7/1/16	5,000,000		5,433,050
Arizona Transportation Board, Transportation Excise Tax
Revenue (Maricopa County Regional Area Road Fund)	5.00	7/1/16	2,300,000		2,497,409
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	1,785,000		1,885,210
Yavapai County Industrial Development Authority,
SWDR (Waste Management, Inc. Project)	0.63	3/2/15	1,250,000		1,250,150
California—10.3%
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue	1.00	4/3/17	20,000,000		20,132,000
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue	1.50	4/2/18	6,000,000		6,086,340
California, GO	0.94	12/3/18	2,000,000	[a]	2,030,520
California, GO (Various Purpose)	5.00	9/1/16	10,000,000		10,937,200
California Health Facilities Financing Authority,
Revenue (Cedars-Sinai Medical Center)	5.00	8/15/15	1,000,000		1,047,060
California Health Facilities Financing Authority, Revenue
(Lucile Salter Packard Children’s Hospital at Stanford)	1.45	3/15/17	3,000,000		3,069,210
California Infrastructure and Economic Development Bank,
Revenue (The J. Paul Getty Trust)	0.33	4/1/16	5,000,000	[a]	5,000,500
California Municipal Finance Authority,
SWDR (Waste Management, Inc. Project)	2.00	9/2/14	4,000,000		4,000,000
California Municipal Finance Authority,
SWDR (Waste Management, Inc. Project)	1.13	2/1/17	5,000,000		5,056,100
California Pollution Control Finance Authority,
SWDR (USA Waste Services, Inc. Project)	1.50	6/1/18	1,500,000		1,503,540
California Statewide Communities Development Authority,
Revenue (Kaiser Permanente)	5.00	5/1/17	3,500,000		3,920,735
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine East
Campus Apartments, Phase 1 Refunding—CHF—Irvine, L.L.C.)	4.00	5/15/15	1,150,000		1,178,428
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine East
Campus Apartments, Phase 1 Refunding—CHF—Irvine, L.L.C.)	4.00	5/15/16	1,450,000		1,531,620
Chula Vista, IDR (San Diego Gas and Electric Company)	1.65	7/1/18	9,045,000		9,120,797
Contra Costa Transportation Authority,
Sales Tax Revenue (Limited Tax Bonds)	0.47	12/15/15	4,000,000	[a]	4,008,440

The Funds 45

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Irvine Reassessment District Number 12-1,
Limited Obligation Improvement Bonds	3.00	9/2/16	2,000,000		2,089,420
Long Beach, Harbor Revenue Short-Term Notes	5.00	11/15/18	7,500,000		8,806,950
Los Angeles Department of Water and Power, Power System Revenue	5.00	1/1/16	10,000,000		10,532,600
Los Angeles Unified School District, GO	4.00	7/1/16	4,000,000		4,273,880
Los Angeles Unified School District, GO	5.00	7/1/18	10,500,000		12,183,255
Metropolitan Water District of Southern California, Water Revenue	3.50	10/1/16	5,900,000		6,233,586
South San Francisco Unified School District, GO, BAN (Measure J)	4.00	6/15/18	6,000,000		6,711,540
Colorado—1.9%
City and County of Denver, Airport System Revenue	4.00	11/15/14	1,310,000		1,320,912
City and County of Denver, Airport System Revenue	4.00	11/15/15	1,000,000		1,046,570
City and County of Denver, Airport System Revenue	5.00	11/15/16	1,000,000		1,101,280
Denver Urban Renewal Authority,
Stapleton Senior Tax Increment Revenue	5.00	12/1/16	1,850,000		2,027,896
Denver Urban Renewal Authority,
Stapleton Senior Tax Increment Revenue	5.00	12/1/17	4,005,000		4,523,447
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	1.80	9/1/17	8,000,000	[a]	8,060,000
Regional Transportation District of Colorado,
COP (Lease Purchase Agreement)	5.00	6/1/18	5,000,000		5,737,950
Connecticut—3.9%
Bridgeport, GO	4.00	8/15/18	2,000,000		2,223,820
Connecticut, GO	5.00	9/1/17	7,875,000		8,908,357
Connecticut, GO (Insured; AMBAC)	5.25	6/1/18	10,000,000		11,618,700
Connecticut, Special Tax Obligation Revenue
(Transportation Infrastructure Purposes)	5.00	12/1/16	2,900,000		3,202,209
Connecticut Health and Educational Facilities Authority,
Revenue (Yale University Issue)	1.35	7/21/16	10,000,000		10,183,400
Connecticut Health and Educational Facilities
Authority, Revenue (Yale University Issue)	0.80	7/26/17	10,000,000		10,034,900
New Haven, GO	4.00	11/1/15	3,000,000		3,118,140
Florida—7.1%
Citizens Property Insurance Corporation,
High-Risk Account Senior Secured Revenue	5.50	6/1/17	5,000,000		5,650,850
Citizens Property Insurance Corporation, Personal Lines
Account/Commercial Lines Account Senior Secured Revenue	1.30	6/1/15	5,000,000	[a]	5,033,800
Citizens Property Insurance Corporation, Personal Lines
Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/16	10,000,000		10,788,200
Florida Department of Environmental Protection,
Florida Forever Revenue	5.00	7/1/18	3,960,000		4,560,692
Florida Hurricane Catastrophe Fund Finance Corporation,
Revenue, (Escrowed to Maturity)	5.00	7/1/15	10,000,000		10,401,700

46

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Florida State Board of Education,
Public Education Capital Outlay Bonds	5.00	6/1/16	10,000,000	10,832,400
Florida State Board of Education,
Public Education Capital Outlay Bonds	5.00	6/1/16	6,065,000	6,569,851
Florida State Board of Education,
Public Education Capital Outlay Bonds	5.00	6/1/18	6,930,000	8,014,822
Hillsborough County Aviation Authority,
Subordinated Revenue (Tampa International Airport)	4.00	10/1/15	1,500,000	1,562,550
Hillsborough County Aviation Authority,
Subordinated Revenue (Tampa International Airport)	5.00	10/1/16	1,520,000	1,661,284
Jacksonville, Special Revenue	5.00	10/1/16	3,000,000	3,290,400
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/16	5,000,000	5,478,500
Kissimmee Utility Authority, Electric System Revenue	4.00	10/1/14	1,250,000	1,254,125
Miami-Dade County, Aviation Revenue	5.00	10/1/18	3,700,000	4,256,073
Orange County School Board, COP
(Master Lease Purchase Agreement)	5.00	8/1/15	1,500,000	1,565,295
Palm Beach County School Board, COP
(Master Lease Purchase Agreement)
(Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/17	5,000,000	5,220,150
Putnam County Development Authority, PCR
(Seminole Electric Cooperative, Inc. Project)
(Insured; AMBAC)	5.35	5/1/18	2,250,000	2,564,010
Georgia—3.8%
Atlanta, Airport General Revenue	5.00	1/1/17	1,000,000	1,103,390
Atlanta, Airport General Revenue	5.00	1/1/18	1,000,000	1,135,790
Atlanta, Water and Wastewater Revenue	5.00	11/1/15	5,000,000	5,283,550
Burke County Development Authority, PCR
(Georgia Power Company Plant Vogtle Project)	1.40	4/1/15	5,000,000	5,029,250
Burke County Development Authority, PCR
(Georgia Power Company Plant Vogtle Project)	1.80	4/3/18	3,900,000	3,957,057
Floyd County Development Authority, PCR
(Georgia Power Company Plant Hammond Project)	0.85	11/19/15	5,000,000	5,019,600
Fulton County, Water and Sewerage Revenue	5.00	1/1/16	1,550,000	1,648,239
Fulton County Development Authority, Revenue
(Robert W. Woodruff Arts Center, Inc. Project)	5.00	3/15/16	12,895,000	13,787,850
Monroe County Development Authority, PCR
(Georgia Power Company Plant Scherer Project)	2.00	6/13/19	2,000,000	2,033,200
Monroe County Development Authority, PCR
(Gulf Power Company Plant Scherer Project)	2.00	6/21/18	7,000,000	7,150,920
Municipal Electric Authority of Georgia, Revenue
(Project One Subordinated Bonds)	5.00	1/1/17	1,000,000	1,106,600

The Funds 47

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Hawaii—1.1%
Hawaii Department of Budget and Finance, Special Purpose
Revenue (The Queen’s Health Systems) (Insured; AMBAC)	0.22	7/1/24	13,850,000	[a]	13,174,813
Illinois—11.0%
Central Lake County Joint Action Water Agency, Water Revenue	4.00	5/1/17	5,430,000		5,912,401
Chicago, General Airport Senior Lien Revenue
(Chicago O’Hare International Airport)	5.00	1/1/17	4,000,000		4,399,760
Chicago, General Airport Senior Lien Revenue
(Chicago O’Hare International Airport)	5.00	1/1/17	4,000,000		4,399,760
Chicago, General Airport Senior Lien Revenue
(Chicago O’Hare International Airport)	5.00	1/1/17	1,435,000		1,578,414
Chicago, General Airport Senior Lien Revenue
(Chicago O’Hare International Airport)	5.00	1/1/18	6,000,000		6,785,040
Chicago, Second Lien Revenue
(Chicago Midway Airport) (Insured; AMBAC)	5.00	1/1/17	4,110,000		4,176,418
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues)	5.00	12/1/17	2,345,000		2,571,011
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues)	4.25	12/1/18	5,020,000		5,426,469
Chicago Board of Education, Unlimited Tax GO
(Dedicated Revenues) (Insured; AMBAC)	5.25	12/1/15	1,425,000		1,498,715
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues)
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/14	2,000,000		2,022,520
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues)
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/16	17,000,000		17,202,640
Cook County, GO	5.00	11/15/15	1,500,000		1,583,985
Cook County, GO	5.00	11/15/16	5,400,000		5,912,622
Cook County, GO (Capital Equipment Bonds)	5.00	11/15/15	1,000,000		1,055,990
Illinois, GO	4.00	7/1/16	3,000,000		3,161,580
Illinois, GO	5.00	7/1/17	3,150,000		3,459,393
Illinois, GO	4.00	7/1/18	5,000,000		5,370,500
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/16	7,500,000		7,922,250
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/19	10,000,000		11,287,200
Illinois, GO (Insured; National Public Finance Guarantee Corp.)	5.38	4/1/16	4,465,000		4,772,103
Illinois Department of Employment Security,
Unemployment Insurance Fund Building Receipts Revenue	5.00	6/15/17	2,000,000		2,208,500
Illinois Department of Employment Security,
Unemployment Insurance Fund Building Receipts Revenue	5.00	6/15/18	9,000,000		9,908,730
Illinois Development Finance Authority,
Revenue (Saint Vincent de Paul Center Project)	1.88	3/1/19	3,500,000		3,560,445
Illinois Finance Authority,
Clean Water Initiative Revolving Fund Revenue	5.00	1/1/17	2,175,000		2,401,483
Illinois Finance Authority,
Clean Water Initiative Revolving Fund Revenue	5.00	7/1/17	2,000,000		2,244,000
Illinois Toll Highway Authority, Toll Highway Senior Revenue	5.00	12/1/18	2,000,000		2,333,180

48

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois (continued)
Kane, McHenry, Cook and DeKalb Counties Community Unit
School District Number 300, GO (Insured; XLCA)	5.00	12/1/17	3,145,000		3,301,055
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	5.00	6/1/15	8,330,000		8,601,058
Springfield, Senior Lien Electric Revenue	5.00	3/1/17	3,040,000		3,346,979
Indiana—.7%
Indiana Finance Authority, EIR (Southern Indiana Gas
and Electric Company Project)	1.96	9/14/17	2,500,000		2,544,850
Indiana Health Facility Financing Authority, Revenue
(Ascension Health Credit Group)	1.60	2/1/17	2,500,000		2,557,475
Indiana Health Facility Financing Authority, Revenue
(Ascension Health Subordinate Credit Group)	1.70	9/1/14	1,500,000		1,500,120
Indiana Health Facility Financing Authority, Revenue
(Ascension Health Subordinate Credit Group)	5.00	7/28/16	2,000,000		2,172,480
Kansas—.6%
Wichita, GO Temporary Notes	0.50	4/15/15	7,500,000		7,503,375
Kentucky—1.7%
Kentucky Property and Buildings Commission,
Revenue (Project Number 99)	5.00	11/1/17	4,200,000		4,767,168
Kentucky Public Transportation Infrastructure Authority,
Subordinate Toll Revenue, BAN (Downtown Crossing Project)	5.00	7/1/17	10,000,000		11,106,300
Louisville/Jefferson County Metro Government, PCR
(Louisville Gas and Electric Company Project)	1.65	4/3/17	4,940,000		5,028,278
Louisiana—1.6%
East Baton Rouge Sewerage Commission, Revenue	0.61	8/1/18	7,500,000	[a]	7,503,000
England District Sub-District Number 1, Revenue
(State of Louisiana—Economic Development Project)	5.00	8/15/17	3,055,000		3,424,747
Louisiana Public Facilities Authority, Revenue (Loyola University
Project) (Insured; National Public Finance Guarantee Corp.)	5.25	10/1/16	8,425,000		9,234,137
Maryland—.6%
Maryland Health and Higher Educational Facilities
Authority, Revenue (The Johns Hopkins Health
System Obligated Group Issue)	1.25	11/15/16	2,245,000	[a]	2,269,246
University System of Maryland, Revolving Loan Program Bonds	1.25	6/1/18	5,000,000		5,047,750
Massachusetts—1.1%
Massachusetts Development Finance Agency,
Recovery Zone Facility Revenue (Dominion Energy
Brayton Point Issue) (Prerefunded)	2.25	9/1/16	5,000,000	[b]	5,187,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Amherst College Issue)	1.70	11/1/16	2,820,000		2,882,181
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	6.13	10/1/14	1,000,000		1,004,910

The Funds 49

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue (Project Number 6 Issue)	5.00	7/1/16	4,160,000	4,506,611
Michigan—4.6%
Detroit School District, School Building and
Site Improvement Bonds (GO— Unlimited Tax)	5.00	5/1/16	1,490,000	1,586,135
Michigan, State Trunk Line Revenue	5.00	11/15/17	6,000,000	6,820,320
Michigan, State Trunk Line Revenue	4.00	11/15/18	4,170,000	4,694,711
Michigan, State Trunk Line Revenue	5.00	11/15/18	3,450,000	4,026,185
Michigan, State Trunk Line Revenue	5.00	11/15/19	1,300,000	1,544,829
Michigan Finance Authority, Local Government Loan Program
Revenue (Detroit Water and Sewerage Department,
Sewage Disposal System Revenue Senior Lien Local Project
Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	1,500,000	1,696,605
Michigan Finance Authority, Local Government Loan Program
Revenue (Detroit Water and Sewerage Department, Water Supply
System Revenue Senior Lien Local Project Bonds)
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	1,000,000	1,131,070
Michigan Finance Authority, State Aid Revenue
(School District of the City of Detroit)	2.85	8/20/15	5,100,000	5,101,581
Michigan Finance Authority, Unemployment
Obligation Assessment Revenue	5.00	7/1/17	10,000,000	11,247,200
Michigan Hospital Finance Authority, Project Revenue
(Ascension Health Senior Credit Group)	1.50	3/1/17	12,000,000	12,246,840
Michigan State Building Authority, Revenue (Facilities Program)	5.00	10/15/16	3,500,000	3,831,695
Wayne County Airport Authority, Airport Revenue (Detroit Metropolitan
Wayne County Airport) (Insured; Assured Guaranty Corp.)	4.75	12/1/18	4,000,000	4,207,760
Minnesota—.4%
Minnesota, GO	5.00	8/1/16	5,200,000	5,670,496
Mississippi—.1%
Mississippi Business Finance Corporation,
SWDR (Waste Management, Inc. Project)	1.38	3/1/17	800,000	799,368
Missouri—.5%
Missouri Environmental Improvement and Energy Resources
Authority, Water Pollution Control and Drinking
Water Revenue (State Revolving Funds Programs)	5.00	1/1/18	1,965,000	2,248,608
Missouri State Environmental Improvement and Energy Resources
Authority, EIR (Kansas City Power and Light Company Project)	2.88	7/2/18	3,400,000	3,520,224
Nebraska—.2%
Lincoln, GO	4.00	12/1/15	2,035,000	2,132,924
Nevada—2.7%
Clark County School District, Limited Tax GO	5.00	6/15/16	10,000,000	10,835,500

50

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Nevada (continued)
Las Vegas Convention and Visitors Authority,
Revenue (Insured; AMBAC)	5.00	7/1/16	3,500,000		3,639,965
Las Vegas Valley Water District, GO
(Additionally Secured by Pledged Revenues)	5.00	6/1/17	13,640,000		14,139,770
Nevada, Unemployment Compensation Fund Special Revenue	4.00	12/1/15	2,800,000		2,935,940
Nevada, Unemployment Compensation Fund Special Revenue	5.00	12/1/17	2,200,000		2,511,322
New Hampshire—.6%
New Hampshire, Turnpike System Revenue	5.00	2/1/17	6,000,000		6,644,040
New Hampshire Business Finance Authority,
SWDR (Waste Management, Inc. Project)	2.13	6/1/18	1,000,000		1,034,230
New Jersey—5.6%
Hudson County Improvement Authority,
County-Guaranteed Pooled Notes (Local Unit Loan Program)	1.00	12/10/14	5,000,000		5,010,400
New Jersey, GO	5.00	8/15/15	10,000,000		10,459,900
New Jersey Economic Development Authority,
Cigarette Tax Revenue	5.00	6/15/15	4,385,000		4,540,360
New Jersey Economic Development Authority,
Cigarette Tax Revenue	5.00	6/15/18	6,500,000		7,357,740
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/17	4,475,000		4,909,701
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	6/15/19	7,500,000		8,584,725
New Jersey Economic Development Authority, SWDR
(Waste Management of New Jersey, Inc. Project)	0.55	6/1/15	1,300,000		1,300,468
New Jersey Sports and Exposition Authority, State Contract Bonds	5.00	9/1/16	1,665,000		1,807,158
New Jersey Sports and Exposition Authority, State Contract Bonds	5.00	9/1/18	3,950,000		4,519,353
New Jersey Transportation Trust Fund
Authority (Transportation System)	5.00	6/15/15	1,800,000		1,867,014
New Jersey Transportation Trust Fund
Authority (Transportation System)	5.00	6/15/16	2,000,000		2,156,980
New Jersey Transportation Trust Fund
Authority (Transportation System)	5.00	6/15/18	1,380,000		1,564,340
New Jersey Transportation Trust Fund Authority (Transportation
System) (Insured; Assured Guaranty Municipal Corp.)	5.75	12/15/14	2,820,000		2,866,615
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/19	11,985,000		13,924,053
New Mexico—.4%
New Mexico Educational Assistance Foundation,
Education Loan Revenue	0.93	12/1/20	1,705,000	[a]	1,697,055
New Mexico Finance Authority, Subordinate Lien Public
Project Revolving Fund Revenue (Insured;
National Public Finance Guarantee Corp.)	5.25	6/15/18	2,605,000		2,932,136

The Funds 51

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York—9.8%
Binghamton, GO (Public Improvement)	1.13	1/30/15	10,000,000		10,036,700
Nassau County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/16	4,595,000		4,970,779
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue	4.00	11/15/15	7,820,000		8,186,602
New York City, GO	5.25	8/1/16	40,000		40,170
New York City, GO	5.00	8/1/17	10,000,000		11,275,100
New York City, GO	5.00	8/1/17	9,545,000		10,762,083
New York City, GO	0.63	8/1/27	7,000,000	[a]	7,017,220
New York City, GO (Insured; Assured Guaranty Municipal Corp)	1.89	8/1/17	5,000,000	[a]	5,238,050
New York City Transitional Finance Authority, Future Tax Secured
Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	11/1/14	240,000		241,094
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/16	2,590,000		2,852,238
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/18	5,000,000		5,848,250
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/19	4,115,000		4,890,225
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue (Escrowed to Maturity)	5.00	11/1/16	765,000		840,995
New York State Dormitory Authority, Revenue
(Mental Health Services Facilities Improvement)	5.00	8/15/15	995,000		1,041,188
New York State Dormitory Authority, Revenue (Mental Health
Services Facilities Improvement) (Escrowed to Maturity)	5.00	8/15/15	5,000		5,235
New York State Dormitory Authority,
State Personal Income Tax Revenue (General Purpose)	5.00	3/15/18	10,000,000		11,493,800
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	4.00	5/15/17	4,825,000		5,278,261
New York State Environmental Facilities Corporation,
SWDR (Waste Management, Inc. Project)	2.75	7/1/17	2,000,000		2,108,960
New York State Thruway Authority,
General Revenue Junior Indebtedness Obligations	5.00	5/1/19	10,000,000		11,672,800
Port Authority of New York and New Jersey (Consolidated Bonds,
139th Series) (Insured; National Public Finance Guarantee Corp. )	5.00	10/1/16	5,000,000		5,189,500
Port Authority of New York and New Jersey
(Consolidated Bonds, 185th Series)	5.00	9/1/17	2,000,000		2,251,780
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue (State Contingency Contract Secured)	5.00	6/1/19	3,000,000		3,107,580
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	4.00	11/15/16	2,500,000		2,695,900
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	5.00	11/15/16	1,900,000		2,092,432

52

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	4.00	11/15/17	3,500,000		3,870,230
North Carolina—1.9%
North Carolina Medical Care Commission, Health Care
Facilities Revenue (Wake Forest Baptist Obligated Group)	0.79	12/1/17	2,400,000	[a]	2,393,016
University of North Carolina Board of Governers,
General Revenue (The University of North Carolina at Chapel Hill)	0.55	12/1/15	11,000,000	[a]	11,016,720
University of North Carolina Board of Governers,
General Revenue (The University of North Carolina at Chapel Hill)	0.85	12/1/17	10,100,000	[a]	10,215,645
Ohio—2.6%
Akron, Income Tax Revenue (Community Learning Centers)	4.00	12/1/16	4,090,000		4,413,846
Cleveland, Water Revenue	5.00	1/1/16	3,000,000		3,192,240
Ohio, Common Schools GO Bonds	5.00	9/15/16	5,780,000		6,333,782
Ohio, GO Highway Capital Improvements Bonds (Full Faith and
Credit/Highway User Receipts) (Buckeye Savers Bond Program)	5.00	5/1/16	4,650,000		5,014,653
Ohio Building Authority, State Facilities Revenue
(Administrative Building Fund Projects)
(Insured; National Public Finance Guarantee Corp.)	5.00	10/1/16	3,585,000		3,929,662
Ohio Water Development Authority,
Drinking Water Assistance Fund Revenue	5.00	12/1/17	1,925,000		2,198,081
Ohio Water Development Authority,
Solid Waste Revenue (Waste Management, Inc. Project)	2.25	11/2/15	6,000,000		6,147,480
Ohio Water Development Authority,
SWDR (Waste Management Project)	2.25	7/1/16	1,000,000		1,031,900
Oklahoma—.2%
Oklahoma Capitol Improvement Authority,
State Highway Capital Improvement Revenue	4.00	10/1/16	2,960,000		3,182,385
Pennsylvania—5.8%
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/17	4,670,000		5,221,574
Chester County Industrial Development Authority,
Student Housing Revenue, BAN (University Student
Housing, LLC Project at West Chester University of Pennsylvania)	1.60	2/1/15	2,600,000		2,603,614
Jim Thorpe Area School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.30	3/15/16	580,000		595,701
Monroeville Finance Authority, Revenue
(University of Pittsburgh Medical Center)	4.00	2/15/16	1,000,000		1,051,040
Pennsylvania, GO	5.00	9/1/16	5,000,000		5,020,600
Pennsylvania, GO	5.00	10/15/17	6,450,000		7,320,363
Pennsylvania, GO (Insured;
National Public Finance Guarantee Corp.)	5.38	7/1/19	6,500,000		7,780,370

The Funds 53

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Pennsylvania Economic Development Financing
Authority, SWDR (Waste Management, Inc. Project)	1.75	12/1/15	2,000,000		2,035,280
Pennsylvania Economic Development Financing Authority,
SWDR (Waste Management, Inc. Project)	2.25	7/1/19	5,000,000		5,051,550
Pennsylvania Economic Development Financing Authority,
Unemployment Compensation Revenue	5.00	7/1/16	10,000,000		10,869,900
Pennsylvania Turnpike Commission, Turnpike Revenue	0.65	12/1/18	4,000,000	[a]	4,002,160
Pennsylvania Turnpike Commission, Turnpike Revenue	0.75	12/1/19	2,150,000	[a]	2,151,140
Philadelphia, Airport Revenue	5.00	6/15/15	1,000,000		1,038,460
Philadelphia, Water and Wastewater Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/17	3,690,000		4,158,630
Pittsburgh and Allegheny County Sports and Exhibition
Authority, Regional Asset District Sales Tax Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/18	2,540,000		2,880,131
State Public School Building Authority, Revenue
(Albert Gallatin Area School District Project)	0.90	9/1/18	3,160,000	[a]	3,161,169
State Public School Building Authority, School Revenue
(Chester Upland School District Project)
(Insured; Assured Guaranty Municipal Corp.)	4.00	9/15/14	1,810,000		1,812,914
Woodland Hills School District, GO	5.00	9/1/17	5,010,000		5,598,374
South Carolina—.4%
Piedmont Municipal Power Agency, Electric Revenue	5.00	1/1/15	2,000,000		2,032,600
Piedmont Municipal Power Agency, Electric Revenue	5.00	1/1/17	1,060,000		1,167,240
South Carolina Jobs-Economic Development Authority,
EDR (Waste Management of South Carolina, Inc. Project)	2.88	2/1/15	2,100,000		2,124,087
Tennessee—3.5%
Memphis-Shelby County Airport Authority, Airport Revenue	5.00	7/1/16	4,105,000		4,432,045
Memphis-Shelby County Airport Authority, Airport Revenue	5.00	7/1/17	4,905,000		5,433,072
Memphis-Shelby County Airport Authority, Airport Revenue	5.38	7/1/18	3,175,000		3,632,867
Metropolitan Government of Nashville and
Davidson County, GO Improvement Bonds	5.00	7/1/16	5,750,000		6,250,192
Metropolitan Government of Nashville and
Davidson County, Subordinate Lien Water and Sewer Revenue	5.00	7/1/16	1,250,000		1,357,287
Tennessee, GO	5.00	8/1/16	3,100,000		3,380,488
Tennessee, GO	4.00	8/1/17	17,935,000		19,747,152
Texas—6.5%
Frisco Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/15	1,000,000		1,047,360
Grand Parkway Transportation Corporation,
Grand Parkway System Subordinate Tier Toll Revenue, BAN	3.00	12/15/16	10,000,000		10,567,900

54

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Houston, Combined Utility System First Lien Revenue	4.00	5/15/16	3,140,000		3,338,448
Houston, Combined Utility System First Lien Revenue	5.00	11/15/16	3,750,000		4,132,200
Houston Convention and Entertainment Facilities Department,
Hotel Occupancy Tax and Special Revenue	4.88	9/1/17	5,000,000		5,411,650
Houston Independent School District, Limited Tax Schoolhouse
Bonds (Permament School Fund Guarantee Program)	2.00	6/1/16	6,000,000		6,160,980
Katy Independent School District, Unlimited Tax Bonds
(Permament School Fund Guarantee Program)	1.60	8/15/17	1,465,000		1,465,762
Katy Independent School District, Unlimited Tax Bonds
(Permament School Fund Guarantee Program)	5.00	8/15/17	4,000,000		4,494,760
Lower Colorado River Authority, Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.88	5/15/15	1,070,000		1,075,072
North Central Texas Health Facilities Development Corporation,
HR (Children’s Medical Center of Dallas Project)	5.00	8/15/17	1,000,000		1,123,930
Northside Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	1.35	6/1/18	10,215,000		10,301,112
Sam Rayburn Municipal Power Agency,
Power Supply System Revenue	5.00	10/1/16	2,320,000		2,518,638
San Antonio, Electric and Gas Systems Junior Lien Revenue	2.00	12/1/16	3,000,000		3,098,730
San Antonio Independent School District, Unlimited Tax Bonds
(Permament School Fund Guarantee Program)	2.00	8/1/17	6,000,000		6,199,200
San Antonio Independent School District, Unlimited Tax Bonds
(Permament School Fund Guarantee Program)	2.00	8/1/18	2,880,000		2,975,990
Tarrant Regional Water District, A Water Control and
Improvement District, Water Revenue	5.00	3/1/16	1,500,000		1,607,835
Texas Municipal Power Agency, Revenue
(Insured; National Public Finance Guarantee Corp.)	0.00	9/1/14	5,000,000	[c]	4,999,950
Texas Public Finance Authority, Unemployment
Compensation Obligation Assessment Revenue	4.00	7/1/17	3,000,000		3,249,060
Texas Transportation Commission,
State Highway Fund First Tier Revenue	0.40	4/1/17	2,000,000	[a]	2,005,580
Texas Transportation Commission,
State Highway Fund First Tier Revenue	5.00	4/1/19	5,000,000		5,898,600
Virginia—1.8%
Roanoke Economic Development Authority, HR
(Carilion Clinic Obligated Group)	5.00	7/1/15	2,000,000		2,080,860
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/18	10,000,000		11,456,200
Virginia College Building Authority, Educational Facilities
Revenue (Public Higher Education Financing Program)	5.00	9/1/16	5,000,000		5,470,400

The Funds 55

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Virginia (continued)
Virginia Commonwealth Transportation Board,
Federal Transportation Grant Anticipation Revenue Notes	5.00	9/15/16	1,000,000		1,094,770
York County Economic Development Authority, PCR
(Virginia Electric and Power Company Project)	1.88	5/16/19	2,500,000		2,552,000
Washington—1.5%
Energy Northwest, Electric Revenue (Project 3)	5.00	7/1/18	10,000,000		11,578,400
Port of Seattle, Intermediate Lien Revenue	5.00	2/1/19	5,875,000		6,825,693
Wisconsin—.6%
Wisconsin, GO (Insured; National Public Finance Guarantee Corp.)	5.00	5/1/16	5,000,000		5,395,650
Wisconsin Health and Educational Facilities Authority,
Revenue (Ascension Health Alliance Senior Credit Group)	4.00	3/1/18	1,500,000		1,665,570
U.S. Related—1.0%
A.B. Won International Airport Authority of Guam, General Revenue	3.00	10/1/14	2,000,000		2,003,940
A.B. Won International Airport Authority of Guam, General Revenue	5.00	10/1/16	2,500,000		2,675,500
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/14	5,520,000		5,423,952
Puerto Rico Highways and Transportation Authority,
Transportation Revenue	5.00	7/1/17	5,385,000		2,718,402
Total Long-Term Municipal Investments
(cost $1,214,043,038)					1,223,608,409

Short-Term Municipal Investments—2.9%
Connecticut—.8%
Connecticut, GO Notes, Refunding (Economic Recovery Notes)	0.35	9/2/14	10,000,000	[d]	10,000,000
Illinois—.1%
Chicago, GO Notes, Refunding (LOC; Barclays Bank PLC)	0.04	9/2/14	1,200,000	[d]	1,200,000
New York—1.5%
Nassau County, GO Notes, BAN	2.00	2/2/15	3,750,000		3,777,863
Nassau County, GO Notes, RAN	2.00	4/15/15	3,485,000		3,521,070
Nassau County, GO Notes, TAN	2.00	9/15/14	11,000,000		11,008,690
South Dakota—.1%
South Dakota Health and Educational Facilities Authority,
Revenue (Regional Health) (LOC; U.S. Bank NA)	0.05	9/2/14	900,000	[d]	900,000

56

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Vermont—.4%
Vermont Educational and Health Buildings Financing Agency, HR
(Northeastern Vermont Regional Hospital Project) (LOC; TD Bank)	0.03	9/2/14	2,800,000	[d]	2,800,000
Vermont Educational and Health Buildings Financing Agency,
Revenue (Brattleboro Memorial Hospital Project) (LOC; TD Bank)	0.03	9/2/14	700,000	[d]	700,000
Vermont Educational and Health Buildings Financing Agency,
Revenue (North Country Hospital Project) (LOC; TD Bank)	0.03	9/2/14	2,100,000	[d]	2,100,000
Total Short-Term Municipal Investments
(cost $35,999,505)					36,007,623

Total Investments (cost $1,250,042,543)			100.5%		1,259,616,032
Liabilities, Less Cash and Receivables			(.5%)		(5,733,666)
Net Assets			100.0%		1,253,882,366

a Variable rate security—interest rate subject to periodic change.
b This security is prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
[d] Variable rate demand note—rate shown is the interest rate in effect at August 31, 2014. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Transportation Services	18.0	Resource Recovery	2.7
State/Territory	13.1	Industrial	1.5
Special Tax	10.9	Lease	1.5
Education	9.7	Prerefunded	.5
City	8.7	Pollution Control	.4
Utility-Electric	6.3	Housing	.2
Health Care	5.7	Other	12.9
Utility-Water and Sewer	4.5
County	3.9		100.5

†	Based on net assets.

The Funds 57

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

58

STATEMENT OF FINANCIAL FUTURES
August 31, 2014

		Market Value		Unrealized
BNY Mellon National		Covered by		(Depreciation)
Short-Term Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 8/31/2014	($)
Financial Futures Short
U.S. Treasury 5 Year Notes	300	(35,650,781)	December 2014	(83,211)

See notes to financial statements.

The Funds 59

STATEMENT OF INVESTMENTS
August 31, 2014

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.5%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.9%
Jefferson County, Limited Obligation School Warrants	5.25	1/1/15	2,500,000		2,517,500
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/21	3,500,000		3,504,410
California—1.5%
Agua Caliente Band, Cahuilla Indians Revenue	6.00	7/1/18	1,200,000	[a]	1,183,968
Alameda Corridor Transportation Authority,
Subordinate Lien Revenue (Insured; AMBAC)	5.25	10/1/21	2,000,000		2,194,040
California, GO (Various Purpose)	6.50	4/1/33	1,000,000		1,223,150
District of Columbia—1.7%
Metropolitan Washington Airports Authority, Airport System
Revenue (Insured; Berkshire Hathaway Assurance Corp.)	5.00	10/1/36	5,050,000		5,377,897
Florida—1.6%
Lake County School Board, COP (Master Lease Purchase Agreement)	5.00	6/1/27	1,620,000		1,830,681
Miami-Dade County School Board, COP
(Master Lease Purchase Agreement)
(Insured; National Public Finance Guarantee Corp.)	5.00	5/1/25	3,000,000		3,262,380
Illinois—1.1%
Illinois, GO	5.25	2/1/29	2,000,000		2,190,480
Illinois, GO (Insured; National Public Finance Guarantee Corp.)	5.50	8/1/17	1,000,000		1,114,270
Michigan—.7%
Detroit City School District, School Buildings and
Site Improvement Bonds (Insured; FGIC)	5.25	5/1/17	2,000,000		2,195,620
New Jersey—1.4%
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/27	2,000,000		2,240,680
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	6/15/29	2,000,000		2,253,040
New York—3.9%
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue	5.00	6/15/40	1,750,000		1,972,653
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	2/1/35	3,505,000		3,991,073
New York State Dormitory Authority, Revenue (Columbia University)	5.00	10/1/41	3,500,000		4,017,895
New York State Dormitory Authority,
State Personal Income Tax Revenue (General Purpose)	5.00	3/15/30	1,890,000		2,175,844
Pennsylvania—80.3%
Allegheny County Airport Authority, Airport Revenue (Pittsburgh
International Airport) (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/17	1,000,000		1,102,400
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	10/15/22	1,250,000		1,501,112

60

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Allegheny County Port Authority, Special Transportation Revenue	5.25	3/1/24	5,000,000		5,890,400
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/26	3,000,000		3,449,790
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/21	4,815,000		5,088,781
Allentown School District, GO	5.00	2/15/22	5,875,000		6,624,532
Beaver County Hospital Authority, Revenue
(Heritage Valley Health System, Inc.)	5.00	5/15/19	1,205,000		1,385,244
Beaver County Hospital Authority, Revenue
(Heritage Valley Health System, Inc.)	5.00	5/15/23	1,370,000		1,553,676
Beaver County Hospital Authority, Revenue
(Heritage Valley Health System, Inc.)	5.00	5/15/25	1,250,000		1,396,163
Berks County Municipal Authority, Revenue
(The Reading Hospital and Medical Center Project)	5.00	11/1/19	2,000,000		2,336,680
Bucks County, GO	4.00	12/1/19	1,000,000		1,144,640
Bucks County, GO	5.00	6/1/23	1,955,000		2,350,946
Central Bucks School District, GO (Prerefunded)	5.00	5/15/18	5,000,000	[b]	5,785,450
Central Dauphin School District, GO (Insured;
National Public Finance Guarantee Corp.) (Prerefunded)	6.75	2/1/16	5,000,000	[b]	5,460,850
Chester County, GO	5.00	7/15/25	3,060,000		3,554,312
Chester County, GO (Prerefunded)	5.00	7/15/19	1,940,000	[b]	2,298,861
Downingtown Area School District, GO	5.00	11/1/18	2,010,000		2,349,770
Easton Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	4/1/23	2,260,000		2,606,142
Erie County, GO (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/22	1,640,000		2,052,788
Lancaster County Solid Waste Management Authority,
Solid Waste Disposal System Revenue	5.00	12/15/19	1,000,000		1,179,050
Lower Merion School District, GO	5.00	9/1/22	2,980,000		3,354,973
Montgomery County, GO	5.00	12/15/24	2,545,000		2,976,581
Montgomery County, GO (Escrowed to Maturity)	5.00	12/15/17	245,000		280,231
Montgomery County, GO (Escrowed to Maturity)	5.00	12/15/17	95,000		108,661
Montgomery County, GO (Prerefunded)	5.00	12/15/19	245,000	[b]	292,981
Montgomery County, GO (Prerefunded)	5.00	12/15/19	100,000	[b]	119,584
Montgomery County Industrial Development Authority, FHA
Insured Mortgage Revenue (New Regional Medical Center Project)	5.50	8/1/25	995,000		1,152,956
Pennsylvania, GO	5.00	7/1/20	10,000,000		11,940,400
Pennsylvania, GO	5.00	7/1/21	2,520,000		3,037,633
Pennsylvania, GO	5.00	4/1/28	3,000,000		3,523,830
Pennsylvania, GO	5.00	10/15/29	2,400,000		2,823,672

The Funds 61

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority,
Exempt Facilities Revenue (Amtrak Project)	5.00	11/1/26	1,000,000	1,111,640
Pennsylvania Economic Development Financing Authority,
Exempt Facilities Revenue (Amtrak Project)	5.00	11/1/27	1,535,000	1,701,363
Pennsylvania Economic Development Financing Authority,
Governmental LR (Forum Place Project)	5.00	3/1/25	1,000,000	1,137,870
Pennsylvania Economic Development Financing Authority,
SWDR (Waste Management, Inc. Project)	2.25	7/1/19	5,000,000	5,051,550
Pennsylvania Economic Development Financing Authority,
Unemployment Compensation Revenue	5.00	7/1/20	5,000,000	5,876,250
Pennsylvania Economic Development Financing Authority,
Unemployment Compensation Revenue	5.00	1/1/22	5,000,000	5,601,900
Pennsylvania Higher Educational Facilities Authority,
Revenue (Bryn Mawr College)	5.00	12/1/23	1,170,000	1,444,225
Pennsylvania Higher Educational Facilities Authority,
Revenue (Saint Joseph’s University)	5.00	11/1/25	2,010,000	2,264,024
Pennsylvania Higher Educational Facilities Authority,
Revenue (State System of Higher Education)	5.25	6/15/24	5,000,000	5,984,150
Pennsylvania Higher Educational Facilities Authority,
Revenue (State System of Higher Education)	5.00	6/15/26	1,000,000	1,163,420
Pennsylvania Higher Educational Facilities Authority,
Revenue (State System of Higher Education)	5.00	6/15/30	1,875,000	2,115,544
Pennsylvania Higher Educational Facilities Authority,
Revenue (Temple University)	5.00	4/1/26	1,000,000	1,159,470
Pennsylvania Higher Educational Facilities Authority,
Revenue (Temple University)	5.00	4/1/42	2,000,000	2,193,480
Pennsylvania Higher Educational Facilities Authority,
Revenue (The Trustees of the University of Pennsylvania)	5.00	9/1/19	10,140,000	12,068,628
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/17	1,700,000	1,907,366
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/18	1,485,000	1,705,552
Pennsylvania Industrial Development Authority, EDR	5.00	7/1/19	3,000,000	3,490,530
Pennsylvania Industrial Development Authority, EDR	5.00	7/1/21	3,450,000	4,071,035
Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/21	2,000,000	2,360,120
Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/22	3,395,000	3,966,243
Pennsylvania State University, GO	5.00	3/1/28	2,980,000	3,458,260
Pennsylvania State University, GO	5.00	3/1/40	5,710,000	6,480,393

62

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Pennsylvania Turnpike Commission, Motor License Fund-
Enhanced Turnpike Subordinate Special Revenue	5.00	12/1/24	1,165,000		1,367,931
Pennsylvania Turnpike Commission, Registration Fee
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/25	2,500,000		3,074,250
Pennsylvania Turnpike Commission, Turnpike Revenue	1.20	12/1/19	2,000,000	[c]	2,054,760
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured; AMBAC)	5.00	12/1/29	5,000,000		5,052,600
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	12/1/19	2,195,000		2,572,869
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/26	5,000,000		5,596,100
Pennsylvania Turnpike Commission, Turnpike Subordinate
Revenue (Insured; Assured Guaranty Corp.)	6.00	6/1/28	1,500,000		1,729,470
Philadelphia, Airport Revenue	5.00	6/15/20	1,750,000		2,050,038
Philadelphia, Airport Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/18	1,370,000		1,559,498
Philadelphia, Water and Wastewater Revenue	5.00	11/1/26	2,000,000		2,322,740
Philadelphia, Water and Wastewater Revenue	5.00	11/1/27	2,840,000		3,278,496
Philadelphia, Water and Wastewater Revenue	5.00	1/1/36	2,830,000		3,108,981
Philadelphia School District, GO	5.00	9/1/18	2,500,000		2,858,950
Philadelphia School District, GO	5.00	9/1/20	1,805,000		2,094,973
Pittsburgh, GO	5.00	9/1/25	2,000,000		2,347,240
Pittsburgh, GO	5.00	9/1/26	5,000,000		5,817,050
Pittsburgh School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	9/1/16	4,000,000		4,393,080
Pittsburgh School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	9/1/18	1,000,000		1,170,710
Pittsburgh School District, GO (Insured; Build
America Mutual Assurance Company)	5.00	9/1/25	1,000,000		1,170,730
Pittsburgh Water and Sewer Authority, Water and Sewer System
First Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/25	2,580,000		3,044,400
Pocono Mountain School District, GO (Insured;
Assured Guaranty Municipal Corp.)	5.00	9/1/22	5,270,000		5,708,042
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.00	11/15/17	2,085,000		2,354,257
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.00	11/15/21	1,000,000		1,009,560
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.00	11/15/22	1,500,000		1,717,710
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.25	11/15/23	2,000,000		2,314,440

The Funds 63

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Southeastern Pennsylvania Transportation Authority,
Capital Grant Receipts Bonds (Federal Transit Administration
Section 5309 Fixed Guideway Modernization Formula Funds)	5.00	6/1/23	2,000,000		2,330,260
Southeastern Pennsylvania Transportation Authority, Revenue	5.00	3/1/26	1,850,000		2,142,356
State Public School Building Authority, School Lease
Revenue (The School District of Philadelphia Project)	5.00	4/1/21	1,000,000		1,147,250
Susquehanna Area Regional Airport Authority,
Airport System Revenue	5.00	1/1/23	1,500,000		1,674,075
University of Pittsburgh—of the Commonwealth System of
Higher Education, University Capital Project Bonds	5.50	9/15/21	2,500,000		2,961,875
University of Pittsburgh—of the Commonwealth System of
Higher Education, University Capital Project Bonds	5.00	9/15/28	1,580,000		1,811,170
West Mifflin Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	4/1/24	1,060,000		1,224,364
Westmoreland County, GO (Insured;
National Public Finance Guarantee Corp.)	0.00	12/1/15	1,500,000	[d]	1,481,595
Texas—.3%
Centerville Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/39	780,000		869,131
U.S. Related—4.1%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,500,000		1,699,935
Guam, LOR (Section 30)	5.63	12/1/29	1,000,000		1,105,950
Puerto Rico Commonwealth,
Public Improvement GO (Insured; AMBAC)	5.50	7/1/19	3,000,000		3,039,120
Puerto Rico Electric Power Authority, Power Revenue	5.38	7/1/24	2,000,000		1,099,740
Puerto Rico Infrastructure Financing Authority,
Revenue (Ports Authority Project)	6.00	12/15/26	2,500,000		1,553,825
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/21	5,000,000		3,162,700
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000	[e]	788,600
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[e]	293,015
Total Long-Term Municipal Investments
(cost $292,738,368)					306,435,519

64

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments—.6%	Rate (%)	Date	Amount ($)		Value ($)
Illinois—.1%
Chicago, GO Notes, Refunding (LOC; Bank of Montreal)	0.04	9/2/14	200,000	[f]	200,000
Missouri—.1%
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington
University) (SBPA; JPMorgan Chase Bank)	0.02	9/2/14	300,000	[f]	300,000
South Dakota—.4%
South Dakota Health and Educational Facilities Authority,
Revenue (Regional Health) (LOC; U.S. Bank NA)	0.05	9/2/14	1,300,000	[f]	1,300,000
Total Short-Term Municipal Investments
(cost $1,800,000)					1,800,000

Total Investments (cost $294,538,368)			99.1%		308,235,519
Cash and Receivables (Net)			.9%		2,874,951
Net Assets			100.0%		311,110,470

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2014, this security was valued at $1,183,968 or .4% of net assets.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Variable rate security—interest rate subject to periodic change.
[d] Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
f Variable rate demand note—rate shown is the interest rate in effect at August 31, 2014. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Education	17.0	Lease	2.7
Transportation Services	15.4	Industrial	2.4
City	15.3	County	2.0
State/Territory	8.3	Resource Recovery	2.0
Special Tax	7.4	Utility-Electric	.4
Utility-Water and Sewer	7.2	Other	8.6
Health Care	5.8
Prerefunded	4.6		99.1

†	Based on net assets.

The Funds 65

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

66

STATEMENT OF FINANCIAL FUTURES
August 31, 2014

		Market Value		Unrealized
BNY Mellon Pennsylvania		Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 8/31/2014 ($)
Financial Futures Short
U.S. Treasury 5 Year Notes	50	(5,941,797)	December 2014	(13,868)
U.S. Treasury 10 Year Notes	90	(11,320,313)	December 2014	(38,672)
				(52,540)

See notes to financial statements.

The Funds 67

STATEMENT OF INVESTMENTS
August 31, 2014

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.8%	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts—94.5%
Barnstable, GO	4.00	9/15/21	580,000		673,131
Bellingham, GO (Municipal Purpose Loan)	4.00	9/1/19	460,000		526,107
Bellingham, GO (Municipal Purpose Loan)	5.00	9/1/23	305,000		379,826
Boston, GO	4.00	4/1/18	3,000,000		3,351,990
Boston, GO	5.00	4/1/20	5,000,000		6,006,850
Boston, GO	5.00	3/1/21	2,000,000		2,216,280
Boston Water and Sewer Commission, General Revenue	5.00	11/1/17	2,000,000		2,275,940
Boston Water and Sewer Commission, General Revenue	5.00	11/1/18	1,500,000		1,753,560
Boston Water and Sewer Commission, General Revenue	5.00	11/1/25	2,500,000		2,921,550
Boston Water and Sewer Commission, General Revenue	5.00	11/1/26	2,480,000		2,842,130
Brockton, GO (Municipal Purpose Loan) (Insured; AMBAC)	5.00	6/1/19	1,430,000		1,480,336
Canton, GO (Municipal Purpose Loan)	5.00	3/15/21	1,250,000		1,518,163
Falmouth, GO (Municipal Purpose Loan)	4.00	11/15/19	625,000		712,631
Falmouth, GO (Municipal Purpose Loan)	4.00	11/15/20	605,000		692,931
Groton-Dunstable Regional School District, GO	5.00	9/1/20	725,000		867,811
Haverhill, GO (State Qualified Municipal Purpose Loan)
(Insured; National Public Finance Guarantee Corp.)	5.00	6/1/16	1,580,000		1,706,858
Haverhill, GO (State Qualified Municipal Purpose Loan)
(Insured; National Public Finance Guarantee Corp.)	5.00	6/1/18	505,000		545,365
Hopedale, GO (Insured; AMBAC)	5.00	11/15/19	650,000		663,188
Massachusetts, Federal Highway GAN (Accelerated Bridge Program)	5.00	6/15/22	3,000,000		3,688,170
Massachusetts, GO	0.62	11/1/18	2,500,000	[a]	2,546,025
Massachusetts, GO	5.25	8/1/21	1,975,000		2,445,583
Massachusetts, GO	5.25	8/1/23	1,000,000		1,265,440
Massachusetts, GO (Consolidated Loan)	4.00	7/1/18	2,000,000		2,241,860
Massachusetts, GO (Consolidated Loan)	5.00	8/1/20	4,000,000		4,633,320
Massachusetts, GO (Consolidated Loan)	5.00	7/1/23	2,500,000		3,103,675
Massachusetts, GO (Consolidated Loan)	5.00	8/1/23	310,000		369,935
Massachusetts, GO (Consolidated Loan)	5.00	7/1/25	5,575,000		6,740,063
Massachusetts, GO (Consolidated Loan)	5.00	8/1/26	5,000,000		5,976,450
Massachusetts, GO (Consolidated Loan)
(Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.25	8/1/17	5,825,000	[b]	6,626,287
Massachusetts, GO (Consolidated Loan) (Insured; FGIC)	5.50	8/1/18	1,035,000		1,221,859
Massachusetts, GO (Consolidated Loan) (Prerefunded)	5.00	8/1/16	1,000,000	[b]	1,090,080
Massachusetts, GO (Insured; AMBAC)	5.50	10/1/18	225,000		266,953
Massachusetts, Special Obligation Dedicated Tax Revenue
(Insured; National Public Finance Guarantee Corp.)	2.74	1/1/16	3,540,000	[a]	3,663,971

68

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts, Transportation Fund Revenue
(Accelerated Bridge Program)	5.00	6/1/20	1,680,000	2,024,383
Massachusetts, Transportation Fund Revenue
(Accelerated Bridge Program)	5.00	6/1/21	2,100,000	2,566,011
Massachusetts, Transportation Fund Revenue
(Accelerated Bridge Program)	5.00	6/1/22	3,350,000	4,043,383
Massachusetts Bay Transportation Authority, Assessment Revenue	4.00	7/1/17	1,805,000	1,982,576
Massachusetts Bay Transportation Authority, Assessment Revenue	5.00	7/1/18	4,000,000	4,647,840
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/18	1,250,000	1,462,187
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.00	7/1/20	2,500,000	3,006,800
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/20	1,500,000	1,825,050
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/21	2,500,000	3,088,025
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/21	2,000,000	2,470,420
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/22	2,430,000	3,033,320
Massachusetts College Building Authority, Project Revenue	5.00	5/1/23	1,000,000	1,153,800
Massachusetts College Building Authority, Project Revenue	5.00	5/1/27	3,000,000	3,587,880
Massachusetts Department of Transportation,
Metropolitan Highway System Subordinated Revenue
(Commonwealth Contract Assistance Secured)	5.00	1/1/35	1,460,000	1,643,259
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/16	1,000,000	1,052,980
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/19	1,055,000	1,145,508
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/22	2,000,000	2,162,900
Massachusetts Development Finance Agency,
Revenue (Boston College Issue)	5.00	7/1/19	900,000	1,065,645
Massachusetts Development Finance Agency,
Revenue (Boston College Issue)	5.00	7/1/19	950,000	1,124,847
Massachusetts Development Finance Agency,
Revenue (Boston College Issue)	5.00	7/1/20	1,000,000	1,115,290
Massachusetts Development Finance Agency,
Revenue (Children’s Hospital Issue)	5.00	10/1/46	5,000,000	5,671,400

The Funds 69

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Development Finance Agency,
Revenue (College of the Holy Cross Issue)	5.00	9/1/21	1,800,000		2,071,530
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	4.75	3/1/20	530,000		556,102
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.25	3/1/26	1,000,000		1,056,510
Massachusetts Development Finance Agency,
Revenue (Partners HealthCare System Issue)	5.00	7/1/25	1,825,000		2,125,085
Massachusetts Development Finance Agency
Revenue (Partners HealthCare System Issue)	5.00	7/1/31	675,000		772,922
Massachusetts Development Finance Agency,
Revenue (Southcoast Health System Obligated Group Issue)	4.00	7/1/20	530,000		583,069
Massachusetts Development Finance Agency,
Revenue (Southcoast Health System Obligated Group Issue)	5.00	7/1/27	500,000		580,065
Massachusetts Development Finance Agency,
Revenue (The Broad Institute Issue)	5.25	4/1/23	3,675,000		4,407,685
Massachusetts Development Finance Agency,
Revenue (The Broad Institute Issue)	5.25	4/1/24	2,500,000		2,984,350
Massachusetts Development Finance Agency,
Revenue (The Park School Issue)	5.00	9/1/21	300,000		352,308
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	5.00	1/1/15	600,000		608,046
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	4.00	10/1/17	730,000		804,891
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	5.00	10/1/19	910,000		1,079,442
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	5.00	10/1/20	905,000		1,085,728
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	5.00	10/1/21	830,000		1,007,238
Massachusetts Development Finance Agency,
RRR (Waste Management, Inc. Project)	2.13	12/1/15	1,250,000		1,280,875
Massachusetts Development Finance Agency, SWDR
(Dominion Energy Brayton Point Issue) (Prerefunded)	5.75	5/1/19	2,000,000	[b]	2,429,720
Massachusetts Educational Financing Authority,
Education Loan Revenue (Issue I)	4.00	1/1/18	2,500,000		2,709,150
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/24	2,155,000		2,395,153

70

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/32	2,000,000	2,197,600
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/37	3,250,000	3,566,972
Massachusetts Health and Educational Facilities Authority,
Revenue (Cape Cod Healthcare Obligated Group Issue)
(Insured; Assured Guaranty Corp.)	5.13	11/15/35	1,000,000	1,115,820
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue)	5.00	7/1/18	690,000	794,245
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Capital Asset Program)
(Insured; National Public Finance Guarantee Corp.)	5.38	2/1/27	1,650,000	1,860,771
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Insured; National
Public Finance Guarantee Corp.)	5.25	7/1/20	1,000,000	1,139,730
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Insured; National
Public Finance Guarantee Corp.)	5.25	7/1/23	1,325,000	1,501,649
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/22	2,750,000	3,166,790
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/27	2,000,000	2,288,900
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.00	12/15/21	500,000	615,545
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.00	12/15/25	2,500,000	2,980,675
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.00	12/15/27	3,230,000	3,833,655
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/21	1,400,000	1,615,320
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/26	2,525,000	2,893,701
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/27	1,000,000	1,146,020
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.50	7/1/22	1,800,000	2,295,468
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/23	3,335,000	4,170,984
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/24	2,495,000	2,929,055
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/24	1,000,000	1,179,430

The Funds 71

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.63	10/1/29	3,000,000		3,527,610
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/30	3,000,000		3,426,930
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/16	95,000		95,258
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/18	1,500,000		1,680,120
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/21	1,235,000		1,375,531
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/22	250,000		278,075
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	7.50	10/1/22	1,000,000		1,229,950
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/29	1,060,000		1,143,899
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/39	885,000		953,402
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue) (Prerefunded)	8.00	10/1/15	740,000	[b]	803,263
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue) (Prerefunded)	8.00	10/1/15	615,000	[b]	667,576
Massachusetts Health and Educational Facilities Authority,
Revenue (Suffolk University Issue)	6.25	7/1/30	2,100,000		2,476,194
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue)	5.25	8/15/23	1,000,000		1,156,640
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue)	5.38	8/15/38	2,000,000		2,279,920
Massachusetts Housing Finance Agency, Housing Revenue	4.00	6/1/19	3,170,000		3,490,297
Massachusetts Port Authority, Revenue	5.00	7/1/19	400,000		472,380
Massachusetts Port Authority, Revenue	4.00	7/1/20	1,000,000		1,135,970
Massachusetts Port Authority, Revenue	5.00	7/1/21	525,000		635,476
Massachusetts Port Authority, Revenue	5.00	7/1/27	1,345,000		1,545,297
Massachusetts Port Authority, Revenue	5.00	7/1/28	2,500,000		2,906,100
Massachusetts Port Authority, Revenue	5.00	7/1/33	2,000,000		2,324,640
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	4,000,000		4,497,280
Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue	5.00	8/15/26	4,000,000		4,837,360
Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue	5.00	8/15/29	4,700,000		5,545,295

72

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue	5.00	8/15/30	2,000,000		2,345,500
Massachusetts Turnpike Authority, Turnpike Revenue (Insured;
National Public Finance Guarantee Corp.) (Escrowed to Maturity)	5.00	1/1/20	4,395,000		4,928,421
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/18	75,000		75,305
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/20	1,700,000		2,078,556
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/22	2,350,000		2,953,833
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/23	1,500,000		1,914,600
Massachusetts Water Pollution Abatement Trust
(Pool Program) (Prerefunded)	5.00	8/1/17	2,625,000	[b]	2,967,090
Massachusetts Water Pollution Abatement Trust,
State Revolving Fund Revenue	5.00	8/1/19	5,000,000		5,946,200
Massachusetts Water Pollution Abatement Trust,
State Revolving Fund Revenue	5.00	8/1/21	1,500,000		1,837,335
Massachusetts Water Pollution Abatement Trust,
State Revolving Fund Revenue	5.00	8/1/24	1,000,000		1,268,760
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	155,000		155,679
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/19	2,475,000		2,939,459
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/27	5,000,000		5,870,100
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/28	500,000		588,695
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/24	2,340,000		2,633,038
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	8/1/17	95,000	[b]	108,128
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	8/1/17	65,000	[b]	73,982
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	8/1/17	160,000	[b]	182,110
Metropolitan Boston Transit Parking Corporation,
Systemwide Senior Lien Parking Revenue	5.00	7/1/25	1,000,000		1,187,000
Middleborough, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	12/15/16	1,000,000		1,103,960
Middleborough, GO
(Insured; National Public Finance Guarantee Corp.)	5.00	12/15/18	1,275,000		1,398,382
Newton, GO	5.00	4/1/39	2,500,000		2,843,150
Northbridge, GO (Insured; AMBAC)	5.25	2/15/17	60,000		60,255
Pembroke, GO (Insured; National Public Finance Guarantee Corp.)	5.00	8/1/20	960,000		1,039,440
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/22	1,175,000		1,265,804

The Funds 73

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/23	1,235,000		1,328,749
University of Massachusetts Building Authority, Project Revenue	5.00	11/1/18	1,370,000		1,598,530
Westwood, GO	4.00	6/1/18	1,105,000		1,235,622
Worcester, GO (Insured; National Public Finance Guarantee Corp.)	5.00	4/1/18	625,000		642,506
Texas—.5%
Centerville Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/44	1,315,000		1,456,599
U.S. Related—3.8%
Guam, Business Privilege Tax Revenue	5.00	1/1/25	1,500,000		1,676,850
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	500,000		590,340
Guam, LOR (Section 30)	5.63	12/1/29	1,000,000		1,105,950
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/15	1,135,000		1,136,476
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	1,000,000		1,029,750
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/23	1,750,000		962,413
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	1,000,000		1,006,630
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/15	305,000		212,954
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/16	330,000		221,100
Puerto Rico Infrastructure Financing Authority,
Revenue (Ports Authority Project)	6.00	12/15/26	2,500,000		1,553,825
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/20	2,000,000		1,307,160
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000	[c]	788,600
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000	[c]	439,523
Total Long-Term Municipal Investments
(cost $294,191,856)					311,612,843

74

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments—1.4%	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts;
Massachusetts, GO Notes (Central Artery/Ted Williams Tunnel
Infrastructure Loan Act of 2000) (Liquidity Facility; U.S. Bank NA)	0.03	9/2/14	800,000	[d]	800,000
Massachusetts, GO Notes (Consolidated Loan)	0.48	9/7/14	1,500,000	[d]	1,505,760
Massachusetts Health and Educational Facilities Authority, Revenue
(Children’s Hospital Issue) (LOC; JPMorgan Chase Bank)	0.03	9/2/14	500,000	[d]	500,000
Massachusetts Health and Educational Facilities Authority, Revenue
(Museum of Fine Arts Issue) (Liquidity Facility; Bank of America)	0.03	9/2/14	100,000	[d]	100,000
Massachusetts Health and Educational Facilities Authority, Revenue
(Tufts University Issue) (Liquidity Facility; Wells Fargo Bank)	0.03	9/2/14	1,100,000	[d]	1,100,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Wellesley College Issue)	0.03	9/2/14	475,000	[d]	475,000
Total Short-Term Municipal Investments
(cost $4,475,000)					4,480,760

Total Investments (cost $298,666,856)			100.2%		316,093,603
Liabilities, Less Cash and Receivables			(.2%)		(670,649)
Net Assets			100.0%		315,422,954

a Variable rate security—interest rate subject to periodic change.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d] Variable rate demand note—rate shown is the interest rate in effect at August 31, 2014. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Education	24.0	Housing	3.3
Special Tax	13.2	City	2.4
State/Territory	12.4	County	.8
Utility-Water and Sewer	12.2	Utility-Electric	.6
Transportation Services	10.7	Pollution Control	.5
Health Care	9.1	Other	4.7
Prerefunded	6.3		100.2

†	Based on net assets.

The Funds 75

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

76

STATEMENT OF FINANCIAL FUTURES
August 31, 2014

		Market Value		Unrealized
BNY Mellon Massachusetts		Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 8/31/2014 ($)
Financial Futures Short
U.S. Treasury 5 Year Notes	50	(5,941,797)	December 2014	(13,869)
U.S. Treasury 10 Year Notes	70	(8,804,688)	December 2014	(30,078)
				(43,947)

See notes to financial statements.

The Funds 77

STATEMENT OF INVESTMENTS
August 31, 2014

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.2%	Rate (%)	Date	Amount ($)		Value ($)
New York—94.4%
Albany County Airport Authority, Airport Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/23	1,500,000		1,700,970
Albany Industrial Development Agency, Civic Facility Revenue
(Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	2,500,000		2,843,225
Buffalo, General Improvement GO	4.00	4/1/21	2,175,000		2,453,422
Build New York City Resource Corporation, Revenue, City University
of New York—Queens College (Q Student Residences, LLC Project)	5.00	6/1/33	660,000		764,544
Build New York City Resource Corporation, Revenue, City University
of New York—Queens College (Q Student Residences, LLC Project)	5.00	6/1/34	525,000		605,766
Erie County Fiscal Stability Authority,
Sales Tax and State Aid Secured Revenue	5.00	12/1/24	1,000,000		1,206,010
Erie County Industrial Development Agency,
Revenue (City School District of the City of Buffalo Project)	5.00	5/1/17	2,500,000		2,792,700
Hempstead, Public Improvement GO	5.00	8/15/20	1,255,000		1,508,209
Long Island Power Authority, Electric System General Revenue	5.00	5/1/20	1,000,000		1,164,490
Long Island Power Authority, Electric System General Revenue	5.00	5/1/21	1,000,000		1,162,210
Long Island Power Authority, Electric System General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/17	2,780,000		3,046,018
Metropolitan Transportation Authority, Dedicated Tax Fund Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	11/15/28	5,000,000		5,440,550
Metropolitan Transportation Authority, Transportation Revenue	6.25	11/15/23	300,000		362,187
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/28	2,375,000		2,751,105
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/30	1,190,000		1,331,289
Metropolitan Transportation Authority, Transportation
Revenue (Insured; Assured Guaranty Municipal Corp.)	0.32	11/1/22	2,300,000	[a]	2,225,250
Monroe County Industrial Development Corporation,
Revenue (Saint John Fisher College Project)	5.00	6/1/17	1,740,000		1,897,992
Nassau County, General Improvement GO	4.00	10/1/16	1,545,000		1,653,366
Nassau County, General Improvement GO	5.00	10/1/18	1,310,000		1,500,959
Nassau County, GO	5.00	10/1/20	2,000,000		2,295,140
Nassau County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	1,000,000		1,139,270
Nassau County Sewer and Storm Water Finance
Authority, System Revenue (Insured;
Berkshire Hathaway Assurance Corporation)	5.38	11/1/28	1,000,000		1,153,640
New York City, GO	5.13	12/1/22	1,000,000		1,133,340
New York City, GO	5.00	8/1/23	2,625,000		3,141,390
New York City, GO	5.25	9/1/23	1,000,000		1,157,630
New York City, GO	5.00	10/1/28	1,725,000		2,024,529
New York City, GO (Prerefunded)	5.00	8/1/16	15,000	[b]	16,348

78

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City Industrial Development Agency,
Civic Facility Revenue (United Jewish Appeal—Federation
of Jewish Philanthropies of New York, Inc. Project)	5.00	7/1/27	1,250,000	1,250,850
New York City Industrial Development Agency,
PILOT Revenue (Queens Baseball Stadium Project)
(Insured; Assured Guaranty Corp.)	6.50	1/1/46	325,000	379,073
New York City Industrial Development Agency,
PILOT Revenue (Yankee Stadium Project)
(Insured; Assured Guaranty Corp.)	7.00	3/1/49	1,000,000	1,220,460
New York City Industrial Development Agency, Special Revenue
(New York City—New York Stock Exchange Project)	5.00	5/1/21	1,000,000	1,151,850
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue	5.00	6/15/20	2,500,000	2,893,250
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue	5.00	6/15/40	1,000,000	1,127,230
New York City Transitional Finance Authority, Building Aid Revenue	5.25	1/15/25	1,545,000	1,800,867
New York City Transitional Finance Authority, Building Aid Revenue	5.25	1/15/27	1,650,000	1,915,633
New York City Transitional Finance Authority, Building Aid Revenue	5.00	7/15/33	1,000,000	1,148,060
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/18	1,750,000	2,046,887
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	5/1/21	1,100,000	1,330,274
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	5/1/29	2,000,000	2,322,040
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/31	1,980,000	2,267,694
New York City Trust for Cultural Resources,
Revenue (Lincoln Center for the Performing Arts, Inc.)	5.75	12/1/16	1,000,000	1,108,230
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	5.00	1/1/34	2,000,000	2,245,020
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	5.00	1/1/39	2,500,000	2,810,700
New York City Trust for Cultural Resources,
Revenue (Whitney Museum of American Art)	5.00	7/1/21	2,000,000	2,357,500
New York City Trust for Cultural Resources,
Revenue (Wildlife Conservation Society)	5.00	8/1/27	1,120,000	1,317,758
New York City Trust for Cultural Resources,
Revenue (Wildlife Conservation Society)	5.00	8/1/31	1,480,000	1,705,789
New York Liberty Development Corporation,
Liberty Revenue (7 World Trade Center Project)	5.00	9/15/29	1,000,000	1,169,040

The Funds 79

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York Liberty Development Corporation,
Revenue (Goldman Sachs Headquarters Issue)	5.00	10/1/15	3,175,000	3,310,922
New York Local Government Assistance Corporation,
Subordinate Lien Revenue	5.00	4/1/21	2,560,000	3,057,562
New York Local Government Assistance Corporation,
Subordinate Lien Revenue	5.00	4/1/23	1,395,000	1,657,037
New York State, GO	5.00	3/1/19	1,000,000	1,111,590
New York State, GO	5.00	3/1/22	1,000,000	1,222,860
New York State, GO	5.00	2/15/26	2,600,000	3,009,916
New York State Dormitory Authority, Consolidated
Revenue (City University System) (Insured;
National Public Finance Guarantee Corp.)	5.75	7/1/18	1,310,000	1,432,930
New York State Dormitory Authority, Mental Health Services
Facilities Improvement Revenue (Insured; Assured Guaranty
Municipal Corp.) (Escrowed to Maturity)	5.00	2/15/17	5,000	5,559
New York State Dormitory Authority, Revenue (Columbia University)	5.00	7/1/18	1,500,000	1,627,065
New York State Dormitory Authority, Revenue (Columbia University)	5.00	10/1/41	2,500,000	2,869,925
New York State Dormitory Authority, Revenue (Convent of the
Sacred Heart) (Insured; Assured Guaranty Municipal Corp.)	5.63	11/1/35	1,000,000	1,166,960
New York State Dormitory Authority, Revenue
(Mount Sinai Hospital Obligated Group)	5.00	7/1/26	3,000,000	3,367,770
New York State Dormitory Authority,
Revenue (New York State Dormitory Facilities)	5.00	7/1/19	1,500,000	1,759,065
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/37	2,155,000	2,441,917
New York State Dormitory Authority, Revenue (New York University)
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/21	1,500,000	1,505,835
New York State Dormitory Authority,
Revenue (Rochester Institute of Technology)	5.00	7/1/23	1,000,000	1,133,850
New York State Dormitory Authority, Revenue
(School Districts Revenue Financing Program)	5.00	10/1/18	3,040,000	3,514,666
New York State Dormitory Authority,
Revenue (The Rockefeller University)	5.00	7/1/25	1,000,000	1,171,340
New York State Dormitory Authority,
Revenue (The Rockefeller University)	5.00	7/1/40	3,000,000	3,396,060
New York State Dormitory Authority,
Revenue (Yeshiva University)	5.00	11/1/20	3,190,000	3,501,950
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000	1,167,370
New York State Dormitory Authority,
State Personal Income Tax Revenue (General Purpose)	5.00	2/15/20	1,000,000	1,191,270

80

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York State Dormitory Authority,
State Personal Income Tax Revenue (General Purpose)	5.00	3/15/20	1,000,000	1,192,950
New York State Dormitory Authority,
State Personal Income Tax Revenue (General Purpose)	5.00	6/15/22	1,000,000	1,215,690
New York State Dormitory Authority,
State Personal Income Tax Revenue (General Purpose)	5.00	3/15/30	1,000,000	1,151,240
New York State Dormitory Authority, State Sales Tax Revenue	4.00	3/15/20	1,000,000	1,141,460
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/21	1,000,000	1,213,560
New York State Medical Care Facilities Finance Agency,
Secured Mortgage Revenue (Collateralized; SONYMA)	6.38	11/15/20	190,000	190,960
New York State Thruway Authority, General Revenue	5.00	1/1/20	1,500,000	1,767,945
New York State Thruway Authority,
General Revenue Junior Indebtedness Obligations	5.00	5/1/19	2,000,000	2,334,560
New York State Thruway Authority,
General Revenue Junior Indebtedness Obligations
(Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/19	1,000,000	1,171,250
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured; AMBAC)	5.00	4/1/25	2,000,000	2,135,780
New York State Thruway Authority,
State Personal Income Tax Revenue (Transportation)	5.00	3/15/25	1,325,000	1,562,255
New York State Urban Development Corporation,
Revenue (Insured; Assured Guaranty Corp.)	5.50	1/1/19	1,140,000	1,351,139
New York State Urban Development Corporation,
Service Contract Revenue	5.00	1/1/20	2,075,000	2,449,164
New York State Urban Development Corporation,
Service Contract Revenue	5.25	1/1/24	2,375,000	2,714,506
New York State Urban Development Corporation,
State Personal Income Tax Revenue (General Purpose)	5.00	3/15/28	1,000,000	1,172,020
Onondaga County Trust for Cultural Resources,
Revenue (Syracuse University Project)	5.00	12/1/19	2,500,000	2,981,900
Oyster Bay, Public Improvement GO	5.00	2/15/16	1,000,000	1,061,420
Oyster Bay, Public Improvement GO
(Insured; Assured Guaranty Municipal Corp.)	4.00	11/1/19	2,000,000	2,254,740
Oyster Bay, Public Improvement GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	3/15/21	1,330,000	1,550,780
Oyster Bay, Public Improvement GO
(Insured; Build America Mutual Assurance Company)	5.00	8/15/22	1,715,000	2,033,047
Port Authority of New York and New Jersey
(Consolidated Bonds, 184th Series)	5.00	9/1/28	750,000	905,355

The Funds 81

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Port Authority of New York and New Jersey
(Consolidated Bonds, 184th Series)	5.00	9/1/30	1,000,000		1,188,420
Suffolk County, GO	5.00	4/1/19	1,400,000		1,624,280
Suffolk County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/22	1,000,000		1,196,920
Suffolk County, GO (Insured; Assured Guaranty Municipal Corp.)	5.25	5/1/17	1,545,000		1,731,729
Suffolk County Industrial Development Agency, Civic Facility
Revenue (New York Institute of Technology Project)	5.00	3/1/26	750,000		759,750
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue (State Contingency Contract Secured)	5.00	6/1/22	1,500,000		1,676,145
Triborough Bridge and Tunnel Authority,
General Purpose Revenue (Prerefunded)	5.25	1/1/22	1,000,000	[b]	1,241,990
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	5.00	1/1/27	1,500,000		1,773,675
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	5.00	1/1/28	1,000,000		1,167,740
Utility Debt Securitization Authority of New York, Restructing Bonds	5.00	6/15/26	2,000,000		2,441,780
Westchester County Health Care Corporation, Senior Lien Revenue	5.00	11/1/20	1,400,000		1,623,706
Westchester County Health Care Corporation, Senior Lien Revenue	5.00	11/1/24	1,500,000		1,691,190
U.S. Related—3.8%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,000,000		1,133,290
Guam, Hotel Occupancy Tax Revenue	5.00	11/1/16	1,000,000		1,077,810
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	2,500,000		2,574,375
Puerto Rico Electric Power Authority, Power Revenue	5.38	7/1/24	1,000,000		549,870
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/18	260,000		260,785
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/19	270,000		270,794
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,200,000	[c]	946,320
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[c]	293,015
Total Long-Term Municipal Investments
(cost $174,942,504)					185,438,478

82

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments—1.2%	Rate (%)	Date	Amount ($)	Value ($)
New York;
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.04	9/2/14	2,000,000 [d]	2,000,000
New York City Trust for Cultural Resources, Revenue,
Refunding (Lincoln Center for the Performing Arts, Inc.)
(LOC; Bank of America)	0.04	9/2/14	300,000 [d]	300,000
Total Short-Term Municipal Investments
(cost $2,300,000)				2,300,000

Total Investments (cost $177,242,504)			99.4%	187,738,478
Cash and Receivables (Net)			.6%	1,096,552
Net Assets			100.0%	188,835,030

a Variable rate security—interest rate subject to periodic change.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d] Variable rate demand note—rate shown is the interest rate in effect at August 31, 2014. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Education	23.5	City	4.2
Special Tax	18.2	State/Territory	3.6
Transportation Services	12.1	Industrial	3.0
County	8.5	Housing	2.3
Health Care	5.2	Prerefunded	.7
Utility-Electric	4.4	Other	9.4
Utility-Water and Sewer	4.3		99.4

†	Based on net assets.

The Funds 83

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

84

STATEMENT OF FINANCIAL FUTURES
August 31, 2014

		Market Value		Unrealized
BNY Mellon New York		Covered by		(Depreciation)
Intermediate Tax-Exempt Bond Fund	Contracts	Contracts ($)	Expiration	at 8/31/2014 ($)
Financial Futures Short
U.S. Treasury 5 Year Notes	30	(3,565,078)	December 2014	(8,321)
U.S. Treasury 10 Year Notes	40	(5,031,250)	December 2014	(17,188)
				(25,509)

See notes to financial statements.

The Funds 85

STATEMENT OF INVESTMENTS
August 31, 2014

BNY Mellon Municipal Opportunities Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—104.7%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.5%
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	2/15/16	2,640,000		2,651,616
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.25	1/1/18	5,000,000		5,010,750
Jefferson County, Senior Lien Sewer Revenue Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/44	1,000,000		1,068,930
Jefferson County, Subordinate Lien Sewer Revenue Warrants	6.00	10/1/42	5,000,000		5,569,300
Tuscaloosa Public Educational Building Authority,
Student Housing Revenue (Ridgecrest Student Housing, LLC
University of Alabama Ridgecrest Residential Project)
(Insured; Assured Guaranty Corp.)	6.75	7/1/33	1,100,000		1,276,649
Arizona—1.0%
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/27	750,000		878,775
Arizona Health Facilities Authority, HR (Phoenix Children’s Hospital)	5.00	2/1/42	6,000,000		6,393,720
University Medical Center Corporation, HR	6.00	7/1/39	2,500,000		2,868,875
Arkansas—.4%
Pulaski County Public Facilities Board,
Health Facilities Revenue (Carti Project)	5.50	7/1/43	3,500,000		3,843,700
California—18.2%
California, GO (Various Purpose)	6.50	4/1/33	6,700,000		8,195,105
California, GO (Various Purpose)	5.50	3/1/40	7,950,000		9,198,389
California Health Facilities Financing Authority,
Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	10,000	[a]	12,322
California Health Facilities Financing Authority,
Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	490,000	[a]	603,126
California Health Facilities Financing Authority,
Revenue (Saint Joseph Health System)	5.00	7/1/37	2,270,000		2,513,185
California Infrastructure and Economic Development Bank,
Revenue (The J. David Gladstone Institutes Project)	5.25	10/1/34	900,000		987,723
California Municipal Finance Authority,
Revenue (Emerson College Issue)	6.00	1/1/42	6,000,000		6,999,000
California Municipal Finance Authority,
Revenue (Southwestern Law School)	6.50	11/1/31	300,000		356,736
California Pollution Control Financing Authority,
Water Furnishing Revenue (San Diego County
Water Authority Desalination Project Pipeline)	5.00	11/21/45	6,000,000		6,146,220
California State Public Works Board, LR (Judicial Council of
California) (Various Judicial Council Projects)	5.00	12/1/31	2,000,000		2,283,480
California Statewide Communities Development Authority,
Mortgage Revenue (Methodist Hospital of
Southern California Project) (Collateralized; FHA)	6.75	2/1/38	2,230,000		2,703,764
California Statewide Communities Development Authority,
Revenue (Sutter Health)	6.00	8/15/42	6,000,000		7,231,860

86

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine East
Campus Apartments, Phase 1 Refunding—CHF—Irvine, L.L.C.)	5.38	5/15/38	1,900,000		2,058,707
Capistrano Unified School District Community Facilities District
Number 90-2, Special Tax Bonds (Improvement Area
Number 2002-1) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/32	4,000,000		4,393,560
Clovis Unified School District, GO	5.00	8/1/38	5,000,000		5,641,900
Desert Community College District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/37	6,800,000		7,439,540
Galt Redevelopment Agency, Tax Allocation
Revenue (Galt Redevelopment Project)	7.38	9/1/33	2,000,000		2,545,540
Golden State Tobacco Securitization Corporation,
Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/29	2,000,000		2,260,680
Golden State Tobacco Securitization Corporation,
Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/30	2,000,000		2,247,720
Grant Joint Union High School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/29	2,080,000	[b]	1,108,890
Grant Joint Union High School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/33	4,380,000	[b]	1,929,434
Irvine Reassessment District Number 12-1,
Limited Obligation Improvement Bonds	4.00	9/2/29	1,000,000		1,031,480
JPMorgan Chase Putters/Drivers Trust (Series 3847)
Non-recourse (Los Angeles Department of Airports,
Senior Revenue (Los Angeles International Airport))	5.25	5/15/18	10,000,000	[c,d]	11,782,900
Los Angeles Department of Airports,
Senior Revenue (Los Angeles International Airport)	5.00	5/15/28	2,800,000		3,261,104
Los Angeles Unified School District, GO	5.00	1/1/34	1,000,000		1,133,990
Metropolitan Water District of Southern California,
Water Revenue (Build America Bonds)	6.54	7/1/39	4,600,000		5,381,494
New Haven Unified School District, GO
(Insured; Assured Guaranty Corp.)	0.00	8/1/32	2,500,000	[b]	1,180,675
Newport Beach, Revenue (Hoag Memorial
Hospital Presbyterian) (Prerefunded)	6.00	12/1/21	4,630,000	[a]	5,968,764
Northern California Gas Authority Number 1,
Gas Project Revenue	0.88	7/1/27	660,000	[e]	597,274
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	10,000,000		11,886,200
Peralta Community College District, GO	5.00	8/1/21	1,750,000	[f]	2,092,457
Peralta Community College District, GO	5.00	8/1/22	1,845,000	[f]	2,217,542
Peralta Community College District, GO	5.00	8/1/24	2,040,000	[f]	2,475,744
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/30	2,000,000		2,409,940
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/31	2,000,000		2,397,820
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/33	3,500,000		4,154,115
Riverside County Transportation Commission, Senior Lien Toll Revenue	5.75	6/1/44	2,000,000		2,280,840

The Funds 87

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Riverside County Transportation Commission,
Senior Lien Toll Revenue	5.75	6/1/48	5,000,000		5,683,750
San Diego Regional Building Authority, LR
(County Operations Center and Annex Redevelopment Project)	5.38	2/1/36	2,000,000		2,294,780
San Diego Unified School District, GO	0.00	7/1/25	4,000,000	[b]	2,864,400
San Francisco City and County Redevelopment Agency
Community Facilities District Number 6, Special Tax
Revenue (Mission Bay South Public Improvements)	0.00	8/1/38	2,000,000	[b]	512,780
San Francisco City and County Redevelopment Agency
Community Facilities District Number 6, Special Tax
Revenue (Mission Bay South Public Improvements)	0.00	8/1/43	2,835,000	[b]	536,070
San Francisco City and County Redevelopment Financing Authority,
Tax Allocation Revenue (San Francisco Redevelopment Projects)	6.63	8/1/41	1,250,000		1,444,500
South Bayside Waste Management Authority, Solid Waste
Enterprise Revenue (Shoreway Environmental Center)	6.00	9/1/36	1,000,000		1,120,460
University of California Regents, General Revenue	5.00	5/15/44	5,000,000		5,725,700
University of California Regents, Limited Project Revenue	5.00	5/15/37	14,605,000		16,425,367
West Contra Costa Unified School District, GO (Build America Bonds)	8.46	8/1/34	10,000,000		12,287,900
Colorado—.3%
City and County of Denver, Airport System Revenue	5.00	11/15/21	1,500,000		1,794,105
City and County of Denver, Airport System Revenue
(Insured: Assured Guaranty Corp. and National
Public Finance Guarantee Corp.)	5.25	11/15/19	1,000,000		1,122,640
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	500,000		585,445
Connecticut—.5%
Connecticut Health and Educational Facilities Authority,
Revenue (Yale University Issue)	5.05	7/1/42	5,000,000		5,479,750
Delaware—1.4%
JPMorgan Chase Putters/Drivers Trust (Series 4359)
Non-recourse (University of Delaware, Revenue)	5.00	5/1/21	12,230,000	[c,d]	13,899,995
District of Columbia—.8%
District of Columbia, Revenue
(Friendship Public Charter School, Inc. Issue)	5.00	6/1/32	3,500,000		3,684,730
District of Columbia, Revenue (Knowledge is
Power Program, District of Columbia Issue)	6.00	7/1/33	1,100,000		1,276,913
District of Columbia, Revenue (Knowledge is
Power Program, District of Columbia Issue)	6.00	7/1/43	1,700,000		1,944,613
District of Columbia, Revenue (Knowledge is
Power Program, District of Columbia Issue)	6.00	7/1/48	1,450,000		1,647,099
Florida—4.3%
Brevard County Health Facilities Authority,
Health Facilities Revenue (Health First, Inc. Project)	7.00	4/1/39	1,675,000		1,946,920
Florida Municipal Power Agency,
All-Requirements Power Supply Project Revenue	6.25	10/1/31	1,000,000		1,190,500

88

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Higher Educational Facilities Financing Authority,
Revenue (The University of Tampa Project)	5.25	4/1/42	1,100,000		1,182,115
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/30	750,000		852,675
Miami Beach Health Facilities Authority,
HR (Mount Sinai Medical Center of Florida)	5.00	11/15/39	1,500,000		1,631,205
Miami Beach Health Facilities Authority,
HR (Mount Sinai Medical Center of Florida)	5.00	11/15/44	1,500,000		1,628,580
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/41	1,200,000		1,378,740
Miami-Dade County, Seaport Revenue	5.50	10/1/42	14,145,000		16,018,647
Miami-Dade County Educational Facilities Authority,
Revenue (University of Miami Issue) (Insured;
Berkshire Hathaway Assurance Corporation)	5.50	4/1/38	600,000		638,172
Miami-Dade County Expressway Authority, Toll System Revenue	5.00	7/1/40	1,050,000		1,123,605
Orange County Industrial Development Authority,
IDR (VitAG Florida LLC Project)	8.00	7/1/36	4,500,000		4,455,270
Sarasota County Public Hospital District, HR
(Sarasota Memorial Hospital Project)	5.63	7/1/39	2,000,000		2,147,040
Southeast Overtown/Park West Community
Redevelopment Agency, Tax Increment Revenue	5.00	3/1/20	1,325,000		1,484,411
Southeast Overtown/Park West Community
Redevelopment Agency, Tax Increment Revenue	5.00	3/1/21	1,000,000		1,124,870
Southeast Overtown/Park West Community
Redevelopment Agency, Tax Increment Revenue	5.00	3/1/24	1,000,000		1,132,940
Southeast Overtown/Park West Community
Redevelopment Agency, Tax Increment Revenue	5.00	3/1/30	6,000,000		6,520,020
Georgia—.2%
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	1,000,000		1,166,150
DeKalb County, GO (Special Transportation,
Parks and Greenspace and Libraries Tax District)	5.00	12/1/18	750,000		792,645
Hawaii—3.2%
Hawaii Department of Budget and Finance, Special Purpose
Revenue (Hawaiian Electric Company, Inc. and Subsidiary Projects)	6.50	7/1/39	6,000,000		6,986,040
Hawaii Department of Budget and Finance,
Special Purpose Senior Living Revenue (Kahala Nui)	5.13	11/15/32	1,000,000		1,080,200
Hawaii Department of Budget and Finance,
Special Purpose Senior Living Revenue (Kahala Nui)	5.25	11/15/37	1,000,000		1,083,780
JPMorgan Chase Putters/Drivers Trust
(Series 4007) Non-recourse (Hawaii, GO)	5.00	12/1/19	20,000,000	[c,d]	24,144,271
Illinois—4.9%
Chicago, Customer Facility Charge Senior Lien Revenue
(Chicago O’Hare International Airport)
(Insured; Assured Guaranty Municial Corp.)	5.50	1/1/43	4,000,000		4,450,160
Chicago, General Airport Third Lien Revenue
(Chicago O’Hare International Airport)	5.75	1/1/39	2,500,000		2,854,550

The Funds 89

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois (continued)
Chicago, General Airport Third Lien Revenue
(Chicago O’Hare International Airport)	6.50	1/1/41	5,000,000	6,043,100
Chicago, GO (Project and Refunding Series)	5.00	1/1/35	5,000,000	5,194,400
Illinois, GO	5.50	7/1/33	2,500,000	2,725,225
Illinois, GO	5.50	7/1/38	2,500,000	2,709,900
Illinois, GO	5.00	2/1/39	5,000,000	5,195,950
Illinois Finance Authority, Revenue (Benedictine University Project)	6.25	10/1/33	2,760,000	3,191,719
Illinois Finance Authority, Revenue (Franciscan Communities, Inc.)	5.25	5/15/47	4,250,000	4,280,090
Illinois Finance Authority, Revenue
(Lutheran Home and Services Obligated Group)	5.63	5/15/42	3,000,000	3,077,490
Illinois Finance Authority, Revenue
(Rehabilitation Institute of Chicago)	5.50	7/1/28	1,560,000	1,748,729
Illinois Finance Authority, Revenue
(Rehabilitation Institute of Chicago)	6.50	7/1/34	2,140,000	2,340,454
Illinois Finance Authority, Revenue
(Rehabilitation Institute of Chicago)	6.00	7/1/43	5,000,000	5,638,800
Illinois Finance Authority, Revenue (The Art Institute of Chicago)	6.00	3/1/38	1,000,000	1,124,880
Indiana—1.0%
Indiana Finance Authority, Private Activity
Revenue (I-69 Section 5 Project)	5.25	9/1/34	1,245,000	1,343,504
Indiana Finance Authority, Private Activity
Revenue (I-69 Section 5 Project)	5.25	9/1/40	2,000,000	2,153,180
Indiana Municipal Power Agency, Power Supply System Revenue	5.25	1/1/31	6,000,000	6,892,860
Kentucky—.5%
Kentucky Property and Buildings Commission,
Revenue (Project Number 90)	5.38	11/1/23	1,500,000	1,750,590
Kentucky Public Transportation Infrastructure Authority,
First Tier Toll Revenue (Downtown Crossing Project)	5.75	7/1/49	3,000,000	3,417,720
Louisiana—1.7%
Jefferson Parish Hospital Service District Number 2, HR
(East Jefferson General Hospital)	6.25	7/1/31	5,000,000	5,482,100
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; Assured Guaranty Corp.)	6.13	6/1/25	5,000,000	5,837,600
Louisiana Public Facilities Authority, Revenue
(CHRISTUS Health Obligated Group)	6.00	7/1/29	1,000,000	1,115,530
New Orleans, Sewerage Service Revenue	5.00	6/1/44	2,000,000	2,203,420
New Orleans, Water Revenue	5.00	12/1/34	500,000	554,800
New Orleans Aviation Board, Revenue
(Insured; Assured Guaranty Corp.)	6.00	1/1/23	2,000,000	2,309,660
Maine—.8%
Maine Health and Higher Educational Facilities Authority,
Revenue (MaineGeneral Medical Center Issue)	6.00	7/1/26	825,000	907,797
Maine Health and Higher Educational Facilities Authority,
Revenue (MaineGeneral Medical Center Issue)	6.75	7/1/41	2,725,000	3,016,384

90

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maine (continued)
Maine Health and Higher Educational Facilities Authority,
Revenue (MaineGeneral Medical Center Issue)	7.00	7/1/41	4,240,000		4,759,612
Maryland—3.7%
Maryland, GO (State and Local Facilities Loan)	4.00	3/15/25	27,810,000		30,627,431
Maryland Economic Development Corporation, EDR (Terminal Project)	5.75	6/1/35	3,500,000		3,760,680
Maryland Economic Development Corporation, Port Facilities
Revenue (CNX Marine Terminals Inc. Port of Baltimore Facility)	5.75	9/1/25	1,000,000		1,102,980
Maryland Health and Higher Educational Facilities Authority,
Revenue (Anne Arundel Health System Issue)	6.75	7/1/29	2,000,000		2,419,100
Maryland Health and Higher Educational Facilities Authority,
Revenue (University of Maryland Medical System Issue)	5.13	7/1/39	250,000		266,210
Massachusetts—4.8%
JPMorgan Chase Putters/Drivers Trust (Series 3896)
Non-recourse (Massachusetts, GO (Consolidated Loan))	5.00	4/1/19	15,000,000	[c,d]	17,973,525
JPMorgan Chase Putters/Drivers Trust (Series 4357)
Non-recourse (Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue)	5.00	8/15/20	10,000,000	[c,d]	11,727,497
Massachusetts, GO (Consolidated Loan)	5.00	7/1/25	5,000,000		6,044,900
Massachusetts Development Finance Agency, HR
(Cape Cod Healthcare Obligated Group Issue)	5.25	11/15/41	4,370,000		4,844,014
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	7.25	1/1/32	3,090,000		3,776,876
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	6.75	1/1/36	1,165,000		1,381,422
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	6.88	1/1/41	1,000,000		1,185,950
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	7.50	10/1/22	500,000		614,975
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/39	1,180,000		1,271,202
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue) (Prerefunded)	8.00	10/1/15	820,000	[a]	890,102
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	50,000		50,219
Michigan—2.0%
Detroit, Water Supply System Second Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	950,000		992,836
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/33	6,760,000		7,610,881
Michigan Building Authority, Revenue (Facilities Program)	5.38	10/15/41	3,000,000		3,391,380
Michigan Finance Authority, Local Government Loan Program
Revenue (Detroit Water and Sewerage Department,
Sewage Disposal System Revenue Senior Lien Local Project Bonds)	5.00	7/1/44	1,000,000		1,030,990
Michigan Finance Authority, Revenue
(School District of the City of Detroit)	5.00	6/1/19	1,000,000		1,136,220

The Funds 91

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Michigan (continued)
Michigan Finance Authority, Revenue
(School District of the City of Detroit)	5.00	6/1/20	500,000		569,670
Wayne County Airport Authority, Airport Revenue
(Detroit Metropolitan Wayne County Airport)	5.00	12/1/21	700,000		800,408
Wayne County Airport Authority, Airport Revenue
(Detroit Metropolitan Wayne County Airport)	5.00	12/1/44	2,000,000		2,181,740
Wayne County Airport Authority, Airport Revenue
(Detroit Metropolitan Wayne County Airport)
(Insured; Build America Mutual Assurance Company)	5.00	12/1/39	2,500,000		2,771,750
Minnesota—3.7%
JPMorgan Chase Putters/Drivers Trust (Series 3844)
Non-recourse (Minnesota, GO (Various Purpose))	5.00	8/1/18	17,125,000	[c,d]	20,478,711
JPMorgan Chase Putters/Drivers Trust (Series 3845)
Non-recourse (Minnesota, GO (Various Purpose))	5.00	8/1/18	10,000,000	[c,d]	12,060,600
Minneapolis, Health Care System Revenue (Fairview Health Services)	6.63	11/15/28	1,000,000		1,189,380
Western Minnesota Municipal Power Agency, Power Supply Revenue	5.00	1/1/46	4,000,000		4,568,440
Mississippi—.4%
Mississippi Development Bank, Special Obligation Revenue
(Jackson, Water and Sewer System Revenue Bond Project)
(Insured; Assured Guaranty Municipal Corp.)	6.88	12/1/40	1,625,000		2,152,946
Warren County, Gulf Opportunity Zone Revenue
(International Paper Company Projects)	5.80	5/1/34	1,500,000		1,673,970
Nevada—1.1%
Clark County, Airport System Revenue (Build America Bonds)	6.88	7/1/42	10,000,000		11,366,300
New Hampshire—1.1%
New Hampshire Business Finance Authority, PCR (Public Service
Company of New Hampshire Project) (Insured; National
Public Finance Guarantee Corp.)	0.12	5/1/21	12,250,000	[e]	11,331,250
New Jersey—4.4%
New Jersey, COP (Equipment Lease Purchase Agreement)	5.25	6/15/28	1,000,000		1,106,560
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/26	2,500,000		2,804,250
New Jersey Economic Development Authority, Private Activity
Revenue (The Goethals Bridge Replacement Project)	5.13	1/1/34	5,325,000		5,801,587
New Jersey Economic Development Authority, Private Activity
Revenue (The Goethals Bridge Replacement Project)	5.38	1/1/43	5,500,000		5,981,360
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/26	7,000,000		7,944,020
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	6/15/29	13,000,000		14,644,760
New Jersey Educational Facilities Authority, Revenue (University of
Medicine and Dentistry of New Jersey Issue) (Prerefunded)	7.50	6/1/19	2,000,000	[a]	2,604,940
New Jersey Health Care Facilities Financing Authority,
Revenue (Saint Peter’s University Hospital Obligated Group Issue)	6.25	7/1/35	1,500,000		1,631,790
New Jersey Transportation Trust Fund
Authority (Transportation System)	0.00	12/15/29	5,000,000	[b]	2,573,500

92

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York—15.6%
Brooklyn Arena Local Development Corporation,
PILOT Revenue (Barclays Center Project)	6.00	7/15/30	9,500,000		10,642,280
Brooklyn Arena Local Development Corporation,
PILOT Revenue (Barclays Center Project)	6.25	7/15/40	6,000,000		6,792,720
Brooklyn Arena Local Development Corporation,
PILOT Revenue (Barclays Center Project)	6.38	7/15/43	4,000,000		4,534,360
Build New York City Resource Corporation,
City University of New York—Queens College,
Revenue (Q Student Residences, LLC Project)	5.00	6/1/38	1,000,000		1,138,530
Build New York City Resource Corporation,
City University of New York—Queens College,
Revenue (Q Student Residences, LLC Project)	5.00	6/1/43	1,250,000		1,416,475
Hudson Yards Infrastructure Corporation,
Hudson Yards Senior Revenue	5.75	2/15/47	5,000,000		5,773,300
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	665,000		810,489
Metropolitan Transportation Authority, Transportation Revenue (
Insured; Assured Guaranty Municipal Corp.)	0.32	11/1/22	11,475,000	[e]	11,102,062
New York City, GO	6.00	10/15/23	500,000		596,470
New York City, GO	5.00	8/1/29	15,000,000		17,471,400
New York City Industrial Development Agency,
PILOT Revenue (Queens Baseball Stadium Project)
(Insured; Assured Guaranty Corp.)	6.50	1/1/46	325,000		379,073
New York City Industrial Development Agency, PILOT Revenue
(Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	1,300,000		1,586,598
New York City Industrial Development Agency, PILOT Revenue
(Yankee Stadium Project) (Insured; FGIC)	2.86	3/1/20	5,000,000	[e]	4,841,850
New York City Municipal Water Finance Authority, Water and Sewer
System Revenue (Citigroup Series RR II R-11931) Recourse	5.75	12/15/16	9,000,000	[c,d]	10,382,490
New York City Municipal Water Finance Authority, Water and Sewer
System Revenue (Citigroup Series RR II R-11931-1) Recourse	5.75	12/15/16	5,090,000	[c,d]	5,871,868
New York City Municipal Water Finance Authority, Water and
Sewer System Second General Resolution Revenue	5.00	6/15/34	10,000,000		11,489,600
New York Liberty Development Corporation,
Liberty Revenue (4 World Trade Center Project)	5.75	11/15/51	5,000,000		5,799,300
New York Liberty Development Corporation,
Liberty Revenue (7 World Trade Center Project)	5.00	3/15/44	2,000,000		2,184,200
New York State Dormitory Authority, Revenue (Pace University)	5.00	5/1/38	500,000		522,650
New York State Dormitory Authority, Revenue (Yeshiva University)	5.00	11/1/40	1,000,000		1,001,480
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000		1,167,370
New York State Dormitory Authority,
State Personal Income Tax Revenue (General Purpose)	5.00	2/15/30	20,000,000		23,552,800
New York State Energy Research and Development Authority,
PCR (New York State Electric and Gas Corporation Project)
(Insured; National Public Finance Guarantee Corp.)	0.43	4/1/34	17,410,000	[e]	16,626,550

The Funds 93

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Port Authority of New York and New Jersey, Special Project
Revenue (JFK International Air Terminal LLC Project)	6.00	12/1/42	5,000,000		5,793,850
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	0.00	11/15/27	2,000,000	[b]	1,321,560
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	0.00	11/15/28	4,715,000	[b]	2,949,657
Triborough Bridge and Tunnel Authority,
Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/31	5,000,000	[b]	2,630,800
Triborough Bridge and Tunnel Authority,
Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/32	3,000,000	[b]	1,506,630
North Carolina—1.3%
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.00	1/1/26	11,415,000		12,848,838
North Carolina Eastern Municipal Power Agency,
Power System Revenue (Insured; Assured Guaranty Corp.)	6.00	1/1/19	215,000		235,049
Ohio—.3%
Montgomery County, Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,000,000		1,154,870
Ohio Turnpike and Infrastructure Commission,
Turnpike Junior Lien Revenue (Infrastructure Projects)	0/5.70	2/15/34	3,000,000	[g]	2,355,840
Oregon—1.4%
Oregon Health and Science University, Revenue	5.75	7/1/39	2,000,000		2,335,700
Washington and Multnomah Counties,
GO (Beaverton School District 48J)	5.00	6/15/27	5,000,000		6,075,650
Washington and Multnomah Counties,
GO (Beaverton School District 48J)	5.00	6/15/28	5,000,000		6,036,550
Pennsylvania—2.3%
Pennsylvania, GO	5.00	10/15/26	6,770,000		8,116,282
Pennsylvania Economic Development Financing Authority,
Water Facilities Revenue (Aqua Pennsylvania, Inc. Project)	5.00	12/1/43	4,425,000		4,811,612
Pennsylvania Higher Educational Facilities Authority, Revenue
(The Foundation for Indiana University of Pennsylvania
Student Housing Project at Indiana University of Pennsylvania)	5.00	7/1/32	1,000,000		1,073,280
Pennsylvania Higher Educational Facilities Authority,
Revenue (University of Pennsylvania Health System)	5.75	8/15/41	2,550,000		2,928,012
Philadelphia, GO	5.25	7/15/27	5,350,000		6,324,021
Texas—16.0%
Austin, Water and Wastewater System Revenue	5.00	11/15/39	20,055,000		23,019,731
Central Texas Regional Mobility Authority, Senior Lien Revenue	6.00	1/1/41	5,000,000		5,683,550
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.50	8/15/31	1,250,000		1,377,213
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.00	8/15/32	2,745,000		2,988,317
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	6.00	8/15/33	1,500,000		1,768,980

94

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.75	8/15/41	1,000,000		1,111,760
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.00	8/15/42	2,750,000		2,950,640
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	6.00	8/15/43	2,770,000		3,227,549
Dallas and Fort Worth, Joint Improvement
Revenue (Dallas/Fort Worth International Airport)	5.00	11/1/32	7,500,000		8,121,150
Decatur Hospital Authority, HR (Wise Regional Health System)	5.00	9/1/34	1,000,000		1,034,710
Dripping Springs Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	4.00	2/15/39	1,500,000		1,551,990
Dripping Springs Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	4.00	2/15/44	2,750,000		2,834,178
Forney Independent School District, Unlimited Tax School Building
Bonds (Permanent School Fund Guarantee Program)	5.75	8/15/33	1,000,000		1,161,350
Grand Parkway Transportation Corporation,
Grand Parkway System First Tier Toll Revenue	5.50	4/1/53	4,500,000		5,051,880
Grand Parkway Transportation Corporation,
Grand Parkway System Subordinate Tier Toll
Revenue (Toll Equity Loan Agreement Supported)	0/5.20	10/1/31	2,000,000	[g]	1,509,280
Grand Parkway Transportation Corporation,
Grand Parkway System Subordinate Tier Toll
Revenue (Toll Equity Loan Agreement Supported)	0/5.40	10/1/33	2,500,000	[g]	1,877,500
Grand Parkway Transportation Corporation,
Grand Parkway System Subordinate Tier Toll
Revenue (Toll Equity Loan Agreement Supported)	0/5.45	10/1/34	2,235,000	[g]	1,673,121
Harris County Health Facilities Development Corporation,
HR (Memorial Hermann Healthcare System) (Prerefunded)	7.00	12/1/18	1,000,000	[a]	1,253,850
Houston, Airport System Subordinate Lien Revenue	5.00	7/1/32	500,000		544,745
Houston, Airport System Subordinate Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	0.24	7/1/30	11,100,000	[e]	10,101,000
Houston, Airport System Subordinate Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	0.24	7/1/30	3,800,000	[e]	3,458,000
Houston, Combined Utility System First Lien Revenue	5.00	11/15/30	5,350,000		6,244,253
Houston Higher Education Finance Corporation,
Higher Education Revenue (Cosmos Foundation, Inc.)	5.88	5/15/21	825,000		943,891
Houston Higher Education Finance Corporation,
Higher Education Revenue (Cosmos Foundation, Inc.)	6.50	5/15/31	2,800,000		3,318,588
Houston Higher Education Finance Corporation,
Higher Education Revenue (Cosmos Foundation, Inc.)	6.88	5/15/41	3,000,000		3,620,640
North Texas Education Finance Corporation,
Education Revenue (Uplift Education)	4.88	12/1/32	1,630,000		1,722,731
North Texas Tollway Authority, First Tier System Revenue	6.00	1/1/38	7,000,000		8,197,140
North Texas Tollway Authority, Special Projects System Revenue	5.50	9/1/41	20,000,000		23,117,600

The Funds 95

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Texas Private Activity Bond Surface Transportation Corporation,
Senior Lien Revenue (LBJ Infrastructure
Group LLC IH-635 Managed Lanes Project)	7.00	6/30/40	7,500,000		9,045,750
Texas Private Activity Bond Surface Transportation Corporation,
Senior Lien Revenue (North Tarrant Express Mobility
Partners Segments 3 LLC Segments 3A and 3B Facility)	7.00	12/31/38	10,000,000		12,352,300
Texas Private Activity Bond Surface Transportation Corporation,
Senior Lien Revenue (North Tarrant Express Mobility
Partners Segments 3 LLC Segments 3A and 3B Facility)	6.75	6/30/43	5,000,000		6,029,100
Texas Private Activity Bond Surface Transportation Corporation,
Senior Lien Revenue (NTE Mobility Partners LLC
North Tarrant Express Managed Lanes Project)	7.50	12/31/31	2,500,000		3,061,150
Texas Transportation Commission,
Central Texas Turnpike System First Tier Revenue	5.00	8/15/41	3,500,000		3,797,395
Virginia—1.5%
Chesapeake, Transportation System Senior Toll Road Revenue	0/4.88	7/15/40	2,000,000	[g]	1,272,360
Virginia Small Business Financing Authority,
Senior Lien Revenue (95 Express Lanes LLC Project)	5.00	1/1/40	7,510,000		7,796,281
Virginia Small Business Financing Authority,
Senior Lien Revenue (Elizabeth River Crossing Opco, LLC Project)	5.25	1/1/32	4,000,000		4,342,080
Virginia Small Business Financing Authority,
Senior Lien Revenue (Elizabeth River Crossing Opco, LLC Project)	6.00	1/1/37	2,000,000		2,262,460
Wisconsin—.5%
Oneida Tribe of Indians, Retail Sales Revenue	6.50	2/1/31	1,325,000	[d]	1,488,001
Wisconsin, General Fund Annual Appropriation Bonds	5.38	5/1/25	1,000,000		1,175,380
Wisconsin, General Fund Annual Appropriation Bonds	5.75	5/1/33	1,500,000		1,771,365
Wisconsin, General Fund Annual Appropriation Bonds	6.00	5/1/33	1,000,000		1,195,080
U.S. Related—3.9%
A.B. Won International Airport Authority of Guam, General Revenue	6.25	10/1/34	1,000,000		1,132,510
A.B. Won International Airport Authority of Guam, General Revenue	6.38	10/1/43	1,000,000		1,125,840
A.B. Won International Airport Authority of Guam,
General Revenue (Insured; Assured Guaranty Municipal Corp.)	6.00	10/1/34	2,000,000		2,344,220
A.B. Won International Airport Authority of Guam,
General Revenue (Insured; Assured Guaranty Municipal Corp.)	6.13	10/1/43	2,000,000		2,358,680
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	2,500,000		2,951,700
Guam, Hotel Occupancy Tax Revenue	6.13	11/1/31	5,000,000		5,808,600
Guam, Hotel Occupancy Tax Revenue	6.50	11/1/40	2,000,000		2,278,200
Guam Government Department of Education,
COP (John F. Kennedy High School Project)	6.63	12/1/30	1,000,000		1,118,190
Puerto Rico Electric Power Authority, Power Revenue	5.00	7/1/21	500,000		500,860
Puerto Rico Electric Power Authority, Power Revenue	5.00	7/1/22	2,000,000		1,100,140
Puerto Rico Electric Power Authority, Power Revenue	6.75	7/1/36	10,000,000		5,495,400
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	750,000		754,972

96

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	10,000,000	[g]	7,886,000
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000	[g]	439,522
Virgin Islands Public Finance Authority,
Revenue (Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/29	1,250,000		1,377,450
Virgin Islands Public Finance Authority,
Revenue (Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/34	1,500,000		1,620,240
Virgin Islands Public Finance Authority, Subordinated Revenue
(Virgin Islands Matching Fund Loan Note— Diageo Project)	6.75	10/1/37	2,000,000		2,300,620
Total Long-Term Municipal Investments
(cost $998,265,896)					1,077,198,153

Short-Term Municipal Investments—3.5%
Colorado—.7%
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; TD Bank)	0.04	9/2/14	2,500,000	[h]	2,500,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; U.S. Bank NA)	0.04	9/2/14	5,000,000	[h]	5,000,000
Florida—.3%
University of North Florida Foundation Inc.,
Parking System Revenue (LOC; Wachovia Bank)	0.05	9/2/14	3,200,000	[h]	3,200,000
Minnesota—.2%
Minnesota Higher Education Facilities Authority,
Revenue (Saint Olaf College) (LOC; Bank of Montreal)	0.05	9/2/14	2,100,000	[h]	2,100,000
Mississippi—.2%
Jackson County, Port Facility Revenue,
Refunding (Chevron U.S.A. Inc. Project)	0.02	9/2/14	2,200,000	[h]	2,200,000
Missouri—.4%
Missouri Development Finance Board,
Cultural Facilities Revenue (The Nelson Gallery
Foundation) (Liquidity Facility; Northern Trust Company)	0.03	9/2/14	2,400,000	[h]	2,400,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (Saint Louis University)
(LOC; Wells Fargo Bank)	0.04	9/2/14	2,000,000	[h]	2,000,000
New Hampshire—.7%
New Hampshire Business Finance Authority,
Revenue (Huggins Hospital Issue) (LOC; TD Bank)	0.05	9/2/14	2,400,000	[h]	2,400,000
New Hampshire Health and Education Facilities Authority,
Revenue (Dartmouth College Issue)
(Liquidity Facility; JPMorgan Chase Bank)	0.04	9/2/14	4,600,000	[h]	4,600,000
New York—.2%
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.04	9/2/14	1,700,000	[h]	1,700,000

The Funds 97

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Ohio—.3%
Cleveland-Cuyahoga County Port Authority, Educational Facility
Revenue (Laurel School Project) (LOC; JPMorgan Chase Bank)	0.06	9/2/14	2,550,000	[h]	2,550,000
Pennsylvania—.0%
Pennsylvania Higher Educational Facilities Authority,
Revenue (Drexel University) (LOC; TD Bank)	0.03	9/2/14	255,000	[h]	255,000
Vermont—.3%
Vermont Educational and Health Buildings Financing Agency,
Revenue (Northeastern Vermont Regional
Hospital Project) (LOC; TD Bank)	0.03	9/2/14	1,600,000	[h]	1,600,000
Vermont Educational and Health Buildings Financing Agency,
Revenue (Southwestern Vermont Medical
Center Project) (LOC; TD Bank)	0.03	9/2/14	1,800,000	[h]	1,800,000
Washington—.2%
Washington Housing Finance Commission, Nonprofit Revenue
(Pioneer Human Services Projects) (LOC; U.S. Bank NA)	0.06	9/2/14	1,600,000	[h]	1,600,000
Total Short-Term Municipal Investments
(cost $35,905,000)					35,905,000
Total Investments (cost $1,034,170,896)			108.2%		1,113,103,153
Liabilities, Less Cash and Receivables			(8.2%)		(84,317,105)
Net Assets			100.0%		1,028,786,048

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Collateral for floating rate borrowings.
[d] Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2014, these securities were valued at $129,809,858 or 12.6% of net assets.
e Variable rate security—interest rate subject to periodic change.
f Purchased on a delayed delivery basis.
g Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[h] Variable rate demand note—rate shown is the interest rate in effect at August 31, 2014. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Transportation Services	24.0	Lease	3.2
Education	17.9	County	1.2
Special Tax	12.0	Prerefunded	1.1
Health Care	8.4	Housing	.7
State/Territory	8.4	Resource Recovery	.2
Utility-Water and Sewer	7.8	Pollution Control	.1
Industrial	5.8	Other	7.0
Utility-Electric	5.5
City	4.9		108.2

†	Based on net assets.

98

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

The Funds 99

STATEMENT OF FINANCIAL FUTURES
August 31, 2014

		Market Value		Unrealized
BNY Mellon		Covered by		(Depreciation)
Municipal Opportunities Fund	Contracts	Contracts ($)	Expiration	at 8/31/2014 ($)
Financial Futures Short
U.S. Treasury 5 Year Notes	900	(106,952,344)	December 2014	(249,632)
U.S. Treasury 10 Year Notes	1700	(213,828,125)	December 2014	(730,468)
U.S. Treasury Long Bonds	200	(28,018,750)	December 2014	(200,000)
				(1,180,100)

See notes to financial statements.

100

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2014

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund
Assets ($):
Investments in securities—
See Statement of Investments+	1,854,641,954	1,259,616,032	308,235,519	316,093,603
Cash	—	3,018,369	—	—
Cash on Initial Margin—Note 5	752,500	270,000	162,000	136,000
Interest receivable	21,277,104	10,469,207	4,084,446	2,993,523
Receivable for investment securites sold	12,152,826	24,017,142	—	5,206
Receivable for shares of Beneficial Interest subscribed	1,195,500	3,747,200	327,000	2,723,581
Receivable for futures variation margin—Note 5	10,469	—	4,063	2,812
Prepaid expenses	21,511	20,905	17,493	16,781
	1,890,051,864	1,301,158,855	312,830,521	321,971,506
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)	598,635	408,685	144,643	106,389
Due to Administrator—Note 4(a)	193,424	131,089	32,417	32,691
Cash overdraft due to Custodian	249,591	—	573,017	336,923
Payable for investment securities purchased	19,083,798	45,280,464	860,129	6,002,754
Payable for shares of Beneficial Interest redeemed	228,229	1,380,087	58,649	8,065
Payable for futures variation margin—Note 5	—	9,375	—	—
Accrued expenses	81,057	66,789	51,196	61,730
	20,434,734	47,276,489	1,720,051	6,548,552
Net Assets ($)	1,869,617,130	1,253,882,366	311,110,470	315,422,954
Composition of Net Assets ($):
Paid—in capital	1,758,678,980	1,243,198,412	297,315,794	299,663,081
Accumulated undistributed investment income—net	278,344	49,051	45,693	44,814
Accumulated net realized gain (loss) on investments	709,777	1,144,625	104,372	(1,667,741)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($241,786) depreciation on
financial futures for BNY Mellon National Intermediate
Municipal Bond Fund, ($83,211) depreciation on
financial futures for BNY Mellon Short-Term Municipal
Bond Fund, ($52,540) depreciation on financial futures
for BNY Mellon Pennsylvania Intermediate Municipal
Bond Fund and ($43,947) depreciation on financial
futures for BNY Mellon Massachusetts
Intermediate Municipal Bond Fund]	109,950,029	9,490,278	13,644,611	17,382,800
Net Assets ($)	1,869,617,130	1,253,882,366	311,110,470	315,422,954
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,827,575,157	1,244,186,684	306,673,338	305,512,785
Shares Outstanding	132,744,130	96,180,066	24,423,548	23,597,736
Net Asset Value Per Share ($)	13.77	12.94	12.56	12.95
Investor Shares
Net Assets ($)	42,041,973	9,695,682	4,437,132	9,910,169
Shares Outstanding	3,057,065	749,943	353,738	765,591
Net Asset Value Per Share ($)	13.75	12.93	12.54	12.94
† Investments at cost ($)	1,744,450,139	1,250,042,543	294,538,368	298,666,856

See notes to financial statements.

The Funds 101

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon
	New York Intermediate	Municipal
	Tax-Exempt Bond Fund	Opportunities Fund
Assets ($):
Investments in securities—See Statement of Investments†	187,738,478	1,113,103,153
Cash on Initial Margin—Note 5	79,000	3,440,000
Receivable for investment securites sold	2,412,743	—
Interest receivable	2,171,279	10,661,491
Receivable for shares of Beneficial Interest subscribed	20,000	—
Receivable for futures variation margin—Note 5	1,562	115,625
Prepaid expenses	17,953	23,356
	192,441,015	1,127,343,625
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)	69,669	463,249
Due to Administrator—Note 4(a)	19,477	106,529
Cash overdraft due to Custodian	326,466	1,490,311
Payable for floating rate notes issued—Note 5	—	69,540,000
Payable for investment securities purchased	3,130,231	26,655,211
Payable for shares of Beneficial Interest redeemed	6,550	136,156
Interest and expense payable related to floating rate notes issued—Note 5	—	122,024
Accrued expenses	53,592	44,097
	3,605,985	98,557,577
Net Assets ($)	188,835,030	1,028,786,048
Composition of Net Assets ($):
Paid—in capital	178,857,591	984,323,169
Accumulated undistributed investment income—net	26,601	53,308
Accumulated net realized gain (loss) on investments	(519,627)	(33,342,586)
Accumulated net unrealized appreciation (depreciation) on investments
[including ($25,509) depreciation on financial futures for BNY Mellon
New York Intermediate Tax-Exempt Bond Fund and ($1,180,100) depreciation
on financial futures for BNY Mellon Municipal Opportunities Fund]	10,470,465	77,752,157
Net Assets ($)	188,835,030	1,028,786,048
Net Asset Value Per Share
Class M Shares
Net Assets ($)	172,407,397	1,023,659,813
Shares Outstanding	15,129,197	77,785,927
Net Asset Value Per Share ($)	11.40	13.16
Investor Shares
Net Assets ($)	16,427,633	5,126,235
Shares Outstanding	1,440,755	389,519
Net Asset Value Per Share ($)	11.40	13.16
† Investments at cost ($)	177,242,504	1,034,170,896

See notes to financial statements.

102

STATEMENT OF OPERATIONS
Year Ended August 31, 2014

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund
Investment Income ($):
Interest Income	60,196,296	15,958,439	11,862,848	10,434,897
Expenses:
Investment advisory fee—Note 4(a)	6,203,960	4,384,450	1,662,889	1,079,318
Administration fee—Note 4(a)	2,193,992	1,550,636	411,723	381,710
Trustees’ fees and expenses—Note 4(c)	110,600	78,661	24,689	19,315
Shareholder servicing costs—Note 4(b)	98,436	20,006	12,131	22,991
Custodian fees—Note 4(b)	92,641	79,251	25,662	23,894
Professional fees	83,197	74,519	49,545	47,931
Registration fees	36,650	30,316	29,036	28,628
Loan commitment fees—Note 3	15,937	10,228	3,060	2,754
Prospectus and shareholders’ reports	12,935	6,727	7,016	4,870
Miscellaneous	99,819	82,718	43,071	50,324
Total Expenses	8,948,167	6,317,512	2,268,822	1,661,735
Less—reduction in fees
due to earnings credits—Note 4(b)	(24)	(4)	(3)	(8)
Net Expenses	8,948,143	6,317,508	2,268,819	1,661,727
Investment Income—Net	51,248,153	9,640,931	9,594,029	8,773,170
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	751,119	1,199,538	2,733,302	(162,126)
Net realized gain (loss) on financial futures	(501,619)	(190,248)	(125,640)	(99,640)
Net Realized Gain (Loss)	249,500	1,009,290	2,607,662	(261,766)
Net unrealized appreciation
(depreciation) on investments	73,087,074	6,418,571	8,527,874	10,420,427
Net unrealized appreciation
(depreciation) on financial futures	(1,670,849)	(83,211)	(430,821)	(338,166)
Net Unrealized Appreciation (Depreciation)	71,416,225	6,335,360	8,097,053	10,082,261
Net Realized and Unrealized
Gain (Loss) on Investments	71,665,725	7,344,650	10,704,715	9,820,495
Net Increase in Net Assets
Resulting from Operations	122,913,878	16,985,581	20,298,744	18,593,665

See notes to financial statements.

The Funds 103

STATEMENT OF OPERATIONS (continued)

	BNY Mellon	BNY Mellon
	New York Intermediate	Municipal
	Tax-Exempt Bond Fund	Opportunities Fund
Investment Income ($):
Interest Income	6,391,365	42,695,763
Expenses:
Investment advisory fee—Note 4(a)	945,500	4,651,971
Administration fee—Note 4(a)	234,080	1,151,488
Interest and expense related to floating rate notes issued—Note 5	—	478,825
Shareholder servicing costs—Note 4(b)	42,687	8,664
Professional fees	40,851	56,638
Registration fees	29,864	32,724
Custodian fees—Note 4(b)	15,462	67,279
Prospectus and shareholders’ reports	13,471	7,735
Trustees’ fees and expenses—Note 4(c)	12,146	56,893
Loan commitment fees—Note 3	1,903	9,117
Miscellaneous	44,988	72,174
Total Expenses	1,380,952	6,593,508
Less—reduction in expenses due to undertaking—Note 4(a)	(220,796)	—
Less—reduction in fees due to earnings credits—Note 4(b)	(31)	(3)
Net Expenses	1,160,125	6,593,505
Investment Income—Net	5,231,240	36,102,258
Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	994,052	(11,854,907)
Net realized gain (loss) on financial futures	(57,184)	(7,963,797)
Net Realized Gain (Loss)	936,868	(19,818,704)
Net unrealized appreciation (depreciation) on investments	6,837,248	101,118,411
Net unrealized appreciation (depreciation) on financial futures	(193,634)	(5,648,850)
Net Unrealized Appreciation (Depreciation)	6,643,614	95,469,561
Net Realized and Unrealized Gain (Loss) on Investments	7,580,482	75,650,857
Net Increase in Net Assets Resulting from Operations	12,811,722	111,753,115
See notes to financial statements.

104

STATEMENT OF CASH FLOWS
August 31, 2014

BNY Mellon Municipal Opportunities Fund
Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(557,004,614)
Proceeds from sales of portfolio securities	571,156,022
Repayment of floating notes issued	(12,500,000)
Financial futures transactions	(13,938,897)
Net sales of short-term portfolio securities	7,245,000
Interest received	44,352,005
Operating expenses paid	(1,959,587)
Cash paid to The Dreyfus Corporation for investment advisory fee	(4,634,910)
Net Cash Provided by Operating Activities		32,715,019
Cash Flows from Financing Activities ($):
Net Benefical Interest transactions	(626,567)
Dividends paid	(31,849,897)
Net Cash Used in Financing Activities		(32,476,464)
Increase in cash		238,555
Cash overdraft due to custodian at beginning of period		(1,728,866)
Cash overdraft due to custodian at end of period		(1,490,311)
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		111,753,115
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities ($):
Purchases of portfolio securities		(557,004,614)
Proceeds from sales of portfolio securities		571,156,022
Repayment of floating notes issued		(12,500,000)
Financial futures transactions		(13,938,897)
Net sales of short-term portfolio securities		7,245,000
Increase in interest receivable		(240,272)
Decrease in accrued operating expenses		(6,090)
Increase in prepaid expenses		(17,470)
Increase in Due to The Dreyfus Corporation and affiliates		17,061
Increase in Due to Administrator		5,506
Decrease in interest and expense payable related to floating rate notes issued		(3,472)
Net realized gain on investments and financial futures		19,818,704
Net unrealized appreciation on investments and financial futures		(95,469,561)
Net amortization of premiums on investments		1,899,987
Net Cash Provided by Operating Activities		32,715,019
Supplemental non-cash financing disclosure
Reinvestment of dividends		21,937,507

The Funds 105

STATEMENT OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2014	2013	2014	2013
Operations ($):
Investment income—net	51,248,153	53,150,271	9,640,931	11,069,807
Net realized gain (loss) on investments	249,500	(2,955,901)	1,009,290	790,103
Net unrealized appreciation (depreciation) on investments	71,416,225	(95,547,790)	6,335,360	(14,689,097)
Net Increase (Decrease) in Net Assets
Resulting from Operations	122,913,878	(45,353,420)	16,985,581	(2,829,187)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(49,608,387)	(49,834,763)	(9,530,882)	(10,983,597)
Investor Shares	(1,025,498)	(1,041,900)	(41,223)	(28,813)
Net realized gain on investments:
Class M Shares	—	(6,792,322)	(652,036)	—
Investor Shares	—	(168,134)	(4,310)	—
Total Dividends	(50,633,885)	(57,837,119)	(10,228,451)	(11,012,410)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	437,503,341	485,500,300	741,808,917	902,337,667
Investor Shares	23,291,580	18,989,323	19,585,740	10,907,456
Dividends reinvested:
Class M Shares	7,426,245	10,289,542	2,760,306	2,626,274
Investor Shares	732,176	817,405	42,467	24,109
Cost of shares redeemed:
Class M Shares	(380,832,569)	(399,600,859)	(689,082,964)	(950,340,471)
Investor Shares	(20,664,727)	(18,513,418)	(14,456,070)	(10,385,328)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	67,456,046	97,482,293	60,658,396	(44,830,293)
Total Increase (Decrease) in Net Assets	139,736,039	(5,708,246)	67,415,526	(58,671,890)
Net Assets ($):
Beginning of Period	1,729,881,091	1,735,589,337	1,186,466,840	1,245,138,730
End of Period	1,869,617,130	1,729,881,091	1,253,882,366	1,186,466,840
Undistributed investment income—net	278,344	141,449	49,051	26,376
Capital Share Transactions (Shares):
Class M Shares
Shares sold	32,377,766	34,944,891	57,416,501	69,552,896
Shares issued for dividends reinvested	548,028	741,039	213,664	202,542
Shares redeemed	(28,277,377)	(29,008,348)	(53,330,158)	(73,268,112)
Net Increase (Decrease) in Shares Outstanding	4,648,417	6,677,582	4,300,007	(3,512,674)
Investor Shares
Shares sold	1,725,631	1,381,566	1,518,674	841,370
Shares issued for dividends reinvested	54,089	59,050	3,289	1,863
Shares redeemed	(1,532,756)	(1,356,254)	(1,120,541)	(803,237)
Net Increase (Decrease) in Shares Outstanding	246,964	84,362	401,422	39,996

See notes to financial statements.

106

	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
		Year Ended August 31,
	2014	2013
Operations ($):
Investment income—net	9,594,029	11,071,020
Net realized gain (loss) on investments	2,607,662	1,115,685
Net unrealized appreciation (depreciation) on investments	8,097,053	(25,193,478)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,298,744	(13,006,773)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(9,422,346)	(10,874,551)
Investor Shares	(126,873)	(141,559)
Net realized gain on investments:
Class M Shares	(3,103,111)	(2,706,194)
Investor Shares	(47,276)	(34,536)
Total Dividends	(12,699,606)	(13,756,840)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	32,561,040	36,503,372
Investor Shares	3,270,052	1,446,499
Dividends reinvested:
Class M Shares	2,396,725	2,201,734
Investor Shares	132,551	110,542
Cost of shares redeemed:
Class M Shares	(93,213,074)	(58,186,969)
Investor Shares	(3,266,695)	(5,572,056)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(58,119,401)	(23,496,878)
Total Increase (Decrease) in Net Assets	(50,520,263)	(50,260,491)
Net Assets ($):
Beginning of Period	361,630,733	411,891,224
End of Period	311,110,470	361,630,733
Undistributed investment income—net	45,693	28,962
Capital Share Transactions (Shares):
Class M Shares
Shares sold	2,629,222	2,800,978
Shares issued for dividends reinvested	195,253	168,469
Shares redeemed	(7,540,335)	(4,495,344)
Net Increase (Decrease) in Shares Outstanding	(4,715,860)	(1,525,897)
Investor Shares
Shares sold	263,866	112,024
Shares issued for dividends reinvested	10,730	8,540
Shares redeemed	(263,648)	(426,206)
Net Increase (Decrease) in Shares Outstanding	10,948	(305,642)

See notes to financial statements.

The Funds 107

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
		Year Ended August 31,
	2014	2013
Operations ($):
Investment income—net	8,773,170	9,659,275
Net realized gain (loss) on investments	(261,766)	651,128
Net unrealized appreciation (depreciation) on investments	10,082,261	(20,747,063)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,593,665	(10,436,660)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(8,516,368)	(9,398,874)
Investor Shares	(236,628)	(235,761)
Net realized gain on investments:
Class M Shares	(1,993,315)	(3,698,997)
Investor Shares	(55,854)	(104,182)
Total Dividends	(10,802,165)	(13,437,814)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	55,897,319	51,508,436
Investor Shares	3,322,991	4,144,022
Dividends reinvested:
Class M Shares	2,884,754	4,119,877
Investor Shares	235,018	261,386
Cost of shares redeemed:
Class M Shares	(73,467,182)	(66,422,157)
Investor Shares	(2,142,654)	(4,589,879)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(13,269,754)	(10,978,315)
Total Increase (Decrease) in Net Assets	(5,478,254)	(34,852,789)
Net Assets ($):
Beginning of Period	320,901,208	355,753,997
End of Period	315,422,954	320,901,208
Undistributed investment income—net	44,814	24,640
Capital Share Transactions (Shares):
Class M Shares
Shares sold	4,375,049	3,859,357
Shares issued for dividends reinvested	226,488	308,262
Shares redeemed	(5,767,654)	(5,001,396)
Net Increase (Decrease) in Shares Outstanding	(1,166,117)	(833,777)
Investor Shares
Shares sold	259,624	311,223
Shares issued for dividends reinvested	18,409	19,592
Shares redeemed	(166,882)	(348,961)
Net Increase (Decrease) in Shares Outstanding	111,151	(18,146)

See notes to financial statements.

108

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund
		Year Ended August 31,
	2014	2013
Operations ($):
Investment income—net	5,231,240	5,579,289
Net realized gain (loss) on investments	936,868	1,525,940
Net unrealized appreciation (depreciation) on investments	6,643,614	(14,276,408)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,811,722	(7,171,179)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(4,767,007)	(5,104,571)
Investor Shares	(424,326)	(436,856)
Net realized gain on investments:
Class M Shares	(2,663,858)	(2,118,837)
Investor Shares	(258,819)	(198,769)
Total Dividends	(8,114,010)	(7,859,033)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	24,239,748	30,937,709
Investor Shares	1,869,840	3,170,548
Dividends reinvested:
Class M Shares	1,870,192	1,787,615
Investor Shares	600,225	510,973
Cost of shares redeemed:
Class M Shares	(42,631,907)	(38,115,417)
Investor Shares	(4,398,201)	(3,539,017)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(18,450,103)	(5,247,589)
Total Increase (Decrease) in Net Assets	(13,752,391)	(20,277,801)
Net Assets ($):
Beginning of Period	202,587,421	222,865,222
End of Period	188,835,030	202,587,421
Undistributed investment income—net	26,601	14,594
Capital Share Transactions (Shares):
Class M Shares
Shares sold	2,159,114	2,629,856
Shares issued for dividends reinvested	168,661	151,302
Shares redeemed	(3,811,993)	(3,262,649)
Net Increase (Decrease) in Shares Outstanding	(1,484,218)	(481,491)
Investor Shares
Shares sold	166,975	269,998
Shares issued for dividends reinvested	53,755	43,524
Shares redeemed	(392,159)	(302,528)
Net Increase (Decrease) in Shares Outstanding	(171,429)	10,994
See notes to financial statements.

The Funds 109

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Municipal Opportunities Fund
		Year Ended August 31,
	2014	2013
Operations ($):
Investment income—net	36,102,258	28,972,464
Net realized gain (loss) on investments	(19,818,704)	10,488,346
Net unrealized appreciation (depreciation) on investments	95,469,561	(87,679,540)
Net Increase (Decrease) in Net Assets Resulting from Operations	111,753,115	(48,218,730)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(35,048,637)	(28,517,581)
Investor Shares	(121,615)	(83,551)
Net realized gain on investments:
Class M Shares	(18,547,570)	(6,451,408)
Investor Shares	(69,583)	(19,941)
Total Dividends	(53,787,405)	(35,072,481)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	290,851,089	414,934,700
Investor Shares	7,296,804	3,786,582
Dividends reinvested:
Class M Shares	21,766,382	11,827,421
Investor Shares	171,125	86,338
Cost of shares redeemed:
Class M Shares	(293,432,679)	(118,973,112)
Investor Shares	(5,518,729)	(2,954,766)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	21,133,992	308,707,163
Total Increase (Decrease) in Net Assets	79,099,702	225,415,952
Net Assets ($):
Beginning of Period	949,686,346	724,270,394
End of Period	1,028,786,048	949,686,346
Undistributed (distributions in excess of) investment income—net	53,308	(5,976)
Capital Share Transactions (Shares):
Class M Shares
Shares sold	22,817,791	30,815,706
Shares issued for dividends reinvested	1,729,813	886,429
Shares redeemed	(23,260,103)	(8,980,195)
Net Increase (Decrease) in Shares Outstanding	1,287,501	22,721,940
Investor Shares
Shares sold	573,356	284,075
Shares issued for dividends reinvested	13,554	6,477
Shares redeemed	(435,459)	(225,877)
Net Increase (Decrease) in Shares Outstanding	151,451	64,675

See notes to financial statements.

110

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon municipal bond fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.22	13.98	13.45	13.75	13.10
Investment Operations:
Investment income—net[a]	.39	.41	.43	.48	.50
Net realized and unrealized
gain (loss) on investments	.55	(.73)	.53	(.22)	.65
Total from Investment Operations	.94	(.32)	.96	.26	1.15
Distributions:
Dividends from investment income—net	(.39)	(.39)	(.43)	(.48)	(.50)
Dividends from net realized gain on investments	—	(.05)	(.00)[b]	(.08)	—
Total Distributions	(.39)	(.44)	(.43)	(.56)	(.50)
Net asset value, end of period	13.77	13.22	13.98	13.45	13.75
Total Return (%)	7.18	(2.43)	7.25	2.07	8.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income
to average net assets	2.90	2.94	3.16	3.65	3.76
Portfolio Turnover Rate	24.65	24.05	25.31	39.88	42.75
Net Assets, end of period ($ x 1,000)	1,827,575	1,692,786	1,697,522	1,535,563	1,638,004

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.

See notes to financial statements.

The Funds 111

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.20	13.97	13.44	13.73	13.09
Investment Operations:
Investment income—net[a]	.36	.37	.40	.45	.47
Net realized and unrealized
gain (loss) on investments	.54	(.74)	.53	(.21)	.64
Total from Investment Operations	.90	(.37)	.93	.24	1.11
Distributions:
Dividends from investment income—net	(.35)	(.35)	(.40)	(.45)	(.47)
Dividends from net realized gain on investments	—	(.05)	(.00)[b]	(.08)	—
Total Distributions	(.35)	(.40)	(.40)	(.53)	(.47)
Net asset value, end of period	13.75	13.20	13.97	13.44	13.73
Total Return (%)	6.92	(2.68)	6.99	1.90	8.61
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.75	.75	.75	.75
Ratio of net expenses to average net assets	.75	.75	.75	.75	.75
Ratio of net investment income
to average net assets	2.65	2.68	2.92	3.41	3.51
Portfolio Turnover Rate	24.65	24.05	25.31	39.88	42.75
Net Assets, end of period ($ x 1,000)	42,042	37,095	38,067	41,237	33,931

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.

See notes to financial statements.

112

			Class M Shares
			Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.86	13.01	12.99	13.01	12.80
Investment Operations:
Investment income—net[a]	.10	.12	.15	.18	.21
Net realized and unrealized
gain (loss) on investments	.09	(.15)	.02	(.02)	.21
Total from Investment Operations	.19	(.03)	.17	.16	.42
Distributions:
Dividends from investment income—net	(.10)	(.12)	(.15)	(.18)	(.21)
Dividends from net realized gain on investments	(.01)	—	—	—	—
Total Distributions	(.11)	(.12)	(.15)	(.18)	(.21)
Net asset value, end of period	12.94	12.86	13.01	12.99	13.01
Total Return (%)	1.37	(.27)	1.34	1.31	3.22
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	.50	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.51	.51	.51
Ratio of net investment income
to average net assets	.77	.89	1.18	1.38	1.60
Portfolio Turnover Rate	39.43	41.94	34.17	24.33	16.46
Net Assets, end of period ($ x 1,000)	1,244,187	1,181,988	1,241,129	1,088,334	1,060,685
a Based on average shares outstanding.
See notes to financial statements.

The Funds 113

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.85	13.00	12.97	12.99	12.78
Investment Operations:
Investment income—net[a]	.07	.08	.12	.15	.19
Net realized and unrealized
gain (loss) on investments	.09	(.15)	.03	(.02)	.20
Total from Investment Operations	.16	(.07)	.15	.13	.39
Distributions:
Dividends from investment income—net	(.07)	(.08)	(.12)	(.15)	(.18)
Dividends from net realized gain on investments	(.01)	—	—	—	—
Total Distributions	(.08)	(.08)	(.12)	(.15)	(.18)
Net asset value, end of period	12.93	12.85	13.00	12.97	12.99
Total Return (%)	1.20	(.52)	1.17	.98	3.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.76	.76	.77	.77
Ratio of net expenses to average net assets	.76	.76	.76	.77	.77
Ratio of net investment income
to average net assets	.52	.63	.92	1.15	1.39
Portfolio Turnover Rate	39.43	41.94	34.17	24.33	16.46
Net Assets, end of period ($ x 1,000)	9,696	4,479	4,009	4,021	2,356
a Based on average shares outstanding.
See notes to financial statements.

114

			Class M Shares
			Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.27	13.15	12.77	12.96	12.40
Investment Operations:
Investment income—net[a]	.36	.36	.42	.46	.46
Net realized and unrealized
gain (loss) on investments	.40	(.79)	.38	(.19)	.56
Total from Investment Operations	.76	(.43)	.80	.27	1.02
Distributions:
Dividends from investment income—net	(.36)	(.36)	(.42)	(.46)	(.46)
Dividends from net realized gain on investments	(.11)	(.09)	—	—	(.00)[b]
Total Distributions	(.47)	(.45)	(.42)	(.46)	(.46)
Net asset value, end of period	12.56	12.27	13.15	12.77	12.96
Total Return (%)	6.31	(3.47)	6.34	2.21	8.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68	.67	.67	.66	.66
Ratio of net expenses to average net assets	.68	.67	.67	.66	.66
Ratio of net investment income
to average net assets	2.89	2.80	3.23	3.67	3.68
Portfolio Turnover Rate	25.84	29.10	27.16	9.72	7.11
Net Assets, end of period ($ x 1,000)	306,673	357,431	403,371	420,586	500,892

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.

See notes to financial statements.

The Funds 115

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.25	13.14	12.75	12.94	12.39
Investment Operations:
Investment income—net[a]	.33	.33	.38	.43	.44
Net realized and unrealized
gain (loss) on investments	.39	(.80)	.41	(.19)	.54
Total from Investment Operations	.72	(.47)	.79	.24	.98
Distributions:
Dividends from investment income—net	(.32)	(.33)	(.40)	(.43)	(.43)
Dividends from net realized gain on investments	(.11)	(.09)	—	—	(.00)[b]
Total Distributions	(.43)	(.42)	(.40)	(.43)	(.43)
Net asset value, end of period	12.54	12.25	13.14	12.75	12.94
Total Return (%)	6.04	(3.71)	6.28	1.95	8.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.92	.92	.91	.92
Ratio of net expenses to average net assets	.93	.92	.92	.91	.92
Ratio of net investment income
to average net assets	2.64	2.58	2.97	3.42	3.42
Portfolio Turnover Rate	25.84	29.10	27.16	9.72	7.11
Net Assets, end of period ($ x 1,000)	4,437	4,200	8,520	9,153	9,385

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.

See notes to financial statements.

116

			Class M Shares
			Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.62	13.54	13.12	13.39	12.86
Investment Operations:
Investment income—net[a]	.36	.37	.41	.45	.45
Net realized and unrealized
gain (loss) on investments	.42	(.77)	.44	(.20)	.53
Total from Investment Operations	.78	(.40)	.85	.25	.98
Distributions:
Dividends from investment income—net	(.36)	(.37)	(.42)	(.45)	(.45)
Dividends from net realized gain on investments	(.09)	(.15)	(.01)	(.07)	—
Total Distributions	(.45)	(.52)	(.43)	(.52)	(.45)
Net asset value, end of period	12.95	12.62	13.54	13.12	13.39
Total Return (%)	6.21	(3.11)	6.50	2.02	7.75
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	.53	.53	.53	.52
Ratio of net expenses to average net assets	.53	.53	.53	.52	.52
Ratio of net investment income
to average net assets	2.85	2.79	3.11	3.49	3.44
Portfolio Turnover Rate	32.80	21.16	29.39	10.43	21.44
Net Assets, end of period ($ x 1,000)	305,513	312,640	346,647	349,768	407,667

a Based on average shares outstanding.
See notes to financial statements.

The Funds 117

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.62	13.54	13.12	13.39	12.86
Investment Operations:
Investment income—net[a]	.34	.34	.38	.42	.42
Net realized and unrealized
gain (loss) on investments	.40	(.77)	.43	(.20)	.53
Total from Investment Operations	.74	(.43)	.81	.22	.95
Distributions:
Dividends from investment income—net	(.33)	(.34)	(.38)	(.42)	(.42)
Dividends from net realized gain on investments	(.09)	(.15)	(.01)	(.07)	—
Total Distributions	(.42)	(.49)	(.39)	(.49)	(.42)
Net asset value, end of period	12.94	12.62	13.54	13.12	13.39
Total Return (%)	5.95	(3.35)	6.23	1.77	7.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.78	.78	.78	.77
Ratio of net expenses to average net assets	.78	.78	.78	.77	.77
Ratio of net investment income
to average net assets	2.60	2.55	2.86	3.24	3.20
Portfolio Turnover Rate	32.80	21.16	29.39	10.43	21.44
Net Assets, end of period ($ x 1,000)	9,910	8,261	9,107	8,430	8,143

a Based on average shares outstanding.
See notes to financial statements.

118

			Class M Shares
			Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	11.11	11.92	11.46	11.60	11.16
Investment Operations:
Investment income—net[a]	.31	.30	.36	.38	.38
Net realized and unrealized
gain (loss) on investments	.46	(.69)	.49	(.13)	.44
Total from Investment Operations	.77	(.39)	.85	.25	.82
Distributions:
Dividends from investment income—net	(.31)	(.30)	(.36)	(.38)	(.38)
Dividends from net realized gain on investments	(.17)	(.12)	(.03)	(.01)	(.00)[b]
Total Distributions	(.48)	(.42)	(.39)	(.39)	(.38)
Net asset value, end of period	11.40	11.11	11.92	11.46	11.60
Total Return (%)	7.04	(3.40)	7.48	2.31	7.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.70	.71	.70	.72
Ratio of net expenses to average net assets	.59	.59	.59	.59	.59
Ratio of net investment income
to average net assets	2.79	2.57	3.06	3.41	3.33
Portfolio Turnover Rate	36.42	39.32	30.96	21.91	4.80
Net Assets, end of period ($ x 1,000)	172,407	184,657	203,768	182,547	196,795

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.

See notes to financial statements.

The Funds 119

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	11.12	11.93	11.47	11.61	11.17
Investment Operations:
Investment income—net[a]	.29	.27	.33	.36	.35
Net realized and unrealized
gain (loss) on investments	.44	(.69)	.49	(.14)	.44
Total from Investment Operations	.73	(.42)	.82	.22	.79
Distributions:
Dividends from investment income—net	(.28)	(.27)	(.33)	(.35)	(.35)
Dividends from net realized gain on investments	(.17)	(.12)	(.03)	(.01)	(.00)[b]
Total Distributions	(.45)	(.39)	(.36)	(.36)	(.35)
Net asset value, end of period	11.40	11.12	11.93	11.47	11.61
Total Return (%)	6.77	(3.63)	7.20	2.05	7.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.95	.96	.95	.97
Ratio of net expenses to average net assets	.84	.84	.84	.84	.84
Ratio of net investment income
to average net assets	2.54	2.32	2.81	3.16	3.08
Portfolio Turnover Rate	36.42	39.32	30.96	21.91	4.80
Net Assets, end of period ($ x 1,000)	16,428	17,930	19,097	17,177	17,352

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.

See notes to financial statements.

120

			Class M Shares
			Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.38	13.42	12.27	12.78	12.22
Investment Operations:
Investment income—net[a]	.49	.43	.50	.52	.50
Net realized and unrealized
gain (loss) on investments	1.04	(.92)	1.15	(.35)	.95
Total from Investment Operations	1.53	(.49)	1.65	.17	1.45
Distributions:
Dividends from investment income—net	(.48)	(.43)	(.50)	(.50)	(.52)
Dividends from net realized gain on investments	(.27)	(.12)	—	(.18)	(.37)
Total Distributions	(.75)	(.55)	(.50)	(.68)	(.89)
Net asset value, end of period	13.16	12.38	13.42	12.27	12.78
Total Return (%)	12.88	(3.95)	13.65	1.54	12.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.71	.73	.73	.71
Ratio of net expenses to average net assets	.71	.71	.73	.73	.71
Ratio of interest and expense related
to floating rate notes issued to average net assets	.05	.05	.06	.06	.01
Ratio of net investment income
to average net assets	3.88	3.22	3.84	4.22	4.12
Portfolio Turnover Rate	58.87	93.04	119.90	129.00	145.57
Net Assets, end of period ($ x 1,000)	1,023,660	946,739	721,943	505,035	384,933

a Based on average shares outstanding .
See notes to financial statements.

The Funds 121

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	12.38	13.43	12.27	12.79	12.22
Investment Operations:
Investment income—net[a]	.46	.40	.47	.48	.50
Net realized and unrealized
gain (loss) on investments	1.05	(.93)	1.16	(.35)	.93
Total from Investment Operations	1.51	(.53)	1.63	.13	1.43
Distributions:
Dividends from investment income—net	(.46)	(.40)	(.47)	(.47)	(.49)
Dividends from net realized gain on investments	(.27)	(.12)	—	(.18)	(.37)
Total Distributions	(.73)	(.52)	(.47)	(.65)	(.86)
Net asset value, end of period	13.16	12.38	13.43	12.27	12.79
Total Return (%)	12.54	(4.19)	13.46	1.21	12.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	.96	.99	.98	.96
Ratio of net expenses to average net assets	.98	.96	.99	.98	.95
Ratio of interest and expense related to
floating rate notes issued to average net assets	.05	.05	.06	.06	.01
Ratio of net investment income
to average net assets	3.67	2.98	3.63	3.93	4.00
Portfolio Turnover Rate	58.87	93.04	119.90	129.00	145.57
Net Assets, end of period ($ x 1,000)	5,126	2,947	2,328	1,152	1,157

a Based on average shares outstanding.
See notes to financial statements.

122

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of twenty-five series, including the following non-diversified municipal bond funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (each, a “fund” and together, the “funds”). The objectives of the funds are as follows: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon Municipal Opportunities Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”).The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares.

Each fund is authorized to issue an unlimited number of $.001 par value share of Beneficial Interest in each of the following classes of shares: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Funds 123

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy. Financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

124

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2014 in valuing each fund’s investments.

At August 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy for any of the funds.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after the trade date.

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other		Level 3—
	Level 1—Unadjusted			Significant		Significant
		Quoted Prices	Observable Inputs		Unobservable Inputs
Assets ($)		Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon National
Intermediate Municipal
Bond Fund
Municipal Bonds†	—	—	1,854,641,954	—	—	—	1,854,641,954
Other Financial Instruments:
Financial Futures††	—	(241,786)	—	—	—	—	(241,786)
BNY Mellon National
Short-Term Municipal Bond Fund
Municipal Bonds†	—	—	1,259,616,032	—	—	—	1,259,616,032
Other Financial Instruments:
Financial Futures††	—	(83,211)	—	—	—	—	(83,211)
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Municipal Bonds†	—	—	308,235,519	—	—	—	308,235,519
Other Financial Instruments:
Financial Futures††	—	(52,540)	—	—	—	—	(52,540)
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Municipal Bonds†	—	—	316,093,603	—	—	—	316,093,603
Other Financial Instruments:
Financial Futures††	—	(43,947)	—	—	—	—	(43,947)
BNY Mellon New York
Intermediate Tax-Exempt
Bond Fund
Municipal Bonds†	—	—	187,738,478	—	—	—	187,738,478
Other Financial Instruments:
Financial Futures††	—	(25,509)	—	—	—	—	(25,509)
BNY Mellon Municipal
Opportunities Fund
Municipal Bonds†	—	—	1,113,103,153	—	—	—	1,113,103,153
Floating Rate Notes†††	—	—	—	(69,540,000)	—	—	(69,540,000)
Other Financial Instruments:
Financial Futures††	—	(1,180,100)	—	—	—	—	(1,180,100)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized (depreciation) at period end.
††† Certain of the fund's liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

The Funds 125

NOTES TO FINANCIAL STATEMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: The funds declare dividends daily from investment income-net; such dividends are paid monthly. With respect to each fund, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2014, the funds did not have any liabilities for any uncertain tax positions. The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2014, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 2 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2014.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

Table 2—Components of Accumulated Earnings

	Undistributed	Undistributed	Accumulated	Undistributed
	Tax-Exempt	Ordinary	Capital	Capital	Unrealized
	Income ($)	Income ($)	Losses ($)	Gains ($)	Appreciation ($)
BNY Mellon National Intermediate
Municipal Bond Fund	772,392	—	(1,445,944)	—	112,105,750
BNY Mellon National Short-Term
Municipal Bond Fund	134,188	27,270	—	922,568	9,685,065
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	193,935	—	(100,877)	—	13,849,860
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	57,838	—	(1,701,688)	—	17,416,747
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	27,924	—	(650,171)	—	10,601,009
BNY Mellon Municipal Opportunities Fund	365,663	—	(35,964,729)	—	80,374,300

126

Table 3 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2014.

Table 4 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2014 and August 31, 2013, respectively.

During the period ended August 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums/discounts, and dividend reclassification, each fund decreased accumulated undistributed investment income–net, increased accumulated net realized gain (loss) on investments and increased (decreased) paid-in capital as summarized in Table 5. Net assets and net asset value per share were not affected by these reclassifications.

Table 3—Capital Loss Carryover

	Post-Enactment	Post-Enactment
	Short-Term	Long-Term
	Losses ($)†	Losses ($)††	Total ($)
BNY Mellon National Intermediate Municipal Bond Fund	609,046	836,898	1,445,944
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	100,877	—	100,877
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	1,300,203	401,485	1,701,688
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	650,171	—	650,171
BNY Mellon Municipal Opportunities Fund	25,403,972	10,560,757	35,964,729

† Post-enactment short-term losses which can be carried forward for an unlimited period.
†† Post-enactment long-term losses which can be carried forward for an unlimited period.

Table 4—Tax Character of Distributions Paid

				Ordinary		Long-Term
	Tax-Exempt Income ($)		Income ($)		Capital Gains ($)
	2014	2013	2014	2013	2014	2013
BNY Mellon National Intermediate
Municipal Bond Fund	50,517,652	50,845,315	116,233	37,809	—	6,953,995
BNY Mellon National Short-Term
Municipal Bond Fund	9,572,105	11,012,410	28,129	—	628,217	—
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	9,549,338	11,016,110	—	176,204	3,150,268	2,564,526
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	8,754,200	9,634,635	—	19,250	2,047,965	3,783,929
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	5,190,776	5,541,427	593	521,643	2,922,641	1,795,963
BNY Mellon Municipal Opportunities Fund	33,499,604	26,669,978	1,827,503	6,779,359	18,460,298	1,623,144

Table 5—Return of Capital Statement of Position

	Accumulated	Accumulated
	Undistributed	Net Realized	Paid-in
	Investment Income—Net ($)	Gain (Loss) ($)	Capital ($)
BNY Mellon National Intermediate Municipal Bond Fund	(477,373)	346,033	131,340
BNY Mellon National Short-Term Municipal Bond Fund	(46,151)	40,797	5,354
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	(28,079)	28,199	(120)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	—	1,204	(1,204)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	(27,900)	27,246	654
BNY Mellon Municipal Opportunities Fund	(872,722)	663,343	209,379

The Funds 127

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2014, the funds did not borrow under the Facilities.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, .50% of BNY Mellon New York Intermediate Tax- Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Investment Adviser has contractually agreed from September 1, 2013 through December 31, 2014, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $220,796 during the period ended August 31, 2014.

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (securities dealers, financial institutions or other industry professionals) with respect to these services. Table 6 summarizes the amount Investor shares of each fund was charged during the period ended August 31, 2014, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 6—Shareholder Services Plan Fees

BNY Mellon National Intermediate
Municipal Bond Fund	$97,872
BNY Mellon National Short-Term
Municipal Bond Fund	19,920
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	12,058
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	22,779
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	42,078
BNY Mellon Municipal
Opportunities Fund	8,600

128

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

The funds compensate Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing cash management services for the funds.The cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees, which are comprised of amounts paid on a per account basis, out of the administration fee it receives from the Trust.The funds also compensated The Bank of NewYork Mellon for performing certain cash management services related to fund subscriptions and redemptions, including shareholder redemption draft processing, under a cash management agreement that was in effect until September 30, 2013 and, beginning October 1, 2013, compensates The Bank of New York Mellon for processing shareholder redemption drafts under a shareholder draft processing agreement. Table 7 summarizes the amount each fund was charged during the period ended August 31, 2014, pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits for each fund, also summarized in Table 7.

The funds compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds.These fees are based on net assets, geographic region and transaction activity. Table 8 summarizes the amount each fund was charged during the period ended August 31, 2014, pursuant to the custody agreement.

Table 8—Custody Agreement Fees

BNY Mellon National Intermediate
Municipal Bond Fund	$92,641
BNY Mellon National Short-Term
Municipal Bond Fund	79,251
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	25,662
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	23,894
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	15,462
BNY Mellon Municipal
Opportunities Fund	67,279

During the period ended August 31, 2014, each fund was charged $8,296 for services performed by the Chief Compliance Officer and his staff.

Table 7—Cash Management Agreement Fees

			The Bank of New York
	Dreyfus Transfer, Inc.	Dreyfus Transfer, Inc.	Mellon Cash
	Cash Management Fees ($)	Earnings Credits ($)	Management Fees ($)
BNY Mellon National Intermediate
Municipal Bond Fund	336	24	167
BNY Mellon National Short-Term
Municipal Bond Fund	59	4	23
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	38	3	15
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	117	8	69
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	424	31	234
BNY Mellon Municipal Opportunities Fund	40	3	13

The Funds 129

NOTES TO FINANCIAL STATEMENTS (continued)

Table 9 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 5—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended August 31, 2014.

Inverse Floater Securities: BNY Mellon Municipal Opportunities Fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust. The trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“trust certificates”). A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities

Table 9—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custodian	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon National Intermediate
Municipal Bond Fund	550,129	8,788	38,564	1,154	—
BNY Mellon National Short-Term
Municipal Bond Fund	372,839	1,985	32,707	1,154	—
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	131,714	948	10,827	1,154	—
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	92,977	2,098	10,160	1,154	—
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	79,137	3,456	6,631	1,154	(20,709)
BNY Mellon Municipal Opportunities Fund	432,839	1,053	28,203	1,154	—

Table 10—Purchases and Sales

			Purchases ($)		Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund			553,359,109		426,994,455
BNY Mellon National Short-Term Municipal Bond Fund			586,662,379		463,317,922
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund			83,797,287		129,767,831
BNY Mellon Massachusetts Intermediate Municipal Bond Fund			101,795,265		97,121,628
BNY Mellon New York Intermediate Tax-Exempt Bond Fund			67,249,582		76,097,217
BNY Mellon Municipal Opportunities Fund			562,568,099		522,259,598

130

and various expenses of the trust. An inverse floater security may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the fund’s Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the trust certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event.When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the trust certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the trust. A liquidation shortfall occurs if the trust certificates exceed the proceeds of the sale of the bonds in the trust (“Liquidation Shortfall”).When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, the fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2014, was approximately $73,706,700 with a related weighted average annualized interest rate of .65%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended August 31, 2014 is discussed below.

Financial Futures: In the normal course of pursuing their investment objectives, the funds are exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The funds invest in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. When the contracts are closed, the funds recognize a realized gain or loss which is reflected in the Statements of Operations. There is minimal counter-party credit risk to the funds with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at August 31, 2014 are set forth in the Statements of Financial Futures.

The Funds 131

NOTES TO FINANCIAL STATEMENTS (continued)

Table 11 summarizes each fund’s average market value of derivatives outstanding, during the period ended August 31, 2014.

Table 12 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation on investments for each fund at August 31, 2014.

Table 11—Average Market Value of Derivatives

BNY Mellon National Intermediate
Municipal Bond Fund
Interest rate financial futures	$48,862,638
BNY Mellon National Short-Term
Municipal Bond Fund
Interest rate financial futures	13,087,560
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Interest rate financial futures	12,190,950
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund
Interest rate financial futures	9,684,988
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund
Interest rate financial futures	5,560,397
BNY Mellon Municipal
Opportunities Fund
Interest rate financial futures	303,821,274

Table 12—Accumulated Net Unrealized Appreciation

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	1,742,536,204	119,864,530	7,758,780	112,105,750
BNY Mellon National Short-Term Municipal Bond Fund	1,249,930,967	12,673,666	2,988,601	9,685,065
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	294,385,659	18,116,617	4,266,757	13,849,860
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	298,676,856	20,552,966	3,136,219	17,416,747
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	177,137,469	11,303,679	702,670	10,601,009
BNY Mellon Municipal Opportunities Fund	963,188,853	90,235,354	9,861,054	80,374,300

132

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders BNY Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, and BNY Mellon Municipal Opportunities Fund, (collectively the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments and statements of financial futures as of August 31, 2014, and the related statements of operations and statement of cash flows (with respect to BNY Mellon Municipal Opportunities Fund) for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds, as of August 31, 2014, the results of their operations and its cash flows (with respect to BNY Mellon Municipal Opportunities Fund) for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 29, 2014

The Funds 133

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2014 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $116,233 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2014 calendar year on Form 1099-DIV, which will be mailed in early 2015.

BNY Mellon National Short-Term Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2014 as “exempt-interest dividends” (not generally subject to regular federal income tax). Also, the fund reports the maximum amount allowable but not less than $.0067 per share as a capital gain dividend paid on December 19, 2013 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0003 as a short-term capital gain dividend paid on December 19, 2013 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Where required by fed-

eral tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2014 calendar year on Form 1099-DIV, which will be mailed in early 2015.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2014 as “exempt-interest dividends” (not generally subject to regular federal income tax). Also, the fund reports the maximum amount allowable but not less than $.1121 per share as a capital gain dividend paid on December 19, 2013 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2014 calendar year on Form 1099-DIV, which will be mailed in early 2015.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2014 as “exempt-interest dividends” (not generally subject to regular federal income tax).Also, the fund reports the maximum amount allowable but not less than $.0860 per share as a capital

134

gain dividend paid on December 19, 2013 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2014 calendar year on Form 1099-DIV, which will be mailed in early 2015.

BNY Mellon New York Intermediate Tax Exempt Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2014 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $558 that is being reported as an ordinary income distribution for reporting purposes.Also, the fund reports the maximum amount allowable but not less than $.1723 per share as a capital gain dividend paid on December 19, 2013 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2014 calendar year on Form 1099-DIV, which will be mailed in early 2015.

BNY Mellon Municipal Opportunities Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2014 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $1,670,649 that is being reported as an ordinary income distribution for reporting purposes. Also, the fund reports the maximum amount allowable but not less than $.2651 per share as a capital gain dividend paid on December 19, 2013 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0022 as a short-term capital gain dividend paid on December 19, 2013 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2014 calendar year on Form 1099-DIV, which will be mailed in early 2015.

The Funds 135

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT
ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 11-12, 2014, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement (together, the “Agreement”), pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services. The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds. Dreyfus provided the number of open accounts in each fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds (such as intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) each fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2013, and (2) each fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance.

136

As applicable to each fund, Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

BNY Mellon National Intermediate Municipal Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group median and above the Performance Universe medians for the various periods (including ranking in the first quartile of the Performance Universe for most periods). The Board also noted that the fund’s yield performance was at or above the Performance Group medians for six of the ten one-year periods and above the Performance Universe medians for each of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon National Short-Term Municipal Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the four- and ten-year periods when the fund’s performance was at and above the Performance Universe median, respectively. The Board also noted that the fund’s yield performance was below the Performance Group medians for eight of the ten one-year periods and below the Performance Universe medians for seven of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also received a presentation from the fund’s primary portfolio manager regarding the factors that had influenced the fund’s performance results over the past year, including the fact that the fund’s target duration generally was shorter than those of the funds in the Performance Group and the fund typically held higher quality securities than those held by some of the funds in the Performance Group.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians (highest in the Expense Group) and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

The Funds 137

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY
AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance ranked first or second of the two or three funds in the Performance Group for the various periods and was at or above the Performance Universe medians for various periods, except the one- and two-year periods when the fund’s performance was below the Performance Universe medians.The Board also noted that the fund’s yield performance ranked first or second of the two or three funds in the Performance Group and was above the Performance Universe medians for each of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was ranked second (was the highest) of the two funds in the Expense Group, the fund’s actual management fee was the highest in the Expense Group and Expense Universe and the fund’s total expenses were ranked second of the three funds in the Expense Group and above the Expense Universe median.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance ranked first or second of the two or three funds in the Performance Group for the various periods and was above the Performance Universe medians for all periods except for the one-year period when the fund’s performance was below the Performance Universe median. The Board also noted that the fund’s yield performance ranked first or second of the two or three funds in the Performance Group and was above the Performance Universe medians for each of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was ranked first (was the lowest) of the two funds in the Expense Group, the fund’s actual management fee was ranked second of the three funds in the Expense Group and below the Expense Universe median and the fund’s total expenses were ranked first of the three funds in the Expense Group and below the Expense Universe median.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group medians (with only three or four funds in the Performance Group), except for the ten-year period for which the fund was the only fund in the Performance Group, and above the Performance Universe medians for all periods, except for the one-year period when the fund’s performance was below the Performance Universe median. The Board also noted that the fund’s yield performance was below the Performance Group medians for the five most recent one-year periods ended December 31st (with only three or four funds in the Performance Group) and that the fund was the only fund in the Performance Group for the remaining five one-year periods and was at or above the Performance Universe medians for each of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

138

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was the highest of the four funds in the Expense Group, the fund’s actual management fee was the highest of the funds in the Expense Group and Expense Universe and the fund’s total expenses ranked second of the four funds in the Expense Group and were slightly below the Expense Universe median.

Dreyfus representatives noted that the investment adviser has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until December 31, 2014, so that annual direct fund operating expenses (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.59% of the fund’s average daily net assets.

BNY Mellon Municipal Opportunities Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians, ranking in the first quartile of the Performance Universe for all periods. The Board also noted that the fund’s yield performance was below the Performance Group medians for each of the five one-year periods, ranking in the fourth quartile for all periods, and at or above the Performance Universe medians for three of the five one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median, ranking as the highest in the Expense Group, and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians, ranking as the highest in the Expense Group and in the fourth quartile of Expense Universe.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to Dreyfus and its affiliates of managing each fund, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus to each fund.The Board also noted the expense limitation arrangement for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board considered on the advice of its counsel the profitability analysis with respect to each fund (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been

The Funds 139

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY
AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among the funds and the funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading each fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent, and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

  With respect to BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund, the Board was satisfied with each fund’s overall performance.

  With respect to BNY Mellon National Short-Term Municipal Bond Fund, the Board generally was satis- fied with the fund’s overall performance, in light of the considerations discussed above.

  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of each fund and the services provided to the funds by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of each fund and its respective shareholders.

140

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

The Funds 141

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

142

OFFICERS OF THE FUND (Unaudited)

DAVID K. MOSSMAN, President since October 2011.

As Director of Investment Administration for BNY Mellon Wealth Management's Investments Group (the "Investments Group") since January 2006, Mr. Mossman's responsibilities include oversight of securities trading and portfolio management systems administration and mutual fund product management. Mr. Mossman also serves as chief administrative officer of the Investments Group. He is 61 years old and has served in various capacities with BNY Mellon since 1982, including positions in the management of investment, mutual fund and brokerage businesses that encompassed financial, systems, product management, internal distribution and marketing responsibilities, and has been an employee of Dreyfus since September 2000.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since April 1985.

The Funds 143

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 167 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 162 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

144

NOTES

For More Information

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2014 MBSC Securities Corporation

MFTAR0814-MB

The BNY Mellon Funds

BNY Mellon Money Market Fund
BNY Mellon National Municipal Money Market Fund

ANNUAL REPORT	August 31, 2014

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon Money Market Fund	3
BNY Mellon National Municipal Money Market Fund	5
Understanding Your Fund's Expenses	7
Comparing Your Fund's Expenses With Those of Other Funds	7
Statements of Investments	8
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	31
Important Tax Information	32
Information About the Renewal of Each Fund's Investment Advisory Agreement and Administration Agreement	33
Board Members Information	36
Officers of the Fund	38

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Funds Trust, covering the 12-month period from September 1, 2013, through August 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The Federal Reserve Board's tapering talks and sustained economic growth caused long-term interest rates to rise during the final months of 2013; however, they moderated early in 2014 due to geopolitical turmoil, a domestic economic soft patch and supply-and-demand dynamics in the U.S. bond market. Nonetheless, short-term rates and yields of money market instruments remained steady, anchored near historical lows by an unchanged federal funds rate. In addition, a degree of uncertainty was removed from the money markets when the Securities and Exchange Commission issued new rules governing some funds, but the immediate impact on the market was muted when regulators delayed implementation for two years.

In our view, stronger labor markets, greater manufacturing activity, rebounding housing starts, and rising household wealth portend well for the U.S. economy. While some financial assets are likely to benefit from a more robust recovery, the possibility of higher inflation and rising long-term interest rates suggests that selectivity could become a more important determinant of investment success. Therefore, we suggest you talk regularly with your financial advisor to assess the potential impact of these and other macroeconomic developments on your investments.

Thank you for your continued confidence and support.

David K. Mossman
President
BNY Mellon Funds Trust
September 15, 2014

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by Patricia A. Larkin, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon Money Market Fund’s Class M shares produced a yield of 0.00%, and its Investor shares produced a yield of 0.00%. Taking into account the effects of compounding, the fund’s Class M shares and Investor shares produced effective yields of 0.00% and 0.00%, respectively.1

Despite occasional bouts of volatility over the reporting period, longer term bonds rallied amid an accelerating economic recovery. Nonetheless, money market yields remained steady near historical lows, anchored by an unchanged overnight federal funds rate between 0% and 0.25%.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities; certificates of deposit, time deposits, bankers’ acceptances and other short-term domestic or foreign bank obligations; repurchase agreements; high-grade commercial paper and other short-term corporate obligations; and taxable municipal obligations. Normally, the fund invests at least 25% of its net assets in bank obligations.

U.S. Economy Rebounded after Soft Patch

The reporting period began after a time of uncertainty as investors reacted to indications that the Federal Reserve Board (the “Fed”) would begin to taper its massive quantitative easing program. Although the Fed refrained from doing so until December, long-term rates climbed over the fourth quarter of 2013 as U.S. GDP grew at a 3.5% annualized rate. By year-end, the unemployment rate fell to 7.0% and yields on 10-year U.S.Treasury securities rose above 3%. In contrast, the Fed left its target for short-term interest rates unchanged, and yields of money market instruments remained steady.

Investors worried in January 2014 that global economic and political instability could derail the U.S. recovery, and long-term rates moderated.Yet, corporate earnings growth remained strong, the unemployment rate declined to 6.6% with the addition of 144,000 jobs, and the Fed announced its second reduction in quantitative easing. The economy regained strength in February when the manufacturing and service sectors posted gains. Although the unemployment rate ticked upward to 6.7%, 222,000 new jobs were created. Labor markets remained robust in March with the addition of 203,000 positions while the unemployment rate was unchanged. Nonetheless, U.S. GDP contracted at a 2.1% annualized rate over the first quarter. Economists attributed the downturn to reduced export activity, slowing inventory accumulation by businesses, and the dampening effects of severe winter weather on corporate spending and housing markets.

Housing starts and home sales rebounded in April, suggesting that the recovery would resume in warmer weather.There were 304,000 new jobs created during the month, and the unemployment rate fell sharply to 6.3%. The Fed again tapered quantitative easing at its April meeting. In May, nonfarm payroll employment rose by 229,000, and the unemployment rate held steady. Meanwhile, manufacturing activity accelerated for the fourth consecutive month and personal incomes posted a healthy gain.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

The U.S. economy strengthened further in June, when 267,000 jobs were created and the unemployment rate dipped to 6.1%. Manufacturing activity, personal incomes, and home sales continued to grow. Perhaps most notably, inflation began to accelerate as the Consumer Price Index climbed 2.1% compared to one year earlier. It later was estimated that the U.S. economy rebounded at a robust 4.6% annualized rate during the second quarter.

In July, the unemployment rate ticked slightly higher to 6.2%, but 212,000 new jobs were created during the month and new claims for unemployment insurance fell to their lowest level since 2006. The Fed implemented additional reductions in its bond purchasing program in June and July, putting the quantitative easing program on track for elimination this fall.August saw further economic improvement when retail sales and new home sales moved sharply higher. In contrast, new job creation fell to 142,000 in August even as the unemployment rate inched lower to 6.1%. Moreover, inflation moderated during the month due to declining fuel prices.

Fed Remains Committed to Low Short-Term Rates

Despite turbulence among intermediate- and long-term interest rates over the reporting period, money market yields remained steady near zero percent. In addition, yield differences along the market’s maturity spectrum stayed relatively narrow.

Monetary policymakers at the Fed reiterated that they are unlikely to raise short-term interest rates for “a considerable time.” Although regulators recently issued changes to the rules governing prime money market funds, the new regulations will not become effective until mid-2016.Therefore, the industry’s operations and asset flows have so far been relatively unaffected.

In this environment, and as we have for some time, we have maintained the fund’s weighted average maturity in a market-neutral position, and we have remained focused on well-established issuers with good quality and liquidity characteristics.

September 15, 2014

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more Nationally Recognized Statistical Ratings Organization (NRSRO) (or unrated, if deemed of comparable quality by the investment adviser), involve credit and liquidity risks and risk of principal loss.

[1]	Effective yield is based upon dividends declared daily and reinvested monthly.
Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2013, through August 31, 2014, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2014, BNY Mellon National Municipal Money Market Fund’s Class M shares produced a yield of 0.00%, and Investor shares produced a yield of 0.00%.Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced effective yields of 0.00% and 0.00%, respectively.1

Despite mounting evidence of a sustained U.S. economic recovery and an ongoing shift by the Federal Reserve Board (the “Fed”) to a more moderately accommodative monetary policy, the overnight federal funds rate was left unchanged near historical lows. As a result, tax-exempt money market yields also remained low throughout the reporting period.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity. To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper, and municipal leases. The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, bank and corporate obligations, and commercial paper.The fund also may invest in custodial receipts.

Yields Stayed Low Despite Accelerating Economic Recovery

While yields of municipal money market securities remained anchored throughout the reporting period by an unchanged federal funds rate between 0% and 0.25%, evidence of an accelerating economic recovery over the fall of 2013 and the Fed’s decision in December to begin reducing its quantitative easing program drove yields of 10-year U.S.Treasury securities above 3% by the start of 2014. However, unusually severe winter weather throughout much of the country caused U.S. GDP to contract at an annualized 2.1% rate during the first quarter of 2014 even as the unemployment rate continued to decline. Investors also grew concerned about economic and political instability in the world’s emerging markets. As a result, longer term bond yields fell significantly over the opening months of the reporting period.

The economic recovery got back on track in the spring, as evidenced by a 4.6% annualized GDP growth rate amid stronger labor markets and improving consumer confidence. However, changing supply-and-demand dynamics continued to put downward pressure on municipal money market yields. Demand remained strong for short-term tax-exempt municipal securities, including from nontraditional buyers, such as taxable intermediate bond funds and taxable money market funds, seeking attractive tax-exempt yields compared to taxable securities with similar maturities. However, individual investors seeking more competitive levels of current income focused mainly on longer term municipal bonds with higher yields. Consequently, yields of high-quality, one-year municipal notes remained low.

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

Robust investor demand and an increasingly limited supply of new instruments also kept yields on variable rate demand notes (“VRDNs”) near historical lows.

Municipal credit quality has continued to improve as most states and local governments recovered from the recession. Most notably, state general funds have shown consecutive quarters of growth in personal income tax and sales tax revenue. Consequently, most states achieved balanced budgets and replenished reserves during the reporting period.

Credit Selection Remained Paramount

Most municipal money market funds have maintained short-weighted average maturities compared to historical averages due to narrow yield differences along the tax-exempt money market’s maturity range. The fund was no exception, as we continued to maintain its weighted average maturity in a position that was consistent with industry averages. Changes to the regulations governing some money market funds - which were announced in July but are not effective until 2016 - also contributed to relatively cautious investment postures throughout the industry.

As always, well-researched credit selection remained paramount. We have continued to favor state general obligation bonds; essential service revenue bonds backed by water, sewer, and electric facilities; certain local credits with strong financial positions and stable tax bases; and health care and education issuers with stable credit characteristics.

Fed Remains Committed to Low Short-Term Rates

The Fed made a number of cuts in its monthly bond purchases over the reporting period, and its quantitative easing program is on track for elimination this fall. However, the Fed also has made clear that short-term interest rates are likely to remain near current levels “for a considerable time.” In determining how long to maintain its current target for the federal funds rate, the Fed reiterated that it will continue to monitor progress toward its objectives of full employment and a 2% inflation rate. Therefore, in our judgment, the prudent course continues to be an emphasis on preservation of capital and liquidity.

September 15, 2014

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short-term corporate and asset-backed securities holdings, while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by the investment adviser), involve credit and liquidity risks and risk of principal loss.

[1]

Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by the investment advisor pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon money market fund from March 1, 2014 to August 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2014
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$.76	$.71
Ending value (after expenses)	$1,000.00	$1,000.00
Annualized expense ratio (%)	.15	.14
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$.66	$.66
Ending value (after expenses)	$1,000.00	$1,000.00
Annualized expense ratio (%)	.13	.13

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2014
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$.77	$.71
Ending value (after expenses)	$1,024.45	$1,024.50
Annualized expense ratio (%)	.15	.14
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$.66	$.66
Ending value (after expenses)	$1,024.55	$1,024.55
Annualized expense ratio (%)	.13	.13

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Funds 7

STATEMENT OF INVESTMENTS
August 31, 2014

BNY Mellon Money Market Fund

Negotiable Bank	Principal				Principal
Certificates of Deposit—34.1%	Amount ($)		Value ($)	Commercial Paper—26.1%	Amount ($)		Value ($)

Bank of Tokyo-Mitsubishi				Barclays U.S. Funding
Ltd. (Yankee)				0.08%, 9/2/14	15,000,000		14,999,967
0.25%, 2/17/15	18,000,000		18,000,000	Credit Agricole NA
BNP Paribas (Yankee)				0.08%, 9/2/14	15,000,000		14,999,967
0.23%, 10/16/14	13,000,000		13,000,000	Credit Suisse New York
Citibank N.A.				0.22%, 10/20/14	10,000,000		9,997,005
0.17%, 9/4/14	15,000,000		15,000,000	Nestle Capital Corporation
Credit Industriel et				0.10%, 11/4/14	4,600,000	[a]	4,599,182
Commercial (Yankee)				NRW Bank
0.15%, 9/4/14	10,000,000		10,000,000	0.13%, 9/12/14	12,000,000	[a]	11,999,542
Mizuho Bank Ltd/NY (Yankee)				Sumitomo Mitsui Trust Bank
0.21%, 11/3/14	15,000,000		15,000,000	0.20%, 9/2/14	15,000,000		14,999,917
Rabobank Nederland (Yankee)				Swedbank
0.22%, 11/3/14	15,000,000		15,000,000	0.23%, 1/15/15	10,000,000		9,991,311
Skandinaviska Enskilda Banken				Toyota Motor Credit Corp.
NY (Yankee)				0.22%, 2/18/15	10,000,000		9,989,611
0.25%, 1/16/15	10,000,000		10,000,000	Westpac Banking Corp.
State Street Bank and Trust Co.				0.23%, 10/1/14	10,000,000	[a,b]	10,000,000
0.20%, 12/15/14	7,000,000		7,000,000	Total Commercial Paper
Sumitomo Mitsui				(cost $101,576,502)			101,576,502
Banking Corp. (Yankee)
0.25%, 9/12/14	15,000,000	[a]	15,000,000
				Asset-Backed
Wells Fargo Bank, NA
				Commercial Paper—10.3%
0.21%, 12/5/14	15,000,000		15,000,000
Total Negotiable Bank				Antalis U.S. Funding Corp.
Certificates of Deposit				0.16%, 9/3/14	10,000,000	[a]	9,999,911
(cost $133,000,000)			133,000,000

8

BNY Mellon Money Market Fund (continued)

Asset-Backed	Principal				Principal
Commercial Paper (continued)	Amount ($)		Value ($)	Time Deposits (continued)	Amount ($)	Value ($)

Collateralized Commercial Paper				Swedbank (Grand Cayman)
Program Co., LLC				0.05%, 9/2/14	7,000,000	7,000,000
0.30%, 3/17/15	15,000,000		14,975,375	Total Time Deposits
Regency Markets No. 1 LLC				(cost $80,000,000)		80,000,000
0.14%, 9/15/14	15,000,000	[a]	14,999,183

Total Asset-Backed				U.S. Treasury Bills—5.1%
Commercial Paper
				0.08%, 9/11/14
(cost $39,974,469)			39,974,469
				(cost $19,999,583)	20,000,000	19,999,583

Time Deposits—20.5%
				Repurchase Agreement—3.8%
Australia and
				Citigroup Global Markets Holdings Inc.
New Zealand Banking
				0.05%, dated 8/29/14, due 9/2/14
Group Ltd. (Grand Cayman)
				in the amount of $15,000,083 (fully
0.06%, 9/2/14	15,000,000		15,000,000
				collateralized by $15,585,100 U.S.
DZ Bank AG (Grand Cayman)				Treasury Notes, 1.38%, due
0.05%, 9/2/14	15,000,000		15,000,000	1/31/20, value $15,300,026)
Lloyds Bank (London)				(cost $15,000,000)	15,000,000	15,000,000
0.05%, 9/2/14	15,000,000		15,000,000
Natixis New York				Total Investments
(Grand Cayman)				(cost $389,550,554)	99.9%	389,550,554
0.06%, 9/2/14	13,000,000		13,000,000	Cash and Receivables (Net)	.1%	369,203
Royal Bank of Canada (Toronto)
				Net Assets	100.0%	389,919,757
0.05%, 9/2/14	15,000,000		15,000,000

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2014, these securities amounted to $66,597,818 or 17.1% of net assets.
b Variable rate security—interest rate subject to periodic change.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banking	76.9	Asset-Backed/Special Purpose Entity	2.6
U.S. Government	5.1	Finance	2.6
Asset-Backed/Multi-Seller Programs	3.9	Food and Beverages	1.2
Asset-Backed/Banking	3.8
Repurchase Agreement	3.8		99.9

† Based on net assets.
See notes to financial statements.

The Funds 9

STATEMENT OF INVESTMENTS
August 31, 2014

BNY Mellon National Municipal Money Market Fund
	Coupon	Maturity	Principal
Short-Term Investments—100.0%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.1%
Mobile County Industrial Development Authority,
Gulf Opportunity Zone Revenue
(SSAB Alabama Inc.) (LOC; Swedbank)	0.08	9/7/14	7,000,000	[a]	7,000,000
Mobile Industrial Development Board, Dock and Wharf Revenue,
Refunding (Holnam Inc. Project) (LOC; Bayerische Landesbank)	0.09	9/7/14	2,610,000	[a]	2,610,000
Arizona—.8%
Yavapai County Industrial Development Authority, Revenue
(Skanon Investments, Inc.—Drake Cement Project)
(LOC; Citibank NA)	0.06	9/7/14	7,000,000	[a]	7,000,000
California—4.6%
California Health Facilities Financing Authority, Revenue, CP
(Kaiser Permanente)	0.06	9/4/14	39,565,000		39,564,842
Colorado—7.1%
Colorado Educational and Cultural Facilities Authority, Revenue,
Refunding (The Nature Conservancy Project)	0.06	9/7/14	34,215,000	[a,b]	34,215,000
Parker Automotive Metropolitan District, GO Notes
(LOC; U.S. Bank NA)	0.06	9/7/14	850,000	[a]	850,000
Sheridan Redevelopment Agency, Tax Increment Revenue,
Refunding (South Santa Fe Drive Corridor Redevelopment
Project) (LOC; JPMorgan Chase Bank)	0.09	9/7/14	5,000,000	[a]	5,000,000
Southern Ute Indian Tribe of the Southern Ute Indian
Reservation, Revenue	0.06	9/7/14	20,300,000	[a]	20,300,000
Connecticut—.3%
Connecticut Health and Educational Facilities Authority, Revenue
(Westminster School Issue) (LOC; Bank of America)	0.12	9/7/14	2,100,000	[a,b]	2,100,000
District of Columbia—.4%
District of Columbia, Revenue (American Geophysical Union Issue)
(LOC; Bank of America)	0.10	9/7/14	2,970,000	[a]	2,970,000
Florida—.7%
Gainesville, IDR (Gainesville Hillel, Inc. Project)
(LOC; Northern Trust Company)	0.06	9/7/14	3,250,000	[a]	3,250,000
Jacksonville, IDR (University of Florida Health Sciences Center Clinic)
(LOC; Branch Banking and Trust Co.)	0.05	9/7/14	2,800,000	[a]	2,800,000
Georgia—.3%
Fayette County Hospital Authority, RAC (Fayette Community
Hospital Project) (LOC; FHLB)	0.04	9/7/14	2,300,000	[a]	2,300,000
Idaho—1.2%
Idaho Housing and Finance Association, MFHR (Traditions
at Boise Apartments Project) (LOC; FHLB)	0.07	9/7/14	10,350,000	[a]	10,350,000

10

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois—11.2%
Brookfield, Revenue (Brookfield Zoo Project)
(LOC; Northern Trust Company)	0.06	9/7/14	1,920,000	[a,b]	1,920,000
Galesburg, Revenue (Knox College Project) (LOC; PNC Bank NA)	0.06	9/7/14	3,100,000	[a,b]	3,100,000
Illinois Development Finance Authority, Revenue (American
College of Surgeons Project) (LOC; Northern Trust Company)	0.06	9/7/14	3,040,000	[a,b]	3,040,000
Illinois Development Finance Authority, Revenue (Evanston
Northwestern Healthcare Corporation) (Liquidity Facility;
Wells Fargo Bank)	0.02	9/2/14	3,000,000	[a,b]	3,000,000
Illinois Development Finance Authority, Revenue (McCormick
Theological Seminary Project) (LOC; Northern Trust Company)	0.06	9/7/14	17,935,000	[a,b]	17,935,000
Illinois Development Finance Authority, Revenue (McCormick
Theological Seminary Project) (LOC; Northern Trust Company)	0.06	9/7/14	4,615,000	[a,b]	4,615,000
Illinois Development Finance Authority, Revenue (Saint
Ignatius College Preparatory School) (LOC; PNC Bank NA)	0.05	9/7/14	12,000,000	[a,b]	12,000,000
Illinois Educational Facilities Authority, Revenue (The
Lincoln Park Society) (LOC; Citibank NA)	0.11	9/7/14	500,000	[a]	500,000
Illinois Finance Authority, Revenue (Joan W. and Irving B. Harris
Theater for Music and Dance Project) (LOC; PNC Bank NA)	0.05	9/7/14	14,000,000	[a]	14,000,000
Illinois Finance Authority, Revenue (Kohl Children’s Museum of
Greater Chicago Inc. Project) (LOC; Northern Trust Company)	0.05	9/7/14	1,675,000	[a]	1,675,000
Illinois Finance Authority, Revenue (Saint Ignatius College
Preparatory Project) (LOC; PNC Bank NA)	0.06	9/7/14	13,000,000	[a,b]	13,000,000
Illinois Finance Authority, Revenue (Village of Oak Park
Residence Corporation Project) (LOC; PNC Bank NA)	0.05	9/7/14	4,300,000	[a]	4,300,000
Illinois Housing Development Authority, MFHR (Woodlawn Six
Apartments) (LOC; FHLMC)	0.07	9/7/14	8,270,000	[a]	8,270,000
Romeoville, Revenue (Lewis University) (LOC; Wells Fargo Bank)	0.03	9/2/14	7,810,000	[a,b]	7,810,000
Indiana—3.8%
Deutsche Bank Spears/Lifers Trust (Series DBE-565) (Indiana Bond
Bank, Special Program Revenue) (Liquidity Facility; Deutsche
Bank AG and LOC; Deutsche Bank AG)	0.18	9/7/14	5,760,000 [a,c,d]		5,760,000
Goshen, EDR (Goshen College Project) (LOC; JPMorgan Chase Bank)	0.07	9/7/14	26,705,000	[a,b]	26,705,000
Kentucky—.2%
Mason County National Rural Utilities Cooperative Finance Corporation,
PCR (East Kentucky Power Cooperative, Inc. Project) (Liquidity Facility;
National Rural Utilities Cooperative Finance Corporation)	0.24	9/7/14	1,125,000	[a]	1,125,000
Mason County National Rural Utilities Cooperative Finance Corporation,
PCR (East Kentucky Power Cooperative, Inc. Project) (Liquidity Facility;
National Rural Utilities Cooperative Finance Corporation)	0.24	9/7/14	450,000	[a]	450,000

The Funds 11

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Louisiana—3.8%
Louisiana Public Facilities Authority, Revenue (Air
Products and Chemicals Project)	0.02	9/2/14	32,400,000	[a]	32,400,000
Maryland—4.6%
Baltimore County, Revenue (Cross Creek Apartments Facility)
(LOC; PNC Bank NA)	0.07	9/7/14	4,375,000	[a]	4,375,000
Baltimore Mayor and City Council Industrial Development
Authority, Revenue (City of Baltimore Capital Acquisition
Program) (LOC; Bayerische Landesbank)	0.08	9/7/14	11,100,000	[a]	11,100,000
Maryland Economic Development Corporation, EDR (Catholic
Relief Services Facility) (LOC; Bank of America)	0.08	9/7/14	15,075,000	[a]	15,075,000
Maryland Health and Higher Educational Facilities
Authority, Revenue (Stella Maris Issue) (LOC; M&T Trust)	0.07	9/7/14	8,680,000	[a]	8,680,000
Massachusetts—7.3%
Massachusetts Health and Educational Facilities Authority, Revenue
(Hillcrest Extended Care Services Issue) (LOC; Bank of America)	0.08	9/7/14	15,410,000	[a]	15,410,000
Massachusetts Water Resource Authority, CP
(LOC; State Street Bank and Trust Co.)	0.10	10/31/14	6,000,000		6,000,000
University of Massachusetts Building Authority, Project
Revenue (Liquidity Facility; JPMorgan Chase Bank)	0.07	9/7/14	41,100,000	[a,b]	41,100,000
Michigan—.9%
Lenawee County Economic Development Corporation, Revenue,
Refunding (Siena Heights University Project) (LOC; FHLB)	0.05	9/7/14	7,290,000	[a,b]	7,290,000
Minnesota—1.0%
Minnesota Higher Education Facilities Authority, Revenue
(Macalester College)	0.09	9/7/14	8,565,000	[a,b]	8,565,000
Mississippi—5.1%
Jackson County, Port Facility Revenue, Refunding
(Chevron U.S.A. Inc. Project)	0.02	9/2/14	13,100,000	[a]	13,100,000
Mississippi Business Finance Corporation, Gulf Opportunity
Zone IDR (Chevron U.S.A. Inc. Project)	0.02	9/2/14	12,420,000	[a]	12,420,000
Mississippi Business Finance Corporation, Gulf Opportunity
Zone IDR (Chevron U.S.A. Inc. Project)	0.02	9/2/14	16,225,000	[a]	16,225,000
Mississippi Development Bank, Special Obligation Revenue,
Refunding (Harrison County GO Bonds Refunding Project)
(LOC; Bank of America)	0.07	9/7/14	2,110,000	[a]	2,110,000
Missouri—2.0%
Saint Charles County Public Water Supply District Number 2, COP
(Project Lease Agreement) (LOC; Bank of America)	0.07	9/7/14	14,250,000	[a]	14,250,000
Saint Louis Industrial Development Authority, MFHR (Kingsbury
Place Apartments) (LOC; FHLB)	0.09	9/7/14	3,125,000	[a]	3,125,000

12

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Nevada—2.1%
Deutsche Bank Spears/Lifers Trust (Series DBE-668) (Clark County
School District, Limited Tax Building Bonds GO) (Liquidity
Facility; Deutsche Bank AG and LOC; Deutsche Bank AG)	0.20	9/7/14	17,975,000	[a,b,c,d]	17,975,000
New Hampshire—.7%
New Hampshire Health and Education Facilities Authority, Revenue
(University System of New Hampshire Issue) (Liquidity
Facility; Wells Fargo Bank)	0.10	9/2/14	5,735,000	[a,b]	5,735,000
New Jersey—6.3%
Deutsche Bank Spears/Lifers Trust (Series DBE-343) (Newark
Housing Authority, Marine Terminal Additional Rent-Backed
Revenue, Refunding (City of Newark Redevelopment Projects))
(Liquidity Facility; Deutsche Bank AG and LOC; Deutsche Bank AG)	0.16	9/7/14	7,785,000	[a,c,d]	7,785,000
Deutsche Bank Spears/Lifers Trust (Series DBE-511) (Newark
Housing Authority, Marine Terminal Additional Rent-Backed Revenue,
Refunding (City of Newark Redevelopment Projects)) (Liquidity
Facility; Deutsche Bank AG and LOC; Deutsche Bank AG)	0.17	9/7/14	12,000,000	[a,c,d]	12,000,000
East Orange, GO Notes (BAN, Special Emergency Notes
and Tax Appea Refunding Notes)	1.25	9/24/14	4,899,000		4,900,531
Garfield, GO Notes, BAN	1.25	2/27/15	4,460,000		4,476,098
Little Egg Harbor Township, GO Notes, BAN	1.00	2/3/15	8,509,690		8,522,228
Little Falls Township, GO Notes (BAN, Special
Emergency Note and Tax Appeal Refunding BAN)	1.00	12/19/14	5,170,000		5,173,204
Margate, Special Emergency Notes	1.00	12/22/14	3,000,000		3,003,194
Seaside Heights Borough, GO Notes, BAN	1.00	1/30/15	5,000,000		5,003,277
Sussex County Municipal Utilities Authority, GO Notes (Paulins
Kill Basin Water Reclamation System Project)	1.50	2/13/15	2,750,000		2,763,613
New York—9.5%
Albany Industrial Development Agency, Civic Facility Revenue
(Renaissance Corporation of Albany Project) (LOC; M&T Trust)	0.10	9/7/14	2,700,000	[a]	2,700,000
Amherst Industrial Development Agency, Civic Facility Revenue
(Daemen College Project) (LOC; M&T Trust)	0.10	9/7/14	11,700,000	[a,b]	11,700,000
Deutsche Bank Spears/Lifers Trust (Series DBE-1152) (TSASC,
Inc., Tobacco Settlement Asset-Backed Bonds) (Liquidity
Facility: Deutsche Bank AG and LOC; Deutsche Bank AG)	0.15	9/7/14	6,500,000 [a,c,d]		6,500,000
Dutchess County Industrial Development Agency, Civic
Facility Revenue (Brookview, Inc. Project)
(LOC; M&T Trust)	0.10	9/7/14	8,050,000	[a]	8,050,000
Erie County Industrial Development Agency, Civic Facility
Revenue (The Canisius High School of Buffalo, N.Y. Project)
(LOC; M&T Trust)	0.10	9/7/14	18,360,000	[a,b]	18,360,000

The Funds 13

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York City Capital Resource Corporation, Recovery Zone
Facility Revenue (WytheHotel Project) (LOC; M&T Trust)	0.11	9/7/14	3,700,000	[a]	3,700,000
New York City Municipal Water Finance Authority, Water and
Sewer System Revenue (Liquidity Facility; Mizuho Bank, Ltd.)	0.02	9/2/14	5,910,000	[a]	5,910,000
New York State Housing Finance Agency, Housing Revenue (25
Washington Street) (LOC; M&T Trust)	0.09	9/7/14	6,900,000	[a]	6,900,000
Oneida County Industrial Development Agency, Civic
Facility Revenue (Mohawk Valley Community College
Dormitory Corporation Project) (LOC; Citibank NA)	0.07	9/7/14	3,000,000	[a]	3,000,000
Onondaga County Industrial Development Agency, Civic
Facility Revenue (Syracuse Research Corporation Facility)
(LOC; M&T Trust)	0.10	9/7/14	3,340,000	[a]	3,340,000
Oswego County Industrial Development Agency, Civic
Facility Revenue (Oswego College Foundation, Inc.
Project) (LOC; M&T Trust)	0.10	9/7/14	890,000	[a,b]	890,000
Rockland County Industrial Development Authority, Revenue
(Northern Manor Multicare Center, Inc. Project)
(LOC; M&T Trust)	0.15	9/7/14	2,900,000	[a]	2,900,000
Syracuse Industrial Development Agency, Civic Facility Revenue
(Community Development Properties—Vanderbilt/Larned
Project) (LOC; M&T Trust)	0.10	9/7/14	1,300,000	[a]	1,300,000
Tompkins County Industrial Development Agency, Civic
Facility Revenue (Community Development Properties
Ithaca, Inc. Project) (LOC; M&T Trust)	0.15	9/7/14	5,800,000	[a]	5,800,000
North Carolina—1.8%
Charlotte-Mecklenburg Hospital Authority, Health Care Revenue
(Carolinas HealthCare System) (LOC; Wells Fargo Bank)	0.02	9/2/14	15,070,000	[a]	15,070,000
Ohio—.9%
Hamilton County, Hospital Facilities Revenue (Beechwood Home
Project) (LOC; PNC Bank NA)	0.07	9/7/14	3,015,000	[a]	3,015,000
Summit County Port Authority, Port Facilities Revenue (Summa
Wellness Institute-Hudson Project) (LOC; PNC Bank NA)	0.05	9/7/14	4,355,000	[a]	4,355,000
Pennsylvania—.9%
Allegheny County Industrial Development Authority, Revenue
(Sewickley Academy) (LOC; PNC Bank NA)	0.07	9/7/14	1,695,000	[a,b]	1,695,000
Butler County Industrial Development Authority, IDR, Refunding
(Wetterau Finance Company Project) (LOC; U.S. Bank NA)	0.07	9/7/14	1,940,000	[a]	1,940,000
Jackson Township Industrial Development Authority, Revenue
(StoneRidge Retirement Living Project) (LOC; PNC Bank NA)	0.05	9/7/14	4,350,000	[a]	4,350,000

14

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
South Carolina—2.7%
South Carolina Jobs-Economic Development Authority, EDR
(Ashley Hall Project) (LOC; Branch Banking and Trust Co.)	0.06	9/7/14	18,895,000	[a,b]	18,895,000
South Carolina Jobs-Economic Development Authority, EDR
(Lexington-Richland Alcohol and Drug Abuse Council, Inc.
Project) (LOC; Branch Banking and Trust Co.)	0.06	9/7/14	4,125,000	[a]	4,125,000
Tennessee—2.3%
Metropolitan Government of Nashville and Davidson County,
CP (Liquidity Facility; Sumitomo Mitsui Trust Bank, Ltd.)	0.10	11/6/14	20,000,000		20,000,000
Texas—8.6%
Atascosa County Industrial Development Corporation, PCR,
Refunding (San Miguel Electric Cooperative, Inc. Project) (LOC;
National Rural Utilities Cooperative Finance Corporation)	0.10	9/7/14	36,200,000	[a]	36,200,000
Jefferson County Industrial Development Corporation, Hurricane
Ike Disaster Area Revenue (Jefferson Refinery, L.L.C. Project)
(LOC; Branch Banking and Trust Co.)	0.60	10/15/14	15,900,000		15,900,000
Red River Education Finance Corporation, Higher Education
Revenue (Texas Christian University Project) (Liquidity
Facility; Northern Trust Company)	0.06	9/7/14	21,700,000	[a,b]	21,700,000
Utah—.4%
Utah Housing Corporation, MFHR (Timbergate Apartments
Project) (LOC; FHLMC)	0.10	9/7/14	3,125,000	[a]	3,125,000
Virginia—2.4%
Alexandria Industrial Development Authority, Revenue (Institute for
Defense Analyses Project) (LOC; Branch Banking and Trust Co.)	0.06	9/7/14	9,875,000	[a]	9,875,000
Fairfax County Industrial Development Authority,
Health Care Revenue (Inova Health System
Project) (LOC; Northern Trust Company)	0.06	9/7/14	3,600,000	[a]	3,600,000
Fairfax County Industrial Development Authority, Revenue
(Fairfax Hospital System, Inc.) (LOC; Northern Trust Company)	0.06	9/7/14	1,600,000	[a]	1,600,000
Fairfax County Industrial Development Authority, Revenue (Fairfax
Hospital System, Inc.) (LOC; Northern Trust Company)	0.06	9/7/14	2,800,000	[a]	2,800,000
Fairfax County Industrial Development Authority, Revenue
(Fairfax Hospital System, Inc.) (LOC; Northern Trust Company)	0.06	9/7/14	2,900,000	[a]	2,900,000
Washington—5.0%
Squaxin Island Tribe, Tribal Infrastructure Revenue
(LOC; Bank of America)	0.13	9/7/14	4,825,000	[a]	4,825,000
Washington Health Care Facilities Authority, Revenue (Providence
Health and Services) (Liquidity Facility; U.S. Bank NA)	0.07	9/7/14	22,200,000	[a]	22,200,000

The Funds 15

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Washington (continued)
Washington Health Care Facilities Authority, Revenue (Providence
Health and Services) (Liquidity Facility; U.S. Bank NA)	0.07	9/7/14	6,550,000	[a]	6,550,000
Washington Housing Finance Commission, MFHR (Affinity at
Southridge Apartments Project) (LOC; FHLB)	0.07	9/7/14	6,350,000	[a]	6,350,000
Washington Housing Finance Commission, Nonprofit Revenue
(District Council Number Five Apprenticeship and Training
Trust Fund Project) (LOC; Wells Fargo Bank)	0.15	9/7/14	3,155,000	[a]	3,155,000
Wisconsin—.0%
Pleasant Prairie, IDR (Muskie Enterprises, Inc.
Project) (LOC; Northern Trust Company)	0.33	9/7/14	300,000	[a]	300,000

Total Investments (cost $853,651,354)			100.0%		853,651,987
Cash and Receivables (Net)			.0%		233,589
Net Assets			100.0%		853,885,576

a Variable rate demand note—rate shown is the interest rate in effect at August 31, 2014. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b At August 31, 2014, the fund had $283,345,000 or 33.2% of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from education.
c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2014, these securities amounted to $50,020,000 or 5.9% of net assets.
[d] The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security.The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Education	33.2	Lease	1.9
Industrial	14.5	Resource Recovery	1.9
Health Care	11.0	Special Tax	.8
Housing	8.8	Transportation Services	.5
Utility-Water and Sewer	5.7	Pollution Control	.1
Utility-Electric	4.2	Other	11.3
City	3.7
State/Territory	2.4		100.0

† Based on net assets.

16

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Option Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

The Funds 17

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2014

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund
Assets ($):
Investments in securities—See Statement of Investments†
(including a Repurchase Agreement of $15,000,000
for BNY Mellon Money Market Fund)—Note 2(c)	389,550,554	853,651,987
Cash	424,605	60,230
Interest receivable	64,094	328,938
Prepaid expenses	7,574	8,470
	390,046,827	854,049,625
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	27,717	27,681
Due to Administrator—Note 3(a)	35,425	64,839
Accrued expenses	63,928	71,529
	127,070	164,049
Net Assets ($)	389,919,757	853,885,576
Composition of Net Assets ($):
Paid-in capital	389,916,457	855,188,238
Accumulated net realized gain (loss) on investments	3,300	(1,303,295)
Accumulated gross unrealized appreciation on investments	—	633
Net Assets ($)	389,919,757	853,885,576
Net Asset Value Per Share
Class M Shares
Net Assets ($)	381,864,009	851,238,038
Shares Outstanding	381,863,547	852,537,529
Net Asset Value Per Share ($)	1.00	1.00
Investor Shares
Net Assets ($)	8,055,748	2,647,538
Shares Outstanding	8,055,704	2,651,624
Net Asset Value Per Share ($)	1.00	1.00
† Investments at cost ($)	389,550,554	853,651,354

See notes to financial statements.

18

STATEMENTS OF OPERATIONS
Year Ended August 31, 2014

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund
Investment Income ($):
Interest Income	568,606	1,163,464
Expenses:
Investment advisory fee—Note 3(a)	602,059	1,370,118
Administration fee—Note 3(a)	496,920	1,130,703
Custodian fees—Note 3(b)	58,928	66,753
Professional fees	34,965	49,075
Registration fees	26,742	26,142
Trustees’ fees and expenses—Note 3(c)	24,781	56,163
Shareholder servicing costs—Note 3(b)	17,463	8,010
Prospectus and shareholders’ reports	7,314	7,820
Miscellaneous	31,407	38,804
Total Expenses	1,300,579	2,753,588
Less—reduction in expenses due to undertakings—Note 3(a)	(602,059)	(1,364,793)
Less—reduction in administration fees—Note 3(a)	(129,376)	(225,664)
Less—reduction in fees due to earnings credits—Note 3(b)	(688)	—
Net Expenses	568,456	1,163,131
Investment Income—Net	150	333
Realized and Unrealized Gain (Loss) on Investments—Note 2(b) ($)
Net realized gain (loss) on investments	3,300	113,193
Net unrealized appreciation (depreciation) on investments	—	633
Net Increase in Net Assets Resulting from Operations	3,450	114,159
See notes to financial statements.

The Funds 19

STATEMENTS OF CHANGES IN NET ASSETS

			BNY Mellon National Municipal
	BNY Mellon Money Market Fund		Money Market Fund
	Year Ended August 31,		Year Ended August 31,
	2014	2013	2014	2013
Operations ($):
Investment income—net	150	254	333	1,791
Net realized gain (loss) from investments	3,300	5,547	113,193	43,129
Net unrealized appreciation (depreciation) on investments	—	—	633	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,450	5,801	114,159	44,920
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(3,621)	(849)	(332)	(1,791)
Investor Shares	(43)	(5)	(1)	—
Total Dividends	(3,664)	(854)	(333)	(1,791)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M Shares	613,427,576	933,333,326	1,114,080,175	2,093,516,866
Investor Shares	10,822,069	12,316,323	6,467,210	7,122,756
Dividends reinvested:
Investor Shares	43	4	1	—
Cost of shares redeemed:
Class M Shares	(619,026,158)	(1,403,475,897)	(1,272,929,316)	(2,400,255,910)
Investor Shares	(7,406,843)	(18,015,562)	(6,684,412)	(5,276,615)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(2,183,313)	(475,841,806)	(159,066,342)	(304,892,903)
Total Increase (Decrease) In Net Assets	(2,183,527)	(475,836,859)	(158,952,516)	(304,849,774)
Net Assets ($):
Beginning of Period	392,103,284	867,940,143	1,012,838,092	1,317,687,866
End of Period	389,919,757	392,103,284	853,885,576	1,012,838,092

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon money market fund for the fiscal periods indicated. All information reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the funds’ financial statements.

					Class M Shares
			Year Ended August 31,
BNY Mellon Money Market Fund	2014		2013		2012		2011		2010
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.001
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]		(.001)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00
Total Return (%)	.00	[b]	.00	[b]	.00	[b]	.02		.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.32		.31		.30		.30		.30
Ratio of net expenses to average net assets	.14		.20		.21		.26		.29
Ratio of net investment income to average net assets	.00	[b]	.00	[b]	.00	[b]	.02		.07
Net Assets, end of period ($ x 1,000)	381,864		387,463		857,600		1,006,111		1,092,771

a	Amount represents less than $.001 per share.
[b]	Amount represents less than .01%.

See notes to financial statements.

The Funds 21

FINANCIAL HIGHLIGHTS (continued)

					Investor Shares
			Year Ended August 31,
BNY Mellon Money Market Fund	2014		2013		2012		2011		2010
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.000	[a]
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00
Total Return (%)	.00	[b]	.00	[b]	.00	[b]	.00	[b]	.00	[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57		.56		.58		.55		.55
Ratio of net expenses to average net assets	.14		.19		.22		.26		.38
Ratio of net investment income to average net assets	.00	[b]	.00	[b]	.00	[b]	.00	[b]	.00	[b]
Net Assets, end of period ($ x 1,000)	8,056		4,640		10,340		1,522		312

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

22

					Class M Shares
			Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2014		2013		2012		2011		2010
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.000	[a]
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00
Total Return (%)	.00	[b]	.00	[b]	.00	[b]	.03		.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30		.30		.30		.29		.30
Ratio of net expenses to average net assets	.13		.23		.22		.26		.28
Ratio of net investment income to average net assets	.00	[b]	.00	[b]	.00	[b]	.03		.04
Net Assets, end of period ($ x 1,000)	851,238		1,009,973		1,316,666		1,352,760		1,551,274

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

The Funds 23

FINANCIAL HIGHLIGHTS (continued)

					Investor Shares
			Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2014		2013		2012		2011		2010
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.000	[a]
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00
Total Return (%)	.00	[b]	.00	[b]	.00	[b]	.00	[b]	.00	[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55		.57		.56		.54		.55
Ratio of net expenses to average net assets	.13		.24		.23		.29		.33
Ratio of net investment income to average net assets	.00	[b]	.00	[b]	.00	[b]	.00	[b]	.00	[b]
Net Assets, end of period ($ x 1,000)	2,648		2,865		1,022		272		1

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following diversified money market funds: BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and together, the “funds”). BNY Mellon Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is each fund’s policy to maintain a continuous net asset value per share of $1.00; each fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that either fund will be able to maintain a stable net asset value per share of $1.00.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

The Funds 25

NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

At August 31, 2014, all of the securities in each fund were considered Level 2 of the fair value hierarchy.

At August 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy for any of the funds.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: BNY Mellon Money Market Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.The funds declare dividends daily from investment income-net; such dividends are paid monthly.With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of the funds not to distribute such gains.

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(e) Federal income taxes: It is the policy of BNY Mellon Money Market Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. It is the policy of BNY Mellon National Municipal Market Fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2014, the funds did not have any liabilities for any uncertain tax positions. The funds recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2014, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2014, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), BNY Mellon National Municipal Money Market Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

BNY Mellon National Municipal Money Market Fund has an accumulated capital loss carryover of $1,303,295 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2014. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2014 and August 31, 2013 was all ordinary income for BNY Mellon Money Market Fund and all tax-exempt income for BNY Mellon National Municipal Money Market Fund.

During the period ended August 31, 2014, as a result of permanent book to tax differences, primarily due to dividend reclassification, BNY Mellon Money Market Fund increased accumulated undistributed investment income-net by $3,514 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At August 31, 2014, BNY Mellon National Municipal Money Market Fund had accumulated gross unrealized appreciation on investments of $633.

At August 31, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of BNY Mellon Money

The Funds 27

NOTES TO FINANCIAL STATEMENTS (continued)

Market Fund and .15% of BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Investment Adviser has undertaken to waive receipt of the management/administration fees and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. The undertakings are voluntary and not contractual, and may be terminated at any time. Table 1 summarizes the reduction in expenses for each class of shares of each fund, pursuant to these undertakings, during the period ended August 31, 2014.

Table 1—Expense Reductions
	Class M	Investor
	Shares ($)	Shares ($)

BNY Mellon
Money Market Fund
Management fee waiver	591,589	10,470
Administration fee waiver	109,708	19,668
BNY Mellon National Municipal
Money Market Fund
Management fee waiver	1,359,992	4,801
Administration fee waiver	216,812	8,852

(b) The funds have adopted a Shareholder Services Plan with respect to their Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 2 summarizes the amounts Investor shares of each fund were charged during the period ended August 31, 2014, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 2—Shareholder Services Plan Fees
BNY Mellon Money Market Fund	$17,451
BNY Mellon National Municipal
Money Market Fund	8,001

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

The funds compensate Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing cash management services for the funds.The cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees, which are comprised of amounts paid on a per account basis out of the administration fee it receives from the Trust. The funds also compensated The Bank of New York Mellon for performing certain cash management services related to fund subscriptions and redemptions, including share-

28

holder redemption draft processing, under a cash management agreement that was in effect until September 30, 2013 and, beginning October 1, 2013, compensates The Bank of New York Mellon for processing shareholder redemption drafts under a shareholder draft processing agreement. Table 3 summarizes the amount each fund was charged during the period ended August 31, 2014, pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statements of Operations.These fees were partially offset by earnings credits for BNY Mellon Money Market Fund, also summarized in Table 3.

The funds compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. These fees are determined based on net assets, geographic region and transaction activity. Table 4 summarizes the amount each fund was charged during the period ended August 31, 2014, pursuant to the custody agreement. These fees were partially offset by earnings credits for BNY Mellon Money Market Fund, also summarized in Table 4.

Table 4—Custody Agreement Fees
	Custody	Earnings
	Fees ($)	Credits ($)
BNY Mellon Money Market Fund	58,928	(687)
BNY Mellon National Municipal
Money Market Fund	66,753	—

During the period ended August 31, 2014, each fund was charged $8,296 for services performed by the Chief Compliance Officer and his staff.

Table 5 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

Table 3—Cash Management Agreement Fees

		Dreyfus Transfer, Inc.			The Bank of New York
		Cash Management	Dreyfus Transfer, Inc.		Mellon Cash
		Fees ($)	Earnings Credits ($)		Management Fees ($)
BNY Mellon Money Market Fund			8	(1)	2
BNY Mellon National Municipal Money Market Fund			6	—	2

Table 5—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custody	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon Money Market Fund	47,991	1,670	24,893	1,154	(47,991)
BNY Mellon National Municipal Money Market Fund	112,198	527	26,000	1,154	(112,198)

The Funds 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

BNY Mellon National Municipal Money Market Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common board members and/or common officers, complies with Rule 17a-7 under the Act. During the period ended August 31, 2014, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $303,935,000 and $367,900,000, respectively.

NOTE 5—Regulatory Developments:

On July 23, 2014, the SEC adopted amendments to the rules that govern money market mutual funds. In part, the amendments will require structural changes to most types of money market funds to one extent or another; however, the SEC provided for an extended two-year transition period to comply with such structural require-ments.At this time, management is evaluating the reforms adopted and the manner for implementing these reforms over time and its impact on the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders BNY Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund, (collectively the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund, as of August 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

October 29, 2014

The Funds 31

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Money Market Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 91.08% as intertest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon National Municipal Money Market Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2014 as

“exempt-interest dividends” (not generally subject to regular federal income tax).

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2014 calendar year on Form 1099-DIV, which will be mailed in early 2015.

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INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT
ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 11-12, 2014, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement (together, the “Agreement”), pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services.The Bank of NewYork Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds. Dreyfus provided the number of open accounts in each fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds (such as intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) each fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2013, and (2) each fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and comparison funds.

As applicable to each fund, Dreyfus representatives reviewed with the Board the management or investment advisory fees paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Funds 33

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT
AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

BNY Mellon Money Market Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods (fourth quartile in half of the periods), except for the five-year period when the fund’s performance was above the Performance Group and Performance Universe medians and the ten-year period when the fund’s performance was above the Performance Universe median. The Board noted the relatively narrow spreads between the fund’s returns and the Performance Group medians (one to four basis points) when the fund’s performance was below the median.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median. The Board also considered the current fee waiver and expense reimbursement arrangement undertaken by Dreyfus.

BNY Mellon National Municipal Money Market Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the four-year period when the fund’s performance was at the Performance Universe median, ranking in the fourth quartile of the Performance Group in all periods and in the fourth quartile of the Performance Universe for half of the periods.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians. The Board also considered the current fee waiver and expense reimbursement arrangement undertaken by Dreyfus.

Both Funds

Dreyfus advised the Board that relative underperfor-mance was the result of Dreyfus’ conservative investment approach, including its credit standards and the maintenance of short average portfolio maturities, which Dreyfus employed to seek to reduce risk.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to Dreyfus and its affiliates of managing each fund, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus to each fund.The Board also noted the fee waiver and expense reimbursement arrangement for each fund and its effect on the profitability of Dreyfus and its affili-ates.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board considered on the advice of its counsel the profitability analysis with respect to each fund (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the

34

relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among the funds and the funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading each fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent, and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

  The Board generally was satisfied with the funds’ relative performance in light of the considerations described above.

  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of each fund and the services provided to the funds by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreement was in the best interests of each fund and its respective shareholders.

The Funds 35

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

36

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

The Funds 37

OFFICERS OF THE FUND (Unaudited)

DAVID K. MOSSMAN, President since October 2011.

As Director of Investment Administration for BNY Mellon Wealth Management’s Investments Group (the “Investments Group”) since January 2006, Mr. Mossman’s responsibilities include oversight of securities trading and portfolio management systems administration and mutual fund product management. Mr. Mossman also serves as chief administrative officer of the Investments Group. He is 61 years old and has served in various capacities with BNY Mellon since 1982, including positions in the management of investment, mutual fund and brokerage businesses that encompassed financial, systems, product management, internal distribution and marketing responsibilities, and has been an employee of Dreyfus since September 2000.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

38

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager ‚Äì Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 167 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 167 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 162 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

The Funds 39

For More Information

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

Each fund will disclose daily, on http://www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2014 MBSC Securities Corporation

MFTAR0814-MM

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Thomas F. Ryan, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. Ryan is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $606,600 in 2013 and $618,300 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $93,980 in 2013 and $98,100 in 2014. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $62,640  in 2013 and $64,900 in 2014.  These services consisted of the review or preparation of U.S. federal, state, local and excise tax returns.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2013 and $0 in 2014.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2013 and $0 in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures (the Policy”) for pre-approval (within specified fee limits) of the Auditor’s engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2)None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account’s full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $13,902,636 in 2013 and $15,801,381 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By:       /s/ David K. Mossman

            David K. Mossman,

            President

Date:    October 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ David K. Mossman

            David K. Mossman,

            President

Date:    October 23, 2014

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    October 23, 2014

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)